UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box: ☐

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

FLEETMATICS GROUP PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☒	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF THAT JURISDICTION.

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt about this offer, you should consult an independent financial adviser who, if you are taking advice in Ireland, is authorised or exempted under the European Communities (Markets in Financial Instruments) Regulations 2007 (S.I. No. 60 of 2007) (as amended) or the Investment Intermediaries Act 1995 (as amended) or, if you are not taking advice in Ireland, is an appropriately authorised independent financial adviser.

This document relates to a transaction which, if implemented, will result in the cancellation of the listing of Fleetmatics Shares on the New York Stock Exchange.

The release, publication or distribution of this document and any accompanying documents in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this document and all other documents relating to the Acquisition are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any Restricted Jurisdiction. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, Verizon, Bidco and Fleetmatics disclaim any responsibility or liability for the violations of any such restrictions by any person.

This document is dated 8 September 2016 and is first being mailed to Fleetmatics Shareholders on or about 9 September 2016.

Recommended Acquisition for Cash by

VERIZON BUSINESS INTERNATIONAL HOLDINGS B.V.,

AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF

VERIZON COMMUNICATIONS INC.

of

FLEETMATICS GROUP PLC

to be implemented by means of a Scheme of Arrangement

under Chapter 1 of Part 9 of the Companies Act 2014

The action to be taken by Fleetmatics Shareholders in respect of the Meetings is set out at pages 20-26.

Fleetmatics Shareholders of record will find enclosed with this document proxy cards for each of the Meetings at which they are entitled to vote. Instructions for returning proxy cards are set out at pages 10-11. The completion and return of proxy cards will not prevent Fleetmatics Shareholders of record from attending and voting in person at the Court Meeting or the EGM.

Fleetmatics Shareholders who hold Fleetmatics Shares through a brokerage firm, bank, dealer or other similar organisation (such holding referred to in this document as held in “street name”) should follow the voting instructions received from their brokerage firm, bank, dealer or other similar organisation.

Voting Record Time: 5.00 p.m. (ET/New York time) on 31 August 2016.

This document should be read as a whole. Your attention is drawn to the letter from James M. Travers, Chairman of the Fleetmatics Board, in Part 1 (Letter of Recommendation from the Fleetmatics Board) of this document, which contains a unanimous recommendation from the Fleetmatics Board that you vote in favour of the Resolutions. Information required under Section 452 of the Act is contained in Part 3 of this document.

Capitalised words in this document are, unless otherwise noted, defined in Part 9 (Definitions).

Notices convening the Court Meeting and the EGM, both of which will be held at the offices of Maples and Calder, 75 St. Stephen’s Green, Dublin 2, Ireland on 12 October 2016 are set out in the following parts of this document:

•	Part 10 (Notice of Fleetmatics Court Meeting); and

•	Part 11 (Notice of Extraordinary General Meeting of Fleetmatics Group PLC).

The Court Meeting will start at 8.00 a.m. (Irish time).

The EGM will start at 8.15 a.m. (Irish time) (or, if later, as soon thereafter as the Court Meeting, convened for the same date and place, has concluded or been adjourned).

Voting Record Time

Only holders of Fleetmatics Shares as of 5.00 p.m. (ET/New York time) on 31 August 2016, the Voting Record Time for the Meetings, will be entitled to notice of, and to vote at the Meetings or any adjournments thereof. At the Voting Record Time, there were 39,194,150 Fleetmatics Shares outstanding, held by seven holders of record. Each issued and outstanding Fleetmatics Share is entitled to one vote on each proposal on which the holder of such Fleetmatics Share is eligible to vote and any other matter properly coming before the Meetings.

Each Fleetmatics Shareholder of record who is entitled to attend and vote at the Meetings is entitled to appoint one or more proxies to attend, speak and vote on his, her or its behalf. A proxy need not be a Fleetmatics Shareholder.

The action to be taken by Fleetmatics Shareholders in respect of the Meetings and the Acquisition is set out at pages 20-26.

Statements Required by the Irish Takeover Rules

The Fleetmatics Directors accept responsibility for the information contained in this document other than information relating to Verizon, Bidco, the Verizon Group, the Verizon Directors and members of their immediate families, related trusts and persons connected with them for which the Verizon Directors accept responsibility. To the best of the knowledge and belief of the Fleetmatics Directors (who have taken all reasonable care to ensure that such is the case), the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

The Verizon Directors and the Bidco Directors accept responsibility for the information contained in this document relating to Verizon, Bidco, the Verizon Group, the Verizon Directors, the Bidco Directors and their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the Verizon Directors and the Bidco Directors (who have taken all reasonable care to ensure that such is the case), the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

PJT Partners LP, a U.S. registered broker-dealer regulated by FINRA and a member of SIPC, is acting for Verizon and no-one else in connection with the matters set out in this document and will not be responsible to anyone other than Verizon for providing advice in relation to the matters set out in this document. Neither PJT Partners LP nor any of its subsidiaries, branches or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of PJT Partners LP in connection with this document, any statement contained herein or otherwise.

Wells Fargo Securities, LLC is a U.S. registered broker-dealer regulated by the SEC and FINRA and a member of SIPC, is acting for Verizon and no-one else in connection with the matters set out in this document and will not be responsible to anyone other than Verizon for providing advice in relation to the matters set out in this document. Neither Wells Fargo Securities, LLC nor any of its subsidiaries, branches or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Wells Fargo Securities, LLC in connection with this document, any statement contained herein or otherwise.

Morgan Stanley & Co. LLC, acting through its affiliate Morgan Stanley & Co. International plc, which is authorised by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom, is acting as financial adviser to Fleetmatics and for no-one else in relation to the matters referred to in this document. In connection with such matters, Morgan Stanley & Co. LLC, Morgan Stanley & Co. International plc, each of their affiliates and their respective directors, officers, employees and agents will not regard any other person as their client, nor will they be responsible to anyone other than Fleetmatics for providing the protections afforded to their clients or for providing advice in connection with the matters described in this document or any matter referred to herein.

Verizon’s financial advisers are PJT Partners LP and Wells Fargo Securities, LLC. Cleary Gottlieb Steen & Hamilton LLP, Macfarlanes LLP and A&L Goodbody are providing legal advice as to U.S. law, UK law and Irish law, respectively.

Fleetmatics’ financial adviser is Morgan Stanley & Co. LLC, acting through its affiliate Morgan Stanley & Co. International plc. Goodwin Procter LLP and Maples and Calder are providing legal advice as to U.S. law and Irish law, respectively.

This document does not constitute a prospectus or a prospectus equivalent document, is for information purposes only and is not intended to, and does not, constitute or form any part of any offer or invitation, or the solicitation of an offer, to purchase or otherwise acquire, subscribe for, sell or otherwise dispose of any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The Acquisition will be made solely by means of this document (or, if applicable, the Takeover Offer Document), which contains (or in the case of the Takeover Offer Document, if applicable, will contain) the full terms and conditions of the Acquisition, including details of how to vote in respect of the Acquisition. Any decision in respect of, or other response to, the Acquisition, should be made only on the basis of the information contained in this document (or, if applicable, the Takeover Offer Document).

General

The release, publication or distribution of this document in or into certain jurisdictions may be restricted by the laws of those jurisdictions, including any Restricted Jurisdictions. Accordingly, copies of this document and all other documents relating to the Acquisition are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any Restricted Jurisdiction. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, Verizon, Bidco and Fleetmatics disclaim any responsibility or liability for the violations of any such restrictions by any Person.

The attention of Fleetmatics Shareholders, who are resident in, or citizens of, or who have a contractual or legal obligation to forward this document to Persons in Restricted Jurisdictions, is drawn to paragraph 10 in Part 3 (Information Required under Section 452 of the Act) of this document.

This document has been prepared for the purposes of complying with Irish law and the Irish Takeover Rules and U.S. proxy rules and the information disclosed may not be the same as that which would have been disclosed if this document had been prepared in accordance with the laws and regulations of any jurisdiction outside of Ireland or the United States.

Any response in relation to the Acquisition should be made only on the basis of the information contained in this document or any other document by which the Acquisition is made. Fleetmatics Shareholders are advised to read carefully the formal documentation in relation to the proposed Acquisition.

Verizon reserves the right, subject to the prior approval of the Panel, to elect to implement the Acquisition by way of an Offer in the circumstances described in, and subject to, the terms of the Transaction Agreement. Without limiting the provisions of the Transaction Agreement, in such event, such Offer will be implemented on terms and conditions that are at least as favourable to the Fleetmatics Shareholders (except for an acceptance condition set at 80% of the nominal value of the Fleetmatics Shares to which such an Offer relates and which are not already beneficially owned by Verizon, if any) as those which would apply in relation to the Scheme.

If you are a Fleetmatics Shareholder and have any questions relating to the Acquisition or to this document or how to vote, you should contact Innisfree M&A Incorporated (“Innisfree”) toll-free at (888) 750-5834 (if calling within the United States) or +1 (412) 232-3651 (if calling from outside the United States) between 9.00 a.m. and 5.00 p.m. (ET/New York time) on any Business Day. Banks and brokers should call (212) 750-5833. Innisfree cannot provide advice on the benefits of the Acquisition or recommend how you vote or give any financial advice or tax advice.

Pursuant to Rule 30.2(b) of the Irish Takeover Rules, this document will be available to Fleetmatics employees at http://ir.fleetmatics.com and to Verizon employees at http://www.verizon.com/about/investors/.

A copy of this document and the documents required to be published pursuant to the Irish Takeover Rules by Verizon will be made available by Verizon free of charge, subject to certain restrictions relating to persons in Restricted Jurisdictions, at http://www.verizon.com/about/investors/ by no later than midday (ET/New York time) on 9 September 2016. Fleetmatics will also make a copy of this document and the documents required to be published pursuant to the Irish Takeover Rules by Fleetmatics available on its website free of charge, subject to certain restrictions relating to Persons in Restricted Jurisdictions at http://ir.fleetmatics.com by no later than midday (ET/New York time) on 9 September 2016.

Save where specifically provided, neither the content of any website referred to in this document, nor the content of any website accessible from hyperlinks included in this document, shall be deemed incorporated into, or made a part of, this document.

No Profit Forecast / Asset Valuation

No statement in this document is intended to constitute a profit forecast for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for Fleetmatics. No statement in this document constitutes an asset valuation.

Rule 8 Dealing Disclosure Requirements

Under the provisions of Rule 8.3 of the Irish Takeover Rules, if any person is, or becomes, “interested” (directly or indirectly) in 1% or more of any class of “relevant securities” of Fleetmatics, all “dealings” in any “relevant securities” of Fleetmatics (including by means of an option in respect of, or a derivative referenced to, any such “relevant securities”) must be publicly disclosed by not later than 3.30 p.m. (Irish time) on the “business day” following the date of the relevant transaction. This requirement will continue until the Effective Date or the Offer Period otherwise ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an “interest” in “relevant securities” of Fleetmatics, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

Under the provisions of Rule 8.1 of the Irish Takeover Rules, all “dealings” in “relevant securities” of Fleetmatics by Verizon or Bidco, or by any party acting in concert with any of them, must also be disclosed by no later than 12 noon (Irish time) on the “business day” following the date of the relevant transaction.

A disclosure table, giving details of the companies in whose “relevant securities” “dealings” should be disclosed can be found on the Panel’s website at www.irishtakeoverpanel.ie.

“Interests in securities” arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an “interest” by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks in this section are defined in the Irish Takeover Rules, which can be found on the Panel’s website.

If you are in any doubt as to whether or not you are required to disclose a dealing under Rule 8, please consult the Panel’s website at www.irishtakeoverpanel.ie or contact the Panel on telephone number +353 1 678 9020 or fax number +353 1 678 9289.

Verizon Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements. These statements are based on estimates and assumptions and are subject to risks and uncertainties. Forward-looking statements include Verizon’s and the Verizon Group’s estimated or anticipated future results, or other non-historical facts. Forward-looking statements also include those preceded or followed by the words “anticipates”, “believes”, “estimates”, “hopes” or similar expressions.

For those statements, Verizon claims the protection of the safe harbour for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The following important factors, along with those discussed in Verizon’s filings with the SEC, could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements: integration of the Acquisition and benefits of the Acquisition; the risk that the required regulatory approvals for the proposed transaction are not obtained, are delayed or are subject to conditions that are not anticipated; the anticipated size of the markets and continued demand for Fleetmatics’ products; adverse conditions in the U.S. and international economies; the effects of competition in the markets in which Verizon or Fleetmatics operate; material changes in technology or technology substitution; disruption of Verizon or Fleetmatics’ key suppliers’ provisioning of products or services; changes in the regulatory environment, including any increase in restrictions on Verizon’s ability to operate its networks; breaches of network or information technology security, natural disasters, terrorist attacks or acts of war or significant litigation and any resulting financial impact not covered by insurance; Verizon’s high level of indebtedness; an adverse change in the ratings afforded Verizon’s debt securities by nationally accredited ratings organisations or adverse conditions in the credit markets affecting the cost, including interest rates, and/or availability of further financing; material adverse changes in labour matters, including labour negotiations, and any resulting financial and/or operational impact; significant increases in benefit plan costs or lower investment returns on plan assets; changes in tax laws or treaties, or in their interpretation; changes in accounting assumptions that regulatory agencies, including the SEC, may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; the inability to implement Verizon’s or the combined group’s business strategies; the inability to realise the benefits of Verizon’s or the combined group’s strategic acquisitions; those discussed in Fleetmatics’ Annual Report on Form 10-K for the year ended 31 December 2015 and Amendment No. 1 thereto under the heading “Risk Factors”, as updated from time to time by Fleetmatics’ Quarterly Reports on Form 10-Q and other documents of Fleetmatics on file with the SEC; and those discussed in Verizon’s Annual Report on Form 10-K for the year ended 31 December 2015 under the heading “Risk Factors”, as updated from time to time by Verizon’s Quarterly Reports on Form 10-Q and other documents of Verizon on file with the SEC. There may be additional risks that neither Fleetmatics nor Verizon presently know or that Fleetmatics and Verizon currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Fleetmatics’ and Verizon’s expectations, plans or forecasts of future events and views as of the date of this document. Fleetmatics and Verizon anticipate that subsequent events and developments will cause Fleetmatics’ and Verizon’s assessments to change. However, while Fleetmatics and Verizon may elect to update these forward-looking statements at some point in the future, Fleetmatics and Verizon specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Fleetmatics’ and Verizon’s assessments as of any date subsequent to the date of this document.

Fleetmatics Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements. These statements are based on estimates and assumptions and are subject to risks and uncertainties. Forward-looking statements include the Fleetmatics Group’s estimated or anticipated future results, or other non-historical facts. Forward-looking statements also include those preceded or followed by the words “will”, “may”, “could”, “would”, “to be”, “might”, “believe”, “anticipate”, “expect”, “plan”, “estimate”, “forecast”, “future”, “positioned”, “potential”, “intend”, “continue”, “remain”, “scheduled”, “outlook”, “set to”, “subject to”, “upcoming”, “target” or similar expressions. For those statements, Fleetmatics claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

The following important factors, along with those discussed in Fleetmatics’ filings with the SEC, could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements: uncertainties as to the timing of the Acquisition; uncertainties as to whether Verizon will be able to consummate the Acquisition; uncertainties as to whether the Scheme Shareholders will provide the requisite approvals for the Acquisition on a timely basis or at all; the possibility that competing offers will be made; the possibility that certain conditions to the consummation of the Acquisition will not be satisfied, including without limitation obtaining the requisite approval of the Scheme; the possibility that Verizon will be unable to obtain regulatory approvals for the Acquisition on a timely basis or at all; the possibility that Scheme Shareholders will file lawsuits challenging the Acquisition, including actions seeking to rescind the Scheme or enjoin the consummation of the Acquisition; changes in relevant tax and other laws or regulations; the diversion of Fleetmatics management’s time and attention to issues relating to the Acquisition and integration; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) occurring prior to completion of the Acquisition or if the Acquisition is not completed; the difficulty retaining certain key employees of Fleetmatics as a result of the announcement of the Acquisition; the scope, timing and outcome of any ongoing legal proceedings involving Verizon or Fleetmatics and the impact of any such proceedings on the Acquisition or on the financial condition, results of operations and/or cash flows of Fleetmatics; the possibility that costs, fees, expenses or charges Fleetmatics incurs in connection with the Acquisition are greater than expected; the possibility that the Scheme may be terminated in circumstances that require Fleetmatics to reimburse certain expenses to Verizon related to the Acquisition; and changes in the economic and financial conditions of the businesses of Verizon or Fleetmatics; and those discussed in Fleetmatics’ Annual Report on Form 10-K for the year ended 31 December 2015 and Amendment No. 1 thereto under the heading “Risk Factors”, as updated from time to time by Fleetmatics’ Quarterly Reports on Form 10-Q and other documents of Fleetmatics on file with the SEC. There may be additional risks that neither Fleetmatics nor Verizon presently know or that Fleetmatics and Verizon currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Fleetmatics’ and Verizon’s expectations, plans or forecasts of future events and views as of the date of this document. Fleetmatics and Verizon anticipate that subsequent events and developments will cause Fleetmatics’ and Verizon’s assessments to change. However, while Fleetmatics and Verizon may elect to update these forward-looking statements at some point in the future, Fleetmatics and Verizon specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Fleetmatics’ and Verizon’s assessments as of any date subsequent to the date of this document.

Rounding Adjustments

Certain figures included in this document have been subjected to rounding adjustments. Accordingly, figures shown for the same category presented in different tables may vary slightly and figures shown as totals in certain tables may not be an arithmetic aggregation of the figures that precede them.

Fleetmatics Earnings Call and Guidance for the Year 2016

On 1 August 2016, Fleetmatics announced the cancellation of its earnings call in respect of the six months ended 30 June 2016, which was previously scheduled for 9 August 2016. Fleetmatics has also withdrawn its most recent guidance in respect of the full year 2016 issued on 4 May 2016.

i

ii

SUMMARY TERM SHEET

The following summary highlights information in this document related to the Acquisition and may not contain all the information that is important to Fleetmatics Shareholders. Accordingly, you should read carefully this entire document, its annexes and the documents referred to in this document. Each item in this summary includes a page reference directing you to a more complete description of the item in this document.

The Companies (Pages 53-54)

Fleetmatics Group PLC

Fleetmatics (NYSE: FLTX), an Irish incorporated public limited company, is a leading global provider of mobile workforce solutions for service-based businesses of all sizes delivered as software-as-a-service (SaaS). Fleetmatics’ solutions enable businesses to meet the challenges associated with managing local fleets, and improve the productivity of their mobile workforces, by extracting actionable business intelligence from real-time and historical vehicle and driver behavioural data. Fleetmatics’ intuitive, cost-effective Web-based solutions provide fleet operators with visibility into vehicle location, fuel usage, speed and mileage, and other insights into their mobile workforce, enabling them to reduce operating and capital costs, as well as increase revenue. An integrated, full-featured mobile workforce management product provides additional efficiencies related to job management by empowering the field worker and speeding the job completion process from quote through payment. As of 30 June 2016, Fleetmatics served approximately 38,000 customers and approximately 757,000 subscribed vehicles worldwide.

Fleetmatics Group PLC

Block C, Cookstown Court

Belgard Road

Tallaght

Dublin 24, Ireland

Verizon Communications Inc.

Verizon (NYSE, Nasdaq: VZ), headquartered in New York City, generated nearly U.S.$132 billion in revenues in 2015. Verizon operates America’s most reliable wireless network, with 113.2 million retail connections nationwide. Verizon also provides communications and entertainment services over America’s most advanced fiber-optic network, and delivers integrated business solutions to customers worldwide.

Verizon Communications Inc.

1095 Avenue of the Americas

New York, NY 10036

Verizon Business International Holdings B.V.

Bidco, an indirect wholly-owned subsidiary of Verizon incorporated under the laws of the Netherlands, acts as a holding company for certain European and Asia Pacific operating affiliates of Verizon.

Verizon Business International Holdings B.V.

H.J.E. Wenckenbachweg 123

Amsterdam 1096 AM, The Netherlands

The Acquisition (Page 56)

On 1 August 2016, Fleetmatics and Verizon announced that they had reached agreement on the terms of a recommended acquisition of Fleetmatics by Bidco, an indirect wholly-owned subsidiary of Verizon, to be implemented by means of a scheme of arrangement under Irish law.

If the Scheme is implemented, at the Effective Time, all Cancellation Shares will be cancelled pursuant to Sections 84 to 86 of the Act and all Transfer Shares will be transferred to Bidco in accordance with the Scheme. Fleetmatics will then issue New Fleetmatics Shares to Bidco in place of the Cancellation Shares and Verizon will pay the Consideration to Scheme Shareholders in consideration for the Acquisition. Upon implementation of the Scheme, Fleetmatics will become a wholly-owned subsidiary of Bidco.

The Consideration of U.S.$60.00 per Scheme Share represents a premium of approximately:

•	40% to Fleetmatics’ closing share price of U.S.$42.96 on 29 July 2016 (being the last practicable date prior to the publication of the Rule 2.5 Announcement);

•	40% to Fleetmatics’ volume weighted average share price of U.S.$43.01 over the past 30 trading day period ending 29 July 2016; and

•	49% to Fleetmatics’ volume weighted average share price of U.S.$40.19 over the past 90 trading day period ending 29 July 2016.

The closing sale price of a Fleetmatics Share on the NYSE on 31 August 2016 was U.S.$59.87. You are encouraged to obtain current market quotations for Fleetmatics Shares in connection with voting your Fleetmatics Shares.

Upon completion of the Acquisition, trading of Fleetmatics Shares on the NYSE will be cancelled. Following such cancellation, the Fleetmatics Shares will not be publicly-traded or listed on a securities exchange in the United States or elsewhere and will be deregistered under the Exchange Act.

The Court Meeting (Pages 9 and 22)

Date, Time and Place. The Court Meeting will be held at the offices of Maples and Calder, 75 St. Stephen’s Green, Dublin 2, Ireland on 12 October 2016, commencing at 8.00 a.m. (Irish time).

Purpose. The purpose of the Court Meeting is to allow the High Court to ascertain whether Fleetmatics Shareholders are in favour of the Scheme. At the Court Meeting, you will be asked to consider and vote upon Resolutions (1) to approve the Scheme in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the High Court and (2) to approve a proposal to adjourn the Court Meeting, if necessary, to solicit additional proxies in favour of approval of the Resolutions to be considered at the Court Meeting. Fleetmatics is currently not aware of any other business to come before the Court Meeting.

Quorum. Fleetmatics Shareholders may not take action at the Court Meeting (with the exception of the appointment of the Chairman) unless there is a quorum present. A Court Meeting is duly constituted, and a quorum is present, if, at the commencement of the meeting, two or more Fleetmatics Shareholders of record are present in person or by proxy.

Vote Required. For the Scheme to be approved at the Court Meeting, the relevant Fleetmatics Shareholders voting in favour of the Scheme must represent both (1) a simple majority (more than 50%) in number of each of those Fleetmatics Shareholders of record present and voting (in person or by proxy) and (2) three-fourths (75%) or more in value of Scheme Shares held by those Fleetmatics Shareholders present and voting (in person or by proxy) at such Court Meeting. For the adjournment to be approved at the Court Meeting, the relevant Fleetmatics Shareholders voting in favour of the adjournment must represent a simple majority (more than 50%) of the votes cast in person or by proxy at the Court Meeting.

In considering its approval of the Scheme, the High Court will consider whether there has been a sufficiently large (in the High Court’s judgment) number of Fleetmatics Shares included in the vote in favour of the Scheme to fairly represent the opinion of Fleetmatics Shareholders. As a result, it is important that as many votes as possible are cast at the Court Meeting. If you abstain from voting, fail to cast your vote, in person or by proxy, or fail to give voting instructions to your brokerage firm, bank, dealer or other similar organisation, it will have no effect on the approval of the Resolutions to be proposed at the Court Meeting. The failure to vote will increase the likelihood of the Scheme being defeated at the Court Meeting or rejection by the High Court for lack of a fair representation of Fleetmatics Shareholder opinion, resulting in the Acquisition not proceeding.

The EGM (Pages 9 and 22)

Date, Time and Place. The EGM will be held at the offices of Maples and Calder, 75 St. Stephen’s Green, Dublin 2, Ireland on 12 October 2016, at 8.15 a.m. (Irish time) or, if later, immediately after the conclusion or adjournment of the Court Meeting.

Purpose. At the EGM, you will be asked to consider and vote upon resolutions (1) to amend the memorandum of association of Fleetmatics to broaden the objects of Fleetmatics in order to enable it to implement the Scheme, (2) to approve the Scheme and to authorize the Fleetmatics Directors to take such action as they consider necessary or appropriate to carry the Scheme into effect, (3) to approve the cancellation of the Cancellation Shares pursuant to Section 84 of the Act, (4) to authorize the Fleetmatics Directors to issue relevant securities pursuant to Section 1021 of the Act and to apply the reserve in the books arising upon the cancellation in paying up in full at par New Fleetmatics Shares, (5) to amend the Fleetmatics Articles in connection with the treatment of Fleetmatics Shares issued under the Fleetmatics Share Plans, (6) to approve, on a non-binding, advisory basis, the compensation that will or may become payable to Fleetmatics’ named executive officers relating to the Acquisition as disclosed pursuant to Item 402(t) of Regulation S-K, and (7) to approve a proposal to adjourn the EGM, if necessary, to solicit additional proxies in favour of approval of the Resolutions to be considered at the EGM. Fleetmatics is currently not aware of any other business to come before the EGM.

Quorum. Fleetmatics Shareholders may not take action at the EGM (with the exception of the appointment of the Chairman) unless there is a quorum present. A meeting of shareholders is duly constituted, and a quorum is present, if, at the commencement of the meeting, two or more Fleetmatics Shareholders of record holding shares that represent at least 50% of the issued shares carrying the right to vote at such meeting are present in person or by proxy.

Vote Required. Resolutions 2, 4, 6 and 7 are being proposed as ordinary resolutions and are required to be passed by a simple majority (more than 50%) of the votes cast in person or by proxy at the EGM. Resolutions 1, 3 and 5 are being proposed as special resolutions and are required to be passed by at least three-fourths (75%) of the votes cast in person or by proxy at the EGM. If you abstain from voting, fail to cast your vote, in person or by proxy, or fail to give voting instructions to your brokerage firm, bank, dealer or other similar organisation, it will have no effect on the Resolutions to be proposed at the EGM.

Voting Record Time (Pages 10 and 21)

Only holders of Fleetmatics Shares as of 5.00 p.m. (ET/New York time) on 31 August 2016, the Voting Record Time for the Meetings, will be entitled to notice of, and to vote at the Meetings or any adjournments thereof. At the Voting Record Time, there were 39,194,150 Fleetmatics Shares outstanding, held by seven holders of record. Each issued and outstanding Fleetmatics Share is entitled to one vote on each proposal on which the holder of such Fleetmatics Share is eligible to vote and any other matter properly coming before the Meetings.

Voting and Proxies (Page 21)

Any Fleetmatics Shareholder of record entitled to vote at the Meetings may submit a proxy via the Internet, by returning the enclosed proxy cards by mail, or by voting in person at the Meetings. If you intend to submit your proxy via the Internet, you must do so no later than the date and time indicated on the applicable proxy card(s). Even if you plan to attend the Meetings, if you hold Fleetmatics Shares in your own name as the Fleetmatics Shareholder of record, please vote your shares by completing, signing, dating and returning the enclosed proxy cards or by using the Internet voting instructions printed on your proxy cards.

If your Fleetmatics Shares are held in “street name”, you should instruct your brokerage firm, bank, dealer or other similar organisation on how to vote such Fleetmatics Shares using the instructions provided by your brokerage firm, bank, dealer or other similar organisation. If your Fleetmatics Shares are held in “street name”, you must obtain a legal proxy from such brokerage firm, bank, dealer or other similar organisation in order to vote in person at the Meetings. If you fail to provide your brokerage firm, bank, dealer or other similar organisation with instructions on how to vote your Fleetmatics Shares, your brokerage firm, bank, dealer or other similar organisation will not be able to vote such shares at the Meetings.

Revocability of Proxy (Page 14)

For Fleetmatics Shareholders who hold in “street name”:

If your shares are held by your brokerage firm, bank, dealer, or other similar organisation, you should follow the instructions provided by them.

Fleetmatics Shareholders of Record:

If you are the Fleetmatics Shareholder of record, you may revoke your proxy in any one of three ways:

•	you may submit, in accordance with the instructions set out above, another properly completed proxy card bearing a later date;

•	you may send a written notice to Fleetmatics Group PLC, Floors 1 and 2, Block C, Cookstown Court, Cookstown Industrial Estate, Belgard Road, Tallaght, Dublin 24, Ireland, Attn: Assistant Company Secretary, bearing a date later than that indicated on the proxy card or the date you voted by Internet but prior to the date of the Meetings, stating that the proxy is revoked; or by signing and delivering a subsequently dated proxy card prior to the vote at the Meetings in accordance with the instructions on the proxy card. Your notice must be received by Fleetmatics no later than one hour before the relevant Meeting(s) on 12 October 2016 (or any adjourned Meeting(s)) where served by hand or post or 24 hours before the relevant Meeting(s) on 12 October 2016 (or any adjourned Meeting(s)) where sent electronically; or

•	you may attend the Meetings and vote in person.

Your last vote, prior to or at the Meetings, is the vote that will be counted.

The Court Hearing (Page 10)

In addition to the approval of the Scheme by Fleetmatics Shareholders at the Court Meeting, in order for the Scheme to become effective, the sanction of the Scheme by the High Court at a hearing is required. This hearing is referred to as the “Court Hearing”. Subject to the approval of the Resolutions proposed at the Meetings and the prior satisfaction of the Conditions, the Court Hearing is expected to be held during November 2016.

Recommendation from the Fleetmatics Board of and Reasons for the Scheme (Pages 27-40)

The Fleetmatics Board unanimously recommends that all Fleetmatics Shareholders vote in favour of the Acquisition, the Scheme and all the Resolutions to be proposed at both the Court Meeting and the EGM, as the Fleetmatics Directors who are Fleetmatics Shareholders intend to do in respect of their own beneficial holdings, which represent approximately 0.46% of Fleetmatics Shares as at the Voting Record Time.

For the factors considered by the Fleetmatics Board in reaching its recommendation, see “Background to and Reasons for Recommending the Acquisition” in Part 1 (Letter of Recommendation from the Fleetmatics Board) beginning on page 29 of this document.

Opinion of Fleetmatics’ Financial Adviser (Pages 68-77)

On 29 July 2016, Morgan Stanley rendered its oral opinion, which was subsequently confirmed in writing, to the Fleetmatics Board that, as of that date, and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of review undertaken by Morgan

Stanley as set forth in its written opinion, the U.S.$60.00 per share consideration to be received by Fleetmatics Shareholders pursuant to the Transaction Agreement was fair and reasonable from a financial point of view to such Fleetmatics Shareholders.

The full text of Morgan Stanley’s written opinion to Fleetmatics Board, dated 29 July 2016, is attached as Annex C to this document and is incorporated by reference in this document in its entirety. Fleetmatics Shareholders should read the opinion in its entirety for a discussion of the assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion. Morgan Stanley’s opinion was addressed to, and was provided for the information of, the Fleetmatics Board, in its capacity as such, and addressed only the fairness and reasonableness from a financial point of view of the Consideration to be received by Fleetmatics Shareholders pursuant to the Transaction Agreement as of the date of the opinion, and did not address any other aspects or implications of the Acquisition.

Appraisal Rights (Page 117)

If the Fleetmatics Shareholders approve the Scheme at the Court Meeting and the High Court sanctions the Scheme, then, subject to the Scheme becoming effective in accordance with its terms, the Scheme will be binding on all Fleetmatics Shareholders, including those Fleetmatics Shareholders who did not vote or who voted against it at the Court Meeting. If the Fleetmatics Shareholders approve the Scheme and the High Court sanctions the Scheme, no Fleetmatics Shareholder will have “dissenters” or “appraisal” rights under Irish law or otherwise have any right to seek a court appraisal of the value of Fleetmatics Shares. If the Scheme becomes effective, all Fleetmatics Shareholders will receive the same Consideration per Fleetmatics Share.

Exchange of Share Certificates (Page 52)

Any share certificates in respect of the Fleetmatics Shares will cease to be of value and should at the request of Fleetmatics be delivered to Fleetmatics, or any person appointed by Fleetmatics, for cancellation or destruction following the Effective Date. It is intended that Fleetmatics will be re-registered as a private limited company in due course following the Effective Date.

Conditions to the Scheme and the Acquisition (Page 57)

The implementation of the Scheme and the Acquisition is conditional, among other things, upon:

•	the approval of the Scheme by a majority in number of Fleetmatics Shareholders representing at least three-fourths (75%) in value of the Scheme Shares, at the Voting Record Time, held by such holders, present and voting either in person or by proxy, at the Court Meeting (or at any adjournment of such meeting) convened pursuant to Section 450 of the Act to consider and, if thought fit, approve the Scheme (with or without amendment) by no later than the End Date;

•	the resolutions to be proposed at the EGM for the purposes of approving and implementing the Scheme, the reduction of capital of Fleetmatics necessary to implement the Scheme, changes to the Fleetmatics Articles and such other matters as Fleetmatics reasonably determines to be necessary or desirable for the purposes of implementing the Acquisition as have been approved by Verizon and which are set out in the notice of the EGM being duly passed by the requisite majority of Fleetmatics Shareholders at the EGM (or at any adjournment of such meeting) held by no later than the End Date;

•	the sanction by the High Court (with or without material modification, but subject to any such modification being acceptable to each of Fleetmatics and Verizon) of the Scheme pursuant to Sections 449 to 455 of the Act and the confirmation by the High Court under Sections 84 and 85 of the Act of the reduction of capital necessary to implement the Scheme on or before the End Date and the delivery of the minute required by Section 86 of the Act to the Registrar of Companies and the registration of such Court Order and minute by the Registrar of Companies;

•	the expiration of the waiting period under the HSR Act and the regulations thereunder;

•	to the extent that the Acquisition or its implementation constitutes a concentration within the scope of the EC Merger Regulation or is otherwise a concentration that is subject to the EC Merger Regulation, the European Commission deciding that the Acquisition is compatible with the common market pursuant to Article 6 of the EC Merger Regulation; and

•	the other conditions set forth in Part 5 (Conditions to and Further Terms of the Acquisition and the Scheme) of this document, which are not otherwise identified above, being satisfied or waived on or before the sanction of the Scheme by the High Court pursuant to Sections 449 to 455 of the Act.

Further, for the Acquisition to proceed, the Scheme must become effective and unconditional by not later than 31 December 2016 (or by 1 August, 2017, if all conditions are satisfied except certain conditions regarding antitrust clearances or court sanction as of 31 December 2016). The Conditions to the Acquisition and the Scheme are set out in full in Part 5 (Conditions to and Further Terms of the Acquisition and the Scheme) of this document.

Non-Solicitation (Page 47)

Except in limited circumstances, the Fleetmatics Directors have agreed not to withdraw or adversely modify their recommendation to the Fleetmatics Shareholders regarding the Scheme.

In addition, the Transaction Agreement provides that Fleetmatics will not, among other things, directly or indirectly solicit, initiate, or knowingly encourage a Fleetmatics Alternative Proposal, participate in any discussions or negotiations regarding a Fleetmatics Alternative Proposal with, or furnish non-public information to, a third party in connection with a Fleetmatics Alternative Proposal, or waive, terminate, modify or fail to use its reasonable best efforts to enforce any standstill or similar obligation, subject to certain exceptions that permit Fleetmatics to engage in discussions and negotiations, and furnish non-public information, if Fleetmatics Board has determined in good faith (after consultation with Fleetmatics’ financial adviser and outside legal advisers) that such Fleetmatics Alternative Proposal constitutes or could reasonably be expected to result in a Fleetmatics Superior Proposal.

Termination of the Transaction Agreement (Page 47)

The Transaction Agreement contains certain termination rights for the parties, including, among other things, if the requisite Fleetmatics Shareholder approvals are not obtained, if the Acquisition is not consummated by 31 December 2016 (or by 1 August 2017, if all conditions are satisfied except certain conditions regarding antitrust clearances or court sanction as of 31 December 2016), if the High Court declines to sanction the Scheme (unless both parties agree to appeal the decision), if any law or injunction, restraint or prohibition permanently prohibits the consummation of the Acquisition, in certain circumstances if the other party is in breach of its representations or covenants, if a Fleetmatics Change of Recommendation occurs prior to the EGM, or in connection with a Fleetmatics Superior Proposal.

Expenses Reimbursement Agreement (Page 40)

Under the Expenses Reimbursement Agreement, Fleetmatics has agreed to pay to Verizon in certain circumstances an amount equal to all documented, specific and quantifiable third party costs and expenses incurred by Verizon, or on its behalf, for the purposes of, in preparation for, or in connection with the Acquisition, including but not limited to, exploratory work carried out in contemplation of and in connection with the Acquisition, legal, financial and commercial due diligence, arranging financing and engaging advisers to assist in the process. The gross amount payable to Verizon pursuant to the Expenses Reimbursement Agreement will not, in any event, exceed such sum as is equal to 1% of the total value of the issued share capital of Fleetmatics that is the subject of the Acquisition (excluding, for the avoidance of doubt, any treasury shares and any interest in such share capital of Fleetmatics held by Verizon or any Concert Parties of Verizon) as ascribed by the terms of the Acquisition. The amount payable by Fleetmatics to Verizon under such provisions of the Expenses Reimbursement Agreement will exclude any amounts in respect of VAT incurred by Verizon attributable to such third party costs other than irrecoverable VAT incurred by Verizon.

The Fleetmatics Directors and Executive Officers and the Effect of the Scheme on their Interests (Page 62)

Fleetmatics’ Directors and executive officers have economic interests in the Acquisition that are different from, or in addition to, those of Fleetmatics Shareholders generally. These interests may create potential conflicts of interest. The Fleetmatics Board was aware of these interests, which include those summarised below, and considered them, among other matters, in approving the Acquisition and the Scheme.

•	Severance arrangements covering Fleetmatics executive officers;

•	Acceleration of all unvested Fleetmatics Share Awards held by Fleetmatics non-employee Directors and 50% acceleration of unvested Fleetmatics Share Awards held by Mr. Lifshatz, Fleetmatics’ Chief Financial Officer;

•	Acceleration of all unvested Fleetmatics Share Awards held by Fleetmatics executive officers in connection with a qualifying termination of employment following the Acquisition; and

•	Indemnification of Fleetmatics Directors and executive officers by Verizon following the Acquisition.

Fleetmatics Incentive Schemes (Page 51)

Fleetmatics Share Awards

Each Fleetmatics Share Award that is outstanding and vested immediately prior to the Effective Time (including, as a result of any applicable vesting acceleration) will, without any further action on the part of any holder thereof, be cancelled, extinguished and converted into the right of the former holder of such Fleetmatics Share Award to receive U.S.$60.00 per Fleetmatics Share underlying such Fleetmatics Share Award, without interest and less any required withholdings applicable to such Fleetmatics Share Award, which Consideration will be made or caused to be made by Bidco as of, or within 30 days after, the Effective Time.

Each Unvested Share Award will, without any further action on the part of any holder thereof, be cancelled, extinguished and converted into the right of the former holder of such Unvested Share Award to receive, following the Effective Time, the Unvested Share Award Consideration, payable at such time or times as set forth in the paragraph below.

All amounts payable with respect to any Unvested Share Award will (1) be deemed earned and vested on the date(s) on which such Unvested Share Award would otherwise have vested in accordance with the vesting schedule that applied to such Unvested Share Award immediately prior to the Effective Time (including any applicable acceleration provisions, except as otherwise agreed to by Verizon and such former holder in writing), subject to satisfaction of all applicable vesting conditions on or prior to such vesting date(s), and (2) be paid by Verizon or its designee, less any applicable withholding taxes and in accordance with its payroll procedures, no later than 30 days following the vesting date(s) of such Unvested Share Award; provided, however, that any performance measures applicable to such Unvested Share Award will be deemed to have been satisfied as of the Effective Time as if 100% of the applicable performance targets have been achieved and thereafter such Unvested Share Award will continue to vest based upon the otherwise applicable time-based vesting schedule subject to acceleration as provided in this paragraph below; provided further that if, prior to the time at which such Unvested Share Award is fully vested, an Unvested Share Award holder’s employment with Fleetmatics and its subsidiaries is terminated either (A) without cause (as defined in the Transaction Agreement) or (B) by reason of such holder’s disability or death, then, the Unvested Share Award Consideration will be payable to such holder with respect to any unvested portion of such Unvested Share Award (together with any other amounts due pursuant to this paragraph but not yet actually paid) promptly following such termination of employment.

Fleetmatics Options

Each Fleetmatics Option that is outstanding and unexercised immediately prior to the Effective Time and whether vested (including, as a result of any applicable vesting acceleration) or unvested, will, without any further action on the part of any holder thereof, be cancelled, terminated and converted into the right of the former holder of such Fleetmatics Option to receive, for each Fleetmatics Share then subject to such Fleetmatics Option, the Consideration, without interest and less the exercise price and any required withholdings applicable to such Fleetmatics Option, which will be made or caused to be made by Bidco as of, or within 30 days after, the Effective Time. If the exercise price per Fleetmatics Share of any Fleetmatics Option (whether or not vested) that is outstanding as of immediately prior to the Effective Time exceeds the Consideration, such Fleetmatics Option will be cancelled as of the Effective Time without the payment of any amount or other consideration in respect thereof.

Effective Time of the Scheme (Page 56)

Assuming the necessary approvals from the Fleetmatics Shareholders, as the case may be, have been obtained and all Conditions have been satisfied or (where applicable) waived, the Scheme will become effective upon the delivery to the Registrar of Companies of a copy of the Court Order together with the minute required by Section 86 of the Act confirming the Reduction of Capital to take place in connection with the Acquisition. The Reduction of Capital becomes effective upon the registration of the Court Order and minute by the Registrar of Companies, which, subject to the sanction of the Scheme by the High Court, is expected to occur in the fourth quarter of 2016.

Irish Taxation (Page 113)

Fleetmatics Shareholders that are not resident or ordinarily resident in Ireland for Irish tax purposes and do not hold their shares in connection with a trade or business carried on by such shareholders through an Irish branch or agency will not be within the charge to Irish CGT on the disposal of their Fleetmatics Shares pursuant to the Scheme.

Irish Holders that realise a loss on the disposition of Fleetmatics Shares will generally be entitled to offset such capital losses against chargeable gains realised from other sources in determining their liability to Irish CGT. Capital losses which remain unrelieved in a year may generally be carried forward and applied against any chargeable gains realised in future years.

No Irish stamp duty will be payable by a holder of Fleetmatics Shares in relation to the disposal of Fleetmatics Shares under the Scheme.

Fleetmatics Shareholders are advised to consult their own tax advisers with respect to the application of Irish taxation laws to their particular circumstances in relation to the Scheme.

U.S. Federal Income Tax Consequences (Page 114)

The Scheme will be a taxable event for U.S. federal income tax purposes, and in general each U.S. Shareholder will recognise capital gain or loss with respect to its Fleetmatics Shares, measured by the difference between the amount of Consideration paid to such U.S. Shareholder and such U.S. Shareholder’s adjusted tax basis in its Fleetmatics Shares. Fleetmatics Shareholders are advised to consult their own tax advisers with respect to the application of U.S. federal, state, local and other laws to their particular circumstances in relation to the Scheme.

Regulatory Approvals (Page 118)

Under the provisions of the HSR Act, Verizon and Fleetmatics may not complete the Acquisition until both parties have made certain pre-merger notification filings with the Federal Trade Commission and the United States Department of Justice and the applicable waiting period has expired or been terminated.

Verizon and Fleetmatics have filed pre-merger notifications with the U.S. antitrust authorities pursuant to the HSR Act on 18 August 2016 and requested “early termination” of the waiting period. On 6 September 2016, the U.S. antitrust authorities notified Fleetmatics that they had granted early termination of the waiting period. Verizon and Fleetmatics do not believe that any foreign antitrust approvals are required to consummate the Acquisition.

QUESTIONS AND ANSWERS ABOUT THE ACQUISITION, THE SCHEME OF

ARRANGEMENT, THE COURT MEETING, THE EGM AND THE COURT HEARING

The following questions and answers are provided for your convenience, and briefly address some commonly asked questions about the Acquisition, the Scheme of Arrangement, the Court Meeting, the EGM, and the Court Hearing. These questions and answers may not address all questions that may be important to you as a Fleetmatics Shareholder. Accordingly, you should still read carefully this entire document, its annexes and the documents referred to in this document.

Q1:	What is the proposed transaction?

A:	Verizon Business International Holdings B.V., an indirect wholly-owned subsidiary of Verizon (“Bidco”), proposes to acquire Fleetmatics for approximately U.S.$2.4 billion in cash, or U.S.$60.00 per Fleetmatics Share. As further described below, the transaction is proposed to be structured as a scheme of arrangement under Irish law, under which Bidco will acquire all of the issued and outstanding Scheme Shares. The Fleetmatics Board unanimously recommends that Fleetmatics Shareholders vote in favour of the Acquisition and the Scheme, as the members of the Fleetmatics Board who hold Fleetmatics Shares intend to do in respect of their own beneficial holdings.

Q2:	What is a “scheme of arrangement”?

A:	A “scheme of arrangement” is an Irish transaction structure that is similar in effect to a “merger” in the United States. If the Scheme of Arrangement becomes effective, then:

•	Bidco will pay U.S.$60.00 in cash per Fleetmatics Share to each Scheme Shareholder;

•	all outstanding Scheme Shares will either be cancelled or transferred to Bidco;

•	Fleetmatics will issue New Fleetmatics Shares to Bidco in place of the Cancellation Shares, so that Fleetmatics becomes a wholly-owned subsidiary of Bidco and an indirect subsidiary of Verizon; and

•	the Scheme will be binding on all Fleetmatics Shareholders, whether or not they voted in support of the Scheme.

Q3:	What is the Court Meeting?

A:	In order for the Scheme to become effective, the Scheme must be approved by the Fleetmatics Shareholders. This approval is obtained at a shareholder meeting referred to as the “Court Meeting”. The purpose of the Court Meeting is to allow the High Court to ascertain whether Fleetmatics Shareholders are in favour of the Scheme.

For information on how to vote at the Court Meeting please refer to Question 10.

Q4:	When and where is the Court Meeting?

A:	The Court Meeting will be held at the offices of Maples and Calder, 75 St. Stephen’s Green, Dublin 2, Ireland on 12 October 2016, commencing at 8.00 a.m. (Irish time). The Notice of the Court Meeting is set out in Part 10 (Notice of Fleetmatics Court Meeting) of this document.

Q5:	What is the EGM?

A:	In addition to the approval of the Scheme at the Court Meeting, the Scheme cannot become effective unless a number of additional Resolutions are approved at an extraordinary general meeting of the Fleetmatics Shareholders, which is referred to as the “EGM”. These Resolutions are described in paragraph 4.2 of Part 3 (Information Required under Section 452 of the Act) of this document, and all serve to implement the Scheme and the Acquisition.

For information on how to vote at the EGM please refer to Question 11.

Q6:	When and where is the EGM?

A:	The EGM will be held at the offices of Maples and Calder, 75 St. Stephen’s Green, Dublin 2, Ireland on 12 October 2016, at 8.15 a.m. (Irish time) or, if later, immediately after the conclusion or adjournment of the Court Meeting. The Notice of the EGM is set out in Part 11 (Notice of Extraordinary General Meeting of Fleetmatics Group PLC) of this document.

Q7:	What is the Court Hearing?

A:	In addition to the approval of the Scheme by Fleetmatics Shareholders at the Court Meeting, in order for the Scheme to become effective, the sanction of the Scheme by the High Court at a hearing is required. This hearing is referred to as the “Court Hearing”.

Q8:	When and where is the Court Hearing?

A:	Subject to the approval of the Resolutions and the prior satisfaction of the Conditions, the Court Hearing is expected to be held at The Four Courts, Dublin 7, Ireland during November 2016.

Q9:	Who is eligible to vote at the Meetings?

A:	For Fleetmatics Shareholders who hold through a brokerage firm, bank, dealer or other similar organisation (such holding referred to in this document as held in “street name”):

For those Fleetmatics Shareholders whose Fleetmatics Shares are not registered in their own name, and are held in an account at a brokerage firm, bank, dealer or other similar organisation, such shares are referred to throughout this document as shares in “street name”. All shares held in “street name” are Fleetmatics Shares and accordingly all references in this document to shares held in “street name” refer to Fleetmatics Shares.

Fleetmatics Shareholders who hold shares in “street name” at the Voting Record Time will, subject to compliance with the procedures described at Questions 10 and 11 below, be entitled to have their vote recorded by proxy at the Meetings. Changes in Fleetmatics Shareholders after the Voting Record Time will be disregarded for voting purposes.

For Fleetmatics Shareholders of Record:

If your Fleetmatics Shares are registered in Fleetmatics’ Register of Members in your name, you are a Fleetmatics Shareholder of record. References made throughout this document to “Fleetmatics Shareholders of record” relate to Fleetmatics Shareholders whose names are entered in Fleetmatics’ Register of Members as the holders of Fleetmatics Shares.

Fleetmatics Shareholders of record who were entered in Fleetmatics’ Register of Members at the Voting Record Time will be entitled to attend, speak, ask questions and vote at the Meetings. Changes in the register after the Voting Record Time will be disregarded for these purposes.

Q10:	How do I vote at the Court Meeting?

A:	For Fleetmatics Shareholders who hold in “street name”:

If your Fleetmatics Shares are held in an account held at a brokerage firm, bank, dealer or other similar organisation, then the brokerage firm, bank, dealer or other similar organisation is considered to be the Fleetmatics Shareholder of record with respect to those Fleetmatics Shares. “Street name” holders generally cannot vote their shares directly and must instead instruct their brokerage firm, bank, dealer or other similar organisation how to vote their shares. If you obtain a legal proxy from your brokerage firm, bank, dealer or other similar organisation, however, you may vote in person at the Court Meeting. Your brokerage firm, bank, dealer or other similar organisation will only be permitted to vote your Fleetmatics Shares on your behalf at the Court Meeting if you instruct it how to vote. Therefore, it is important that you promptly follow the directions provided by your brokerage firm, bank, dealer or other similar organisation, and instruct it how to vote your Fleetmatics Shares with the voting instruction form (“VIF”) that you will receive from your brokerage firm, bank, dealer or other similar organisation. Please follow the instructions on the VIF to cast your vote and contact your brokerage firm, bank, dealer or other similar organisation if you have any queries.

Your brokerage firm, bank, dealer, or other similar organisation may have requirements in addition to the VIF and may have an earlier deadline than the Proxy Return Time by which you must submit your vote, so you should read carefully all materials and instructions provided to you.

Proxy Return Time: 5.00 p.m. (ET/New York time) on 11 October 2016 or, if the Court Meeting is adjourned, at 5.00 p.m. (ET/New York time) on the day immediately before the date appointed for the adjourned Court Meeting.

For Fleetmatics Shareholders of Record:

As a Fleetmatics Shareholder of record at the Voting Record Time, you may vote in person at the Court Meeting or vote by proxy. The appointment of a proxy will not preclude you from attending, speaking, asking questions and/or voting at the Court Meeting if you subsequently wish to attend the Court Meeting. In the case of joint holders, the vote of the senior member who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other shareholder of record and, for this purpose, seniority shall be determined by the order in which the names appear in Fleetmatics’ Register of Members in respect of the joint holding.

Fleetmatics Shareholders of record at the Voting Record Time have been sent a proxy card marked “Meeting 1—Court Meeting” in respect of the Court Meeting.

In order to cast a vote by proxy, please complete and sign the proxy card marked “Meeting 1 – Court Meeting” accompanying this document in accordance with the instructions printed thereon and return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, as soon as possible but, in any event, so as to be received by post or, during normal business hours, by hand, by the Proxy Return Time. Your proxy card can also be submitted via the Internet at www.proxyvote.com by the Proxy Return Time. If you vote by Internet, please do not post your proxy card.

Proxy Return Time: 5.00 p.m. (ET/New York time) on 11 October 2016 or, if the Court Meeting is adjourned, at 5.00 p.m. (ET/New York time) on the day immediately before the date appointed for the adjourned Court Meeting.

For Corporate Shareholders of Record:

In addition to the foregoing, a corporate shareholder of record which is entitled to attend and vote at the Court Meeting is entitled to appoint a representative to attend and vote at the Court Meeting on its behalf.

A form of appointment of representative by a corporate shareholder is available at http://ir.fleetmatics.com. Corporate shareholders that wish to appoint a representative to attend the Court Meeting should complete the form of appointment of representative and then deposit it (together with any power of attorney or other authority under which it is signed or a notarised copy of that power or authority) at Fleetmatics Group PLC, Floors 1 and 2, Block C, Cookstown Court, Cookstown Industrial Estate, Belgard Road, Tallaght, Dublin 24, Ireland, Attn: Assistant Company Secretary at any time prior to the commencement of the Court Meeting.

Q11:	How do I vote at the EGM?

A:	For Fleetmatics Shareholders who hold in “street name”:

If your Fleetmatics Shares are held in an account held at a brokerage firm, bank, dealer or other similar organisation, then the brokerage firm, bank, dealer or other similar organisation is considered to be the Fleetmatics Shareholder of record with respect to those Fleetmatics Shares. “Street name” holders generally cannot vote their shares directly and must instead instruct their brokerage firm, bank, dealer or other similar organisation how to vote their shares. If you obtain a legal proxy from your brokerage firm, bank, dealer or other similar organisation, however, you may vote in person at the EGM. Your brokerage firm, bank, dealer or other similar organisation will only be permitted to vote your Fleetmatics Shares on your behalf at the EGM if you instruct it how to vote. Therefore, it is important that you promptly follow the directions provided by your brokerage firm, bank, dealer or other similar organisation, and instruct it how to vote your Fleetmatics Shares with the VIF that you will receive from your brokerage firm, bank, dealer or other similar organisation. Please follow the instructions on the VIF to cast your vote and contact your brokerage firm, bank, dealer or other similar organisation if you have any queries.

Your brokerage firm, bank, dealer, or other similar organisation may have requirements in addition to the VIF and may have an earlier deadline than the Proxy Return Time by which you must submit your vote, so you should read carefully all materials and instructions provided to you.

Proxy Return Time: 5.00 p.m. (ET/New York time) on 11 October 2016 or, if the EGM is adjourned, at 5.00 p.m. (ET/New York time) on the day immediately before the date appointed for the adjourned EGM.

For Fleetmatics Shareholders of Record:

Fleetmatics Shareholders of record at the Voting Record Time may vote in person at the EGM or vote by proxy. The appointment of a proxy will not preclude a Fleetmatics Shareholder of record from attending, speaking, asking questions and/or voting at the EGM if the Fleetmatics Shareholder subsequently wishes to attend the EGM. In the case of joint holders, the vote of the senior member who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other shareholder of record and, for this purpose, seniority shall be determined by the order in which the names appear in Fleetmatics’ Register of Members in respect of the joint holding.

Fleetmatics Shareholders of record, each at the Voting Record Time, have been sent a proxy card marked “Meeting 2—Extraordinary General Meeting” in respect of the EGM.

In order to cast a vote by proxy, please complete and sign the proxy card marked “Meeting 2—Extraordinary General Meeting” accompanying this document in accordance with the instructions printed thereon and return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, as soon as possible but, in any event, so as to be received by post or, during normal business hours, by hand, by the Proxy Return Time. Your proxy card can also be submitted via the Internet at www.proxyvote.com by the Proxy Return Time. If you vote by Internet, please do not post your proxy card.

Proxy Return Time: 5.00 p.m. (ET/New York time) on 11 October 2016 or, if the EGM is adjourned, at 5.00 p.m. (ET/New York time) on the day immediately before the date appointed for the adjourned EGM.

For Corporate Shareholders of Record:

In addition to the foregoing, a corporate shareholder of record which is entitled to attend and vote at the EGM is entitled to appoint a representative to attend and vote at the EGM on its behalf.

A form of appointment of representative by a corporate shareholder is available at http://ir.fleetmatics.com. Corporate shareholders that wish to appoint a representative to attend the EGM should complete the form of appointment of representative and then deposit it (together with any power of attorney or other authority under which it is signed or a notarised copy of that power or authority) at Fleetmatics Group PLC, Floors 1 and 2, Block C, Cookstown Court, Cookstown Industrial Estate, Belgard Road, Tallaght, Dublin 24, Ireland, Attn: Company Secretary at any time prior to the commencement of the EGM.

Q12:	What vote is required at the Court Meeting to approve the Scheme?

A:	Vote Required. At the Court Meeting, the Scheme will be approved by Fleetmatics Shareholders if both (1) a simple majority (more than 50%) in number of Fleetmatics Shareholders of record who vote (in person or by proxy) at the Court Meeting vote in favour of the Scheme and (2) Fleetmatics Shares representing three-fourths (75%) or more in value of the total number of Scheme Shares voted at the Court Meeting are voted in favour of the Scheme. For the adjournment to be approved at the Court Meeting, the relevant Fleetmatics Shareholders voting in favour of the adjournment must represent a simple majority (more than 50%) of the votes cast in person or by proxy at the Court Meeting.

High Court Determination. In considering its approval of the Scheme, the High Court will consider whether there has been a sufficiently large (in the High Court’s judgment) number of Fleetmatics Shares included in the vote in favour of the Scheme to fairly represent the opinion of Fleetmatics Shareholders, in addition to whether the required majority (as described above) is obtained. As a result, it is important that as many votes as possible are cast at the Court Meeting.

The Fleetmatics Board strongly urges Fleetmatics Shareholders who hold shares in “street name” and Fleetmatics Shareholders of record as at the Voting Record Time to follow the relevant voting procedures outlined in Question 10 to ensure the representation and voting of their Fleetmatics Shares at the Court Meeting.

The failure to vote will increase the likelihood of the Scheme being defeated at the Court Meeting or rejection by the High Court for lack of a fair representation of Fleetmatics Shareholder opinion, resulting in the Acquisition not proceeding.

Q13:	What vote is required at the EGM?

A:	At the EGM, the ordinary resolutions must be approved by a simple majority (more than 50%) of the votes cast and the special resolutions must be approved by not less than three-fourths (75%) of the votes cast. The vote to approve Resolution 6 is advisory only and will not be binding on Fleetmatics and is not a condition to completion of the Acquisition.

The Fleetmatics Board strongly urges Fleetmatics Shareholders who hold in “street name” and Fleetmatics Shareholders of record as at the Voting Record Time to follow the relevant voting procedures outlined in Question 11 to ensure the representation and voting of their Fleetmatics Shares at the EGM.

Q14:	If my Fleetmatics Shares are held in “street name” by a brokerage firm, bank, dealer or other similar organisation, will my broker vote my Fleetmatics Shares for me?

A:	Your broker will be able to vote your Fleetmatics Shares only if you instruct your broker how to vote. You should follow the voting instructions provided by your broker regarding the voting of your Fleetmatics Shares as outlined in Questions 10 and 11. If you do not follow the instructions provided by your broker to vote, your Fleetmatics Shares will not be voted, which will increase the likelihood of the Scheme being defeated and the Acquisition not proceeding.

Q15:	May I vote in person at the Meetings?

A:	For Fleetmatics Shareholders who hold in “street name”:

Fleetmatics Shareholders who hold in “street name” at the Voting Record Time are invited to attend the Meetings. In order to be entitled to be admitted to the Meetings, a Fleetmatics Shareholder who holds in “street name” will need to present a form of photo identification (such as a driver’s licence or passport) and valid proof of ownership of their Fleetmatics Shares (such as a statement reflecting their ownership as of the Voting Record Time or a letter from the organisation which holds their shares in “street name”). However, since Fleetmatics Shareholders who hold in “street name” are not Fleetmatics Shareholders of record, they may not vote their shares in person at the Meetings, unless they obtain a legal proxy from the brokerage firm, bank, dealer or other similar organisation holding their Fleetmatics Shares. Such Fleetmatics Shareholders may vote by proxy by following the voting instructions in Questions 10 and 11.

For Fleetmatics Shareholders of Record:

Fleetmatics Shareholders of record at the Voting Record Time are invited to attend the Meetings and may vote their Fleetmatics Shares in person at the Meetings. They will be admitted to the Meetings only if their shareholder status can be verified by checking their name against the Fleetmatics’ Register of Members at the Voting Record Time. The appointment of a proxy will not preclude a Fleetmatics Shareholder of record from attending, speaking, asking questions and/or voting at the Meetings if the Fleetmatics Shareholder subsequently wishes to attend such Meetings, and any such Fleetmatics Shareholder may vote by following the voting instructions in Questions 10 and 11.

Q16:	What if I do not vote?

A:	Only those votes cast “FOR” or “AGAINST” are counted for the purposes of determining the number of votes cast in connection with those proposals. If the Scheme is defeated and the Acquisition does not proceed, you will not receive the Consideration of U.S.$60.00 in cash per Fleetmatics Share that is payable pursuant to the terms of the Acquisition.

Your vote is important regardless of the number of Fleetmatics Shares that you own. As such, Fleetmatics strongly encourages you to exercise your right as a shareholder.

Q17:	May I change my vote after I have already submitted my vote?

A:	For Fleetmatics Shareholders who hold in “street name”:

If your shares are held by your brokerage firm, bank, dealer or other similar organisation, you should follow the instructions provided by them.

For Fleetmatics Shareholders of Record:

If you are the Fleetmatics Shareholder of record, you may revoke your proxy in any one of three ways:

•	you may submit, in accordance with the instructions set out above, another properly completed proxy card bearing a later date;

•	you may send a written notice to Fleetmatics Group PLC, Floors 1 and 2, Block C, Cookstown Court, Cookstown Industrial Estate, Belgard Road, Tallaght, Dublin 24, Ireland, Attn: Company Secretary, bearing a date later than that indicated on the proxy card or the date you voted by Internet but prior to the date of the Meetings, stating that the proxy is revoked; or by signing and delivering a subsequently dated proxy card prior to the vote at the Meetings in accordance with the instructions on the proxy card. Your notice must be received by Fleetmatics no later than one hour before the relevant Meeting(s) on 12 October 2016 (or any adjourned Meeting(s)) where served by hand or post or 24 hours before the relevant Meeting(s) on 12 October 2016 (or any adjourned Meeting(s)) where sent electronically; or

•	you may attend the Meetings and vote in person.

Your last vote, prior to or at the Meetings, is the vote that will be counted.

Q18:	May Fleetmatics Shareholders who hold in “street name” or Fleetmatics Shareholders of record be represented at the Court Hearing?

A:	Each Fleetmatics Shareholder is entitled to be represented by counsel or a solicitor (at its own expense) to support or oppose the sanctioning of the Scheme at the Court Hearing.

Q19:	What rights do I have if I oppose the Acquisition and the Scheme?

A:	For Fleetmatics Shareholders who hold in “street name”:

You can vote against approval of the Scheme at the Court Meeting and/or the EGM by following the voting instructions in Questions 10 and 11.

For Fleetmatics Shareholders of Record:

You can vote against approval of the Scheme at the Court Meeting and/or the EGM by following the voting instructions in Questions 10 and 11.

For all Fleetmatics Shareholders:

Each Fleetmatics Shareholder is entitled to be represented by counsel or a solicitor (at its own expense) at the Court Hearing to support or oppose the sanctioning of the Scheme.

Q20:	Am I entitled to “dissenters” or “appraisal” rights in connection with the Scheme?

A:	If the Fleetmatics Shareholders approve the Scheme in the manner outlined in Question 12, and the High Court sanctions the Scheme, then, subject to the Scheme becoming effective in accordance with its terms, the Scheme will be binding on all Fleetmatics Shareholders, including those Fleetmatics Shareholders who did not vote or who voted against it at the Court Meeting. If the Fleetmatics Shareholders approve the Scheme and the High Court sanctions the Scheme, no Fleetmatics Shareholder will have “dissenters” or “appraisal” rights under Irish law, or otherwise have any right to seek a court appraisal of the value of Fleetmatics Shares.

Q21:	Why is the Fleetmatics Board recommending the Acquisition?

A:	The Fleetmatics Board, which has been so advised by Morgan Stanley as to the financial terms of the Acquisition, considers the terms of the Acquisition to be fair and reasonable. In providing its advice to the Fleetmatics Board, Morgan Stanley has taken into account the commercial assessments of the Fleetmatics Board. The Fleetmatics Board unanimously recommends that all Fleetmatics Shareholders vote in favour of the Acquisition and the Scheme at both the Court Meeting and the EGM, as the Fleetmatics Directors who are Fleetmatics Shareholders intend to do in respect of their own beneficial holdings, which represent approximately 0.46% of Fleetmatics Shares as at the Voting Record Time. To review the Fleetmatics Board’s reasons for recommending the Acquisition, see paragraph 4 of Part 1 (Letter of Recommendation from the Fleetmatics Board) of this document entitled “Background to and Reasons for Recommending the Acquisition”.

Q22:	When does Fleetmatics expect the Acquisition to be completed?

A:	Fleetmatics currently expects the Acquisition and the Scheme to become effective during the fourth quarter of 2016. Fleetmatics cannot, however, require Verizon and Bidco to proceed with the Scheme until all of the Conditions described in Part 1 (Letter of Recommendation from the Fleetmatics Board) of this document and set out in full in Part 5 (Conditions and Further Terms of the Acquisition and the Scheme) of this document are waived or satisfied at or prior to the Effective Date in accordance with their respective terms, including the approval of the Scheme at the Court Meeting and the EGM. The Scheme also requires approval by the High Court. Fleetmatics cannot assure you as to when or if all of the Conditions of the Acquisition will be met, and it is possible the Acquisition may not be completed.

Q23:	What happens if I sell my Fleetmatics Shares after the Voting Record Time and before the Effective Time?

A:	The Voting Record Time for the Court Meeting and the EGM is earlier than the expected Effective Time of the Acquisition. If you held your Fleetmatics Shares in “street name” or Fleetmatics Shares on the Fleetmatics’ Register of Members at the Voting Record Time but transfer those Fleetmatics Shares after the Voting Record Time and before the Effective Time, you retain your right to vote at the Court Meeting and the EGM but not the right to receive the Consideration. This right to receive the Consideration will pass to the person who owns the Fleetmatics Shares as of the Scheme Record Time.

Q24:	Who is soliciting my proxy?

A:	Proxies are being solicited by the Fleetmatics Board. The Fleetmatics Board considers the terms of the Acquisition to be fair and reasonable. The Fleetmatics Board unanimously recommends that Fleetmatics Shareholders vote in favour of the Acquisition and Scheme. Further information about persons who may be deemed to be soliciting proxies can be found on page 24.

Q25:	What will I receive in the Acquisition if it completes?

A:	Fleetmatics Shareholders will receive U.S.$60.00 in cash (without interest and less any applicable withholding taxes) for each Fleetmatics Share that they own.

Q26:	If the Acquisition completes, when can I expect to receive the Consideration for my Fleetmatics Shares?

A:	After the Scheme becomes effective, the Consideration payable under the terms of the Scheme will be despatched to Fleetmatics Shareholders of record within 14 days of the Effective Time. For Fleetmatics Shareholders who hold in “street name”, the Consideration will be transmitted to their brokerage firm, bank, dealer or other similar organisation who will arrange for the allocation of funds to those Fleetmatics Shareholders who hold through such brokerage firm, bank, dealer or other similar organisation. For more information on the details related to the payment of the Consideration, please see paragraph 9.1 of Part 3 (Information Required under Section 452 of the Act) of this document.

Q27:	What are the tax consequences of the Acquisition to me?

A:	Your tax consequences will depend on your personal circumstances. Your receipt of the Consideration may be a taxable transaction for Irish CGT and U.S. federal income tax purposes. For a more detailed explanation of the Irish and U.S. tax consequences, see paragraphs 8 and 9 of Part 8 (Additional Information) of this document entitled “Irish Taxation” and “U.S. Federal Income Tax Consequences”, respectively. In any case and for details of the tax consequences of the Acquisition for Fleetmatics Shareholders in tax jurisdictions outside Ireland and the United States, you should consult your personal tax advisers for a full explanation of the tax consequences of the Scheme to you.

Q28:	What does it mean if I receive more than one set of materials?

A.	If you receive more than one set of materials, your Fleetmatics Shares may be registered in more than one name or may be registered in different accounts. In order to vote all of the Fleetmatics Shares that you own, you must sign and return all of the proxy cards or voting instruction forms (as applicable) that you receive or follow the instructions for any alternative voting procedure on each of the meeting materials that you receive.

Q29:	What should I do if I have questions?

A:	If you are a Fleetmatics Shareholder and have any questions relating to the Acquisition or to this document or how to vote, you should contact Innisfree toll-free at (888) 750-5834 (if calling within the United States) or +1(412) 232-3651 (if calling from outside the United States) between 9.00 a.m. and 5.00 p.m. (ET/New York time) on any Business Day. Banks and brokers should call (212) 750-5833.

For legal reasons, Innisfree cannot provide advice on the benefits of the Scheme or the Acquisition or recommend how you vote or give any financial advice or tax advice.

ENCLOSURES AND CONTACT INFORMATION

Enclosures

•	Fleetmatics Shareholders who hold in “street name” will receive the following enclosures with a copy of this document:

Voting instruction forms for the Court Meeting and the EGM.

•	Fleetmatics Shareholders of record will receive the following enclosures with a copy of this document:

Proxy cards for the Court Meeting and the EGM.

Important Notice Regarding the Internet Availability of Proxy Materials for the Meetings:

The Notices of the Meetings, Proxy Statement and Proxy Cards are available at www.proxyvote.com.

Contact Information

If you have any queries in relation to the voting instruction forms or proxy cards (as applicable) or actions to be taken at the Meetings, please contact:

Fleetmatics’ Proxy Solicitor

Innisfree M&A Incorporated

50 Madison Avenue, 20th Floor

New York, New York 10022

(888) 750-5834 (if calling within the United States) or

+1 (412) 232-3651 (if calling from outside the United States) on any Business Day.

Banks and brokers should call (212) 750-5833.

For legal reasons, Innisfree cannot provide advice on the benefits of the Scheme or the Acquisition or recommend how you vote or give any financial advice or tax advice.

ADVISERS TO FLEETMATICS AND VERIZON

Fleetmatics

Financial Adviser to Fleetmatics	Morgan Stanley 1585 Broadway New York, NY 10036 United States

Legal Advisers to Fleetmatics	As to Irish law Maples and Calder 75 St Stephen’s Green Dublin 2 Ireland

As to U.S. law Goodwin Procter LLP 100 Northern Avenue Boston, MA 02210 United States

Auditors to Fleetmatics	PricewaterhouseCoopers One Spencer Dock North Wall Quay Dublin 1

PricewaterhouseCoopers LLP 101 Seaport Blvd. Boston, MA 02110 United States

Registrar	Computershare Trust Company N.A. 250 Royall Street Canton, MA 02021 United States

Transfer Agent	Computershare Trust Company N.A. 250 Royall Street Canton, MA 02021 United States

Proxy Solicitor	Innisfree M&A Incorporated 50 Madison Avenue, 20th Floor New York, NY 10022 United States

Verizon

Financial Advisers to Verizon	PJT Partners LP 280 Park Avenue New York, NY 10017 United States

Wells Fargo Securities, LLC 550 S Tryon St. Charlotte, NC 28202

Legal Advisers to Verizon	As to Irish law A&L Goodbody 25-28 North Wall Quay Dublin 1 Ireland

As to U.S. law Cleary Gottlieb Steen & Hamilton LLP One Liberty Plaza New York, NY 10006 United States

As to UK law Macfarlanes LLP 20 Cursitor Street London EC4A 1LT United Kingdom

ACTION TO BE TAKEN/GENERAL INFORMATION

INFORMATION REGARDING THE MEETINGS IS AVAILABLE ON FLEETMATICS’ WEBSITE AT HTTP://IR.FLEETMATICS.COM AND ALSO AT WWW.PROXYVOTE.COM.

The Scheme requires approval by Fleetmatics Shareholders at the Court Meeting to be held at 8.00 a.m. (Irish time) on 12 October 2016. In addition to approval at the Court Meeting, implementation of the Scheme requires various approvals by Fleetmatics Shareholders at an EGM to be held at 8.15 a.m. (Irish time) on 12 October 2016 or, if later, immediately after the conclusion or adjournment of the Court Meeting.

Who is eligible to vote at the Meetings?

For Fleetmatics Shareholders who hold in “street name”:

For those Fleetmatics Shareholders whose Fleetmatics Shares are not registered in their own name, and are held in an account at a brokerage firm, bank, dealer or other similar organisation, such shares are referred to throughout this document as shares in “street name”. All shares held in “street name” are Fleetmatics Shares and accordingly all references in this document to shares held in “street name” are in relation to Fleetmatics Shares.

Fleetmatics Shareholders who held shares in “street name” at the Voting Record Time will, subject to following the instructions from that Fleetmatics Shareholder’s brokerage firm, bank, dealer or other similar organisation, be entitled to vote at the Meetings. Changes in Fleetmatics Shareholders who held Fleetmatics Shares in “street name” after the Voting Record Time will be disregarded for voting purposes.

For Fleetmatics Shareholders of Record:

If your Fleetmatics Shares are registered in Fleetmatics’ Register of Members in your name, you are a Fleetmatics Shareholder of record. References made throughout this document to “Fleetmatics Shareholders of record” relate to Fleetmatics Shares registered in Fleetmatics’ Register of Members.

Fleetmatics Shareholders of record who were entered in Fleetmatics’ Register of Members as at the Voting Record Time will be entitled to attend, speak, ask questions and/or vote at the Meetings. Changes in the register after the Voting Record Time will be disregarded for these purposes.

How do I vote at the Meetings?

Voting by Proxy at the Meetings

For Fleetmatics Shareholders who hold in “street name”:

If your Fleetmatics Shares are held in an account at a brokerage firm, bank, dealer or other similar organisation, then such brokerage firm, bank, dealer or other similar organisation is considered to be the shareholder of record with respect to those Fleetmatics Shares. “Street name” holders generally cannot vote their shares directly and must instead instruct their brokerage firm, bank, dealer or other similar organisation how to vote their shares. Your brokerage firm, bank, dealer or other similar organisation will only be permitted to vote your Fleetmatics Shares on your behalf at the Meetings if you instruct it how to vote. Therefore, it is important that you promptly follow the directions provided by your brokerage firm, bank, dealer or other similar organisation, and instruct it how to vote your Fleetmatics Shares with the voting instruction form that you will receive from your brokerage firm, bank, dealer or other similar organisation. Please follow the instructions on the VIF to cast your vote and contact your brokerage firm, bank, dealer or other similar organisation if you have any queries. If you obtain a legal proxy from your brokerage firm, bank, dealer or other similar organisation, you may also vote in person at the Meetings.

Your brokerage firm, bank, dealer, or other similar organisation may have requirements in addition to the VIF and may have an earlier deadline than the Proxy Return Time by which you must submit your vote, so you should read carefully all materials and instructions provided to you.

For Fleetmatics Shareholders of Record:

Fleetmatics Shareholders of record at the Voting Record Time have been sent relevant proxy cards for the Meetings. In respect of the Court Meeting the proxy card is marked “Meeting 1—Court Meeting”. In respect of the EGM the proxy card is marked “Meeting 2—Extraordinary General Meeting”.

Complete and sign the relevant marked proxy cards accompanying this document in accordance with the instructions printed thereon and return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, as soon as possible but, in any event, so as to be received by post or, during normal business hours, by hand, by the Proxy Return Time. Your proxy card can also be submitted via the Internet at www.proxyvote.com by the Proxy Return Time. If you vote by Internet, please do not post your proxy card.

Broadridge has been appointed as an agent of Fleetmatics to receive proxy cards from Fleetmatics Shareholders on behalf of Fleetmatics.

For Corporate Shareholders of Record:

In addition to the foregoing, a corporate shareholder of record which is entitled to attend and vote at the Meetings is entitled to appoint a representative to attend and vote at the Meetings on its behalf.

A form of appointment of representative by a corporate shareholder is available via Fleetmatics’ website, http://ir.fleetmatics.com. Corporate shareholders that wish to appoint a representative to attend the Meetings should complete the form of appointment of representative and then send or deposit it (together with any power of attorney or other authority under which it is signed or a notarised copy of that power or authority) at Fleetmatics’ registered office at Floors 1 and 2, Block C, Cookstown Court, Cookstown Industrial Estate, Tallaght, Dublin 24, Ireland at any time prior to the commencement of the Meetings.

Attendance or Voting in Person at the Meetings

For Fleetmatics Shareholders who hold in “street name”:

Fleetmatics Shareholders who hold in “street name” at the Voting Record Time are invited to attend the Meetings. In order to be entitled to be admitted to the Meetings, a Fleetmatics Shareholder who holds in “street name” will need to present a form of photo identification (such as a driver’s licence or passport) and valid proof of ownership of their Fleetmatics Shares (such as a statement reflecting their ownership as of the Voting Record Time or a letter from the organisation which holds their shares in “street name”). However, since Fleetmatics Shareholders who hold in “street name” are not shareholders of record, they may not vote their shares in person at the Meetings unless they obtain a legal proxy from their brokerage firm, bank, dealer or other similar organisation but may vote by proxy.

For Fleetmatics Shareholders of Record:

Fleetmatics Shareholders of record at the Voting Record Time are invited to attend the Meetings and may vote their Fleetmatics Shares in person at the Meetings. They will be admitted to the Meetings only if their shareholder status can be verified by checking their name against the Fleetmatics’ Register of Members at the Voting Record Time. The appointment of a proxy will not preclude a Fleetmatics Shareholder of record from attending, speaking, asking questions and/or voting at the Meetings if the Fleetmatics Shareholder subsequently wishes to attend such Meetings.

Votes Required

The total number of issued and outstanding Fleetmatics Shares at the Voting Record Time was 39,194,150. Each of the Resolutions shall be decided on a poll at the meetings. A poll means every Fleetmatics Shareholder present in person and every proxy shall have one vote for every share carrying rights of which he/she/it is the holder or proxy.

Votes Required at the Court Meeting

For the Scheme to be approved at the Court Meeting the relevant Fleetmatics Shareholders voting in favour of the Scheme must represent both (1) a simple majority (more than 50%) in number of each of those Fleetmatics Shareholders present and voting (in person or by proxy) and (2) three-fourths (75%) or more in value of the Scheme Shares held by those Fleetmatics Shareholders present and voting (in person or by proxy) at such Court Meeting. For the adjournment to be approved at the Court Meeting, the relevant Fleetmatics Shareholders voting in favour of the adjournment must represent a simple majority (more than 50%) of the votes cast in person or by proxy at the Court Meeting.

In considering its approval of the Scheme, the High Court will consider whether there has been a sufficiently large (in the High Court’s judgment) number of Fleetmatics Shares included in the vote in favour of the Scheme to fairly represent the opinion of Fleetmatics Shareholders. As a result, it is important that as many votes as possible are cast at the Court Meeting.

The Fleetmatics Board strongly urges Fleetmatics Shareholders who hold shares in “street name” to follow the instructions received from their brokerage firm, bank, dealer, or other similar organisation, to ensure the representation and voting of their Fleetmatics Shares at the Court Meeting. The Fleetmatics Board strongly urges Fleetmatics Shareholders of record to complete, sign, date, and return the relevant proxy card or to vote via the Internet at www.proxyvote.com by the Proxy Return Time to ensure the representation and voting of their Fleetmatics Shares at the Court Meeting.

Votes Required at the EGM

Resolutions 2, 4, 6 and 7 are being proposed as ordinary resolutions and are required to be passed by a simple majority (more than 50%) of the votes cast in person or by proxy at the EGM.

Resolutions 1, 3 and 5 are being proposed as special resolutions and are required to be passed by at least three-fourths (75%) of the votes cast in person or by proxy at the EGM.

Quorum Required

Quorum for the Court Meeting

Fleetmatics Shareholders may not take action at the Court Meeting (with the exception of the appointment of the Chairman) unless there is a quorum present. A Court Meeting is duly constituted, and a quorum is present, if, at the commencement of the meeting, two or more Fleetmatics Shareholders of record are present in person or by proxy.

Quorum for the EGM

Fleetmatics Shareholders may not take action at the EGM (with the exception of the appointment of the Chairman) unless there is a quorum present. A meeting of shareholders is duly constituted, and a quorum is present, if, at the commencement of the meeting, two or more Fleetmatics Shareholders of record holding shares that represent at least 50% of the issued shares carrying the right to vote at such meeting are present in person or by proxy.

For Fleetmatics Shares held in “Street Name”—What is the Impact of Broker Non-Votes and Abstentions?

With respect to each of the Court Meeting and the EGM, if Fleetmatics Shareholders who hold in “street name” or brokers holding their clients’ shares of record cause abstentions to be recorded, these Fleetmatics Shares will be considered present for purposes of determining whether or not a quorum is present at such meetings. However, abstentions will have no effect on the approval of any of the proposals.

Members of the NYSE (such as a brokerage firm, bank, dealer or other similar organisation) are permitted to vote their clients’ proxies at their own discretion as to certain “routine” proposals. Where a proposal is not “routine”, such as the Resolutions to be proposed at the Court Meeting and the EGM, a broker who has received no instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal. When a broker indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, the missing votes are referred to as “broker non-votes”. The proposals contained in this document are not “routine” proposals.

Those shares would be considered present for purposes of determining whether or not a quorum is present at the Meetings, but would not be considered entitled to vote on the proposals. Broker non-votes are not voted affirmatively or negatively, so they will have no effect on the approval of any non-routine proposal such as the Resolutions to be proposed at the Court Meeting and the EGM.

Only those votes cast “FOR” or “AGAINST” are counted for the purposes of determining the number of votes cast in connection with those proposals. As such, Fleetmatics strongly encourages you to provide instructions to your broker to vote your Fleetmatics Shares and exercise your right as a shareholder.

Can I Change my Vote After Submitting my Vote?

For Fleetmatics Shareholders who hold in “street name”:

If your shares are held by your brokerage firm, bank, dealer or other similar organisation, you should follow the instructions provided by them.

Fleetmatics Shareholders of Record:

If you are the Fleetmatics Shareholder of record, you may revoke your proxy in any one of three ways:

•	you may submit, in accordance with the instructions set out above, another properly completed proxy card bearing a later date;

•	you may send a written notice to Fleetmatics Group PLC, Floors 1 and 2, Block C, Cookstown Court, Cookstown Industrial Estate, Belgard Road, Tallaght, Dublin 24, Ireland, Attn: Company Secretary, bearing a date later than that indicated on the proxy card or the date you voted by Internet but prior to the date of the Meetings, stating that the proxy is revoked; or by signing and delivering a subsequently dated proxy card prior to the vote at the Meetings in accordance with the instructions on the proxy card. Your notice must be received by Fleetmatics no later than one hour before the relevant Meeting(s) on 12 October 2016 (or any adjourned Meeting(s)) where served by hand or post or 24 hours before the relevant Meeting(s) on 12 October 2016 (or any adjourned Meeting(s)) where sent electronically; or

•	you may attend the Meetings and vote in person.

Your last vote, prior to or at the Meetings, is the vote that will be counted.

What Does it Mean if I Receive More Than One Set of Materials?

If you receive more than one set of materials, your Fleetmatics Shares may be registered in more than one name or may be registered in different accounts. In order to vote all the Fleetmatics Shares you own, you must sign and return all of the proxy cards or voting instruction forms (as applicable) you receive or follow the instructions for any alternative voting procedure on each of the meeting materials you receive.

What Does it Mean if I Share the Same Address with One or More Fleetmatics Shareholders?

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding”, potentially means extra convenience for shareholders and cost savings for companies.

Accordingly, a single proxy statement will be delivered to multiple Fleetmatics Shareholders sharing an address unless contrary instructions have been received from the affected Fleetmatics Shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive separate proxy materials, please notify your broker. Fleetmatics Shareholders who currently receive multiple copies of the proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.

Solicitation of Proxies

Fleetmatics will pay the cost of soliciting proxies for the Meetings. Fleetmatics may solicit by mail, telephone, facsimile, personal contact and email and arrangements are made with brokerage houses and other custodians, nominees and fiduciaries to send the notices, and if requested, other proxy materials, to beneficial owners. Upon request, Fleetmatics will reimburse them for their reasonable expenses. In addition, Fleetmatics Directors, officers and employees may solicit proxies, either in-person or by telephone, facsimile or mail or email (without additional compensation). Fleetmatics Shareholders are encouraged to return their proxies promptly.

Fleetmatics has retained Innisfree to assist in the solicitation of proxies from Fleetmatics Shareholders by mail, telephone or other electronic means, or in person, for a fee of approximately U.S.$25,000 plus reasonable out-of-pocket expenses relating to the solicitation. No additional compensation will be paid for such services.

In addition, Verizon, in coordination with Fleetmatics, is in communication with employees of Fleetmatics and these communications may be deemed to be solicitations of proxies under U.S. securities laws to the extent such employees of Fleetmatics are Fleetmatics Shareholders. Verizon and its directors, officers and employees may be considered participants in the solicitation of proxies from the Fleetmatics Shareholders in respect of the transactions contemplated by this document. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Fleetmatics Shareholders in connection with the proposed transactions, including names, affiliations and a description of their direct or indirect interests, by security holdings or otherwise, is set forth in this document and other relevant materials to be filed with the SEC or, in the case of Verizon’s directors, officers and employees, in the materials filed by Verizon with the SEC, including in the proxy statement for Verizon’s 2016 Annual Meeting of Shareholders, which was filed with the SEC on 21 March 2016, as supplemented by other Verizon filings with the SEC.

Shareholder Communications

Shareholders and interested parties may contact any of the Fleetmatics Directors, including the Chairman of the Fleetmatics Board, the chair of any committee of the Fleetmatics Board, or any committee of the Fleetmatics Board by writing to them at Fleetmatics Group PLC, Floors 1 and 2, Cookstown Court, Belgard Road, Tallaght, Dublin 24, Ireland, Attn: [Name of Individual Director].

Shareholder Proposals

Shareholder Proposals at the EGM

Under Irish law, there is no general right for a shareholder of an NYSE-listed company to put items on the agenda of a general meeting that has been convened. Irish law provides that one or more shareholders holding not less than one tenth of Fleetmatics’ paid up share capital carrying voting rights may requisition extraordinary general meetings and may nominate persons to be elected as directors at such extraordinary general meetings. Irish law further provides that if such extraordinary general meeting is not convened one or more requisitionists holding more than 50% of Fleetmatics’ paid up share capital carrying voting rights held by such requisitionists may convene extraordinary general meetings directly.

In addition, under the Act, one or more shareholders of a company holding, or together holding, not less than 50% of the paid up share capital of the company as carries the right of voting at general meetings of the company may convene an extraordinary general meeting of the company directly.

Shareholder Proposals at the 2017 Annual General Meeting

If the Acquisition is completed, Fleetmatics will have no public shareholders and there will be no public participation in any future meetings of shareholders of Fleetmatics. However, if the Acquisition is not completed, shareholders will continue to be entitled to attend and participate in shareholder meetings.

Fleetmatics will hold an annual general meeting in 2017 only if the Acquisition has not already been completed.

The Fleetmatics Articles provide that, to nominate persons for election to the Fleetmatics Board at an annual meeting of shareholders, a Fleetmatics Shareholder must give written notice to: Company Secretary, Fleetmatics Group PLC, Floors 1 and 2, Cookstown Court, Belgard Road, Tallaght, Dublin 24, Ireland, not less than 90 and not more than 120 clear days prior to the first anniversary of the date of the preceding year’s annual meeting. However, the Fleetmatics Articles also provide that in the event the date of the annual meeting is more than 30 clear days before or after such anniversary date, notice must be delivered not later than the close of business 30 clear days prior to such annual meeting or the close of business 10 clear days after the day on which public announcement of the date of such meeting is made (whichever is later). Any nomination must include all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in election contests or is otherwise required under Section 14 of the Exchange Act, a description of the material terms of any agreement to which such person is a party with respect to the Fleetmatics Shares, and the person’s written consent to be named in the notice and to serve as a director if elected.

Shareholder proposals to include other business at the annual meeting of shareholders must include a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest of such shareholder (and the beneficial owner) in the proposal. The proposal must be a proper subject for shareholder action. In addition, to make a nomination or proposal, the shareholder must be of record at the time the notice is made and must provide certain information regarding itself (and the beneficial owner), including the name and address, as they appear on the Fleetmatics’ books, of the shareholder proposing such business, the number of Fleetmatics Shares which are, directly or indirectly, owned beneficially or of record by the Fleetmatics Shareholder proposing such business or its affiliates or associates (as defined in Rule 12b-2 promulgated under the Exchange Act) and certain additional information. The advance notice requirements for the annual meeting are as follows: a Fleetmatics Shareholder’s notice shall be timely if delivered to the Company Secretary at the address set forth above not later than the close of business on the later of the 90th day prior to the scheduled date of the annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made or sent by Fleetmatics.

In addition to the requirements stated above, any Fleetmatics Shareholder who wishes to submit a proposal for inclusion in Fleetmatics’ proxy materials must comply with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in the proxy materials relating to the Fleetmatics 2017 annual general meeting of shareholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received no later than 22 February 2017. Such proposals must be delivered to the Chairman, c/o Fleetmatics Group PLC, Floors 1 and 2, Cookstown Court, Belgard Road, Tallaght, Dublin 24, Ireland.

Director Attendance at the Meetings

Each member of the Fleetmatics Board has been invited to attend the Meetings but such attendance is not required.

Questions and Further Information

If you are a Fleetmatics Shareholder and have any questions relating to the Acquisition or to this document or how to vote, you should contact Innisfree toll-free at (888) 750-5834 (if calling within the United States) or

+1 (412) 232-3651 (if calling from outside the United States) between 9.00 a.m. and 5.00 p.m. (ET/New York time) on any Business Day. Banks and brokers should call (212) 750-5833.

For legal reasons, Innisfree cannot provide advice on the benefits of the Scheme or the Acquisition or recommend how you vote or give any financial advice or tax advice.

PART 1

LETTER OF RECOMMENDATION FROM THE FLEETMATICS BOARD

Fleetmatics Group PLC

(Incorporated and registered in Ireland under the Act with registered number 516472)

Board:	Registered Office
James M. Travers (Chairman)	Floors 1 and 2, Block C
Andrew G. Flett	Cookstown Court, Cookstown Industrial Estate
Brian Halligan	Belgard Road
James F. Kelliher	Tallaght
Allison Mnookin	Dublin 24, Ireland
Jack Noonan
Vincent R. De Palma
Liam Young

8 September 2016

To Fleetmatics Shareholders, and, for information only, to Fleetmatics Optionholders and Fleetmatics Share Awardholders

RECOMMENDED ACQUISITION OF FLEETMATICS GROUP PLC

Dear Fleetmatics Shareholder,

1.	Introduction

On 1 August 2016, Fleetmatics and Verizon announced that they had reached agreement on the terms of a recommended acquisition of Fleetmatics by Bidco, an indirect wholly-owned subsidiary of Verizon.

The Acquisition will be effected by way of a scheme of arrangement between Fleetmatics and the Scheme Shareholders under Chapter 1 of Part 9 of the Act, and in accordance with the Irish Takeover Rules, the terms of which are set out in Part 4 (The Scheme of Arrangement) of this document and an explanation of which is given in Part 3 (Information Required under Section 452 of the Act Recommended Acquisition for Cash of Fleetmatics) of this document. The Acquisition and the Scheme are subject to the Conditions and further terms set out in Part 5 (Conditions and Further Terms of the Acquisition and the Scheme) of this document. It is anticipated that, subject to the satisfaction or waiver of these conditions, the Acquisition will become effective during the fourth quarter of 2016.

I am writing to you to set out the background to the Acquisition and the reasons why the Fleetmatics Board considers the terms of the Acquisition to be fair and reasonable to Fleetmatics Shareholders taken as a whole, and is unanimously recommending that Fleetmatics Shareholders vote in favour of the Acquisition and the Scheme.

2.	Summary of the Terms of the Acquisition

Subject to the conditions and further terms set out in Part 5 (Conditions and Further Terms of the Acquisition and the Scheme) of this document, under the terms of the Acquisition, Scheme Shareholders will receive:

U.S.$60.00 in cash for each Fleetmatics Share

The Consideration represents a premium of approximately:

•	40% to Fleetmatics’ closing share price of U.S.$42.96 on 29 July 2016 (being the last practicable date prior to the publication of the Rule 2.5 Announcement);

•	40% to Fleetmatics’ volume weighted average share price of U.S.$43.01 over the past 30 trading day period ending 29 July 2016; and

•	49% to Fleetmatics’ volume weighted average share price of U.S.$40.19 over the past 90 trading day period ending 29 July 2016.

If you wish to receive the Consideration in respect of your Fleetmatics Shares, you are urged to sign and return the enclosed proxy cards as soon as possible. You should note that if there is insufficient Scheme Shareholder support for the Scheme at the Court Meeting, the Scheme will not become effective, the Acquisition will not proceed and the cash Consideration of U.S.$60.00 per Fleetmatics Share will not become payable.

The Acquisition values the entire issued and to be issued share capital of Fleetmatics at approximately U.S.$2.4 billion.

3.	Structure of the Acquisition

The Acquisition is expected to be effected by means of a scheme of arrangement between Fleetmatics and the Scheme Shareholders. The Scheme will involve an application by Fleetmatics to the High Court to sanction the Scheme. Under the Scheme, which is subject to the Conditions set out in Part 5 (Conditions to and Further Terms of the Acquisition and the Scheme) of this document, Scheme Shareholders will receive the Consideration (without interest and less any applicable withholding taxes) in return for the cancellation of their Fleetmatics Shares.

The Scheme of Arrangement is an arrangement made between Fleetmatics and the Scheme Shareholders under Chapter 1 of Part 9 of the Act and is subject to the approval of the High Court. If the Scheme becomes effective, all Scheme Shares will be cancelled pursuant to Sections 84 to 86 of the Act or transferred to Bidco pursuant to the Scheme (if applicable). Fleetmatics will then issue New Fleetmatics Shares to Bidco in place of the Fleetmatics Shares cancelled pursuant to the Scheme and Bidco will pay the Consideration in respect of the Fleetmatics Shares to the Fleetmatics Shareholders. As a result of these arrangements, Fleetmatics will become a wholly-owned subsidiary of Bidco and an indirect subsidiary of Verizon.

For the Acquisition to proceed, the Scheme must become effective and unconditional by not later than 31 December 2016 (or by 1 August 2017, if all Conditions have been satisfied except certain Conditions regarding antitrust clearances or court sanction as of 31 December 2016). The Conditions to the Acquisition and the Scheme are set out in full in Part 5 (Conditions to and Further Terms of the Acquisition and the Scheme) of this document. The implementation of the Scheme and the Acquisition is conditional upon, among other things:

3.1	the approval of the Scheme by a majority in number of Fleetmatics Shareholders representing at least three-fourths (75%) in value of the Scheme Shares, at the Voting Record Time, held by such holders, present and voting either in person or by proxy, at the Court Meeting (or at any adjournment of such meeting) convened pursuant to Section 450 of the Act to consider and, if thought fit, approve the Scheme (with or without amendment) by no later than the End Date;

3.2	the Resolutions to be proposed at the EGM for the purposes of approving and implementing the Scheme, the reduction of capital of Fleetmatics necessary to implement the Scheme, changes to the Fleetmatics Articles and such other matters as Fleetmatics reasonably determines to be necessary or desirable for the purposes of implementing the Acquisition as have been approved by Verizon and which are set out in the notice of the EGM being duly passed by the requisite majority of Fleetmatics Shareholders at the EGM (or at any adjournment of such meeting) held by no later than the End Date;

3.3	the sanction by the High Court (with or without material modification, but subject to any such modification being acceptable to each of Fleetmatics and Verizon) of the Scheme pursuant to Sections 449 to 455 of the Act and the confirmation by the High Court under Sections 84 and 85 of the Act of the reduction of capital necessary to implement the Scheme on or before the End Date and the delivery of the minute required by Section 86 of the Act to the Registrar of Companies and the registration of such Court Order and minute by the Registrar of Companies;

3.4	the expiration of the waiting period under the HSR Act and the regulations thereunder;

3.5	to the extent that the Acquisition or its implementation constitutes a concentration within the scope of the EC Merger Regulation or is otherwise a concentration that is subject to the EC Merger Regulation, the European Commission deciding that the Acquisition is compatible with the common market pursuant to Article 6 of the EC Merger Regulation; and

3.6	the other Conditions set forth in Part 5 (Conditions to and Further Terms of the Acquisition and the Scheme) of this document, which are not otherwise identified above, being satisfied or waived on or before the sanction of the Scheme by the High Court pursuant to Sections 449 to 455 of the Act.

4.	Background to and Reasons for Recommending the Acquisition

Background to the Acquisition

The Fleetmatics Board has been considering the long-term strategy of Fleetmatics and strategic opportunities that might be available to enhance shareholder value on an ongoing basis. Such strategies and opportunities include investments in new growth opportunities, potential acquisitions and a possible sale of Fleetmatics. On an ongoing basis, the Fleetmatics Board has reviewed Fleetmatics’ short and long-term business strategies, as well as market trends in the technology industry and the challenges confronting Fleetmatics in attaining its strategic and shareholder return objectives. In addition, the Fleetmatics Board periodically discusses issues relating to its fiduciary duties with Fleetmatics’ outside U.S. legal counsel, Goodwin Procter LLP (referred to herein as “Goodwin”), and its outside Irish legal counsel, Maples and Calder (referred to herein as “Maples and Calder”).

On 17 February 2016, Marni Walden, Executive Vice President and President of Product Innovation and New Business at Verizon, met with James M. Travers, Chief Executive Officer of Fleetmatics, to discuss the telematics industry generally.

On 1 April 2016, Andres Irlando, Chief Executive Officer of Verizon Telematics, met with Mr. Travers to discuss the telematics industry generally.

On 12 May 2016, Mr. Travers received a telephone call from John Doherty, Senior Vice President of Corporate Development of Verizon, and Mr. Irlando. On this call, Mr. Doherty discussed that a potential transaction could make sense for both parties and expressed Verizon’s interest in engaging in a formal process regarding a potential strategic transaction with Fleetmatics. Mr. Travers indicated that the Fleetmatics Board would need to be consulted about any potential transaction.

On 13 May 2016, Mr. Travers received a telephone call from Mr. Doherty. On this call, Mr. Doherty expressed Verizon’s interest in a potential strategic transaction with Fleetmatics. Mr. Travers indicated that the Fleetmatics Board viewed the Fleetmatics Shares as being undervalued by the market and that Fleetmatics was not, at that time, looking to be acquired. Mr. Doherty stated Verizon’s view that there was strategic synergy between the companies and requested that Verizon be permitted to engage in limited, high-level due diligence that would allow Verizon to further evaluate a potential strategic transaction. Mr. Travers indicated that, given the amount of information related to Fleetmatics that was publicly available at that time, Fleetmatics had no interest in providing Verizon with anything more than an opportunity to perform minimal due diligence. During this telephone discussion, Messrs. Travers and Doherty discussed the possibility of an in-person management meeting on 17 May 2016 to further discuss a potential transaction between Fleetmatics and Verizon.

On 13 May 2016, Mr. Travers requested that, prior to an in-person meeting between representatives of Fleetmatics and Verizon, the two companies enter into a customary confidentiality agreement. Additionally, Mr. Travers requested that Verizon provide Fleetmatics with a draft of such an agreement and that the in-person meeting involve a limited number of participants from each company to discuss a limited set of topics concerning Verizon’s interest in a potential transaction with Fleetmatics.

On 13 May 2016, a representative of Verizon sent a draft confidentiality agreement and a draft exclusivity agreement to Sharon Levine, Fleetmatics’ general counsel. The exclusivity agreement requested a 30-day exclusive negotiation period.

Between 13 May and 16 May 2016, representatives of Verizon and Fleetmatics negotiated the confidentiality agreement. During this period, representatives of Fleetmatics communicated to Verizon that Fleetmatics would not entertain any exclusivity at that time. On 16 May 2016, Mr. Travers had telephonic conversations with certain members of the Fleetmatics Board to inform them of Verizon’s expressed interest in a potential strategic transaction with Fleetmatics and management’s view that Fleetmatics should enter into the confidentiality agreement for purposes of the in-person management meeting. Mr. Travers also communicated Fleetmatics’ intention not to enter into the exclusivity agreement at that time.

On 16 May 2016, Fleetmatics entered into a confidentiality agreement with Verizon without any exclusive negotiation period.

On 17 May 2016, Mr. Travers, Ms. Levine, Jill Ward, Fleetmatics’ President and Chief Operating Officer, and Stephen Lifshatz, Fleetmatics’ Chief Financial Officer, met with representatives of Verizon. At this meeting, Fleetmatics’ representatives provided Verizon with an overview of Fleetmatics and its business and the parties discussed potential synergies that might result from a combination of Fleetmatics with Verizon. The parties did not discuss valuation or any specific parameters of a potential offer by Verizon.

On 20 May 2016, Mr. Travers spoke with Mr. Doherty in follow-up to the meeting on 17 May 2016. The possibility of a strategic transaction was discussed. However, there was no offer made at this time.

On 23 May 2016, Fleetmatics received a verbal, non-binding proposal from Verizon to acquire Fleetmatics for U.S.$53.00 per share in cash (referred to herein as the “Initial Proposal”). Mr. Travers informed the Fleetmatics Board of the receipt of the Initial Proposal and scheduled a board meeting to discuss the Initial Proposal.

On 24 May 2016, the Fleetmatics Board held a meeting to discuss receipt of the Initial Proposal. Together with representatives from Goodwin and Maples and Calder, the Fleetmatics Board discussed the terms of the Initial Proposal, whether Fleetmatics should further evaluate the Initial Proposal with the assistance of an independent financial adviser and, ultimately, whether Fleetmatics should engage in substantive discussions with Verizon. At this meeting, Goodwin and Maples and Calder reviewed the fiduciary duties of the Fleetmatics Board in the context of evaluating the Initial Proposal. Goodwin and Maples and Calder also reviewed disclosure requirements under Irish law, including circumstances that under Irish law would likely require Fleetmatics to publicly announce receipt of the Initial Proposal. Additionally, the Fleetmatics Board also discussed the fact that, if Fleetmatics were to engage in substantive discussions with Verizon, the Fleetmatics Board would have to consider whether, and at what point it might be advisable to, approach and discuss potential strategic transactions with parties other than Verizon. In addition, as a preliminary matter, the Fleetmatics Board noted certain risks associated with discussing a potential transaction with parties other than Verizon, including the fact that, under the Irish Takeover Rules, Fleetmatics generally would be required to make public disclosure of its consideration of a sale of Fleetmatics in the event of information leaks concerning the potential transaction or unusual movements in Fleetmatics’ share price, or if Fleetmatics were to receive an indication of a firm intention to make an offer (even if the Fleetmatics Board intended to reject (not recommend) that offer). The Fleetmatics Board discussed and acknowledged the fact that Fleetmatics was not for sale, and that any such disclosure would be detrimental to Fleetmatics’ ability to remain independent and to conduct its business in the ordinary course, particularly if a potential transaction were to be announced and not ultimately be consummated. The Fleetmatics Board also considered the potential disruptions to Fleetmatics’ business of a protracted process, including distraction of management time and resources as well as the disclosure of competitively sensitive information that could meaningfully compromise Fleetmatics’ ability to differentiate its products and services from those of its competitors. Based on the benefits and risks discussed, the Fleetmatics Board concluded that it would be prudent and in the best interests of Fleetmatics Shareholders to focus any sale-related discussions solely on

Verizon and to defer any decision regarding a broader process. In connection with the Fleetmatics Board’s preliminary evaluation of the Initial Proposal, the Fleetmatics Board unanimously expressed its view that the U.S.$53.00 per share price undervalued Fleetmatics’ business. The Fleetmatics Board then discussed the advisability of engaging an investment banker to provide financial advice to the Fleetmatics Board with respect to the Initial Proposal and any subsequent proposal that might be received from Verizon or any other party, and agreed that the Fleetmatics Board would further review the proposal in the context of Fleetmatics’ stand-alone plans. After discussion, the Fleetmatics Board authorised management to arrange interviews with a limited number of investment banking firms and authorised management to convey to Verizon the Fleetmatics Board’s preliminary assessment that the Initial Proposal undervalued the Fleetmatics business, and that the Fleetmatics Board would engage a financial adviser to assist it in more thoroughly evaluating the proposal.

On 26 May 2016, Mr. Travers conveyed to Verizon the Fleetmatics Board’s preliminary position that, in its view, the Initial Proposal represented an inadequate valuation of Fleetmatics and indicated that the Fleetmatics Board would be engaging a financial adviser to assist it in more thoroughly evaluating the proposal. Also in late May 2016, Mr. Doherty expressed to Fleetmatics’ representatives that Verizon was not willing to be involved in a competitive bid process.

On 27 May 2016, the Fleetmatics Board held a meeting to discuss Fleetmatics’ operating and financial performance and to discuss the financial adviser selection process. Representatives from Goodwin and Maples and Calder were present. The Fleetmatics Board reviewed Fleetmatics’ five-year model (2016-2020) as well as its year-to-date operating and financial performance for 2016. The Fleetmatics Board also discussed the principal strategic opportunities for, and risks and challenges currently facing, Fleetmatics. Among other things, the Fleetmatics Board discussed its focus on near-term growth opportunities in existing geographies, continued international expansion in Europe and revenue growth initiatives through recent acquisitions. The Fleetmatics Board also considered certain key challenges facing Fleetmatics, including Q2 2016 and fiscal year 2016 financial performance measured against guidance, market consolidation, increased competition with selling to small to medium sized businesses leading to pricing pressure and longer sales cycles, longer new product launch cycles, and complications and continued exposure to the customer decision-making process. Management also updated the Fleetmatics Board on the financial adviser selection process.

On 31 May 2016, members of Fleetmatics’ management team, including Ms. Levine, Ms. Ward, Mr. Lifshatz and Andrew Reynolds, Fleetmatics’ Senior Vice President of Global Business Development, interviewed certain financial advisers to assist the Fleetmatics Board in evaluating the Initial Proposal. During this meeting, members of Fleetmatics’ management team asked the various financial advisers, including Morgan Stanley, about potential conflicts of interest with potential bidders, and no material conflicts of interest were raised.

On 1 June 2016, in response to a request from Verizon to provide an update on Fleetmatics’ evaluation of the Initial Proposal, Mr. Travers conveyed to Verizon again that the Fleetmatics Board would be engaging a financial adviser to assist it in more thoroughly evaluating the Initial Proposal.

On 2 June 2016, the Fleetmatics Board held a meeting to discuss the financial adviser selection process and the formation of a transaction committee. Representatives from Goodwin and Maples and Calder were present. Management updated the Fleetmatics Board on management’s interviews of various financial advisers and recommended that the Fleetmatics Board engage Morgan Stanley. Management recommended Morgan Stanley because of its familiarity with Fleetmatics and its qualifications, reputation and experience in the valuation of businesses and securities in connection with mergers and acquisitions generally, its global reach as well as its substantial experience in public company sale transactions, including those involving Irish public limited companies. The Fleetmatics Board discussed the necessity for engaging a financial adviser to assist in evaluating Verizon’s preliminary expression of interest as well as assessing the strategic alternatives available to Fleetmatics. The Fleetmatics Board discussed potential conflicts of interests between Morgan Stanley and Verizon as well as other potential bidders and no material conflicts of interest were raised. Representatives from Goodwin and Maples and Calder discussed the formation of a transaction committee to assist management with the negotiations of Morgan Stanley’s engagement letter, to approve the engagement of Morgan Stanley and to assist management with its future interactions with Verizon. The Fleetmatics Board authorised the formation of a transaction committee consisting of non-executive Directors Jack Noonan, Andrew G. Flett, Vincent R. De Palma and Liam Young (referred to herein as the “Transaction Committee”). At the conclusion of this meeting, the Fleetmatics Board authorised management to negotiate the engagement of Morgan Stanley, subject to the final approval of the Transaction Committee.

Between 2 June 2016 and 5 June 2016, Fleetmatics’ management, with the assistance of the Transaction Committee, negotiated the terms of the engagement letter with Morgan Stanley, including the proposed fee structure. On 5 June 2016, the Transaction Committee approved executing an engagement letter with Morgan Stanley pursuant to which Morgan Stanley would serve as the financial adviser to the Fleetmatics Board to assist with assessing the strategic alternatives available to Fleetmatics, including the Initial Proposal.

On 6 June 2016, Fleetmatics and Morgan Stanley executed the engagement letter.

On 11 June 2016, the Fleetmatics Board held a meeting to further discuss Fleetmatics’ strategic alternatives and the Initial Proposal. In attendance at that meeting were representatives of Morgan Stanley, Goodwin and Maples and Calder. At this meeting, the Morgan Stanley representatives reviewed with the Fleetmatics Board Fleetmatics’ standalone plan and financial performance, including Fleetmatics’ then current internal summary management forecast for 2016-2020, with an extrapolation by Morgan Stanley at the direction, and with the approval, of Fleetmatics’ management for 2021-2025 based on Fleetmatics’ management’s assumed earnings and revenue growth rates (the management forecast for 2016-2025 is referred to as the “Projections”—(see “—Certain Financial Projections” below for further detail regarding the Projections)) and preliminary view on Fleetmatics’ valuation. In connection with its review of the standalone plan, the Fleetmatics Board discussed the business and financial prospects of Fleetmatics and the perceived risks associated with continuing its operations on a standalone basis, including the difficulty of achieving the growth and scale required to compete and accomplish its strategic objectives. The Fleetmatics Board also discussed Fleetmatics’ year-to-date operating and financial performance and risks to its business, including risks resulting from increased competition, Q2 2016 and fiscal year 2016 financial performance measured against guidance, continued weakness in oil and gas sector and related service industries, increased competition with selling to small to medium sized businesses leading to pricing pressure and longer sales cycles, longer new product launch cycles and complications and continued exposure to the customer decision-making process. Morgan Stanley also provided its perspectives on how Verizon was likely evaluating Fleetmatics from a financial point of view as well as a comparison of the Initial Proposal to comparable transactions. Following this discussion, the Fleetmatics Board affirmed its earlier assessment that the U.S.$53.00 per share price undervalued Fleetmatics’ business and authorised management, with the assistance of the Transaction Committee, to encourage Verizon to present a price at or above U.S.$60.00 per share.

At the 11 June 2016 board meeting, Goodwin and Maples and Calder again reviewed the Fleetmatics Board’s fiduciary duties in the context of evaluating the Initial Proposal. The Fleetmatics Board then discussed the advisability of approaching third parties other than Verizon and again considered the benefits and risks in doing so. With the assistance of Goodwin and Maples and Calder, the Fleetmatics Board again considered the fact that, under the Irish Takeover Rules, Fleetmatics generally would be required to make public disclosure of its consideration of a sale of Fleetmatics if there were leaks or unusual movements in Fleetmatics’ share price or if Fleetmatics were to receive an indication of a firm intention to make an offer (even if the Fleetmatics Board intended to reject (not recommend) that offer). The Fleetmatics Board discussed the fact that the potential for leaks would meaningfully increase if Fleetmatics were to broaden the process by contacting and potentially engaging with third parties other than Verizon. The Fleetmatics Board also noted that approval of the Panel would be required in order to enter into discussions regarding a potential transaction with more than one party, and that the Panel would be keenly focused on leaks thereafter. The Fleetmatics Board also expressed concern that Verizon might become aware of any approach to the Panel and withdraw its proposal. The Fleetmatics Board discussed and acknowledged the fact that Fleetmatics was not for sale and any such disclosure might be detrimental to Fleetmatics’ ability to remain independent and to conduct Fleetmatics’ business in the ordinary course, particularly if a potential transaction were to be announced and not ultimately be consummated. The Fleetmatics Board also considered the potential disruptions to Fleetmatics’ business of a protracted process, including distraction of management time and resources as well as the disclosure of competitively sensitive information that could meaningfully compromise its ability to differentiate its products and services from those of its competitors. Based on the benefits and risks discussed by the Fleetmatics Board, the Fleetmatics Board concluded that it would be prudent and in the best interests of Fleetmatics Shareholders to focus any discussions solely on Verizon at this time.

On 14 June 2016, representatives of Morgan Stanley reached out to representatives of Verizon, including Mr. Doherty. Morgan Stanley conveyed the Fleetmatics Board’s view that the Initial Proposal represented an inadequate valuation of Fleetmatics.

On 15 June 2016, Mr. Doherty reached out to representatives of Morgan Stanley to request a telephone call to discuss Verizon’s Initial Proposal. During a call later that day, Mr. Doherty communicated to representatives of Morgan Stanley an increased non-binding proposal from Verizon to acquire Fleetmatics for U.S.$58.00 per share in cash and requested an exclusive negotiation period for a 30-day period (referred to herein as the “June 15 Proposal”). Mr. Travers informed the Fleetmatics Board of the receipt of the June 15 Proposal and indicated that he would convene a meeting of the Transaction Committee and a meeting of the Fleetmatics Board to review the June 15 Proposal.

On 16 June 2016, representatives of Verizon delivered to representatives of Morgan Stanley a due diligence request list.

On 17 June 2016, the Transaction Committee met to review the June 15 Proposal. In attendance at that meeting were representatives of Morgan Stanley, Goodwin and Maples and Calder. To assist the Transaction Committee in evaluating the June 15 Proposal and request for exclusivity, the representatives of Morgan Stanley reviewed with the Transaction Committee perspectives on how Verizon was likely evaluating Fleetmatics from a financial point of view as well as a comparison of the June 15 Proposal to comparable transactions. Goodwin and Maples and Calder reviewed for the Transaction Committee the Fleetmatics Board’s fiduciary duties in the context of evaluating the June 15 Proposal and considering strategic alternatives. The Transaction Committee then considered the merits of seeking permission from the Panel to reach out to a limited number of third parties other than Verizon. The Transaction Committee again discussed the benefits and risks associated with contacting parties other than Verizon, again considered the risks discussed by the Fleetmatics Board at prior meetings and again concluded that the risks of conducting a broader process outweighed the benefits. Following this discussion, the Transaction Committee concluded that the June 15 Proposal continued to undervalue Fleetmatics. The Transaction Committee authorised Morgan Stanley to convey this conclusion to Verizon but to also indicate that Fleetmatics remained open to having an ongoing dialogue. In an effort to move Verizon’s proposed price higher than its current U.S.$58.00 per share price, the Transaction Committee further authorised Morgan Stanley to communicate to Verizon that Verizon would need to propose a price of at least U.S.$60.00 per share in order for the Fleetmatics Board to consider entering an exclusive negotiation period during which time Verizon could conduct additional diligence.

On 20 June 2016, representatives of Morgan Stanley reached out to Mr. Doherty to discuss the June 15 Proposal. During this conversation representatives of Morgan Stanley communicated the view of the Transaction Committee that the June 15 Proposal continued to represent an inadequate valuation of Fleetmatics. Representatives of Morgan Stanley also communicated that Verizon would need to propose a price of at least U.S.$60.00 per share in order for the Fleetmatics Board to consider entering an exclusive negotiation period during which time Verizon could conduct additional diligence, including an in-person management meeting to discuss valuation drivers and potential synergies between the two companies.

On 21 June 2016, Mr. Doherty reached out to Mr. Travers to discuss the response to the June 15 Proposal. During this conversation, Mr. Doherty further increased Verizon’s non-binding proposal from Verizon to acquire

Fleetmatics for U.S.$60.00 per share in cash and reiterated Verizon’s request for an exclusive negotiation period for a 30-day period (referred to herein as the “June 21 Proposal”). Mr. Travers informed the Fleetmatics Board of the receipt of the June 21 Proposal and indicated that he would convene a meeting of the Fleetmatics Board to review the June 21 Proposal.

On 22 June 2016, the Fleetmatics Board met to review the June 21 Proposal. In attendance at that meeting were representatives of Morgan Stanley, Goodwin and Maples and Calder. To assist the Fleetmatics Board in evaluating the June 21 Proposal and request for exclusivity, the representatives of Morgan Stanley reviewed with the Fleetmatics Board Morgan Stanley’s preliminary perspectives on Fleetmatics’ valuation, Morgan Stanley’s perspectives on how Verizon was likely evaluating Fleetmatics from a financial point of view as well as a comparison of the June 21 Proposal to comparable transactions. In connection with their review of Fleetmatics’ standalone plans, the Fleetmatics Board discussed the business and financial prospects of Fleetmatics and the perceived risks associated with continuing its operations on a standalone basis, including the growth and scale required to compete and accomplish Fleetmatics’ strategic objectives. Among other things, the Fleetmatics Board discussed its focus on near-term growth opportunities in existing geographies, continued international expansion in Europe and revenue growth initiatives through recent acquisitions. The Fleetmatics Board also discussed Fleetmatics’ year-to-date operating and financial performance and risks to Fleetmatics’ business, including risks resulting from increased competition, Q2 2016 and fiscal year 2016 financial performance measured against guidance, continued weakness in oil and gas sector and related service industries, increased competition with selling to small to medium sized businesses leading to pricing pressure and longer sales cycles, longer new product launch cycles and complications and continued exposure to the customer decision-making process. The Fleetmatics Board further noted that it had been four weeks since the receipt of the Initial Proposal and that the risk of leaks would continue during Verizon’s proposed exclusivity period of an additional 30 days. In view of the continuing leak risk and the considerations discussed by the Fleetmatics Board relating to Fleetmatics’ standalone plans and disruptions to those plans and to management resulting from a protracted process, the Fleetmatics Board believed that it was imperative that any transaction with Verizon be signed and publicly announced prior to the public disclosure of Fleetmatics’ second quarter financial results.

At the 22 June 2016 board meeting, Goodwin and Maples and Calder reviewed the Fleetmatics Board’s fiduciary duties in the context of evaluating the June 21 Proposal and considering strategic alternatives. The Fleetmatics Board again discussed the benefits and risks associated with contacting third parties other than Verizon and again considered the risks discussed by the Fleetmatics Board at prior meetings. The Fleetmatics Board also considered the fact that the typical deal protection provisions in an Irish public company sale transaction are significantly less burdensome than in a similar U.S. transaction and as such present a relatively low entry barrier to a third party that may be interested in acquiring Fleetmatics. The Fleetmatics Board also considered the risk that Verizon would withdraw the June 21 Proposal if Fleetmatics were to contact other parties and further noted that the typical exclusivity agreement for an Irish public company sale transaction would contain an ability to engage in discussions with a third party that makes an unsolicited proposal during the exclusivity period. Following this discussion, the Fleetmatics Board concluded that the risks of conducting a broader process outweighed the benefits and authorised management to enter into a limited exclusive negotiation period during which time Verizon could conduct additional diligence, with the length of which to be approved by the Transaction Committee.

Between 23 June 2016 and 27 June 2016, representatives of Verizon and representatives of Fleetmatics negotiated the terms of an exclusivity agreement.

On 27 June 2016, the Transaction Committee met to review the proposed terms of the exclusivity agreement. In attendance at that meeting were representatives of Morgan Stanley, Goodwin and Maples and Calder. Following a discussion of the potential parameters of the exclusivity terms, the Transaction Committee authorised management to enter into an exclusivity agreement which provided Verizon with a three week exclusive negotiation period, subject to a single, one week extension upon Verizon’s reconfirmation of the U.S.$60.00 per share price.

On 28 June 2016, Fleetmatics entered into an exclusivity agreement with Verizon pursuant to which it provided Verizon with a three week exclusive negotiation period, subject to a single, one week extension upon Verizon’s reconfirmation of the U.S.$60.00 per share price. The exclusivity agreement also included an ability under certain circumstances for Fleetmatics to provide confidential information and enter into discussions and negotiations with a third party that made an unsolicited proposal during the exclusivity period. Later that day, Cleary Gottlieb Steen & Hamilton LLP (referred to herein as “Cleary Gottlieb”), Verizon’s outside U.S. legal counsel, provided initial drafts of the Transaction Agreement, Expenses Reimbursement Agreement and the Conditions to Goodwin.

On 29 June 2016, Fleetmatics provided Verizon with access to an electronic data room for the purpose of permitting Verizon to conduct confirmatory due diligence on its business and operations.

Between 6 July 2016 and 29 July 2016, Verizon and its advisers conducted due diligence, including a series of telephonic meetings with Fleetmatics’ management on a number of issues, including, but not limited to, Fleetmatics’ financial condition, technology matters, tax matters, accounting matters, intellectual property matters and human resources matters. Members of Fleetmatics’ management also shared certain prospective financial information to Verizon during this period (see “—Certain Financial Projections—Other Information” below for further detail). Also during this period, Fleetmatics, with the assistance of Morgan Stanley, responded to requests by Verizon for additional information concerning Fleetmatics. In addition, Verizon and its advisers reviewed the information contained in Fleetmatics’ data room. During this time period, the parties negotiated the terms of the transaction documents, including the Rule 2.5 Announcement, and exchanged drafts between the parties.

On 8 July 2016, Fleetmatics’ management met in person with representatives of Verizon to discuss Fleetmatics’ business and operations. Representatives of Morgan Stanley, PricewaterhouseCoopers LLP, attending in their capacity as Verizon’s valuation consultants, PJT Partners LP (referred to herein as “PJT Partners”), Verizon’s financial adviser and Wells Fargo Securities (referred to herein as “Wells Fargo”), Verizon’s financial adviser were also in attendance.

On 11 July 2016, the Transaction Committee met to review the current status of Verizon’s diligence review and the proposed comments on the Transaction Agreement, Expenses Reimbursement Agreement and the Conditions. In attendance at that meeting were representatives of Morgan Stanley, Goodwin and Maples and Calder. The Fleetmatics management team and representatives of Morgan Stanley reviewed the status of Verizon’s diligence, including the in-person meeting on 8 July 2016 and conducted a discussion of the preliminary Q2 financial results. Goodwin and Maples and Calder reviewed the key provisions of the Transaction Agreement, Expenses Reimbursement Agreement and the Conditions, including structure and timing considerations, offer conditions, required regulatory approvals, equity acceleration, non-solicitation provisions that would permit Fleetmatics to negotiate and accept an unsolicited superior proposal, subject to compliance with the Transaction Agreement and Verizon’s matching rights, termination provisions, the 1% termination fee included in the Expenses Reimbursement Agreement, and circumstances under which the termination fee would be payable. The Transaction Committee asked questions and discussed the agreement provisions and related documentation.

On 12 July 2016, Goodwin and Maples and Calder sent revised drafts of the Transaction Agreement, Expenses Reimbursement Agreement and the Conditions to Cleary Gottlieb.

On 15 July 2016, representatives of Verizon contacted representatives of Morgan Stanley to discuss the status of Verizon’s diligence to date. During this call, a representative of Verizon requested a two week extension of the exclusivity period rather than the one week extension provided in the exclusivity agreement upon reconfirmation of the U.S.$60.00 per share price.

On 15 July 2016, Fleetmatics received an inquiry from a third party (referred to herein as “Company X”) to discuss Company X’s existing commercial arrangements with Fleetmatics and to explore Fleetmatics’

willingness to discuss a broader strategic relationship that could involve the acquisition of Fleetmatics. This inquiry was general in nature and did not propose a structure or price or any other specific terms and, as such, Fleetmatics was not permitted to engage in discussions with, or provide confidential information to, Company X under the terms of the exclusivity agreement with Verizon. Between 15 July 2016 and 17 July 2016, management consulted with Morgan Stanley, Goodwin and Maples and Calder regarding potential responses to the inquiry from Company X. After considering a number of factors, including Company X’s ability to move expeditiously to execute an agreement at or above U.S.$60.00 per share prior to the expiration of the exclusivity period with Verizon or the announcement of Fleetmatics’ Q2 2016 results, the significant increase in leak risk associated with entering into discussions with another party, the increased distraction to management associated with engaging with another party, the increased risks associated with sharing proprietary information with another party, the risk that Verizon might view any such engagement with Company X as a breach of the exclusivity agreement, the risk that Verizon might withdraw the June 21 Proposal or from negotiations altogether, as well as the other factors previously discussed by the Fleetmatics Board that, in the Fleetmatics Board’s judgment would provide any third party, including Company X, with a meaningful opportunity to present a transaction superior to the June 21 Proposal following the entry into a definitive transaction agreement with Verizon, management responded to Company X on 18 July 2016 that it could not assemble senior members of management to meet to discuss a potential acquisition until the second week of August.

On 18 July 2016, representatives of Verizon verbally reconfirmed the U.S.$60.00 per share price to representatives of Morgan Stanley.

On 19 July 2016, the Transaction Committee met to discuss the current status of Verizon’s diligence review and Verizon’s request for a two week exclusivity period extension through 2 August 2016. In attendance at that meeting were representatives of Morgan Stanley, Goodwin and Maples and Calder. Fleetmatics’ management team and representatives of Morgan Stanley reviewed the status of Verizon’s diligence and Verizon’s exclusivity period extension request. Fleetmatics’ management team also updated the Transaction Committee on the inquiry from Company X, the management team’s response to Company X and the management team’s discussions with Morgan Stanley, Goodwin and Maples and Calder prior to responding to Company X. At this meeting, Goodwin and Maples and Calder reviewed the Fleetmatics Board’s fiduciary duties in the context of determining an appropriate response to Company X, noting that Company X’s inquiry was general in nature and did not propose a structure or price or any other specific terms and, as such, Fleetmatics was not permitted to engage in discussions with, or provide confidential information to, Company X under the terms of the exclusivity agreement with Verizon. The Transaction Committee considered a number of factors, including Company X’s ability to move expeditiously to execute an agreement at or above U.S.$60.00 per share prior to the expiration of the exclusivity period with Verizon or the announcement of Fleetmatics’ Q2 2016 results, the significant increase in leak risk associated with entering into discussions with another party, the increased distraction to management associated with engaging with another party, the increased risks associated with sharing proprietary information with another party and the risk of a transaction falling through with Company X and Verizon, the risk that Verizon might view any such engagement with Company X as a breach of the exclusivity agreement, the risk that Verizon might withdraw the June 21 Proposal or from negotiations altogether, as well as the other factors previously discussed by the Fleetmatics Board that, in the board’s judgment would provide any third party, including Company X, with a meaningful opportunity to present a transaction superior to the June 21 Proposal following the entry into a definitive transaction agreement with Verizon. After discussing the response to Company X and whether or not the management team should send a revised communication to Company X, the Transaction Committee determined that, even if it could have engaged with Company X without breaching the terms of the exclusivity agreement, it was in the best interest of the Fleetmatics’ shareholders not to send any additional communication to Company X. At the conclusion of this meeting, the Transaction Committee authorised management to enter into an exclusivity agreement extension that provided Verizon with an exclusive negotiation period through 29 July 2016 upon Verizon’s written reconfirmation of the U.S.$60.00 per share price.

On 19 July 2016, Verizon and Fleetmatics executed an exclusivity agreement extension which provided Verizon with an exclusive negotiation period through 29 July 2016 and included Verizon’s written reconfirmation of the

U.S.$60.00 per share price. Later that day, Cleary Gottlieb sent revised drafts of the Transaction Agreement, Expenses Reimbursement Agreement and the Conditions to Goodwin and Maples and Calder.

Between 20 July 2016 and 30 July 2016, representatives of Verizon, PJT Partners, Wells Fargo and Morgan Stanley had a series of discussions regarding open items in the Transaction Agreement, including the treatment of equity awards and various covenants.

On 21 July 2016, Goodwin and Maples and Calder sent a revised draft of the Expenses Reimbursement Agreement to Cleary Gottlieb.

On 22 July 2016, the Fleetmatics Board had a meeting to discuss the status of negotiations with Verizon and the status of the open due diligence issues. In attendance at that meeting were representatives of Morgan Stanley, Goodwin and Maples and Calder. Fleetmatics’ management team and representatives of Morgan Stanley reviewed the status of Verizon’s diligence. The management team also updated the Fleetmatics Board on Verizon’s reaffirmation of price, the extension of exclusivity through 29 July 2016, and the inquiry from, and response to, Company X. Fleetmatics’ management team summarised for the Fleetmatics Board the decision making process that led to the response. Goodwin and Maples and Calder reviewed for the Fleetmatics Board the updated terms of the transaction documents, indicated the remaining unresolved issues and informed the Fleetmatics Board as to the parties’ respective positions with respect to those issues. The Fleetmatics Directors commented and raised a number of issues, which were addressed by Morgan Stanley, Goodwin and Maples and Calder. At the conclusion of the meeting, the Fleetmatics Board directed management, Morgan Stanley, Goodwin and Maples and Calder to continue negotiations with Verizon.

On 22 July 2016, Goodwin sent revised drafts of the Transaction Agreement and the Conditions to Cleary Gottlieb.

Between 25 July 2016, and 30 July 2016, representatives from Goodwin, Maples and Calder, Cleary Gottlieb, A&L Goodbody, Verizon’s Irish legal adviser, Macfarlanes LLP, Verizon’s UK legal adviser, Morgan Stanley, PJT Partners and Wells Fargo engaged in a series of negotiations to finalise the Transaction Agreement, Expenses Reimbursement Agreement, the Rule 2.5 Announcement and the Conditions.

Between 25 July 2016 and 28 July 2016, Morgan Stanley, PJT Partners, Wells Fargo, Maples and Calder and A&L Goodbody engaged in several communications with the Panel regarding various issues related to the Acquisition and the Irish Takeover Rules. On 26 July 2016, Maples and Calder submitted the draft Expenses Reimbursement Agreement to the Panel for review and approval. On 28 July 2016, the Panel informed Maples and Calder that it had approved the draft Expenses Reimbursement Agreement, which approval the Panel confirmed in writing on 2 August 2016.

On 27 July 2016, the Fleetmatics Board had a meeting to discuss the status of negotiations with Verizon and receive Morgan Stanley’s preliminary financial analysis of the proposed terms of the transaction. In attendance at that meeting were representatives of Morgan Stanley, Goodwin and Maples and Calder. At this meeting, management, together with Morgan Stanley, Goodwin and Maples and Calder, updated the Fleetmatics Board on all of the material terms of the transaction and the resolution of all significant issues. Morgan Stanley made a presentation to the Fleetmatics Board regarding the preliminary financial analysis of the proposed terms of the transaction. The Fleetmatics Board reviewed potential conflicts of interest between Morgan Stanley and Verizon, and no material conflicts of interest were raised.

On 29 July 2016, the Fleetmatics Board had a meeting to consider approving the proposed transaction with Verizon as well as the related transaction documents. In attendance at that meeting were representatives of Morgan Stanley, Goodwin and Maples and Calder. At this meeting, Fleetmatics’ management, together with Morgan Stanley, Goodwin and Maples and Calder, updated the Fleetmatics Board on all of the material terms of the transaction and the resolution of all significant issues. Morgan Stanley made a presentation to the Fleetmatics

Board regarding the financial analysis of the proposed terms of the transaction. At the conclusion of Morgan Stanley’s presentation, Morgan Stanley delivered an oral opinion to the Fleetmatics Board that, as of 29 July 2016, and based on and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of review undertaken by Morgan Stanley that would be set forth in its written opinion, as of the date of such opinion, the Consideration to be received by Fleetmatics Shareholders pursuant to the Transaction Agreement was fair and reasonable from a financial point of view to such Fleetmatics Shareholders, which opinion was later confirmed in writing. The Fleetmatics Board then continued to discuss the terms of the proposed transaction and a variety of considerations concerning the transaction that the Fleetmatics Board deemed relevant. Based on these deliberations, by the unanimous vote of all of the Fleetmatics Directors, the Fleetmatics Board determined that the terms of the Acquisition were fair and reasonable and that it was advisable to consummate the Acquisition as described in the Transaction Agreement, the Expenses Reimbursement Agreement, the Rule 2.5 Announcement and related documents.

Following this meeting, on 30 July 2016, the parties executed the Transaction Agreement and the Expenses Reimbursement Agreement and, on 1 August 2016, issued both the Rule 2.5 Announcement and a joint press release announcing the Acquisition before the opening of the markets.

Reasons for the Acquisition

In reaching its determination, the Fleetmatics Board consulted with management, Morgan Stanley and its outside legal advisers, drew on its knowledge of the business, operations, properties, assets, financial condition, operating results, historical market prices and prospects of Fleetmatics and considered the following factors in favour of the Acquisition:

•	the value of the Consideration to be received by Fleetmatics Shareholders under the terms of the Acquisition and the fact that Fleetmatics Shareholders will receive the Consideration in cash, which provides certainty of value to Fleetmatics Shareholders compared to a transaction in which they would receive stock or other non-cash consideration;

•	the Consideration of U.S.$60.00 per Fleetmatics Share represents a 40% premium over Fleetmatics’ closing share price of U.S.$42.96 on 29 July 2016 (being the last practicable date prior to the publication of the Rule 2.5 Announcement), a 40% premium over Fleetmatics’ volume weighted average share price of U.S.$43.01 over the past 30 trading day period ending 29 July 2016, and a 49% premium over Fleetmatics’ volume weighted average share price of U.S.$40.19 over the past 90 trading day period ending 29 July 2016;

•	the presentation of Morgan Stanley (including the assumptions and methodologies underlying the analyses in connection therewith) and the opinion of Morgan Stanley to the Fleetmatics Board dated 29 July 2016, that, as of such date and based on and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in its written opinion, the Consideration to be received by Fleetmatics Shareholders pursuant to the Transaction Agreement was fair and reasonable from a financial point of view to such Fleetmatics Shareholders;

•	the then current financial market conditions, and historical market prices, volatility and trading information with respect to Fleetmatics Shares, including the possibility that, if Fleetmatics remained as an independent publicly-owned company, in the event of a decline in the market price of Fleetmatics Shares or the stock market in general, the price that might be received by holders of Fleetmatics Shares in the open market or in a future transaction might be less than the Consideration;

•	historical and current information concerning Fleetmatics’ business, financial performance and condition, operations, technology, management and competitive position, and current industry, economic and market conditions, including Fleetmatics’ prospects, if Fleetmatics were to remain an independent company;

•

the financial projections prepared by Fleetmatics’ management as part of the normal annual budgeting and planning process. The Fleetmatics Board considered the fact that the financial projections relied on the ability of Fleetmatics to implement successfully its growth strategy and the risk that if Fleetmatics did not implement successfully its growth strategy then the results contemplated by the financial projections might not materialize; and

•	Verizon’s financial capability to consummate the Acquisition.

In the course of its deliberations, the Fleetmatics Board also considered a variety of risks and other countervailing factors, including:

•	the risks and costs to Fleetmatics if the Acquisition does not close, including:

•	the diversion of management and employee attention, potential employee attrition and the effect on customers and business relationships; and

•	the market price of Fleetmatics Shares, as the market price could be affected by many factors, including: (1) the reason or reasons for which the Acquisition was terminated and whether such termination resulted from factors adversely affecting Fleetmatics; (2) Fleetmatics’ then current operating and financial results, which could be variable; (3) the possibility that, as a result of the termination of the Acquisition, the marketplace would consider Fleetmatics to be an unattractive acquisition candidate; and (4) the possible sale of Fleetmatics Shares by short-term investors (such as arbitrageurs) following an announcement of termination of the Acquisition;

•	the fact that Fleetmatics will cease to be a publicly-owned corporation and current Fleetmatics Shareholders will no longer participate in any of its potential future growth;

•	the fact that the Consideration would potentially be taxable to Fleetmatics Shareholders; and

•	the customary restrictions on the conduct of Fleetmatics’ business prior to the consummation of the Acquisition.

The foregoing summary of the factors considered by the Fleetmatics Board is not intended to be exhaustive, but does set forth the principal factors considered by the Fleetmatics Board. The Fleetmatics Board collectively reached the unanimous conclusion to recommend the Acquisition in light of the various factors described above and other factors that each member of the Fleetmatics Board felt was appropriate. In view of the wide variety of factors considered by the Fleetmatics Board in connection with its evaluation of the Acquisition and the complexity of these matters, the Fleetmatics Board did not consider it practical and did not attempt to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. Rather, the Fleetmatics Board makes its recommendation based on the totality of information presented to and the investigation conducted by it, with the assistance of its advisers. In considering the factors discussed above, individual Fleetmatics Directors may have given different weights to different factors.

As a result, the Fleetmatics Board considers the terms of the Acquisition to be fair and reasonable and unanimously recommends that Fleetmatics Shareholders vote in favour of the Acquisition and the Scheme.

5.	Effects of the Acquisition

Upon the Scheme becoming effective, each Fleetmatics Director will resign from the Fleetmatics Board if requested by Verizon. One or more persons affiliated with Verizon may be appointed to the Fleetmatics Board.

The Fleetmatics Group is party to indemnification agreements with each of the Fleetmatics Directors that require Fleetmatics to, among other things, indemnify the Fleetmatics Directors against certain liabilities that may arise by reason of their status of service as Fleetmatics Directors. In addition, pursuant to the terms of the Transaction Agreement, the Fleetmatics Directors will be entitled to certain ongoing indemnification and coverage under directors’ and officers’ liability insurance policies from Fleetmatics or Verizon.

Further information explaining the effect of the Acquisition on the interests of the Fleetmatics Directors and executive officers is set out in paragraph 7 of Part 3 (Information Required under Section 452 of the Act) of this document.

Upon the Scheme becoming effective, Verizon has agreed to cause Fleetmatics and its subsidiaries to honour, in accordance with its terms, each compensation, employment, severance, change-of-control and similar agreement to which Fleetmatics or a subsidiary is a party and that has been disclosed to Verizon pursuant to the Transaction Agreement, provided that such obligation is subject to any right of Verizon to amend or terminate any such agreement in accordance with its terms. For a period of one year following the Effective Time, Verizon will provide or cause to be provided to each continuing Fleetmatics employee (each, a “Fleetmatics Employee”):

•	a base salary or wage rate, as applicable, that is no less favourable to such Fleetmatics Employee than the base salary or wage rate provided to such Fleetmatics Employee as of immediately prior to the Effective Time; and

•	benefits (excluding, for the avoidance of doubt, equity and equity-based compensation) that are substantially comparable, in the aggregate, either (1) to those generally made available to similarly situated Verizon employees under Verizon’s compensation and benefit plans and programs, (2) to those provided to such Fleetmatics Employees as a group immediately prior to the Effective Time or (3) any combination of (1) and (2) as determined by Verizon.

For the 2016 fiscal year of Fleetmatics, Verizon will continue, or cause to be continued, the same cash bonus opportunity (performance metrics and target bonus as a percentage of base compensation) as was provided to the applicable Fleetmatics Employees immediately prior to the Effective Time.

The Fleetmatics Board understands that, at this point in time, Verizon has not yet developed its plans regarding the potential impact of the Acquisition on Fleetmatics’ operations, including its employees, locations of business or redeployment of fixed assets. The Fleetmatics Board understands that any such strategic plans will be finalised once the Acquisition has been completed and Verizon has obtained a greater insight into the day-to-day running of the Fleetmatics Group, but welcomes the commitments given by Verizon in the Transaction Agreement and as set out above. Further details of Verizon’s intentions for the management, employees and locations of Fleetmatics are set out in paragraph 5 of Part 2 (Letter from Bidco) of this document.

6.	Expenses Reimbursement Agreement

The following summary of the Expenses Reimbursement Agreement is qualified by reference to the complete text of the Expenses Reimbursement Agreement, which is attached to this document as Annex B.

In connection with the Acquisition, Fleetmatics and Verizon entered into an Expenses Reimbursement Agreement dated 30 July 2016, the terms of which have been approved by the Panel. Under the Expenses Reimbursement Agreement, Fleetmatics has agreed to pay to Verizon in certain circumstances an amount equal to all documented, specific and quantifiable third party costs and expenses incurred by Verizon, or on its behalf, for the purposes of, in preparation for, or in connection with the Acquisition, including but not limited to, exploratory work carried out in contemplation of and in connection with the Acquisition, legal, financial and commercial due diligence, arranging financing and engaging advisers to assist in the process. The gross amount payable to Verizon pursuant to the Expenses Reimbursement Agreement will not, in any event, exceed such sum as is equal to 1% of the total value of the issued share capital of Fleetmatics that is the subject of the Acquisition (excluding, for the avoidance of doubt, any treasury shares and any interest in such share capital of Fleetmatics held by Verizon or any Concert Parties of Verizon) as ascribed by the terms of the Acquisition. The amount payable by Fleetmatics to Verizon under such provisions of the Expenses Reimbursement Agreement will exclude any amounts in respect of VAT incurred by Verizon attributable to such third party costs other than irrecoverable VAT incurred by Verizon. The circumstances in which such payment will be made are:

•	the Transaction Agreement is terminated (in accordance with clause 9.1(a) of the Transaction Agreement):

•	for the reason that the Court Meeting or the EGM shall have been completed and the Court Meeting Resolution or the EGM Resolutions, as applicable, shall not have been approved by the requisite votes, if the Fleetmatics Board or any committee thereof has:

•	withdrawn or failed to make when required pursuant to the Transaction Agreement (or qualified or modified in any manner adverse to Verizon), or proposed publicly to withdraw or fail to make when required pursuant to the Transaction Agreement (or qualify or modify in any manner adverse to Verizon), the Scheme recommendation or Takeover Offer recommendation; or

•	approved, recommended or declared advisable, or proposed publicly to approve, recommend or declare advisable, any Fleetmatics Alternative Proposal; or

•	otherwise taken any action that is or is deemed to be a “Fleetmatics Change of Recommendation”; or

•	by Fleetmatics, at any time prior to obtaining Fleetmatics Shareholder approval, in order to enter into a definitive written agreement to implement a Fleetmatics Superior Proposal; or

•	all of the following occur:

•	prior to the Court Meeting, a Fleetmatics Alternative Proposal is publicly disclosed or any person shall have publicly announced an intention (whether or not conditional) to make a Fleetmatics Alternative Proposal and, in each case, such disclosure or announcement is not publicly and irrevocably withdrawn without qualification at least three business days before the date of the Court Meeting (it being understood that, for purposes of this paragraph and the paragraph below, references to “20%” and “80%” in the definition of Fleetmatics Alternative Proposal shall be deemed to refer to “50%”); and

•	the Transaction Agreement is terminated by either Fleetmatics or Verizon for the reason that the Court Meeting or the EGM shall have been completed and the Court Meeting Resolution or the EGM Resolutions, as applicable, shall not have been approved by the requisite votes; and

•	a Fleetmatics Alternative Proposal is consummated within 12 months after such termination, or a definitive agreement providing for a Fleetmatics Alternative Proposal is entered into within 12 months after such termination and such Fleetmatics Alternative Proposal is consummated pursuant to that definitive agreement (regardless of whether such Fleetmatics Alternative Proposal is the same Fleetmatics Alternative Proposal referred to in paragraph above); or

•	all of the following occur:

•	prior to the Court Meeting, a Fleetmatics Alternative Proposal is publicly disclosed or any person shall have publicly announced an intention (whether or not conditional) to make a Fleetmatics Alternative Proposal and, in each case, such disclosure or announcement is not publicly and irrevocably withdrawn without qualification at the time the Transaction Agreement is terminated under the circumstances specified in paragraph below; and

•	the Transaction Agreement is terminated by Verizon for the reason that either:

•	Fleetmatics shall have breached or failed to perform in any material respect any of its covenants or obligations contained in the Transaction Agreement or any of its representations and warranties set forth in the Transaction Agreement are inaccurate, which breach or failure to perform or inaccuracy (A) would (1) result in a failure of any of the conditions to the Acquisition and the Scheme or of the other conditions to Verizon’s obligations to effect the Acquisition or (2) give rise to a termination right under clause 9.1(a)(ix) of the Transaction Agreement if it were to exist during the pre-sanction period and (B) is not reasonably capable of being cured by the End Date or, if curable, Verizon shall have given Fleetmatics written notice, delivered at least 30 days prior to such termination, stating Verizon’s intention to terminate the Transaction Agreement for such reason and the basis for such termination and such breach or failure to perform shall not have been cured within 30 days following the delivery of such written notice; or

•	Fleetmatics shall have breached or failed to perform any of its covenants or obligations contained in the Transaction Agreement or any of its representations and warranties set forth in the Transaction Agreement are inaccurate, which breach or failure to perform or inaccuracy gave rise to a termination right under clause 9.1(a)(ix) of the Transaction Agreement during the pre-sanction period; and

•	a Fleetmatics Alternative Proposal is consummated within 12 months after such termination, or a definitive agreement providing for a Fleetmatics Alternative Proposal is entered into within 12 months after such termination and such Fleetmatics Alternative Proposal is consummated pursuant to that definitive agreement (regardless of whether such Fleetmatics Alternative Proposal is the same Fleetmatics Alternative Proposal referred to in paragraph above).

Morgan Stanley and the Fleetmatics Board have each confirmed in writing to the Panel that, in the opinion of Morgan Stanley and the Fleetmatics Board (respectively), in the context of the Note to Rule 21.2 of the Irish Takeover Rules and the Acquisition, the Expenses Reimbursement Agreement is in the best interests of the Fleetmatics Shareholders.

7.	Transaction Agreement

The following summary of the Transaction Agreement is qualified by reference to the complete text of the Transaction Agreement, which is attached to this document as Annex A.

7.1	General

In connection with the Scheme, Fleetmatics, Bidco and Verizon entered into a Transaction Agreement on 30 July 2016, which governs their relationship during the period until the Scheme becomes effective, lapses or is withdrawn and which contains certain assurances in relation to the implementation of the Scheme and the conduct of Fleetmatics’ business up to the Effective Date.

Under the terms of the Transaction Agreement, the parties agree:

(a)	to take such steps as are necessary or required and within their respective powers, and provide each other with such other assistance as may reasonably be required, to implement the Acquisition and the Scheme;

(b)	to assist each other as required for the purposes of preparing documents for the Acquisition and the Scheme; and

(c)	to use their reasonable best efforts to achieve satisfaction of the conditions to the Scheme as promptly as practicable following the publication of this document.

7.2	Conduct of Business

Under the Transaction Agreement, Fleetmatics has agreed that, from the date of the Transaction Agreement through the Effective Time or the date, if any, on which the Transaction Agreement is terminated, as discussed in paragraph 7.4 of this Part 1 (Letter of Recommendation from the Fleetmatics Board) of this document, Fleetmatics and its subsidiaries will conduct their business in the ordinary course consistent with past practice. Furthermore, Fleetmatics and its subsidiaries have agreed not to take any of the following actions (except as may be required by law, or as expressly contemplated or permitted by the Transaction Agreement, or to the extent Verizon consents in writing):

(a)	authorise or pay any dividends on or make any distribution with respect to the outstanding shares in its capital (whether in cash, assets, shares or other securities of Fleetmatics or its subsidiaries), except dividends and distributions paid or made by wholly-owned subsidiaries to Fleetmatics or another wholly-owned subsidiary in the ordinary course consistent with past practice;

(b)	split, combine or reclassify any of its shares of capital in issue, or issue or authorise the issuance of any other securities in respect of, in lieu of or in substitution for, shares in its capital;

(c)	(A) grant any Fleetmatics Options, Fleetmatics Share Awards or any other equity or equity-based awards, (B) grant or announce any increase in the compensation or other benefits payable or provided to Fleetmatics’ current or former directors, officers, consultants or employees, except in the case of employees (other than any employee with a title of vice president or above) (1) in connection with performance-related compensation increases in the ordinary course of business and consistent with past practice not to exceed U.S.$15,000 and (2) in connection with changes to such employee’s position, title, responsibilities or promotion in the ordinary course of business and consistent with past practice not to exceed U.S.$15,000, with the total amount of all increases made pursuant to (B)(1) and (B)(2) not to exceed U.S.$500,000 in the aggregate per calendar quarter, (C) enter into any new, or amend in any material respect, any employment, indemnification, change of control, severance, retention or similar agreement or arrangement with any director, officer, consultant or employee, (D) terminate the employment of any officers with a title of vice president or above (other than for cause) or hire any employee with a title of vice president or above or an aggregate annual base salary and target bonus opportunity of at least U.S.$250,000, (E) amend any performance targets with respect to any outstanding bonus, incentive, equity or equity-based awards, (F) amend the funding obligation or contribution rate of any Fleetmatics Benefit Plan or change any underlying assumptions to calculate benefits payable under any Fleetmatics Benefit Plan, or (G) establish, adopt, enter into, amend or terminate a Fleetmatics Benefit Plan or any other plan, trust, fund, policy or arrangement for the benefit of any current or former directors, officers or employees or any of their beneficiaries, except, in the case of each of sub-clauses (A) through (G) of this paragraph (c) as required by existing written agreements or Fleetmatics Benefit Plans in effect as of the date of the Transaction Agreement and disclosed to Verizon or as otherwise required by applicable law;

(d)	make any change in financial accounting policies or procedures or any of its methods of reporting income, deductions or other material items for financial accounting purposes, except as required by U.S. GAAP, applicable law or SEC policy;

(e)	authorise or announce an intention to authorise, or enter into agreements with respect to, any acquisitions of an equity interest in or a substantial portion of the assets of any person or any business or division thereof, or any mergers, consolidations or business combinations, except pursuant to the matters set forth in the Fleetmatics Disclosure Schedule;

(f)	amend the Fleetmatics memorandum and articles of association, or permit any of its subsidiaries to adopt any amendments to its organisational documents except pursuant to the EGM Resolutions;

(g)	issue, deliver, grant, sell, pledge, dispose of or encumber, or authorise the issuance, delivery, grant, sale, pledge, disposition or encumbrance of, any shares in its capital, voting securities or other equity interest in Fleetmatics or any subsidiaries or any securities convertible into or exchangeable for any such shares, voting securities or equity interest, or any rights, warrants or options to acquire any such shares in its capital, voting securities or equity interest or any “phantom” stock, “phantom” stock rights, stock appreciation rights or stock based performance units or take any action to cause to be exercisable any otherwise unexercisable Fleetmatics Option under any existing Fleetmatics Share Plan (except as otherwise required by the express terms of any options outstanding on the date of the Transaction Agreement), other than (A) issuances of Fleetmatics Shares upon the due exercise of Fleetmatics Options or the settlement of Fleetmatics Share Awards upon the vesting, in each case in respect of Fleetmatics Options and Fleetmatics Share Awards outstanding on the date of the Transaction Agreement, (B) withholding of Fleetmatics Shares to satisfy tax obligations pertaining to the exercise of Fleetmatics Options or the vesting or settlement of Fleetmatics Share Awards or to satisfy the exercise price with respect to Fleetmatics Options or to effectuate an optionee direction upon exercise and in accordance with the terms of the Fleetmatics Share Plans and (C) subject to certain conditions, issuances or distributions of Fleetmatics Shares pursuant to the Fleetmatics ESPP;

(h)	directly or indirectly, purchase, redeem or otherwise acquire any shares in its capital or any rights, warrants or options to acquire any such shares in its capital, except for acquisitions of Fleetmatics Shares tendered by holders of Fleetmatics Options and Fleetmatics Share Awards in order to satisfy obligations to pay the exercise price and/or tax withholding obligations with respect thereto in accordance with the terms of the Fleetmatics Share Plans;

(i)	redeem, repurchase, prepay (other than prepayments of revolving loans), defease, incur, assume, endorse, guarantee or otherwise become liable for or modify in any material respects the terms of any indebtedness for borrowed money or issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities (directly, contingently or otherwise), except for (A) any indebtedness for borrowed money among Fleetmatics and its wholly-owned subsidiaries or among Fleetmatics’ wholly-owned subsidiaries (unless such transaction would be reasonably expected to have adverse tax consequences with respect to the transactions contemplated by the Transaction Agreement or otherwise have effects upon the Fleetmatics Group that are material and adverse), (B) issuances of guarantees by Fleetmatics of indebtedness for borrowed money of subsidiaries of Fleetmatics or issuances of guarantees by Fleetmatics’ subsidiaries of indebtedness for borrowed money of Fleetmatics or any subsidiary of Fleetmatics, which indebtedness is incurred in compliance with this clause, (C) incurrence of indebtedness for borrowed money not to exceed U.S.$30 million in the aggregate incurred pursuant to agreements entered into by Fleetmatics or its subsidiaries in effect prior to the execution of the Transaction Agreement and set forth in the Fleetmatics Disclosure Schedule and (D) transactions at the stated maturity of such indebtedness and required amortisation or mandatory prepayments; provided that nothing contained herein will prohibit Fleetmatics and its subsidiaries from making guarantees or obtaining letters of credit or surety bonds for the benefit of commercial counterparties in the ordinary course of business consistent with past practice;

(j)	make any loans to any other person, except for loans among Fleetmatics and its wholly-owned subsidiaries or among Fleetmatics’ wholly-owned subsidiaries (provided that (x) subject to the provisions of the existing indebtedness of Fleetmatics and its subsidiaries as may be amended, Fleetmatics and its subsidiaries will not make any such loan if it would be reasonably expected to have adverse tax consequences with respect to the transactions contemplated by the Transaction Agreement or otherwise have effects upon the Fleetmatics Group that are material and adverse and, (y) in any event, Fleetmatics will not structure any such loan in a manner that would be reasonably expected to have adverse tax consequences with respect to the transactions contemplated by the Transaction Agreement or otherwise have effects upon the Fleetmatics Group that are material and adverse);

(k)	sell, lease, licence, transfer, exchange, swap, let lapse or otherwise dispose of, or subject to any lien (other than certain permitted liens), any of its material tangible properties or assets (including shares in the capital of its or their subsidiaries), except (A) pursuant to existing agreements in effect prior to the execution of the Transaction Agreement and set forth in the Fleetmatics Disclosure Schedule, (B) in the case of liens, as required in connection with any indebtedness permitted to be incurred pursuant to sub-clause (ix) hereof, (C) sales of inventory in the ordinary course of business, and (D) for transactions among Fleetmatics and its wholly-owned subsidiaries or among Fleetmatics’ wholly-owned subsidiaries (provided that (x) subject to the provisions of the existing indebtedness of Fleetmatics and its subsidiaries as such provisions may be amended from time to time, Fleetmatics and its subsidiaries will not engage in any such transaction if it would be reasonably expected to have adverse tax consequences with respect to the transactions contemplated by the Transaction Agreement or otherwise have effects upon the Fleetmatics Group that are material and adverse and, (y) in any event, Fleetmatics will not structure any such transaction in a manner that would be reasonably expected to have adverse tax consequences with respect to the transactions contemplated by the Transaction Agreement or otherwise have effects upon the Fleetmatics Group that are material and adverse);

(l)	(A) sell, assign, convey, transfer, exchange, swap or otherwise dispose of, or subject to any lien, any owned intellectual property, or (B) grant to any third party any licence or other rights with respect to any material owned intellectual property, except for non-exclusive licences of owned intellectual property granted to customers in the ordinary course of business consistent with past practice;

(m)	abandon, allow to lapse or fail to maintain any material owned intellectual property, except for such issuances, registrations or applications that Fleetmatics or any of its subsidiaries has permitted to expire or has cancelled or abandoned in its reasonable business judgment;

(n)	compromise or settle any material claim, litigation, investigation or proceeding, in each case made or pending by or against Fleetmatics or any of its subsidiaries (for the avoidance of doubt, including any compromise or settlement with respect to matters in which any of them is a plaintiff), or any of their officers and directors in their capacities as such, other than the compromise or settlement of claims, litigation, investigations or proceedings that: (x) is for an amount not to exceed, for any such compromise or settlement individually or in the aggregate, U.S.$3,000,000, (y) does not impose any injunctive relief on Fleetmatics and its subsidiaries or otherwise encumber or restrict their operations and (z) does not include any admission of guilt or wrongdoing by Fleetmatics, or otherwise as required by applicable law or any judgment by a court of competent jurisdiction;

(o)	make or change any material tax election, adopt or change any method of accounting for tax purposes, make any change in any annual accounting period, file any amended tax return, settle or compromise any audit or proceeding relating to a material amount of taxes, agree to an extension or waiver of the statute of limitations with respect to a material amount of taxes, enter into any closing agreement with respect to any tax or surrender any right to claim a material amount of tax refund;

(p)	make any new capital expenditure or expenditures, or commit to do so, in excess of the amounts set forth in the Fleetmatics Disclosure Schedule;

(q)	enter into any contract that would, if entered into prior to the date of the Transaction Agreement, be a Fleetmatics material contract, or materially modify, materially amend or terminate any Fleetmatics material contract or waive, release or assign any material rights or claims thereunder;

(r)	alter any intercompany arrangements or agreements or the ownership structure among Fleetmatics and its wholly-owned subsidiaries or among Fleetmatics’ wholly-owned subsidiaries if such alterations, individually or in the aggregate, would reasonably be expected to have tax consequences for Fleetmatics or any of its subsidiaries or otherwise have effects upon the Fleetmatics Group that are material and adverse; and

(s)	agree, in writing or otherwise, to take any of the foregoing actions.

The agreements related to the conduct of Fleetmatics’ business are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Transaction Agreement, including information contained in a Fleetmatics Disclosure Schedule provided by Fleetmatics to Verizon in connection with the signing of the Transaction Agreement. The Fleetmatics Disclosure Schedule contains information that modifies, qualifies and creates exceptions to the agreements relating to the conduct of Fleetmatics’ business set forth in the Transaction Agreement. The agreements relating to the conduct of Fleetmatics’ business contained in the Transaction Agreement are complicated and not easily summarised. You are urged to carefully read clause 5.1 of the Transaction Agreement, which is attached to this document as Annex A.

7.3	Representation and Warranties

The Transaction Agreement contains representations and warranties made by Fleetmatics to Verizon and Bidco and representations and warranties made by Verizon and Bidco to Fleetmatics. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Transaction Agreement, including information contained in a Fleetmatics Disclosure Schedule provided by Fleetmatics to Verizon in connection with the signing of the Transaction Agreement. The Fleetmatics Disclosure Schedule contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Transaction Agreement. Furthermore, some of those representations and warranties may not be accurate or complete as of any particular date because they are subject to a contractual standard of materiality different from that generally applicable to public disclosures to shareholders. Moreover, certain representations and warranties in the Transaction Agreement were used for the purpose of allocating risk between Fleetmatics and Verizon rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Transaction Agreement as characterisations of the actual state of facts about Fleetmatics or Verizon. This description of the representations and warranties is included to provide Fleetmatics Shareholders with additional information regarding the terms of the Transaction Agreement. It is not intended to provide any other factual information about Fleetmatics or Verizon.

In the Transaction Agreement, Fleetmatics has made representations and warranties to Verizon and Bidco with respect to, among other things:

•	the due organisation, valid existence, good standing and power of Fleetmatics;

•	its subsidiaries and their due incorporation or organisation, valid existence, good standing, power and authority;

•	its capitalisation, including in particular the number of outstanding shares, and the number of shares issuable upon the exercise of share options and other equity awards;

•	its reports and financial statements;

•	its internal controls and procedures;

•	the absence of undisclosed liabilities;

•	its compliance with laws;

•	its compliance with environmental laws and regulations;

•	its employee benefit plans;

•	the absence of certain changes or events;

•	the absence of certain investigations or litigation;

•	the accuracy of the information supplied by Fleetmatics for inclusion in this document and any other documents furnished to the High Court or the SEC;

•	tax matters;

•	labour matters;

•	its intellectual property;

•	its real property;

•	receipt of a fairness opinion of financial adviser;

•	required vote of shareholders;

•	its material contracts;

•	its government contracts;

•	matters related to its insurance;

•	the absence of undisclosed finders’ or brokers’ fees and expenses;

•	compliance with the U.S. Foreign Corrupt Practices Act and other anti-corruption laws;

•	compliance with takeover statutes; and

•	compliance with export control, import and sanction laws and regulations.

The representations and warranties included in the Transaction Agreement are complicated and not easily summarised. You are urged to carefully read clause 6 of the Transaction Agreement, which is attached to this document as Annex A.

7.4	Termination of the Transaction Agreement

The Transaction Agreement may be terminated at any time prior to the Effective Time by either Fleetmatics or Verizon,

•	if the Court Meeting or the EGM have been completed and the Court Meeting Resolution or the EGM Resolutions, as applicable, were not approved by the requisite majorities;

•	if the Effective Time has not occurred by 5.00 p.m., New York City time, on the End Date, provided that the right to terminate the Transaction Agreement pursuant to this paragraph will not be available to a party whose breach of any provision of the Transaction Agreement will have been the primary cause of the failure of the Effective Time to have occurred by such time;

•	if the High Court declines or refuses to sanction the Scheme, unless both parties agree in writing that the decision of the High Court will be appealed, in which case only following a final, non-appealable order;

•	if any law or injunction, restraint or prohibition will have been enacted entered permanently restraining, enjoining or otherwise prohibiting the consummation of the Acquisition and, in the case of an injunction, restraint or prohibition, such injunction, restraint or prohibition will have become final and non-appealable; provided that the right to terminate the Transaction Agreement pursuant to this paragraph will not be available to a party whose breach of any provision of the Transaction Agreement will have been the primary cause of such injunction;

•	if the other party breached or failed to perform in any material respect any of its covenants or other agreements contained in the Transaction Agreement or if any of its representations or warranties set forth in the Transaction Agreement are inaccurate, which breach, failure to perform or inaccuracy under certain circumstances and is not cured timely under the Transaction Agreement; or

•	by mutual written consent of Fleetmatics and Verizon.

In addition, the Transaction Agreement may be terminated at any time prior to the Effective Time by Verizon in the event that a Fleetmatics Change of Recommendation will have occurred prior to the EGM.

In addition, the Transaction Agreement may be terminated at any time prior to the Effective Time by Fleetmatics in connection with a Fleetmatics Superior Proposal.

7.5	Non-Solicitation

Subject to any actions which Fleetmatics is required to take so as to comply with the requirements of the Irish Takeover Rules, Fleetmatics agrees that neither it nor any of its subsidiaries will, and that it will use its reasonable best efforts to cause its and their respective representatives and any person acting in concert with Fleetmatics not to, directly or indirectly: (1) solicit, initiate or knowingly encourage any enquiry with respect to, or the making or submission of, any Fleetmatics Alternative Proposal, (2) participate in any discussions or negotiations regarding a Fleetmatics Alternative Proposal with, or furnish any nonpublic information regarding a Fleetmatics Alternative Proposal to, any person that has made or, to Fleetmatics’ knowledge, is considering making a Fleetmatics Alternative Proposal, except to notify such person as to the existence of the provisions of this paragraph, or (3) waive, terminate, modify or fail to use its reasonable best efforts to enforce any provision of any “standstill” or similar obligation of any person with respect to Fleetmatics or any of its subsidiaries. Fleetmatics has agreed to, and to cause its subsidiaries and its and their respective representatives to, immediately cease and cause to be terminated all existing discussions or negotiations with any person conducted prior to the date of the Transaction Agreement with respect to any Fleetmatics Alternative Proposal, or any enquiry or proposal that may reasonably be expected to result in a Fleetmatics Alternative Proposal, request the prompt return or destruction of all confidential information previously furnished in connection therewith and immediately terminate all physical and electronic dataroom access previously granted to any such person or its representatives.

Notwithstanding the limitations set forth above, if Fleetmatics receives a bona fide written Fleetmatics Alternative Proposal or enquiry or proposal from a person who is intending on making a Fleetmatics Alternative Proposal and the Fleetmatics Board determines in good faith (after consultation with Fleetmatics’ financial adviser and outside legal adviser) that (1) such Fleetmatics Alternative Proposal, enquiry or proposal either constitutes a Fleetmatics Superior Proposal or could reasonably be expected to result in a Fleetmatics Superior Proposal and (2) the failure to take the actions described in clauses (x) and (y) below would be inconsistent with the directors’ fiduciary duties under applicable law, and which Fleetmatics Alternative Proposal, enquiry or proposal was made after the date of the Transaction Agreement and did not otherwise result from a breach of this paragraph, Fleetmatics may take any or all of the following actions: (x) furnish nonpublic information to the third party (and any persons acting in concert with such third party and to their respective potential financing sources and representatives) making or intending to make such Fleetmatics Alternative Proposal (provided that all such information has previously been provided to Verizon or is provided to Verizon concurrently with the time it is provided to such person(s)), if, and only if, prior to so furnishing such information, Fleetmatics receives from the third party an executed confidentiality agreement on terms no less restrictive of such person than the confidentiality agreement entered into between Verizon and Fleetmatics and (y) engage in discussions or negotiations with the third party with respect to such Fleetmatics Alternative Proposal. Fleetmatics will promptly (and in any event within 24 hours of receipt) notify Verizon orally and in writing of the receipt of any Fleetmatics Alternative Proposal or any communication or proposal that may reasonably be expected to lead to a Fleetmatics Alternative Proposal, and will, in the case of any such notice, set forth the material terms and conditions of such Fleetmatics Alternative Proposal or such communication or proposal (including any changes to such material terms and conditions) and the identity of the person making any such Fleetmatics Alternative Proposal, and thereafter will promptly keep Verizon informed on a current basis of any material change to the terms and status of any such Fleetmatics Alternative Proposal. Fleetmatics will provide to Verizon as soon as reasonably practicable after receipt or delivery thereof (and in any event within 24 hours of receipt or delivery) copies of all written correspondence and other written material exchanged between Fleetmatics or any of its subsidiaries and the person making any such Fleetmatics Alternative Proposal (or such person’s representatives) that describes any of the material terms or conditions of such Fleetmatics Alternative Proposal, including draft agreements or term sheets submitted by either party in connection therewith. Fleetmatics will not, and will cause its subsidiaries not to, enter into any confidentiality or other agreement with any person subsequent to the date of the Transaction Agreement that prohibits Fleetmatics from providing such information to Verizon.

Except under certain circumstances, neither the Fleetmatics Board nor any committee thereof will cause a Fleetmatics Change of Recommendation to occur or cause or allow Fleetmatics or any of its subsidiaries to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, transaction agreement, implementation agreement, option agreement, joint venture agreement, alliance agreement, partnership agreement or other agreement constituting or with respect to, or that would reasonably be expected to lead to, any Fleetmatics Alternative Proposal, or requiring, or reasonably expected to cause, Fleetmatics to abandon, terminate, delay or fail to consummate the Acquisition.

7.6	Employee Matters

The Transaction Agreement provides that, for a period of one year following the Effective Time, Verizon will provide, or will cause to be provided, (1) a base salary or wage rate, as applicable, that is no less favourable to each Fleetmatics Employee who remains employed after the Effective Time than the base salary or wage rate provided to such Fleetmatics Employee as of immediately prior to the Effective Time and (2) benefits (excluding, for the avoidance of doubt, equity and equity-based compensation) that are substantially comparable, in the aggregate, either (A) to those generally made available to similarly situated Verizon employees under Verizon’s compensation and benefit plans and programs, (B) to those provided to such Fleetmatics Employees as a group immediately prior to the Effective Time or (C) any combination of (A) and (B) as determined by Verizon. For the 2016 fiscal year of Fleetmatics or Verizon will continue, or cause to be continued, the same cash bonus opportunity (performance metrics and target bonus as a percentage of base compensation) as was provided to the applicable Fleetmatics Employees immediately prior to the Effective Date.

In addition, Verizon will provide that, for purposes of vesting and eligibility to participate and, solely in respect of any severance or vacation plan, level of benefits under the employee benefit plans of Verizon providing benefits to any Fleetmatics Employees after the Effective Time (the “New Plans”), each Fleetmatics Employee will be credited with his or her years of service with Fleetmatics and its subsidiaries and their predecessors before the Effective Time, to the same extent as such Fleetmatics Employee was entitled, before the Effective Time, to credit for such service under any similar Fleetmatics benefit plan in which such Fleetmatics Employee participated or was eligible to participate immediately prior to the Effective Time, provided that the foregoing will (1) not apply with respect to any benefit accrual under any defined benefit pension plan or retiree welfare benefit plan, (2) not apply to the extent that would result in a duplication of benefits with respect to the same period of service, (3) not apply for purposes of any plan, program or arrangement (x) under which similarly situated employees of Verizon and its subsidiaries do not receive credit for prior service or (y) that is grandfathered or frozen, either with respect to level of benefits or participation, (4) apply only with respect to the initial welfare benefit plan of Bidco that a Fleetmatics Employee is eligible to participate in immediately following the Effective Time. In addition, and without limiting the generality of the foregoing, (A) each Fleetmatics Employee will be immediately eligible to participate, without any waiting time, in any and all New Plans to the extent coverage under such New Plan is replacing comparable coverage under a Fleetmatics benefit plan in which such Fleetmatics Employee participated immediately before the Effective Time (such plans, collectively, the “Old Plans”), and (B) for purposes of each New Plan providing medical, dental, pharmaceutical and/or vision benefits (but not including any disability benefits) to any Fleetmatics Employee, Verizon will use its commercially reasonable efforts to cause (i) all pre-existing condition exclusions and actively-at-work requirements of such New Plan to be waived for such Fleetmatics Employee and his or her covered dependents, unless and to the extent the individual, immediately prior to entry in the New Plans, was subject to such conditions under the comparable Old Plans, and (ii) any eligible expenses incurred by such Fleetmatics Employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date such Fleetmatics Employee’s participation in the corresponding New Plan begins to be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Fleetmatics Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.

7.7	Indemnification and Insurance

Verizon agrees that all rights to indemnification, advancement of expenses or exculpation (including all limitations on personal liability) existing as of the date of the Transaction Agreement in favour of each present and former director, officer or employee of Fleetmatics or any of its subsidiaries provided for in their respective organisational documents or in any agreement to which Fleetmatics or any of its subsidiaries is a party in respect of actions or omissions occurring at or prior to the Effective Time (including actions or omissions occurring at or prior to the Effective Time arising out of the transactions contemplated by the Transaction Agreement) will survive the consummation of the Scheme and will continue in full force and effect in accordance with their terms. For a period of six years after the Effective Time, Verizon will maintain in effect the provisions for indemnification, advancement of expenses or exculpation in the organisational documents of Fleetmatics and its subsidiaries or in any agreement to which Fleetmatics or any of its subsidiaries is a party and will not amend, repeal or otherwise modify such provisions in any manner that would adversely affect the rights thereunder of any individuals who at any time prior to the Effective Time were directors, officers or employees of Fleetmatics or any of its subsidiaries in respect of actions or omissions occurring at or prior to the Effective Time (including actions or omissions occurring at or prior to the Effective Time arising out of the transactions contemplated by the Transaction Agreement); provided, however, that in the event any claim, action, suit proceeding or investigation is pending, asserted or made either prior to the Effective Time or within such six year period, all rights to indemnification, advancement of expenses or exculpation required to be continued in respect thereof will continue until disposition thereof.

At and after the Effective Time, Fleetmatics will (and Verizon will cause Fleetmatics to), to the fullest extent permitted under applicable law, indemnify and hold harmless each present and former director, officer or employee of Fleetmatics or any of its subsidiaries and each person who served as a director, officer, member, trustee or fiduciary of another company, joint venture, trust or other enterprise if such service was at the request or for the benefit of Fleetmatics or any of its subsidiaries (each, together with his or her respective heirs and representatives, a “Fleetmatics Indemnified Party” and, collectively, the “Fleetmatics Indemnified Parties”) against all costs and expenses (including advancing attorneys’ fees and expenses in advance of the final disposition of any actual or threatened claim, suit, proceeding or investigation to each Fleetmatics Indemnified Party to the fullest extent permitted by law), judgments, fines, losses, claims, damages, liabilities and settlement amounts paid in connection with any actual or threatened claim, action, suit, proceeding or investigation (whether arising before, at or after the Effective Time), whether civil, criminal, administrative or investigative, arising out of or pertaining to any action or omission in such person’s capacity as a director, officer or employee of Fleetmatics or any of its subsidiaries or as a director, officer, member, trustee or fiduciary of another company, joint venture, trust or other enterprise if such service was at the request or for the benefit of Fleetmatics or any of its subsidiaries, in each case occurring or alleged to have occurred at or before the Effective Time (including actions or omissions occurring at or prior to the Effective Time arising out of the transactions contemplated by the Transaction Agreement).

For a period of six years from the Effective Time, Verizon will cause to be maintained in effect the coverage provided by the policies of directors’ and officers’ liability insurance and fiduciary liability insurance in effect as of immediately prior to the Effective Time maintained by Fleetmatics and its subsidiaries with respect to matters arising on or before the Effective Time (provided that Verizon may substitute therefor (i) policies with a carrier with comparable credit ratings to the existing carrier of at least the same coverage and amounts containing terms and conditions that are no less favourable to the insured as those provided by the policies of directors’ and officers’ liability insurance and fiduciary liability insurance in effect as of the date of the Transaction Agreement (the “Existing Policies”) or (ii) a six year prepaid “tail policy” that covers those persons who are currently covered by the Existing Policies for actions and omissions occurring at or prior to the Effective Time and containing terms and conditions that are no less favourable to the insured than those of the Existing Policies); provided, however, that Verizon will not be required to pay aggregate premiums in excess of 250% of the last annual premium paid by Fleetmatics under the Existing Policies in respect of the coverages required to be obtained pursuant hereto, but in such case will purchase as much coverage as reasonably practicable for such amount. Notwithstanding the foregoing and in satisfaction of Verizon’s obligations under the immediately preceding sentence, prior to the Effective Time, Fleetmatics may purchase a six year prepaid “tail policy” under the Existing Policies; provided, however, that Fleetmatics will not be permitted to pay an amount in excess of U.S.$950,000, subject to certain adjustment, for such “tail policy”, but in such case may purchase as much coverage as reasonably practicable for such amount. If any such prepaid tail policy has been obtained prior to the Effective Time, Verizon will cause to be maintained such policy in full force and effect for its full term, and continue to honour the obligations thereunder.

7.8	Other Covenants

The Transaction Agreement also contains covenants relating to the preparation and distribution of this document and all requisite regulatory filings.

8.	Fleetmatics Incentive Schemes

Fleetmatics Share Awards

Each Fleetmatics Share Award that is outstanding and vested immediately prior to the Effective Time (including, as a result of any applicable vesting acceleration) will, without any further action on the part of any holder thereof, be cancelled, extinguished and converted into the right of the former holder of such Fleetmatics Share Award to receive U.S.$60.00 per Fleetmatics Share underlying such Fleetmatics Share Award, without interest and less any required withholdings applicable to such Fleetmatics Share Award, which Consideration will be made or caused to be made by Bidco as of, or within 30 days after, the Effective Time.

Each Unvested Share Award will, without any further action on the part of any holder thereof, be cancelled, extinguished and converted into the right of the former holder of such Unvested Share Award to receive, following the Effective Time, the Unvested Share Award Consideration, payable at such time or times as set forth in the paragraph below.

All amounts payable with respect to any Unvested Share Award will (1) be deemed earned and vested on the date(s) on which such Unvested Share Award would otherwise have vested in accordance with the vesting schedule that applied to such Unvested Share Award immediately prior to the Effective Time (including any applicable acceleration provisions, except as otherwise agreed to by Verizon and such former holder in writing), subject to satisfaction of all applicable vesting conditions on or prior to such vesting date(s), and (2) be paid by Verizon or its designee, less any applicable withholding taxes and in accordance with its payroll procedures, no later than 30 days following the vesting date(s) of such Unvested Share Award; provided, however, that any performance measures applicable to such Unvested Share Award will be deemed to have been satisfied as of the Effective Time as if 100% of the applicable performance targets have been achieved and thereafter such Unvested Share Award will continue to vest based upon the otherwise applicable time-based vesting schedule subject to acceleration as provided in this paragraph; provided further that if, prior to the time at which such Unvested Share Award is fully vested, an Unvested Share Award holder’s employment with Fleetmatics and its subsidiaries is terminated either (A) without cause (as defined in the Transaction Agreement) or (B) by reason of such holder’s disability or death, then, the Unvested Share Award Consideration will be payable to such holder with respect to any unvested portion of such Unvested Share Award (together with any other amounts due pursuant to this paragraph but not yet actually paid) promptly following such termination of employment.

Fleetmatics Options

Each Fleetmatics Option that is outstanding and unexercised immediately prior to the Effective Time and whether vested (including, as a result of any applicable vesting acceleration) or unvested, will, without any further action on the part of any holder thereof, be cancelled, terminated and converted into the right of the former holder of such Fleetmatics Option to receive, for each Fleetmatics Share then subject to such Fleetmatics Option, the Consideration, without interest and less the exercise price and any required withholdings applicable to such Fleetmatics Option, which will be made or caused to be made by Bidco as of, or within 30 days after, the Effective Time. If the exercise price per Fleetmatics Share of any Fleetmatics Option (whether or not vested) that is outstanding as of immediately prior to the Effective Time exceeds the Consideration, such Fleetmatics Option will be cancelled as of the Effective Time without the payment of any amount or other consideration in respect thereof.

Information in respect of Fleetmatics Share Plans and Fleetmatics Share Awards is contained in paragraph 6 of Part 3 (Information Required under Section 452 of the Act) of this document.

9.	Delisting and Cancellation of Trading

On completion of the Acquisition, Fleetmatics will become a wholly-owned subsidiary of Bidco and trading of Fleetmatics Shares on the NYSE will be cancelled. Following such cancellation, the Fleetmatics Shares will not be publicly-traded or listed on a securities exchange in the United States or elsewhere and will be deregistered under the Exchange Act.

Any share certificates in respect of the Fleetmatics Shares will cease to be of value and should at the request of Fleetmatics be delivered to Fleetmatics, or any person appointed by Fleetmatics, for cancellation or destruction following the Effective Date. It is intended that Fleetmatics will be re-registered as a private limited company in due course following the Effective Date.

10.	Financial Analysis

Your attention is drawn to the Morgan Stanley Fairness Opinion which is contained in Annex C to this document.

Morgan Stanley is acting as independent financial adviser to the Fleetmatics Directors in relation to the Acquisition for the purposes of Rule 3 of the Irish Takeover Rules.

As part of its engagement, the Fleetmatics Directors requested that Morgan Stanley render an opinion as to whether the Consideration to be received by Fleetmatics Shareholders pursuant to the Transaction Agreement was fair and reasonable from a financial point of view to such Fleetmatics Shareholders. On 29 July 2016, Morgan Stanley delivered its oral opinion to the Fleetmatics Directors and subsequently confirmed in writing in the Morgan Stanley Fairness Opinion that, as of that date and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in the Morgan Stanley Fairness Opinion, the Consideration to be received by Fleetmatics Shareholders pursuant to the Transaction Agreement was fair and reasonable from a financial point of view to such Fleetmatics Shareholders.

The full text of the Morgan Stanley Fairness Opinion is attached as Annex C to this document. Fleetmatics urges Fleetmatics Shareholders to read the entire Morgan Stanley Fairness Opinion carefully to learn about the assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering the Morgan Stanley Fairness Opinion.

Your attention is drawn to paragraph 11 of Part 3 (Information Required under Section 452 of the Act) of this document which contains a discussion of the Morgan Stanley Fairness Opinion.

11.	Further Information

Your attention is drawn to the information set out in the rest of this document. You are advised to read this document in its entirety and not to rely solely on the information in this Part 1 (Letter of Recommendation from the Fleetmatics Board) of this document.

12.	Action to be Taken

Your attention is drawn to the summary of the action to be taken at pages 20-26 of this document.

13.	Overseas Shareholders

Persons who are resident in, or who are citizens of, jurisdictions outside of Ireland or the United States should refer to paragraph 10 of Part 3 (Information Required under Section 452 of the Act) of this document, which contains important information relevant to such persons.

14.	Additional Information on Fleetmatics

Fleetmatics (NYSE: FLTX), an Irish incorporated public limited company, is a leading global provider of mobile workforce solutions for service-based businesses of all sizes delivered as software-as-a-service (SaaS). Fleetmatics’ solutions enable businesses to meet the challenges associated with managing local fleets, and improve the productivity of their mobile workforces, by extracting actionable business intelligence from real-time and historical vehicle and driver behavioural data. Fleetmatics’ intuitive, cost-effective web-based solutions provide fleet operators with visibility into vehicle location, fuel usage, speed and mileage, and other insights into their mobile workforce, enabling them to reduce operating and capital costs, as well as increase revenue. An integrated, full-featured mobile workforce management product provides additional efficiencies related to job management by empowering the field worker and speeding the job completion process from quote through payment. As of 30 June 2016, Fleetmatics served approximately 38,000 customers and approximately 757,000 subscribed vehicles worldwide.

Fleetmatics’ registered and principal office is located in Dublin 24, Ireland, with U.S. headquarters in Waltham, Massachusetts, USA, and offices worldwide and has approximately 1,200 employees worldwide.

Fleetmatics Shares have been traded in the United States on the NYSE under the symbol “FLTX” since Fleetmatics’ initial public offering on 4 October 2012.

15.	Recommendation

The Fleetmatics Directors, who have been so advised by Morgan Stanley as to the financial terms of the Acquisition, consider the terms of the Acquisition to be fair and reasonable. In providing its opinion to the Fleetmatics Directors, Morgan Stanley has taken into account the commercial assessment of the Fleetmatics Directors. The Fleetmatics Directors unanimously determined that the Expenses Reimbursement Agreement, the Transaction Agreement and the transactions contemplated thereby, including the Scheme, are advisable for, fair to and in the best interests of, the Fleetmatics Shareholders.

Accordingly, the Fleetmatics Directors unanimously recommend that Fleetmatics Shareholders vote or procure votes in favour of the Court Meeting Resolution and the EGM Resolutions (or in the event that the Acquisition is implemented by way of a Takeover Offer, Fleetmatics Shareholders accept or procure acceptance of such Takeover Offer).

Yours faithfully,

/s/ James M. Travers

James M. Travers

Chairman, Fleetmatics Group PLC

PART 2

LETTER FROM BIDCO

VERIZON BUSINESS INTERNATIONAL HOLDINGS B.V.

(having its official seat in Amsterdam, the Netherlands, registered with the Dutch trade register under number 33202348)

Registered Office

H.J.E. Wenckenbachweg 123

Amsterdam 1096 AM

The Netherlands

To Fleetmatics Shareholders, and, for information only, to Fleetmatics Optionholders and

Fleetmatics Share Awardholders

RECOMMENDED ACQUISITION OF FLEETMATICS GROUP PLC

Dear Fleetmatics Shareholder,

1.	Background to and Reasons for the Acquisition

On 1 August 2016, Fleetmatics and Verizon announced that they had reached agreement on the terms of a recommended acquisition of Fleetmatics by Bidco, an indirect wholly-owned subsidiary of Verizon.

Verizon believes the addition of Fleetmatics to Verizon’s telematics business accelerates its position as a leading provider of fleet and mobile workforce management solutions globally.

2.	Information on Verizon and Bidco

Verizon (NYSE, Nasdaq: VZ), headquartered in New York City, generated nearly U.S.$132 billion in revenues in 2015. Verizon operates America’s most reliable wireless network, with 113.2 million retail connections nationwide. The company also provides communications and entertainment services over America’s most advanced fiber-optic network, and delivers integrated business solutions to customers worldwide.

Bidco is an indirect wholly-owned subsidiary of Verizon.

Verizon’s financial advisers are PJT Partners LP and Wells Fargo Securities, LLC. Cleary Gottlieb Steen & Hamilton LLP, Macfarlanes LLP and A&L Goodbody are providing legal advice as to U.S. law, UK law and Irish law, respectively.

3.	The Consideration

Under the terms of the Acquisition, Fleetmatics Shareholders will be entitled to receive U.S.$60.00 in cash for each Scheme Share they hold (without interest and less any applicable withholding taxes), valuing the entire issued and to be issued share capital of Fleetmatics at approximately U.S.$2.4 billion.

The Consideration represents a premium of approximately:

•	40% to Fleetmatics’ closing share price of U.S.$42.96 on 29 July 2016 (being the last practicable date prior to the publication of the Rule 2.5 Announcement);

•	40% to Fleetmatics’ volume weighted average share price of U.S.$43.01 over the past 30 trading day period ending 29 July 2016; and

•	49% to Fleetmatics’ volume weighted average share price of U.S.$40.19 over the past 90 trading day period ending 29 July 2016.

4.	Financing the Acquisition

The total amount of funds required by Verizon to purchase, pursuant to the terms of the Acquisition, all of the issued and to be issued share capital of Fleetmatics is approximately U.S.$2.4 billion. The Consideration payable by Verizon under the terms of the Acquisition will be funded from existing cash on the balance sheet of the Verizon Group, available lines of credit or other sources of liquidity available to Verizon. PJT Partners and Wells Fargo Securities, financial advisers to Verizon, are satisfied that cash resources are available to Bidco to enable it to satisfy in full the cash Consideration payable under the terms of the Acquisition.

Verizon and Bidco do not intend that the payment of interest on, repayment of or security for, any liability (contingent or otherwise) will depend to any significant extent on the business of Fleetmatics.

5.	Directors, Management, Employees and Fleetmatics’ Business

Verizon believes the addition of Fleetmatics to Verizon’s telematics business accelerates its position as a leading provider of fleet and mobile workforce management solutions globally. As a market leader in North America and increasingly internationally, Fleetmatics has developed a wide-range of compelling SaaS-based products and solutions for small- and medium-sized businesses. Verizon plans to grow Fleetmatics business by leveraging these products along with Verizon’s strong brand, distribution and technology capabilities. Verizon believes that the combination of products and services, software platforms, robust customer bases, domain expertise and experience, and talented and passionate teams between Fleetmatics and Verizon Telematics will position Verizon to become a leading provider of fleet and mobile workforce management solutions globally.

Verizon believes that the acquisition of Fleetmatics will enhance its existing product and service offerings, accelerate growth and innovation, and expand its geographic footprint by advancing its ability to gain market share and acquire market-leading capabilities through its products and technology, and by blending the best teams and talents in the industry. Integration planning is an ongoing process that will continue after the closing of the Acquisition. Verizon has not yet developed plans regarding the potential impact of the Acquisition on Fleetmatics’ operations, including its employees, locations of business or redeployment of fixed assets.

For a period of one year following the Effective Time, Verizon will provide or cause to be provided to each continuing Fleetmatics Employee: (i) a base salary or wage rate, as applicable, that is no less favourable to such Fleetmatics Employee than the base salary or wage rate provided to such Fleetmatics Employee as of immediately prior to the Effective Time; and (ii) benefits (excluding, for the avoidance of doubt, equity and equity-based compensation) that are substantially comparable, in the aggregate, either (1) to those generally made available to similarly situated Verizon employees under Verizon’s compensation and benefit plans and programs, (2) to those provided to such Fleetmatics employees as a group immediately prior to the Effective Time or (3) any combination of (1) and (2) as determined by Verizon. For the 2016 fiscal year of Fleetmatics, Verizon will continue, or cause to be continued, the same cash bonus opportunity (performance metrics and target bonus as a percentage of base compensation) as was provided to the applicable Fleetmatics Employees immediately prior to the Effective Time.

Upon the Scheme becoming effective, each Fleetmatics Director will resign from the Fleetmatics Board if so requested by Verizon.

6.	Payment of Scheme Consideration

Upon completion of the Scheme, settlement of the Consideration will be effected within 14 days of the Effective Date. Full details of arrangements in connection with the payment of the Consideration are set out at paragraphs 3 and 4 of Part 4 (The Scheme of Arrangement) of this document and the Transaction Agreement.

Yours faithfully,

/s/ William P. Van Saders

William P. Van Saders

Director, Verizon Business International Holdings B.V.

PART 3

INFORMATION REQUIRED UNDER SECTION 452 OF THE ACT—RECOMMENDED

ACQUISITION FOR CASH OF FLEETMATICS

1	Introduction

On 1 August 2016, Fleetmatics and Verizon announced that they had reached agreement on the terms of a recommended acquisition for cash of the entire issued and to be issued share capital of Fleetmatics by Bidco by way of a scheme of arrangement under Chapter 1 of Part 9 of the Act.

Your attention is drawn to the letter of recommendation from the Fleetmatics Board in Part 1 (Letter of Recommendation from the Fleetmatics Board) of this document, which sets out the reasons why the Fleetmatics Directors, who have been advised by Morgan Stanley as to the financial terms of the Acquisition, consider the terms of the Acquisition to be fair to Fleetmatics Shareholders taken as a whole and why the Fleetmatics Board unanimously recommends that all Fleetmatics Shareholders vote in favour of the Acquisition and the Scheme at the Court Meeting and at the EGM, as the Fleetmatics Directors intend to do in respect of their own beneficial holdings of Fleetmatics Shares, which represent, approximately 0.46% of the existing issued share capital of Fleetmatics at the Voting Record Time. In providing its opinion to the Fleetmatics Directors, Morgan Stanley has taken into account the commercial assessment of the Fleetmatics Directors.

2	The Acquisition

The Acquisition is to be effected by way of the scheme of arrangement between Fleetmatics and the Scheme Shareholders under Part 1 of Chapter 9 of the Act. The Scheme is set out in full in Part 4 (The Scheme of Arrangement) of this document. Under the terms of the Scheme, Bidco will pay the Consideration to Scheme Shareholders in consideration for the cancellation of their Cancellation Shares and/or the transfer to Bidco of their Transfer Shares.

If the Scheme is implemented, at the Effective Time, all Cancellation Shares will be cancelled pursuant to Section 84 of the Act and all Transfer Shares will be transferred to Bidco in accordance with the Scheme. Fleetmatics will then issue New Fleetmatics Shares to Bidco in place of the Cancellation Shares and Bidco will pay the Consideration to Scheme Shareholders in consideration for the Acquisition. As a result of the Scheme, Fleetmatics will become a wholly-owned subsidiary of Bidco.

The Scheme will require approval by Fleetmatics Shareholders at the Court Meeting, approval by Fleetmatics Shareholders at the EGM and the sanction of the High Court at the Court Hearing. The Court Meeting and the EGM and the nature of the approvals required to be given at the Meetings are described in more detail in paragraph 4 of this Part 3 (Information Required under Section 452 of the Act). Each Fleetmatics Shareholder of record is entitled to be represented by counsel or a solicitor (at its own expense) at the Court Hearing to support or oppose the sanctioning of the Scheme.

The Acquisition is subject to a number of Conditions (summarised in paragraph 3 of this Part 3 (Information Required under Section 452 of the Act)) and set out in full in Part 5 (Conditions to and Further Terms of the Acquisition and the Scheme) of this document. The Acquisition can only become effective if the Conditions to the Acquisition have been satisfied or waived (if capable of waiver) on or before the Effective Date in accordance with their respective terms.

The Scheme will become effective in accordance with its terms on the delivery to the Registrar of Companies of the Court Order together with the minute required by Section 86 of the Act confirming the reduction of capital to take place in connection with the Acquisition. The reduction of capital will become effective upon the registration of such Court Order and minute by the Registrar of Companies, which, subject to the sanction of the Scheme by the High Court, is expected to occur in the fourth quarter of 2016.

3	The Conditions

The Acquisition is conditional on, among other things, the Scheme becoming effective. The Conditions to the Acquisition and the Scheme are set out in full in Part 5 (Conditions to and Further Terms of the Acquisition and the Scheme) of this document. The implementation of the Scheme and the Acquisition is conditional upon:

(a)	the Scheme becoming effective and unconditional by not later than the End Date (or such earlier date as may be specified by the Panel, or such later date as Verizon and Fleetmatics may, with (if required) the consent of the Panel, agree and (if required) the High Court may allow);

(b)	the approval of the Scheme by a majority in number of the Fleetmatics Shareholders representing at least three-fourths (75%) in value of the Fleetmatics Shares, at the Voting Record Time, held by such holders, present and voting either in person or by proxy, at the Court Meeting (or at any adjournment of such meeting) held no later than the End Date;

(c)	the EGM Resolutions to be proposed at the EGM for the purposes of approving and implementing the Scheme, the reduction of capital of Fleetmatics necessary to implement the Scheme, changes to the Fleetmatics Articles and such other matters as Fleetmatics reasonably determines to be necessary or desirable for the purposes of implementing the Acquisition as have been approved by Verizon and which are set out in the notice of the EGM being duly passed by the requisite majority of Fleetmatics Shareholders at the EGM (or at any adjournment of such meeting) held no later than the End Date;

(d)	the sanction by the High Court (with or without material modification, but subject to any such modification being acceptable to each of Fleetmatics and Verizon) of the Scheme pursuant to Sections 449 to 455 of the Act and the confirmation by the High Court under Sections 84 and 85 of the Act of the reduction of capital necessary to implement the Scheme on or before the End Date (the date on which the Condition in this paragraph 3(d) is satisfied, the “Sanction Date”);

(e)	office copies of the Court Order and the minute required by Section 86 of the Act in respect of the reduction of capital (referred to in paragraph 3(d)) being delivered for registration to the Registrar of Companies and registration of the Court Order and minute confirming the reduction of capital necessary to implement the Scheme by the Registrar of Companies; and

(f)	the Conditions, which are not otherwise identified above and which are set out in full in Part 5 (Conditions to and Further Terms of the Acquisition and the Scheme) of this document, being satisfied or waived on or before the sanction of the Scheme by the High Court pursuant to Chapter 1 of Part 9 of the Act.

4	Consents and Meetings

The Scheme is subject to approval by Fleetmatics Shareholders at the Court Meeting as more fully described in paragraph 4.1 of this Part 3 (Information Required under Section 452 of the Act) and its implementation will also require various approvals of Fleetmatics Shareholders (where eligible) at the separate EGM, as more fully described in paragraph 4.2 of this Part 3 (Information Required under Section 452 of the Act), both of which will be held on 12 October 2016. The Court Meeting will start at 8.00 a.m. (Irish time) and EGM will start at 8.15 a.m. (Irish time) (or, if later, as soon thereafter as the Court Meeting is concluded or adjourned). The Court Meeting is being held to seek the approval of the Scheme by Fleetmatics Shareholders. The EGM is being convened to enable the Fleetmatics Board to implement the Scheme and to amend the Fleetmatics Articles, as described below.

Notices of the Court Meeting and the EGM are set out in the following parts of this document:

•	Part 10 (Notice of the Fleetmatics Court Meeting); and

•	Part 11 (Notice of Extraordinary General Meeting of Fleetmatics Group PLC).

The entitlement of Fleetmatics Shareholders to attend and vote at each Meeting (where eligible) is detailed in the section above entitled Action to be Taken/General Information beginning on page 20. The number of votes which may be cast at each Meeting will be determined by reference to the Register of Members of Fleetmatics at the Voting Record Time.

4.1	Court Meeting

The Court Meeting has been convened for 8.00 a.m. (Irish time) on 12 October 2016 to enable Fleetmatics Shareholders at the Voting Record Time to consider and vote on (1) a resolution proposing that the Scheme (with or without modification) be agreed to and (2) a resolution proposing to adjourn the Court Meeting, if necessary, to solicit additional proxies in favour of approval of the resolutions to be considered at the Court Meeting. At the Court Meeting, voting will be by poll and not a show of hands and each Fleetmatics Shareholder who is present in person or by proxy will be entitled to one vote for each Fleetmatics Share held for the purposes of sub-paragraph (b) below. The approval required at the Court Meeting is that those voting to approve the Scheme must:

(a)	represent a simple majority (more than 50%) in number of those Fleetmatics Shareholders of record at the Voting Record Time present and voting in person or by proxy at the Court Meeting; and

(b)	also represent three-fourths (75%) in value of the Scheme Shares held by those Fleetmatics Shareholders at the Voting Record Time present and voting in person or by proxy.

For the adjournment to be approved at the Court Meeting, the relevant Fleetmatics Shareholders voting in favour of the adjournment must represent a simple majority (more than 50%) of the votes cast in person or by proxy at the Court Meeting.

It is important that as many votes as possible are cast at the Court Meeting so that the appropriate Resolution can be passed and that the High Court may be satisfied that there is a fair representation of Fleetmatics Shareholder opinion when it is considering whether to sanction the Scheme. Fleetmatics urges Fleetmatics Shareholders who hold shares in “street name” to follow the instructions received from their brokerage firm, bank, dealer or other similar organisation, to ensure the representation and voting of their Fleetmatics Shares at the Court Meeting. The Fleetmatics Board strongly urges Fleetmatics Shareholders of record to complete, sign, date, and return the proxy card marked “Meeting 1—Court Meeting” or to vote via the Internet at www.proxyvote.com by the Proxy Return Time to ensure the representation and voting of their Fleetmatics Shares at the Court Meeting.

4.2	Extraordinary General Meeting

In addition, the EGM has been convened for 8.15 a.m. (Irish time) on 12 October 2016 (or, if later, as soon thereafter as the Court Meeting is concluded or adjourned). A quorum must be present in order to conduct any business at the EGM. The Fleetmatics Articles provide that the presence at the EGM of two or more Fleetmatics Shareholders of record present in person or by proxy and holding shares representing at least 50% of the issued shares carrying the right to vote at such meeting constitutes a quorum for the transaction of business. At the EGM, the Fleetmatics Shareholders will consider and, if thought fit, pass the following resolutions (which in the case of special resolutions require a vote in favour of not less than three-fourths (75%) of the votes cast and in the case of ordinary resolutions require a simple majority (more than 50%) of the votes cast):

Resolution 1—Special Resolution

To amend the memorandum of association of Fleetmatics to broaden the objects of Fleetmatics in order to enable it to implement the Scheme.

Resolution 2—Ordinary Resolution

To approve the Scheme and to authorise the Fleetmatics Directors to take such action as they consider necessary or appropriate to carry the Scheme into effect.

Resolution 3—Special Resolution

To approve the cancellation of the Cancellation Shares pursuant to Section 84 of the Act.

Resolution 4—Ordinary Resolution

To authorise the Fleetmatics Directors to issue relevant securities pursuant to Section 1021 of the Act and to apply the reserve in the books arising upon the cancellation described above in paying up in full at par New Fleetmatics Shares.

Resolution 5—Special Resolution

To amend the Fleetmatics Articles to ensure that any Fleetmatics Shares issued under the Fleetmatics Share Plans, or otherwise between the Voting Record Time and the Scheme Record Time will be subject to the Scheme. It is also proposed to amend the Fleetmatics Articles so that any Fleetmatics Shares issued to any person (other than Bidco) after the Scheme Record Time will become transferable to Bidco on the same terms as under the Scheme and without the need for any further action being required (any such person will receive U.S.$60.00 in cash (without interest and less any applicable withholding taxes) for each Fleetmatics Share issued to them and acquired by Bidco).

These amendments are designed to avoid any person (other than Bidco) being left with Fleetmatics Shares after trading of Fleetmatics Shares has ceased on the NYSE. Resolution 5, set out in the notice of EGM in Part 11 (Notice of Extraordinary General Meeting of Fleetmatics Group PLC) of this document, seeks the approval of Fleetmatics Shareholders for such amendments.

Resolution 6—Ordinary Resolution (non-binding, advisory)

To approve, on a non-binding, advisory basis, the compensation that will or may become payable to Fleetmatics’ named executive officers relating to the Acquisition as disclosed pursuant to Item 402(t) of Regulation S-K (and as more particularly described in paragraph 7.6 of Part 3 (Information Required under Section 452 of the Act) of this document).

The vote to approve this “golden parachute” compensation is advisory only and will not be binding on Fleetmatics and is not a condition to completion of the Acquisition. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to shareholder approval. Accordingly, regardless of the outcome of the advisory vote, if the Acquisition is consummated, the named executive officers will be entitled to receive the compensation that is based on or otherwise relates to the Acquisition in accordance with the terms and conditions applicable to such payments.

Resolution 7—Ordinary Resolution

To approve a proposal to adjourn the EGM, if necessary, to solicit additional proxies in favour of approval of the resolutions to be considered at the EGM. Fleetmatics is submitting a proposal for consideration at the EGM to authorise the Chairman of the EGM to approve one or more adjournments of the EGM if there are not sufficient votes to approve the Resolutions to be considered at the EGM at the time of the EGM. Even though a quorum may be present at the EGM, it is possible that Fleetmatics may not have received sufficient votes to approve the resolutions to be considered at the EGM by the time of the EGM. In that event, Fleetmatics would determine to adjourn the EGM in order to solicit additional proxies. The adjournment proposal relates only to an adjournment of the EGM for purposes of soliciting additional proxies to obtain the requisite Fleetmatics Shareholder approval to approve the Resolutions to be considered at the EGM. Any other adjournment of the EGM (e.g., an adjournment required because of the absence of a quorum) would be voted upon pursuant to the discretionary authority granted by the proxy.

4.3	Court Hearing

Subject to the approval of the Resolutions and the prior satisfaction of the Conditions, the Court Hearing is expected to take place during the fourth quarter of 2016. Each Fleetmatics Shareholder is entitled to be represented by counsel or a solicitor (at its own expense) at the Court Hearing to support or oppose the sanctioning of the Scheme.

4.4	Proxy Cards and Voting by Fleetmatics Shareholders

Fleetmatics Shareholders of record have been sent proxy cards marked with the relevant number of the meeting for the Court Meeting and the EGM. Fleetmatics Shareholders of record are strongly urged to complete and return their relevant proxy cards (in respect of the Court Meeting the proxy card marked Meeting 1—Court Meeting and in respect of the EGM the proxy card marked Meeting 2—Extraordinary General Meeting) as soon as possible and in any event, by no later than the Proxy Return Time.

Fleetmatics Shareholders who hold their shares in “street name” are strongly urged to follow the instructions received from their brokerage firm, bank, dealer or other similar organisation in respect of the Court Meeting and the EGM.

4.5	Abstentions and Broker Non-Votes

If Fleetmatics Shareholders who hold in “street name”, or brokers holding Fleetmatics Shares on behalf of their clients, cause abstentions to be recorded, these Fleetmatics Shares will be considered present for purposes of determining whether or not a quorum is present at the Meetings. However, abstentions will have no effect on the approval of any of the proposals.

Members of the NYSE (such as a brokerage firm, bank, dealer, or other similar organisation) are permitted to vote their clients’ proxies at their own discretion as to certain “routine” proposals. Where a proposal is not “routine”, such as the resolutions to be proposed at the Court Meeting and the EGM, a broker who has received no instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal. When a broker indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, the missing votes are referred to as “broker non-votes”. The proposals contained in this document are not “routine” proposals. Broker non-votes would be considered present for purposes of determining whether or not a quorum is present at the Meetings but because they are not voted affirmatively or negatively, they will have no effect on the approval of any of the Resolutions.

5	Structure of the Scheme

It is proposed that, under the Scheme, the Cancellation Shares will be cancelled pursuant to Sections 84 to 86 of the Act and all Transfer Shares will be transferred to Bidco. New Fleetmatics Shares will be issued to Bidco (and/or its nominee(s)) by the capitalisation of the reserve arising from the cancellation of the Cancellation Shares. As a result of these arrangements, Fleetmatics will become a wholly-owned subsidiary of Bidco.

Fleetmatics Shareholders whose shares are subject to the Scheme will receive the Consideration (without interest and less any applicable withholding taxes). Fleetmatics Shares issued after the Scheme Record Time will not be subject to the Scheme. Accordingly, it is proposed that the Fleetmatics Articles be amended so that Fleetmatics Shares issued after the Scheme Record Time (other than to Bidco) will be automatically transferred to Bidco on the same terms as under the Scheme.

It is expected that the Scheme will become effective and that the Acquisition will be completed in the fourth quarter of 2016. The Scheme can only become effective if all the Conditions to which the Scheme is subject have been satisfied or waived (if capable of waiver) by no later than the End Date or such later date (if any) as Fleetmatics, Bidco and Verizon may, with (if required) the consent of the Panel, agree and (if required) the High Court may allow. The Scheme will become effective in accordance with its terms on delivery to the Registrar of Companies of the Court Order together with the minute required by Section 86 of the Act confirming the Reduction of Capital to take place in connection with the Acquisition. The Reduction of Capital becomes effective upon the registration of the Court Order and minute by the Registrar of Companies. Once the Scheme becomes effective, its terms will be binding on all Fleetmatics Shareholders, irrespective of whether they attended the Court Meeting and irrespective of the matter in which they voted.

6	Fleetmatics Share Awards and Fleetmatics Options

This section describes the treatment of Fleetmatics Options and Fleetmatics Share Awards. As is required under the Irish Takeover Rules, an appropriate proposal will be made to holders of Fleetmatics Share Awards and holders of Fleetmatics Options in respect of each Fleetmatics Share Award and Fleetmatics Option in connection with the Scheme. Fleetmatics Share Awards and Fleetmatics Options will be treated as follows:

6.1	Fleetmatics Share Awards

Each Fleetmatics Share Award that is outstanding and vested immediately prior to the Effective Time (including, as a result of any applicable vesting acceleration) will, without any further action on the part of any holder thereof, be cancelled, extinguished and converted into the right of the former holder of such Fleetmatics Share Award to receive U.S.$60.00 per Fleetmatics Share underlying such Fleetmatics Share Award, without interest and less any required withholdings applicable to such Fleetmatics Share Award, which Consideration will be made or caused to be made by Bidco as of, or within 30 days after, the Effective Time.

Each Unvested Share Award will, without any further action on the part of any holder thereof, be cancelled, extinguished and converted into the right of the former holder of such Unvested Share Award to receive, following the Effective Time, the Unvested Share Award Consideration, payable at such time or times as set forth in the paragraph below.

All amounts payable with respect to any Unvested Share Award will (1) be deemed earned and vested on the date(s) on which such Unvested Share Award would otherwise have vested in accordance with the vesting schedule that applied to such Unvested Share Award immediately prior to the Effective Time (including any applicable acceleration provisions, except as otherwise agreed to by Verizon and such former holder in writing), subject to satisfaction of all applicable vesting conditions on or prior to such vesting date(s), and (2) be paid by Verizon or its designee, less any applicable withholding taxes and in accordance with its payroll procedures, no later than 30 days following the vesting date(s) of such Unvested Share Award; provided, however, that any performance measures applicable to such Unvested Share Award will be deemed to have been satisfied as of the Effective Time as if 100% of the applicable performance targets have been achieved and thereafter such Unvested Share Award will continue to vest based upon the otherwise applicable time-based vesting schedule subject to acceleration as provided in this paragraph below; provided further that if, prior to the time at which such Unvested Share Award is fully vested, an Unvested Share Award holder’s employment with Fleetmatics and its subsidiaries is terminated either (A) without cause (as defined in the Transaction Agreement) or (B) by reason of such holder’s disability or death, then, the Unvested Share Award Consideration will be payable to such holder with respect to any unvested portion of such Unvested Share Award (together with any other amounts due pursuant to this paragraph but not yet actually paid) promptly following such termination of employment.

6.2	Fleetmatics Options

Each Fleetmatics Option that is outstanding and unexercised immediately prior to the Effective Time and whether vested (including, as a result of any applicable vesting acceleration) or unvested, will, without any further action on the part of any holder thereof, be cancelled, terminated and converted into the right of the former holder of such Fleetmatics Option to receive, for each Fleetmatics Share then subject to such

Fleetmatics Option, the Consideration, without interest and less the exercise price and any required withholdings applicable to such Fleetmatics Option, which will be made or caused to be made by Bidco as of, or within 30 days after, the Effective Time. If the exercise price per Ordinary Share of any Fleetmatics Option (whether or not vested) that is outstanding as of immediately prior to the Effective Time exceeds the Consideration, such Fleetmatics Option will be cancelled as of the Effective Time without the payment of any amount or other consideration in respect thereof.

7	The Fleetmatics Directors and Executive Officers and the Effect of the Scheme on their Interests

7.1	Interests Held by Fleetmatics Directors and Executive Officers

The effect of the Scheme on the interests of the Fleetmatics Directors and executive officers does not differ from its effect on the like interests of other persons, except as disclosed in this paragraph 7.

The names of the Fleetmatics Directors and executive officers are listed below. The address of each person listed in the table below is Fleetmatics Group PLC, Floors 1 and 2, Block C, Cookstown Court, Cookstown Industrial Estate, Tallaght, Dublin 24, Ireland.

Name	Position
Allison Mnookin	Director
Andrew G. Flett	Director
Andrew Reynolds	Senior Vice President, Global Business Development
Brian Halligan	Director
Jack Noonan	Director
James F. Kelliher	Director
James M. Travers	Chairman and Chief Executive Officer
Jill Ward	President and Chief Operating Officer
Kathleen Finato	Chief Marketing Officer
Liam Young	Director
Peter Mitchell	Chief Technology Officer
Robert Dahdah	Senior Vice President, Global Sales
Stephen Lifshatz	Chief Financial Officer
Vincent R. De Palma	Director

The interests of Fleetmatics Directors and executive officers in the share capital of Fleetmatics and in the Fleetmatics Share Plans including the Fleetmatics Options and Fleetmatics Share Awards held by each Fleetmatics Director and executive officer are set out in paragraph 5.2 of Part 8 (Additional Information) of this document. All securities of Fleetmatics purchased or sold by the Fleetmatics Directors and executive officers within the last 12 months, the dates on which they were purchased or sold and the number purchased or sold on each date are set out in paragraph 5.3 of Part 8 (Additional Information) of this document.

7.2	Treatment of Ordinary Shares, Fleetmatics Share Awards and Fleetmatics Options

Fleetmatics Directors and executive officers will receive the same Consideration per Fleetmatics Share on the same terms and conditions as the other holders of Fleetmatics Shares in connection with the Scheme. Fleetmatics Share Awards and Fleetmatics Options held by the Fleetmatics Directors and executive officers will be treated in a similar manner to all other Fleetmatics Share Awards and Fleetmatics Options, as set out in paragraph 6 of this Part 3 (Information Required under Section 452 of the Act); provided, however each Unvested Share Award held by a non-employee Fleetmatics Director that was granted in connection with his or her service on the Fleetmatics Board will fully accelerate upon the termination of such service on the Fleetmatics Board at the Effective Time and such Unvested Share Awards will, without any further action on the part of any holder thereof, be cancelled, extinguished and converted into the right of the former holder of such Fleetmatics Share Award to receive the Consideration, without interest and less any required withholdings applicable to such Fleetmatics Share Award, which Consideration will be paid or caused to be paid by Bidco as of, or within 30 days after, the Effective Time.

7.3	Table of Equity Related Payments

The following table sets forth the approximate amount of the payments that each of the Fleetmatics Directors and executive officers is entitled to receive in connection with the consummation of the Scheme pursuant to their Fleetmatics Shares, Fleetmatics Share awards and Fleetmatics Options held as of 15 August 2016, assuming solely for purposes of this table that the Scheme is completed in the fourth quarter of 2016.

Name	Ordinary Shares Held (#)	Value of Ordinary Shares Held ($) (1)	Shares Underlying Fleetmatics Options (#)	Value of Ordinary Shares Underlying Fleetmatics Options ($) (2)	Shares Underlying Fleetmatics Share Awards Accelerating (#)	Value of Accelerating Fleetmatics Share Awards ($) (3)	Aggregate Value for Equity ($)
Allison Mnookin	9,987	599,220	—	—	4,363	261,780	861,000
Andrew G. Flett	22,225	1,333,500	—	—	4,363	261,780	1,595,280
Andrew Reynolds	14,419	865,140	—	—	—	—	865,140
Brian Halligan	7,987	479,220	—	—	4,363	261,780	741,000
Jack Noonan	10,079	604,740	50,000	2,499,750	4,363	261,780	3,366,270
James F. Kelliher	6,602	396,120	8,332	416,558	4,363	261,780	1,074,458
James M. Travers	92,253	5,535,180	217,083	12,357,450	—	—	17,892,630
Jill Ward	22,286	1,337,160	—	—	—	—	1,337,160
Kathleen Finato	15,572	934,320	—	—	—	—	934,320
Liam Young	18,885	1,133,100	—	—	4,363	261,780	1,394,880
Peter Mitchell	23,649	1,418,940	—	—	—	—	1,418,940
Robert Dahdah	—	—	—	—	—	—	—
Stephen Lifshatz	12,426	745,560	—	—	72,957	4,377,420	5,122,980
Vincent R. De Palma	11,390	683,400	—	—	4,363	261,780	945,180

(1)	Assumes that all outstanding Fleetmatics Share Awards and Fleetmatics Options held by Fleetmatics’ non-employee Directors outstanding as of 15 August 2016, will be accelerated in full upon the Effective Time.
(2)	The value was determined by multiplying the number of Fleetmatics Shares underlying vested and accelerating Fleetmatics Options by the difference between U.S.$60.00 and the Fleetmatics Option’s exercise price.
(3)	The amount reported in this column includes the value of Fleetmatics Share Awards that will accelerate in connection with the Scheme. The value was determined by multiplying the number of Ordinary Shares underlying accelerating Fleetmatics Share Award by U.S.$60.00.

7.4	Agreements or Arrangements with Fleetmatics Executive Officers

Fleetmatics is party to an employment agreement with Mr. Reynolds, which provides that, if, within six months of a change of control (as defined in the employment agreement), Fleetmatics terminates Mr. Reynolds’ employment without cause (as defined in the employment agreement) or Mr. Reynolds resigns from such employment for good reason (as defined in the employment agreement), he will be entitled to severance pay equal to his base salary rate, as then in effect, for 12 months, Fleetmatics-paid coverage for Mr. Reynolds and his eligible dependents under the applicable benefit plans for 12 months following such termination and accelerated vesting of 100% of his outstanding unvested equity awards.

Fleetmatics is party to an employment agreement with Mr. Travers, which provides that if, within six months following a change of control (as defined in the employment agreement), Fleetmatics terminates Mr. Travers’ employment without cause (as defined in the employment agreement) or Mr. Travers resigns from such employment for good reason (as defined in the employment agreement), he will be entitled to (1) a lump sum payment equal to his annual base salary at the level in effect immediately prior to his termination plus a pro-rated portion of his annual target bonus based on achievement of then applicable corporate and personal performance metrics as of his termination date, (2) accelerated vesting of 100% of his outstanding equity awards and (3) a cash payment equal to 12 multiplied by the amount of the monthly employer contribution that Fleetmatics would have made to Mr. Travers for health, dental and vision insurance during the period ending 12 months from the date of such termination (such period, the “Severance Period”).

Fleetmatics is party to an employment agreement with Ms. Ward, which provides that, if, within six months of a change of control (as defined in the employment agreement), Fleetmatics terminates Ms. Ward’s employment without cause (as defined in the employment agreement) or Ms. Ward resigns from such employment for good reason (as defined in the employment agreement), she will be entitled to (1) a lump sum payment equal to her annual base salary at the level in effect immediately prior to her termination date plus a pro-rated portion of her annual target bonus based on achievement of then applicable corporate and personal performance metrics as of her termination date, (2) accelerated vesting of 100% of her outstanding equity awards and (3) a cash payment equal to 12 multiplied by the amount of the monthly employer contribution that Fleetmatics would have made to Ms. Ward for health, dental and vision insurance during the Severance Period.

Fleetmatics is party to an employment agreement with Ms. Finato, which provides that, if, within six months of a change of control (as defined in the employment agreement), Fleetmatics terminates Ms. Finato’s employment without cause (as defined in the employment agreement) or Ms. Finato resigns from such employment for good reason (as defined in the employment agreement), she will be entitled to severance pay equal to her base salary rate, as then in effect, for six months following termination and Fleetmatics will continue to pay the employer contribution toward Ms. Finato’s and her eligible dependents’ participation in the applicable benefit plans for a period of six months following such termination and accelerated vesting of 100% of her outstanding unvested equity awards.

Fleetmatics is party to an employment agreement with Mr. Mitchell, which provides that, if, within six months of a change of control, Fleetmatics terminates Mr. Mitchell’s employment without cause (as defined in the employment agreement) or Mr. Mitchell resigns from such employment for good reason (as defined in the employment agreement), he will be entitled to severance pay equal to his base salary rate, as then in effect, for 12 months and Fleetmatics will continue to pay the employer contribution toward Mr. Mitchell’s and his eligible dependents’ participation in the applicable benefit plans for a period of 12 months following such termination and accelerated vesting of 100% of his outstanding unvested equity awards.

Fleetmatics is party to an employment agreement with Mr. Dahdah, which provides that, if, within six months of a change of control (as defined in the employment agreement), Fleetmatics terminates Mr. Dahdah’s employment without cause (as defined in the employment agreement) or Mr. Dahdah resigns from such employment for good reason (as defined in the employment agreement), he will be entitled to (1) severance pay equal to his annual base salary at the level in effect immediately prior to his termination date plus, if the termination occurs in 2017 or later, a pro-rated portion of his annual target bonus based on achievement of then applicable corporate and personal performance metrics as of his termination date, (2) accelerated vesting of 100% of his outstanding restricted stock unit awards and performance-based stock unit awards for which performance criteria have been satisfied and (3) Fleetmatics-paid coverage for Mr. Dahdah and his eligible dependents under the applicable benefit plans for 12 months following such termination.

Fleetmatics is party to an employment agreement with Mr. Lifshatz, which provides that, upon a change of control (as defined in the employment agreement), 50% of any outstanding unvested equity awards held by Mr. Lifshatz will become immediately vested. In addition the employment agreement provides that, if, within six months of a change of control, Fleetmatics terminates Mr. Lifshatz’s employment without cause (as defined in the employment agreement) or Mr. Lifshatz resigns from such employment for good reason (as defined in the employment agreement), he will be entitled to severance pay equal to his base salary rate, as then in effect, for 12 months, Fleetmatics-paid coverage for Mr. Lifshatz and his eligible dependents under the applicable benefit plans for 12 months following such termination and accelerated vesting of 100% of any outstanding unvested equity awards.

7.5	Effect of Scheme on Employee Benefits

The Transaction Agreement provides that, for a period of one year following the Effective Time, Verizon has agreed to provide, or has agreed to cause to be provided, (1) a base salary or wage rate, as applicable, that is no less favourable to each Fleetmatics Employee who remains employed after the Effective Time (each, a “Fleetmatics Employee”) than the base salary or wage rate provided to such Fleetmatics Employee as of immediately prior to the Effective Time and (2) benefits (excluding, for the avoidance of doubt, equity and equity-based compensation) that are substantially comparable, in the aggregate, either (A) to those generally made available to similarly situated Verizon employees under Verizon’s compensation and benefit plans and programs, (B) to those provided to such Fleetmatics Employees as a group immediately prior to the Effective Time or (C) any combination of (A) and (B) as determined by Verizon. For the 2016 fiscal year of Fleetmatics, Verizon will continue, or cause to be continued, the same cash bonus opportunity (performance metrics and target bonus as a percentage of base compensation) as was provided to the applicable Fleetmatics Employees immediately prior to the Effective Date.

In addition, Verizon has agreed to provide that, for purposes of vesting and eligibility to participate and, solely in respect of any severance or vacation plan, level of benefits under the employee benefit plans of Verizon providing benefits to any Fleetmatics Employees after the Effective Time (the “New Plans”), each Fleetmatics Employee will be credited with his or her years of service with Fleetmatics and its subsidiaries and their predecessors before the Effective Time, to the same extent as such Fleetmatics Employee was entitled, before the Effective Time, to credit for such service under any similar Fleetmatics benefit plan in which such Fleetmatics Employee participated or was eligible to participate immediately prior to the Effective Time, provided that the foregoing will (1) not apply with respect to any benefit accrual under any defined benefit pension plan or retiree welfare benefit plan, (2) not apply to the extent that would result in a duplication of benefits with respect to the same period of service, (3) not apply for purposes of any plan, program or arrangement (x) under which similarly situated employees of Verizon and its subsidiaries do not receive credit for prior service or (y) that is grandfathered or frozen, either with respect to level of benefits or participation, (4) apply only with respect to the initial welfare benefit plan of Bidco that a Fleetmatics Employee is eligible to participate in immediately following the Effective Time. In addition, and without limiting the generality of the foregoing, (A) each Fleetmatics Employee will be immediately eligible to participate, without any waiting time, in any and all New Plans to the extent coverage under such New Plan is replacing comparable coverage under a Fleetmatics benefit plan in which such Fleetmatics Employee participated immediately before the Effective Time (such plans, collectively, the “Old Plans”), and (B) for purposes of each New Plan providing medical, dental, pharmaceutical and/or vision benefits (but not including any disability benefits) to any Fleetmatics Employee, Verizon will use its commercially reasonable efforts to cause (i) all pre-existing condition exclusions and actively-at-work requirements of such New Plan to be waived for such Fleetmatics Employee and his or her covered dependents, unless and to the extent the individual, immediately prior to entry in the New Plans, was subject to such conditions under the comparable Old Plans, and (ii) any eligible expenses incurred by such Fleetmatics Employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date such Fleetmatics Employee’s participation in the corresponding New Plan begins to be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Fleetmatics Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.

7.6	Golden Parachute Compensation

The table below sets forth the information required by Item 402(t) of Regulation S-K regarding compensation for each named executive officer of Fleetmatics that is based upon or otherwise related to the Scheme. This compensation is referred to as “golden parachute” compensation by the applicable SEC disclosure rules. The amounts set forth in the table are estimates based on multiple assumptions that may or may not actually occur, including assumptions described in this document and in the footnotes to the table.

As a result, the actual amounts, if any, that a named executive officer will receive may materially differ from the amounts set forth in the table.

The table below assumes that (1) the Effective Time will occur in the fourth quarter of 2016, (2) the employment of the named executive officer will be terminated on such date in a manner entitling the named executive officer to receive severance payments and benefits under the terms of the named executive officer’s employment agreement, (3) the named executive officer’s base salary rates and annual target bonuses remain unchanged from those in place as of 30 July 2016, (4) no named executive officer receives any additional equity grants or exercises any Fleetmatics Options on or prior to the Effective Time, and (5) no named executive officer enters into new agreements or is otherwise legally entitled to, prior to the Effective Time, additional compensation or benefits. For a narrative description of the terms and conditions applicable to the payments quantified in the table below, see “Treatment of Fleetmatics Share Awards and Fleetmatics Options” and “Agreements or Arrangements with Fleetmatics Executive Officers” above.

Name	Cash ($)	Equity ($)	Perquisites/ Benefits ($)	Total ($)
Andrew Reynolds (1)	284,375	3,766,620	20,919	4,071,914
James M. Travers (2)	1,149,041	14,573,370	14,776	15,737,187
Jill Ward (3)	957,534	12,487,320	5,088	13,449,942
Kathleen Finato (4)	142,500	3,914,220	4,535	4,061,255
Stephen Lifshatz (5)	375,000	8,754,780	21,104	9,150,884

(1)	Pursuant to his employment agreement, in the event that Mr. Reynolds’ employment is terminated without cause or he resigns for good reason within six months of a change in control, Mr. Reynolds is entitled to severance pay equal to his base salary rate, as then in effect, for 12 months, Fleetmatics-paid coverage for Mr. Reynolds and his eligible dependents under the applicable benefit plans for 12 months following such termination and “double trigger” accelerated vesting of 100% of his outstanding unvested equity awards. The value of accelerating Fleetmatics Share Awards was determined by multiplying the number of Fleetmatics Shares underlying accelerating Fleetmatics Share Awards by U.S.$60.00.
(2)	Pursuant to his employment agreement, in the event that Mr. Travers’ employment is terminated without cause or he resigns for good reason within six months of a change in control, Mr. Travers is entitled to (1) a lump sum payment equal to his annual base salary at the level in effect immediately prior to his termination date plus a pro-rated portion of his annual target bonus based on achievement of then applicable corporate and personal performance metrics as of his termination date, (2) “double trigger” accelerated vesting of 100% of his outstanding unvested equity awards and (3) a cash payment equal to 12 multiplied by the amount of the monthly employer contribution that Fleetmatics would have made to Mr. Travers for health, dental and vision insurance during the Severance Period. The numbers in the table assume that the applicable corporate and personal performance metrics for the annual bonus are met at target levels. The value of accelerating Fleetmatics Share Awards was determined by multiplying the number of Fleetmatics Shares underlying accelerating Fleetmatics Share Awards by U.S.$60.00.
(3)	Pursuant to her employment agreement, in the event that Ms. Ward’s employment is terminated without cause or she resigns for good reason within six months of a change in control, Ms. Ward is entitled to (1) a lump sum payment equal to her annual base salary at the level in effect immediately prior to her termination date plus a pro-rated portion of her annual target bonus based on achievement of then applicable corporate and personal performance metrics as of her termination date, (2) “double trigger” accelerated vesting of 100% of her outstanding unvested equity awards and (3) a cash payment equal to 12 multiplied by the amount of the monthly employer contribution that Fleetmatics would have made to Ms. Ward for health, dental and vision insurance during the Severance Period. The numbers in the table assume that the applicable corporate and personal performance metrics for the annual bonus are met at target levels. The value of accelerating Fleetmatics Share Awards was determined by multiplying the number of Ordinary Shares underlying accelerating Fleetmatics Share Awards by U.S.$60.00.
(4)

Pursuant to her employment agreement, in the event that Ms. Finato’s employment is terminated without cause or she resigns for good reason within six months of a change in control, Ms. Finato is entitled to severance pay equal to her base salary rate, as then in effect, for six months and Fleetmatics will continue to pay the employer contribution toward Ms. Finato’s and her eligible dependents’ participation in the applicable benefit plans for a period of six months and “double trigger” accelerated vesting of 100% of her outstanding unvested equity awards. The value of accelerating Fleetmatics Share Awards was determined by multiplying the number of Ordinary Shares underlying accelerating Fleetmatics Share Awards by U.S.$60.00.
(5)	Pursuant to Mr. Lifshatz’s employment agreement, upon a change of control, Mr. Lifshatz is entitled to “single trigger” accelerated vesting of 50% of his outstanding unvested equity awards. In addition, if, within six months of a change of control, Mr. Lifshatz’s employment is terminated without cause or Mr. Lifshatz resigns for good reason, Mr. Lifshatz is entitled to severance pay equal to his base salary rate, as then in effect, for 12 months, Fleetmatics-paid coverage for Mr. Lifshatz and his eligible dependents under the applicable benefit plans for 12 months following such termination and “double trigger” accelerated vesting of 100% of his outstanding unvested equity awards.

7.7	Insurance and Indemnification of Fleetmatics’ Officers and Directors

In connection with the Acquisition, the officers, directors and employees of Fleetmatics will be entitled to certain indemnification rights and directors’ and officers’ liability insurance that will survive completion of the Acquisition, as described in paragraph 7.7 of Part 1 (Letter of Recommendation from the Fleetmatics Board) of this document.

8	Taxation

Your attention is drawn to paragraphs 8 and 9 of Part 8 (Additional Information) of this document, headed “Irish Taxation” and “U.S. Federal Income Tax Consequences” respectively. If you are in any doubt as to your own tax position, or if you require more detailed information or if you are subject to taxation in any jurisdiction other than Ireland or the United States, you should consult an independent financial adviser immediately.

9	Settlement, Listing and Dealings

If the Scheme is approved by the High Court, a request will be made to cancel the listing of Fleetmatics Shares on the NYSE and to deregister the Fleetmatics Shares under the Exchange Act. The last day of dealings in Fleetmatics Shares on the NYSE is currently expected to be on or about the Effective Date.

No transfers of Fleetmatics Shares (other than transfers to Bidco) will be registered after the Scheme Record Time. At the Effective Time, any share certificates in respect of Fleetmatics Shares will cease to be of value and should, if so requested by Fleetmatics or its agents, be sent to Fleetmatics for cancellation.

9.1	Consideration

Subject to the Acquisition becoming effective, the Consideration will be despatched within 14 days of the Effective Date by ordinary post (or by such other manner as the Panel may approve). Such cash payments will be made in U.S. dollars. For Fleetmatics Shareholders who hold their shares in “street name”, the Consideration will be transmitted to their brokerage firm, bank, dealer or other similar organisation who will arrange for the allocation of funds to those Fleetmatics Shareholders who hold in “street name”.

Fleetmatics Shareholders will receive U.S.$60.00 in cash (without interest and less any applicable withholding taxes) for each Fleetmatics Share that they own.

Verizon has confirmed that, except with the consent of the Panel, any payment to which a Fleetmatics Shareholder is entitled will be implemented in full without regard to any lien, right of set-off, counter claim or other analogous right to which Bidco may be, or claim to be, entitled against such Fleetmatics Shareholder.

All documents and remittances sent to Fleetmatics Shareholders (or in accordance with their directions) will be despatched at their own risk.

9.2	Certain Effects of the Scheme

If the Scheme becomes effective, Fleetmatics will become a wholly-owned subsidiary of Bidco and, as such, Fleetmatics Shareholders will not have an opportunity to continue their equity interest in Fleetmatics as an ongoing corporation and, therefore, will not have the opportunity to share in its future earnings, dividends or growth, if any.

10	Overseas Shareholders

As regards to Overseas Shareholders, the Acquisition may be affected by the laws of the relevant jurisdictions. Such Overseas Shareholders should inform themselves about and observe any applicable legal requirements. It is the responsibility of Overseas Shareholders to satisfy themselves as to the full observance of the laws of the relevant jurisdiction in connection therewith, including the obtaining of any governmental, exchange control or other consents which may be required, or the compliance with other necessary formalities which are required to be observed and the payment of any issue, transfer or other taxes due in such jurisdiction.

This document has been prepared for the purposes of complying with the laws of Ireland and the Irish Takeover Rules and U.S. proxy rules respectively (to the extent applicable), and the information disclosed may be different from that which would have been disclosed if this document had been prepared in accordance with the laws of jurisdictions outside Ireland and the United States.

Overseas Shareholders are encouraged to consult their local tax adviser.

11	Opinion of Fleetmatics’ Financial Adviser

Morgan Stanley was retained by Fleetmatics to act as financial adviser to Fleetmatics Board in connection with the Acquisition. The Fleetmatics Board selected Morgan Stanley to act as its financial adviser based on Morgan Stanley’s qualifications, expertise and reputation, and Morgan Stanley’s knowledge of the business and affairs of Fleetmatics and the industry in which Fleetmatics operates. On 29 July 2016, Morgan Stanley rendered its oral opinion, which was subsequently confirmed in writing, to Fleetmatics Board that, as of that date, and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in its written opinion, the U.S.$60.00 per share consideration to be received by Fleetmatics Shareholders pursuant to the Transaction Agreement was fair and reasonable from a financial point of view to such Fleetmatics Shareholders.

The full text of Morgan Stanley’s written opinion to Fleetmatics Board, dated 29 July 2016, is attached as Annex C to this document and is incorporated by reference in this document in its entirety. Fleetmatics Shareholders should read the opinion in its entirety for a discussion of the assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion. Rule 3.1 of the Irish Takeover Rules requires the Fleetmatics Board to obtain competent independent advice on the offer, and in connection with this requirement and the statement given by the Fleetmatics Board in the Rule 2.5 Announcement that it considered the terms of the Acquisition to be fair and reasonable, the Fleetmatics Board asked for Morgan Stanley’s opinion as to whether the consideration to be received by the Fleetmatics Shareholders pursuant to the terms of the Transaction Agreement was fair and reasonable from a financial point of view to such Fleetmatics Shareholders. Morgan Stanley’s opinion was addressed to, and was provided for the information of, the Fleetmatics Board, in its capacity as such, and addressed only the fairness and reasonableness from a financial point of view of the consideration to be received by Fleetmatics Shareholders pursuant to the Transaction Agreement as of the date of the opinion, and did not address any other aspects or implications of the Acquisition. Morgan Stanley’s opinion did not address the relative merits of the Acquisition as compared to any other alternative business transactions, or other alternatives, or whether or not such alternatives could be achieved or are available. Morgan Stanley was not requested to opine on, and its opinion did not in any manner address, the underlying business decision of the Fleetmatics Board to recommend that Fleetmatics Shareholders vote their shares in favour of the Acquisition and its opinion did not in any way constitute a recommendation by Morgan Stanley or any of its associated companies, branches and affiliates (the “Morgan Stanley Group”) as to how any holder of securities in Fleetmatics should act or vote at the Meetings to be held in connection with the Acquisition or whether any holder of securities in Fleetmatics should take any other action in connection with the Acquisition. The summary of the opinion of Morgan Stanley set forth below is qualified in its entirety by reference to the full text of Morgan Stanley’s written opinion.

In arriving at its opinion, Morgan Stanley, among other things:

•	reviewed certain publicly available financial statements and other business and financial information of Fleetmatics;

•	reviewed certain internal financial statements and other financial and operating data concerning Fleetmatics;

•	reviewed certain financial projections prepared by the management of Fleetmatics;

•	discussed the past and current operations and financial condition and the prospects of Fleetmatics with the management of Fleetmatics;

•	reviewed the reported prices and trading activity for Fleetmatics Shares;

•	compared the financial performance of Fleetmatics and the prices and trading activity of Fleetmatics Shares with that of certain other publicly-traded companies comparable with Fleetmatics and their securities;

•	reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

•	participated in certain discussions and negotiations among representatives of Fleetmatics and Verizon and their financial and legal advisers;

•	reviewed a draft of the Transaction Agreement, dated 29 July 2016, a draft of the Expenses Reimbursement Agreement, dated 29 July 2016, a draft of the Rule 2.5 Announcement, dated 27 July 2016, and a draft of Appendix I to the Rule 2.5 Announcement, dated 29 July 2016, to be issued pursuant to the Transaction Agreement (collectively, the “Transaction Documents”) and certain related documents; and

•	performed such other analyses and reviewed such other information and considered such other factors as Morgan Stanley deemed appropriate.

In arriving at its opinion, Morgan Stanley assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to Morgan Stanley by Fleetmatics, and which formed a substantial basis for its opinion. Morgan Stanley further relied upon the assurances of Fleetmatics management that it was not aware of any facts or circumstances that would make any such information inaccurate or misleading and that no relevant facts or circumstances had been omitted. With respect to the financial projections, Morgan Stanley assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Fleetmatics of the future financial performance of Fleetmatics. In addition, Morgan Stanley assumed that the Acquisition will be consummated in accordance with the terms set forth in the Transaction Documents without any waiver, amendment or delay of any terms or conditions thereof, including, among other things, that the final Transaction Documents would not differ in any material respects from the drafts thereof furnished to Morgan Stanley. Morgan Stanley assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed Acquisition, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed Acquisition. Morgan Stanley is not a legal, tax, regulatory, accounting or actuarial adviser. Morgan Stanley is a financial adviser only and Morgan Stanley relied upon, without independent verification, the assessment of Fleetmatics and Fleetmatics’ legal, tax, regulatory, accounting or actuarial advisers with respect to legal, tax, regulatory, accounting or actuarial matters arising out of or in connection with the Acquisition. Morgan Stanley expressed no opinion with respect to the fairness or reasonableness of the amount or nature of the compensation to be paid to any of Fleetmatics’ officers, directors or employees, or any class of such persons, relative to the Consideration to be received by Fleetmatics Shareholders in the Acquisition. Morgan Stanley expressed no opinion as to the relative fairness or reasonableness of any portion of the consideration to be paid pursuant to the Transaction Agreement to holders of any equity securities of Fleetmatics other than the Fleetmatics Shareholders. In arriving at its opinion, Morgan Stanley did not conduct a physical inspection of the properties and facilities of Fleetmatics and did not make any independent valuation or appraisal of the assets or liabilities (including any derivative or off-balance sheet assets and liabilities) of Fleetmatics, nor was Morgan Stanley furnished with any such valuations or appraisals. In addition, Morgan Stanley did not make any independent valuation or appraisal concerning the solvency or fair value of Fleetmatics under any laws relating to bankruptcy, insolvency or similar matters. Morgan Stanley’s opinion was not a solvency opinion and did not in any way address the solvency or financial condition of Fleetmatics. Morgan Stanley’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Morgan Stanley as of, the date of its opinion. Events occurring after the date of Morgan Stanley’s opinion may affect its opinion and the assumptions used in preparing it, and Morgan Stanley did not assume any obligation to update, revise or reaffirm its opinion.

Morgan Stanley’s opinion is limited to the fairness and reasonableness from a financial point of view of the Consideration to be received by Fleetmatics Shareholders pursuant to the Transaction Agreement. In arriving at its opinion, Morgan Stanley was not authorised to solicit, nor did it solicit, interest from any party with respect to an acquisition, business combination or other extraordinary transaction involving Fleetmatics. Morgan Stanley’s opinion was approved by a committee of Morgan Stanley investment banking and other professionals in accordance with its customary practice. In providing its opinion Morgan Stanley took into account the Fleetmatics Board’s commercial assessment of the Acquisition.

The following is a brief summary of the material financial analyses performed by Morgan Stanley in connection with its oral opinion and the preparation of its written opinion to the Fleetmatics Board, dated 29 July 2016, the full text of which is attached as Annex C to this document. The following summary is not a complete description of Morgan Stanley’s opinion or the financial analyses performed and factors considered by Morgan Stanley in connection with its opinion, nor does the order of analyses described represent the relative importance or weight given to those analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before 26 July 2016. The various financial analyses summarised below were based on the closing price of U.S.$41.89 per Fleetmatics Share on 26 July 2016, and are not necessarily indicative of current market conditions. Some of these summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses used by Morgan Stanley, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. The analyses listed in the tables and described below must be considered as a whole; considering any portion of such analyses and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Morgan Stanley’s opinion. Furthermore, mathematical analysis, such as determining the mean, median or average, is not in itself a meaningful method of using the data referred to below.

In performing its financial analysis summarised below and in arriving at its opinion, Morgan Stanley utilised and relied upon the projections provided by Fleetmatics’ management and referred to below as the “Management Case”. Morgan Stanley also utilised publicly available estimates prepared by equity research analysts, available as of 26 July 2016, which is referred to as the “Street Case”. For further information regarding the Management Case and the Street Case, see “—Certain Financial Projections” beginning on page 77.

Public Trading Comparables Analysis

Morgan Stanley performed a public trading comparables analysis, which is designed to provide an implied value of a company by comparing it to similar publicly-traded companies. Morgan Stanley reviewed and compared certain financial estimates for Fleetmatics with comparable publicly available consensus equity research analyst estimates for selected companies, selected based on Morgan Stanley’s professional judgment and experience, that share similar business characteristics and/or have certain comparable operating characteristics. The companies, which are referred to as the “comparable companies”, were the following:

•	Aspen Technology, Inc.

•	athenahealth, Inc.

•	AVEVA Group plc

•	Blackbaud, Inc.

•	Castlight Health, Inc.

•	The Descartes Systems Group Inc.

•	Guidewire Software, Inc.

•	Instructure, Inc.

•	Linx S.A.

•	Manhattan Associates, Inc.

•	Medidata Solutions, Inc.

•	MINDBODY, Inc.

•	Q2 Holdings, Inc.

•	RealPage, Inc.

•	SPS Commerce, Inc.

•	Trimble Navigation Limited

•	Upland Software, Inc.

•	Veeva Systems Inc.

For purposes of this analysis, Morgan Stanley analyzed the ratio of aggregate value (“AV”), which Morgan Stanley defined as fully-diluted market capitalisation plus total debt less cash and cash equivalents to (i) estimated earnings before interest, taxes, depreciation, amortisation and stock-based compensation (referred to herein as “Adjusted EBITDA”) for calendar year 2017 and (ii) estimated Adjusted EBITDA minus estimated capital expenditures (including capitalised software) for calendar year 2017. Based on its analysis of the relevant metrics for each of the comparable companies, and upon the application of its professional judgment and experience, Morgan Stanley selected representative ranges of AV to estimated 2017 Adjusted EBITDA multiples and to estimated 2017 Adjusted EBITDA less capital expenditures (including capitalised software) multiples and applied these ranges of multiples to estimated 2017 Adjusted

EBITDA and the estimated 2017 Adjusted EBITDA less capital expenditures (including capitalised software) for Fleetmatics. Morgan Stanley used the Street Case for purposes of this analysis for enhanced comparison with the comparable companies.

Morgan Stanley also analyzed the ratio of the closing share price on 26 July 2016, which is referred to as “equity value per share”, to estimated levered free cash flows (which is referred to as “FCF”) per share for calendar year 2017, which Morgan Stanley calculated as cash flows from operations minus capital expenditures (including capitalised software). Based on its analysis of the relevant metrics for each of the comparable companies, and upon the application of its professional judgment and experience, Morgan Stanley selected representative ranges of equity value per share to estimated 2017 FCF per share multiples and applied these ranges to the estimated 2017 FCF for Fleetmatics. Morgan Stanley used the Street Case for purposes of this analysis for enhanced comparison with the comparable companies.

Based on the number of outstanding Fleetmatics Shares on a fully-diluted basis (including outstanding options and restricted share awards) as provided by Fleetmatics management, the foregoing analyses resulted in the following estimated implied values per Fleetmatics Share as of 26 July 2016:

	Multiple Range	Implied Value per Fleetmatics Share (1)
AV / 2017E Adjusted EBITDA	14.0x – 18.0x	$50.50 – $64.00
AV / 2017E Adjusted EBITDA-Capital Expenditures (Including Capitalised Software)	17.5x – 21.5x	$42.50 – $51.50
Price / 2017E FCF	22.0x – 26.0x	$52.50 – $62.00

(1)	Per share amounts rounded to the nearest U.S.$0.50

No company utilised in the public trading comparables analysis is identical to Fleetmatics. In evaluating the comparable companies, Morgan Stanley made numerous assumptions with respect to industry performance, general business, regulatory, economic, market and financial conditions and other matters, many of which are beyond Fleetmatics’ control. These include, among other things, the impact of competition on Fleetmatics’ business and the industry generally, industry growth and the absence of any adverse material change in the financial condition and prospects of Fleetmatics and the industry and in the financial markets in general. Mathematical analysis, such as determining the average or median, is not in itself a meaningful method of using comparable companies data.

Discounted Cash Flow Analysis

Morgan Stanley performed a discounted cash flow analysis, which is designed to provide an implied value of a company by calculating the present value of the estimated future unlevered cash flows and terminal value of such company.

Morgan Stanley calculated ranges of implied equity values per Fleetmatics Shares based on estimates of future Unlevered Free Cash Flows for fiscal years 2016 through 2025, using projections contained in the Street Case and the Management Case and extrapolations thereof as described in “—Certain Financial Projections” beginning on page 77.

Based on perpetual growth rates ranging from 2.5% to 3.5%, which growth rates were selected based upon the application of its professional judgment and experience, Morgan Stanley calculated terminal values in the year 2025. The Unlevered Free Cash Flows and terminal values were discounted to present values as of 26 July 2016 at discount rates ranging from 9.5% to 10.5%, which discount rates were selected, upon the application of Morgan Stanley’s professional judgment and experience, to reflect an estimate of Fleetmatics’ weighted average cost of capital.

For its analysis using the Street Case, Morgan Stanley assumed a tax rate of 12.0% in the terminal year based on projections from equity research analysts and confirmed by Fleetmatics’ management. For its analysis using the Management Case, Morgan Stanley assumed a tax rate of 7.2% in the terminal year per Fleetmatics’ management.

Based on the number of outstanding Fleetmatics Shares on a fully-diluted basis (including outstanding options and restricted share awards) as provided by Fleetmatics’ management, the foregoing analyses resulted in the following estimated implied values per Fleetmatics Share as of 30 June 2016:

Implied Value per Fleetmatics Share (1)
Street Case	$43.00 – $54.00
Management Case	$50.50 – $67.00

(1)	Per share amounts rounded to the nearest U.S.$0.50

Leveraged Buyout Analysis

Morgan Stanley performed an illustrative leveraged buyout analysis to estimate the theoretical prices at which a financial sponsor might effect a leveraged buyout of Fleetmatics. For purposes of this analysis, Morgan Stanley assumed a transaction closing date of 31 December 2016 and an illustrative multiple of debt to last-twelve-months Adjusted EBITDA at the transaction closing date of 6.0x. Morgan Stanley also assumed a subsequent exit transaction by the financial sponsor at 31 December 2021 with a hypothetical target internal rate of return for the financial sponsor between 31 December 2016 and 31 December 2021 of 20.0%. The implied acquisition price per share paid by the financial sponsor was based on a valuation of Fleetmatics realised by the financial sponsor in such subsequent exit transaction calculated with reference to an AV to next-twelve-months Adjusted EBITDA multiple ranging from 11.0x to 13.0x and Fleetmatics’ estimated total debt and cash as of 31 December 2021. Morgan Stanley utilised projections from the Street Case and the Management Case, and extrapolations thereof as described in “—Certain Financial Projections” beginning on page 77, in performing its analysis. The following table summarises Morgan Stanley’s analysis:

Implied Value per Fleetmatics Share(1)
Street Case	$46.50 – $52.00
Management Case	$49.00 – $56.00

(1)	Per share amounts rounded to the nearest U.S.$0.50

Precedent Transactions Analysis

Morgan Stanley performed a precedent transactions analysis, which is designed to imply a value of a company based on publicly available financial terms and premia of selected transactions. Morgan Stanley compared publicly available statistics for software and software-as-a-service transactions, selected based on Morgan Stanley’s professional judgment and experience, with an equity value of greater than U.S.$1 billion announced between 24 October 2011 and 2 June 2016. Morgan Stanley selected such comparable transactions because they shared certain characteristics with the Acquisition. The following is a list of the software and software-as-a-service transactions included in this analysis:

Selected Software and Software-as-a-Service Transactions (Target / Acquiror)

Acme Packet, Inc. / Oracle Corporation

Advent Software, Inc. / SS&C Technologies Holdings, Inc.

Ariba, Inc. / SAP AG

BMC Software, Inc. / Bain Capital Partners, LLC, Golden Gate Private Equity, Inc, Insight Venture Management, LLC, GIC Special Investments Pte Ltd and Elliot Associates, L.P.

Compuware Corporation / Thoma Bravo, LLC

Concur Technologies, Inc. / SAP AG

Constant Contact, Inc. / Endurance International Group Holdings, Inc.

Cvent, Inc. / Vista Equity Partners

Dealertrack Technologies, Inc. / Cox Automotive, Inc.

Demandware, Inc. / salesforce.com, inc.

ExactTarget, Inc. / salesforce.com, inc.

Informatica Corporation / Permira Funds

Kenexa Corporation / International Business Machines Corporation

Marketo, Inc. / Vista Equity Partners

MICROS Systems, Inc. / Oracle Corporation

Qlik Technologies Inc. / Thoma Bravo, LLC

Responsys, Inc. / Oracle Corporation

RightNow Technologies, Inc. / Oracle Corporation

SolarWinds, Inc. / Silver Lake Partners and Thoma Bravo, LLC

Solera Holdings, Inc. / Vista Equity Partners

Sourcefire, Inc. / Cisco Systems, Inc.

SuccessFactors, Inc. / SAP AG

Taleo Corporation / Oracle Corporation

TIBCO Software Inc. / Vista Equity Partners

UNIT4 N.V. / Advent International Corporation

For each transaction listed above, Morgan Stanley noted the multiple of aggregate value of the transaction to (i) the last twelve months Adjusted EBITDA (“LTM Adjusted EBITDA”) of the acquired company and (ii) the estimated next twelve months Adjusted EBITDA (“NTM Adjusted EBITDA”) of the acquired company. For purposes of the NTM Adjusted EBITDA, Morgan Stanley utilised publicly available consensus equity analyst research estimates. Morgan Stanley also noted the following financial statistics where available: (1) the implied premium to the acquired company’s closing share price on the last trading day prior to announcement (or the last trading day prior to the share price being affected by acquisition rumors or similar merger-related news) and (2) the implied premium to the acquired company’s 30-trading-day average closing share price prior to announcement (or the last 30-trading-day average closing share price prior to the share price being affected by acquisition rumors or similar merger-related news).

Based on its analysis of the relevant metrics and time frame for each of the transactions listed above and upon the application of its professional judgment and experience, Morgan Stanley selected representative ranges of financial multiples and implied premia of the transactions and applied these ranges of financial multiples and implied premia to the relevant financial statistic for Fleetmatics. The following table summarises Morgan Stanley’s analysis:

Precedent Transactions Financial Statistic	Representative Ranges	Implied Value per Fleetmatics Share (1)
Precedent Multiples
Aggregate Value to LTM Adjusted EBITDA	20.3x – 22.3x	$52.00 – $56.50
Aggregate Value to Estimated NTM Adjusted EBITDA (Street Case)	17.5x – 19.3x	$56.00 – $61.50
Premia
Premium to 1-Day Prior Closing Share Price	23.0% – 43.0%	$51.50 – $60.00
Premium to 30-Day Average Closing Share Price	29.0% – 49.0%	$56.00 – $64.50

(1)	Per share amounts rounded to the nearest U.S.$0.50

No company or transaction utilised in the precedent transactions analysis is identical to Fleetmatics or the acquisition. In evaluating the precedent transactions, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, regulatory, economic, market and financial conditions, and other matters, many of which are beyond Fleetmatics’ control, such as the impact of competition on Fleetmatics’ business and the industry generally, industry growth, and the absence of any adverse material change in the financial condition and prospects of Fleetmatics and the industry and in the financial markets in general, which could affect the public trading value of the companies and the aggregate value and the equity value of the transactions to which they are being compared. The fact that points in the range of implied value per Fleetmatics Share derived from the valuation of precedent transactions were less than or greater than the consideration is not necessarily dispositive in connection with Morgan Stanley’s analysis of the consideration for the Acquisition, but one of many factors Morgan Stanley considered. Mathematical analysis, such as determining the average or median, is not in itself a meaningful method of using comparable transaction data.

Other Information

Morgan Stanley observed additional factors that were not considered part of Morgan Stanley’s financial analysis with respect to its opinion, but which were noted as reference data for the Fleetmatics Board including the following information described under the sections titled “Trading Ranges” and “Equity Research Analysts’ Future Price Targets”.

Trading Ranges

Morgan Stanley noted the trading range with respect to the historical share prices of Fleetmatics Shares. Morgan Stanley reviewed the range of Closing Prices of Fleetmatics Shares for various periods ending on 26 July 2016. Morgan Stanley observed the following:

Range of Trading Prices
Last 3 Months	$36.18 – $45.51
Last 6 Months	$35.23 – $45.51
Last 12 Months	$35.23 – $61.75

Equity Research Analysts’ Future Price Targets

Morgan Stanley reviewed future public market trading price targets for Fleetmatics Shares prepared and published by equity research analysts prior to 26 July 2016. These one-year forward targets reflected each analyst’s estimate of the future public market trading price of Fleetmatics Shares. The range of undiscounted analyst price targets per Fleetmatics Share was U.S.$36.00 to U.S.$57.00 per share as of 26 July 2016. The range of analyst price targets per Fleetmatics Share discounted for one year at a rate of 10.0%, which was selected by Morgan Stanley, upon the application of its professional judgment and experience, to reflect Fleetmatics’ cost of equity, was U.S.$33.00 to U.S.$52.00 per share as of 26 July 2016.

The public market trading price targets published by equity research analysts do not necessarily reflect current market trading prices for Fleetmatics Shares, and these estimates are subject to uncertainties, including the future financial performance of Fleetmatics and future financial market conditions.

General

Morgan Stanley performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a financial opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor it considered. Morgan Stanley believes that selecting any portion of its analyses, without considering all analyses as a whole, would create an incomplete view of the process underlying its analyses and opinion. In addition, Morgan Stanley may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be Morgan Stanley’s view of the actual value of Fleetmatics. In performing its analyses, Morgan Stanley made numerous assumptions with respect to industry performance, general business, regulatory, economic, market and financial conditions, and other matters. Many of these assumptions are beyond the control of Fleetmatics and variations to such financial assumptions and methodologies may impact the results of Morgan Stanley’s analysis. Any estimates contained in Morgan Stanley’s analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favourable than those suggested by such estimates.

Morgan Stanley conducted the analyses described above in connection with its analysis and preparation of its opinion, dated 29 July 2016, to the Fleetmatics Board as to the fairness and reasonableness from a financial point of view of the Consideration to be received by the Fleetmatics Shareholders pursuant to the Transaction Agreement. These analyses do not purport to be appraisals or to reflect the prices at which Fleetmatics Shares might actually trade.

The Consideration to be received by Fleetmatics Shareholders pursuant to the Transaction Agreement was determined through arm’s-length negotiations between Fleetmatics and Verizon and was approved by the Fleetmatics Board. Morgan Stanley acted as financial adviser to the Fleetmatics Board during these negotiations. Morgan Stanley did not, however, recommend any specific consideration to Fleetmatics or the Fleetmatics Board or that any specific consideration constituted the only appropriate consideration for the Acquisition. Morgan Stanley’s opinion did not in any manner address the underlying business decision of the Fleetmatics Board to recommend that Fleetmatics Shareholders vote their shares in favour of the Acquisition and its opinion did not in any way constitute a recommendation by any member of the Morgan Stanley Group as to how any holder of securities in Fleetmatics should act or vote at the Meetings to be held in connection with the acquisition or whether any holder of securities in Fleetmatics should take any other action in connection with the Acquisition.

Morgan Stanley’s opinion and its presentation to the Fleetmatics Board was one of many factors taken into consideration by the Fleetmatics Board in deciding to approve, adopt and authorize the Transaction Agreement.

The Morgan Stanley Group is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. The Morgan Stanley Group’s securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing, and financial advisory services. In the ordinary course of business, the Morgan Stanley Group and each member of the

Morgan Stanley Group’s respective directors, officers and employees may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debt or equity securities or loans of Verizon and its affiliates, Fleetmatics and its affiliates, or any other company, or any currency or commodity, that may be involved in the acquisition, or any related derivative instrument.

As compensation for its services relating to the acquisition, Fleetmatics has agreed to pay Morgan Stanley a fee of approximately U.S.$33.3 million, U.S.$1.5 million of which was payable upon the rendering of its opinion and approximately U.S.$31.8 million of which is contingent upon the consummation of the Acquisition. In addition to such fee, Fleetmatics has agreed to reimburse Morgan Stanley for its expenses incurred in performing its services, including reasonable fees of outside counsel and other professional advisers. Fleetmatics also has agreed to indemnify Morgan Stanley and its affiliates, their respective officers, directors, employees and agents and each other person, if any, controlling Morgan Stanley or any of its affiliates against certain liabilities and expenses, including certain liabilities under the federal securities laws, related to or arising out of or in connection with Morgan Stanley’s engagement.

In the two years prior to the date of its opinion, Morgan Stanley has provided financing services for Verizon, including an affiliate of Morgan Stanley currently acting as a lender to Verizon, for which such services Morgan Stanley and its affiliates have received aggregate fees of approximately U.S.$11.4 million. In addition, subsequent to rendering the Morgan Stanley Fairness Opinion, Morgan Stanley was engaged and is currently providing financing services to Verizon, unrelated to the Acquisition, and may also seek to provide in the future, financial advisory and/or financing services to Verizon and its affiliates and Fleetmatics and its affiliates and would expect to receive fees for the rendering of these services.

12	Certain Financial Projections

Except for quarterly and annual guidance, Fleetmatics does not, as a matter of course, publicly disclose forecasts or projections as to future performance, earnings or other results due to the inherent unpredictability of the underlying assumptions, estimates and projections. In the normal course of its financial planning, management of Fleetmatics prepared and provided to the Fleetmatics Board and Morgan Stanley projections and directed Morgan Stanley to use the projections in connection with the rendering of its fairness opinion to the Fleetmatics Board and performing its related financial analyses, as described above under the heading “Opinion of Fleetmatics’ Financial Adviser” in paragraph 11 of Part 3 (Information Required under Section 452 of the Act) of this document. Fleetmatics did not provide the projections to Verizon or Bidco, except as otherwise set forth below in—Other Information.

The projections were not prepared with a view toward public disclosure; and, accordingly, do not necessarily comply with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts, or GAAP. Neither Fleetmatics’ independent registered public accounting firm, nor any other independent accountants, have audited, reviewed, compiled or performed any procedures with respect to the projections or expressed any opinion or any form of assurance related thereto. The financial projections are not included in this document to induce any shareholder to vote in favour of the Scheme or any of the other proposals to be voted on at the EGM, but only because these financial projections were utilised by Morgan Stanley in connection with the preparation of the Morgan Stanley Fairness Opinion and used by the Fleetmatics Board in its consideration of a potential transaction.

While presented with numerical specificity necessarily, the projections were based on numerous variables and assumptions that are inherently uncertain and many of which are beyond the control of Fleetmatics’ management. Fleetmatics’ management believed that such assumptions were reasonable at the time the projections were prepared. Because the projections cover multiple years, by their nature, they become subject to greater uncertainty with each successive year.

The financial projections referred to as the “Management Case” for each of the years ending 31 December 2016 through 31 December 2020 were based on Fleetmatics’ management’s projections of future financial performance. The financial projections for each of the fiscal years ending 31 December 2021 through 31 December 2025 were based on an extrapolation of Fleetmatics’ management’s financial projections for the fiscal years ending 31 December 2016 through 31 December 2020 prepared by Morgan Stanley at the direction, and with the approval, of Fleetmatics management and utilising assumptions provided to Morgan Stanley by Fleetmatics’ management. The primary assumptions included in these extrapolations were a steady-state revenue growth rate of 3.0%, a long-term Adjusted EBITDA margin of 38% and a terminal tax rate of 7.2% for the year ending 31 December 2025. Important factors that may affect actual results and result in the projections not being achieved include, but are not limited to, failure to effectively and efficiently attract, sell to and retain small-to-medium size business (SMB) customers, the loss of, or a significant reduction in subscriptions from, enterprise customers, introduction of new products and increased sales of new products, impact of competitive products and pricing, the effect of adverse economic conditions or reduction in spending on information technology solutions, particularly by SMB service and distribution customers, fluctuations in foreign currency exchange rates, and other risk factors described in Fleetmatics’ annual report on Form 10-K for the fiscal year ended 31 December 2015, subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. In addition, the projections may be affected by Fleetmatics’ ability to achieve strategic goals, objectives and targets over the applicable period.

The financial projections referred to as the “Street Case” for each of the years ending 31 December 2016 through 31 December 2018 were based on publicly available consensus equity research analyst estimates of the future financial performance of Fleetmatics. The financial projections for each of the fiscal years ending 31 December 2019 through 31 December 2025 were based on an extrapolation of such financial projections for the fiscal years ending 31 December 2016 through 31 December 2018 prepared by Morgan Stanley at the direction, and with the approval, of Fleetmatics’ management and utilising assumptions provided to Morgan Stanley by Fleetmatics’ management. The primary assumptions included in these extrapolations were a steady-state revenue growth rate of 3.0%, a long-term Adjusted EBITDA margin of 40% and a terminal tax rate of 12.0% for the year ending 31 December 2025. The primary assumptions in the “Street Case” differed from the primary assumptions in the “Management Case” principally because the “Management Case” was updated to take into account fiscal 2016 year to date performance, including the quarter ended 30 June 2016. Important factors that may affect actual results and result in the projections not being achieved include, but are not limited to, failure to effectively and efficiently attract, sell to and retain small-to-medium size business (SMB) customers, the loss of, or a significant reduction in subscriptions from, enterprise customers, introduction of new products and increased sales of new products, impact of competitive products and pricing, the effect of adverse economic conditions or reduction in spending on information technology solutions, particularly by SMB service and distribution customers, fluctuations in foreign currency exchange rates, and other risk factors described in Fleetmatics’ annual report on Form 10-K for the fiscal year ended 31 December 2015, subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. In addition, the projections may be affected by Fleetmatics’ ability to achieve strategic goals, objectives and targets over the applicable period.

Accordingly, there can be no assurance that the projections will be realised, and actual results may vary materially from those shown. The inclusion of the projections in this document should not be regarded as an indication that Fleetmatics or any of its affiliates, advisers or representatives considered or consider the projections to be necessarily predictive of actual future events, and the projections should not be relied upon as such. Neither Fleetmatics, Verizon nor any of their respective affiliates, advisers, officers, directors or representatives can give any assurance that actual results will not differ from the projections, and none of them undertakes any obligation to update or otherwise revise or reconcile the projections to reflect circumstances existing after the date the projections were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the projections are shown to be in error. Fleetmatics does not intend to make publicly available any update or other revision to the projections, except as otherwise required by law. Neither Fleetmatics, Verizon nor any of their respective affiliates, advisers, officers, directors or representatives has made or makes any representation to any Fleetmatics Shareholders or other person regarding the ultimate performance of Fleetmatics compared to the information contained in the projections or that the projections will be achieved. Fleetmatics has made no representation to Verizon or Bidco, in the Transaction Agreement or otherwise, concerning the projections.

Certain of the projected financial information set forth herein may be considered non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by Fleetmatics may not be comparable to similarly titled amounts used by other companies.

In light of the foregoing factors and the uncertainties inherent in the projections, Fleetmatics Shareholders are cautioned not to place undue, if any, reliance on the projections.

The following is a summary of the projections provided by Fleetmatics’ management to Morgan Stanley and the Fleetmatics Board:

Projections (Management Case)

	Fiscal Year Ending December 31,
(in millions)	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
Revenue	$335	$397	$496	$610	$725	$840	$947	$1,038	$1,107	$1,145
Adjusted EBITDA (1)	104	126	160	210	271	315	356	392	419	435
Depreciation and Amortisation (Excluding Amortisation of Deferred Commission)	(35)	(39)	(39)	(36)	(42)	(54)	(69)	(83)	(97)	(109)
Stock-based compensation expense	(34)	(33)	(35)	(36)	(37)	(43)	(49)	(54)	(57)	(59)
Taxes	(3)	(6)	(8)	(12)	(14)	(16)	(17)	(18)	(19)	(19)
Net Operating Profit After Taxes (2)	31	48	78	126	178	202	222	237	246	248
Depreciation and Amortisation	47	50	51	50	62	79	96	113	128	142
Capital Expenditures and Capitalised Software	(42)	(48)	(58)	(65)	(71)	(81)	(90)	(97)	(102)	(104)
Acquisition Cash Consideration	(45)	(106)	(60)	(71)	(36)	(34)	(30)	(22)	(12)	—
Changes in Operating Working Capital	(12)	(19)	(21)	(32)	(22)	(21)	(20)	(17)	(13)	(7)
Unlevered Free Cash Flow (3)	(21)	(74)	(9)	8	112	144	178	213	247	278

(1)	Adjusted EBITDA is a non-GAAP financial measure defined as net income (loss) plus provision for (benefit from) income taxes; interest (income) expense, net; foreign currency transaction (gain) loss, net; depreciation and amortisation of property and equipment; amortisation of capitalised in-vehicle devices owned by customers; amortisation of intangible assets; stock-based compensation; certain non-recurring litigation and settlement costs; loss on extinguishment of debt; contingent consideration expense; and certain acquisition-related transaction costs.
(2)	Net Operating Profit After Taxes is a non-GAAP financial measure defined as Adjusted EBITDA less depreciation and amortisation (excluding amortisation of deferred commission), less stock-based compensation expense and less taxes.
(3)	Unlevered Free Cash Flow is a non-GAAP financial measure defined as net operating profit after taxes plus depreciation and amortisation, less capital expenditures (including capitalised software) and acquisition cash consideration, and adjusted for changes in operating working capital.

Projections (Street Case)

	Fiscal Year Ending December 31,
(in millions)	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
Revenue	$344	$406	$476	$548	$620	$690	$755	$810	$854	$884
Adjusted EBITDA (1)	115	140	169	198	228	259	287	314	336	354
Depreciation and Amortisation (Excluding Amortisation of Deferred Commission)	(44)	(48)	(58)	(65)	(72)	(79)	(84)	(89)	(92)	(93)
Stock-based compensation expense	(27)	(33)	(38)	(44)	(50)	(55)	(60)	(65)	(68)	(71)
Taxes	(4)	(7)	(9)	(11)	(13)	(15)	(17)	(19)	(21)	(23)
Net Operating Profit After Taxes (2)	40	52	65	79	94	110	125	141	155	167
Depreciation and Amortisation	56	62	72	80	88	94	100	103	105	104
Capital Expenditures and Capitalised Software	(46)	(47)	(54)	(61)	(67)	(73)	(78)	(81)	(83)	(84)
Acquisition Cash Consideration	—	—	—	—	—	—	—	—	—	—
Changes in Operating Working Capital	0	(5)	(6)	(6)	(6)	(5)	(5)	(4)	(3)	(2)
Unlevered Free Cash Flow (3)	50	61	77	92	109	126	143	159	173	185

(1)	Adjusted EBITDA is a non-GAAP financial measure defined as net income (loss) plus provision for (benefit from) income taxes; interest (income) expense, net; foreign currency transaction (gain) loss, net; depreciation and amortisation of property and equipment; amortisation of capitalised in-vehicle devices owned by customers; amortisation of intangible assets; stock-based compensation; certain non-recurring litigation and settlement costs; loss on extinguishment of debt; contingent consideration expense; and certain acquisition-related transaction costs.
(2)	Net Operating Profit After Taxes is a non-GAAP financial measure defined as Adjusted EBITDA less depreciation and amortisation (excluding amortisation of deferred commission), less stock-based compensation expense and less taxes.
(3)	Unlevered Free Cash Flow is a non-GAAP financial measure defined as net operating profit after taxes plus depreciation and amortisation, less capital expenditures (including capitalised software) and acquisition cash consideration, and adjusted for changes in operating working capital.

Other Information. Fleetmatics also provided certain prospective financial information to Verizon that was prepared by management solely for the purposes of advocating for an increased offer price from Verizon and Bidco during the course of negotiations between the parties. This prospective financial information consisted principally of revenue and Adjusted EBITDA. This prospective financial information was based on numerous assumptions, including increased retention of SMB customers, increased sales to new and existing customers, and increased average revenue per unit as a result of the successful introduction of sales and marketing strategies and the market acceptance of new products, and did not include the same risk adjustments related to achieving any of those opportunities as were included in the “Management Case”. This prospective financial information (the “Advocacy Case”) reflected financial projections which Fleetmatics Management considered aspirational and, as such, was not risk-adjusted in the same manner as the Management Case. Accordingly, the Advocacy Case was not used by Morgan Stanley in connection with the preparation of the Morgan Stanley Fairness Opinion or by the Fleetmatics Board in its consideration of a potential transaction. The information provided to Verizon included the following non-risk adjusted financial metrics: (a) Estimated revenue of U.S.$339.6 million in 2016; U.S.$423.8 million in 2017; U.S.$532.8 million in 2018; U.S.$673.6 million in 2019; and U.S.$816.5 million in 2020 and (b) estimated Adjusted EBITDA of U.S.$106.7 million in 2016; U.S.$142.4 million in 2017; U.S.$175.2 million in 2018; U.S.$240.8 million in 2019 and U.S.$317.7 million in 2020. These additional, incremental upside opportunities financial metrics were prepared by Fleetmatics’ management for purposes of advocating for an increased offer price from Verizon and Bidco and not with a view toward public disclosure. The inclusion of this information in this document should not be regarded as an indication that Fleetmatics or any of its affiliates, advisers or representatives considered or consider such information to be predictive of actual future events, and such information should not be relied upon as such.

The Panel considers the prospective financial information for Fleetmatics for each of the ten fiscal years ending 2025 contained in both the “Management Case” and the “Street Case” and used by Morgan Stanley in connection with its financial analyses for the purpose of preparing the Morgan Stanley Fairness Opinion, to fall within the parameters of Rule 28 of the Irish Takeover Rules. The Panel also considers the prospective financial information for Fleetmatics contained in the “Advocacy Case” and provided to Verizon to fall within the parameters of Rule 28 of the Irish Takeover Rules. Rule 28 sets out those profit forecasts which are required to be examined and reported upon by the auditors to a company.

However, the Panel decided to waive the requirement under Rule 28.3 to have such prospective financial information for Fleetmatics examined and reported on by Fleetmatics’ reporting accountants, PricewaterhouseCoopers, as a result of the following exceptional circumstances:

(i)	in compliance with United States securities laws, as advised by its U.S. legal advisers, Fleetmatics is including the prospective financial information in this document in order to provide shareholders with the financial information with which to make a decision regarding whether to approve the Scheme;

(ii)	PricewaterhouseCoopers has confirmed in writing to the Panel that they would be unable, as reporting accountants, to provide the profit forecast reports required under Rule 28.3 of the Irish Takeover Rules in respect of such prospective financial information; and

(iii)	the prospective financial information was not prepared as part of Fleetmatics’ normal budgeting process with the intent of publication, and therefore does not meet the exacting criteria of profit forecasts within the meaning of Rule 28 of the Irish Takeover Rules.

13	Action to be Taken

Your attention is drawn to the summary of the action to be taken at pages 20-26 of this document.

14	Further Information

The terms of the Scheme are set out in full in Part 4 (The Scheme of Arrangement) of this document. Your attention is drawn to the conditions and further terms of the Acquisition set out in the remaining parts of this document, all of which form part of this document.

PART 4

THE SCHEME OF ARRANGEMENT

THE HIGH COURT

IN THE MATTER OF

FLEETMATICS GROUP PLC

AND IN THE MATTER OF

THE COMPANIES ACT 2014

SCHEME OF ARRANGEMENT

(UNDER CHAPTER 1 OF PART 9 OF THE COMPANIES ACT 2014)

BETWEEN

FLEETMATICS GROUP PLC

AND

THE HOLDERS OF THE SCHEME SHARES

(AS HEREINAFTER DEFINED)

PRELIMINARY

(A)	In this Scheme, unless inconsistent with the subject or context, the following expressions bear the following meanings:

“Acquisition”	the proposed acquisition by Bidco of Fleetmatics by means of the Scheme or the Takeover Offer (and any such Scheme or Takeover Offer as it may be revised, amended or extended from time to time) pursuant to the Transaction Agreement (whether by way of the Scheme or the Takeover Offer in accordance with the terms of the Transaction Agreement) (including the payment by Bidco of the aggregate Consideration pursuant to the Scheme or the Takeover Offer), as described in the Rule 2.5 Announcement and provided for in the Transaction Agreement;

“Act”	the Irish Companies Act 2014 and all enactments which are to be read as one with, or construed or read together as one with, the Irish Companies Act 2014;

“Antitrust Laws”	the HSR Act and any other federal, state or foreign Law designed to prohibit, restrict or regulate actions for the purpose or effect of monopolisation, competition, antitrust or restraint of trade;

“Antitrust Order”	any legislative, administrative or judicial action, decree, judgment, injunction, decision or other order (whether temporary, preliminary or permanent) that restricts, prevents or prohibits the consummation of the Acquisition or any other transactions contemplated by the Transaction Agreement under any Antitrust Law;

“Bidco”	Verizon Business International Holdings B.V., a private limited liability company incorporated under the laws of the Netherlands and an indirect wholly-owned subsidiary of Verizon;

“Business Day”	any day, other than a Saturday, Sunday or a day on which banks in Ireland or in the State of New York are authorised or required by law or executive order to be closed;

“Cancellation Record Time”	11.59 p.m. (Irish time) on the day before the High Court hearing to sanction the Scheme;

“Cancellation Shares”	any Fleetmatics Shares in issue before the Cancellation Record Time, but excluding, in any case, the Transfer Shares and the Excluded Shares;

“Conditions”	the conditions to the Scheme and the Acquisition set out in Appendix III of the Rule 2.5 Announcement, and “Condition” means any one of the Conditions;

“Consideration”	the cash consideration of U.S.$60.00 per Fleetmatics Share payable to Scheme Shareholders for each Fleetmatics Share cancelled or transferred pursuant to the Scheme or such greater cash amount in U.S.$ which may be agreed by Bidco and Fleetmatics and approved or imposed by the High Court and, to the extent required, consented to by the Panel;

“Court Meeting”	the meeting of the Scheme Shareholders (and any adjournment thereof) convened by the directors of Fleetmatics pursuant to Section 450 of the Act for the purpose of their considering, and voting on, a resolution proposing that the Scheme (with or without modification) be agreed to;

“Effective Date”	the date on which this Scheme becomes effective in accordance with its terms;

“Effective Time”	the time on the Effective Date at which the Scheme Order and a copy of the minute required by Section 86 of the Act are registered by the Registrar of Companies;

“End Date”	31 December 2016; provided, that if as of such date all Conditions (other than (i) Conditions 3(a) and/or 3(b), (ii) Condition 3(d) (if, in the case of this clause (ii), the reason for the failure of such Condition is an Antitrust Order) and/or (iii) Conditions 2(c) and 2(d) (if, in the case of this clause (iii), the reason for the failure of such Conditions is the failure of the Conditions set forth in clause (i) and/or (ii) of this definition to have been satisfied)) have been satisfied (or, in the sole discretion of the applicable party to the Transaction Agreement, waived (where applicable)) or would be satisfied (or, in the sole discretion of the applicable party to the Transaction Agreement, waived (where applicable)) if the Acquisition were completed on such date, the “End Date” shall be extended to 1 August 2017 and in such case all references in this document to the “End Date” shall be deemed to be to 1 August 2017;

“Excluded Shares”	the 815 Fleetmatics Shares held by Exchange Indemnity Company, an indirect wholly-owned subsidiary of Verizon;

“Fleetmatics” or the “Company”	Fleetmatics Group PLC incorporated in Ireland with registered number 516472;

“Fleetmatics Equity Award Holders”	the holders of Fleetmatics Options and/or Fleetmatics Share Awards;

“Fleetmatics ESPP”	the Fleetmatics’ Employee Stock Purchase Plan;

“Fleetmatics Option”	an option to purchase Fleetmatics Shares;

“Fleetmatics Shareholders”	Holders of Fleetmatics Shares;

“Fleetmatics Share” or “Fleetmatics Shares”	ordinary shares with a nominal value of €0.015 each in the capital of Fleetmatics;

“Fleetmatics Share Award”	an award denominated in Fleetmatics Shares, other than a Fleetmatics Option;

“Fleetmatics Share Plans”	the Fleetmatics Amended and Restated 2004 Share Option Plan, the Fleetmatics Amended and Restated 2011 Stock Option and Incentive Plan and the Fleetmatics ESPP;

“High Court”	the High Court of Ireland;

“Holder”	in relation to any Fleetmatics Share, the Member whose name is entered in the Register of Members as the holder of the Share and “Joint Holders” shall mean the Members whose names are entered in the Register of Members as the joint holders of the share, and includes any person(s) entitled by transmission;

“HSR Act”	the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder;

“Irish Takeover Rules”	the Irish Takeover Panel Act 1997, Takeover Rules, 2013, as amended;

“Members”	the members of Fleetmatics as recorded on its Register of Members at any relevant date, and “Member” will be interpreted accordingly;

“New Fleetmatics Shares”	the Fleetmatics Shares to be issued credited as fully paid up to Bidco pursuant to the Scheme;

“Panel”	the Irish Takeover Panel;

“Parties”	Fleetmatics, Verizon and Bidco, and “Party” shall mean either Fleetmatics, on the one hand, or Verizon or Bidco (whether individually or collectively) on the other hand (as the context requires);

“Paying Agent”	the bank or trust company appointed by Verizon (and reasonably acceptable to Fleetmatics) to act as paying agent for the payment of the Consideration;

“PJT Partners”	PJT Partners LP (financial adviser to Verizon);

“Reduction of Capital”	the reduction of the issued share capital of Fleetmatics by the cancellation of the Cancellation Shares to be effected as part of the Scheme as referred to in clause 1.1 of this Scheme;

“Register of Members”	the register of members maintained by Fleetmatics pursuant to the Act;

“Registrar of Companies”	the Registrar of Companies in Dublin 1, Ireland as defined in Section 2 of the Act;

“Restricted Jurisdiction”	any jurisdiction in relation to which Fleetmatics, Bidco or Verizon (as the case may be) is advised that the release, publication or distribution of the Scheme Document or the related proxy forms, would or might infringe the laws of that jurisdiction or would or might require compliance with any governmental or other consent or any registration, filing or other formality that Fleetmatics is unable to comply with or regards as unduly onerous to comply with;

“Restricted Overseas Shareholder”	a Scheme Shareholder (including an individual, partnership, unincorporated syndicate, limited liability company, unincorporated organisation, trust, trustee, executor, administrator or other legal representative) in, or resident in, or any Fleetmatics Shareholder whom Fleetmatics believes to be in, or resident in, a Restricted Jurisdiction;

“Rule 15 Proposal”	the proposal of Verizon to the Fleetmatics Equity Award Holders to be made in accordance with the relevant provisions of the Transaction Agreement, Rule 15 of the Irish Takeover Rules and the terms of the Fleetmatics Share Plans;

“Scheme” or “Scheme of Arrangement”	the proposed scheme of arrangement under Chapter 1 of Part 9 of the Act and the related reduction of capital under Sections 84 to 86 of the Act to effect the Acquisition pursuant to the Transaction Agreement, on the terms (including the Conditions) and for the Consideration and on such other terms and in such form not being inconsistent therewith as the Parties mutually agree in writing, including any revision thereof as may be so agreed between the Parties;

“Scheme Document”	the circular dated 8 September 2016 sent to Fleetmatics Shareholders (and for information only, to Fleetmatics Equity Award Holders) of which this Scheme forms part;

“Scheme Order”	the order or orders of the High Court sanctioning the Scheme under Section 453 of the Act and confirming the reduction of share capital which forms part of it under Section 85 of the Act;

“Scheme Record Time”	11.59 p.m. (Irish time) on the last Business Day before the Effective Date;

“Scheme Shareholder”	a Holder of Scheme Shares;

“Scheme Shares”	the Cancellation Shares and the Transfer Shares, excluding, for the avoidance of doubt, the Excluded Shares;

“Transaction Agreement”	the Transaction Agreement entered into between Fleetmatics, Bidco and Verizon dated 30 July 2016 and as amended by the amendment No. 1 between Fleetmatics, Verizon and Bidco, dated 22 August 2016 relating to, among other things, the implementation of the Acquisition as described in Part 1 (Letter of Recommendation from the Fleetmatics Board) of the Scheme Document;

“Transfer Shares”	the Fleetmatics Shares issued at or after the Cancellation Record Time and/or at or before the Scheme Record Time, excluding, for the avoidance of doubt, the Excluded Shares;

“$”or U.S.$”	United States dollars;

“U.S.” or “United States”	the United States of America, its territories and possessions, any State of the United States of America and the District of Columbia and all other areas subject to its jurisdiction;

“Verizon”	Verizon Communications Inc.; and

“Wells Fargo Securities”	Wells Fargo Securities, LLC (financial adviser to Verizon).

(B)	The authorised share capital of Fleetmatics on the date hereof consists of nominal value €1,527,845.39126822 divided into 66,666,663 Ordinary Shares of nominal value €0.015 each, 8,908,904 Series A Preferred Shares of nominal value €0.01375178 each, 6,150,095 Series B Preferred Shares of nominal value €0.01375178 each, 19,575,735 Series C Preferred Shares of nominal value €0.01 each, 5,000,004 Deferred Shares of nominal value €0.01 each, 3 A Deferred Shares of nominal value €0.005 each and 5,000,000 Undesignated Shares of nominal value €0.015. As at 31 August 2016, 39,194,150 Fleetmatics Shares were issued and credited as fully paid.

(C)	The purpose of the Scheme is to provide for the cancellation and transfer of the Scheme Shares in consideration for the payment by Bidco of the Consideration (without interest and less any applicable withholding taxes) to the Scheme Shareholders.

(D)	Verizon and Bidco have agreed to appear by counsel on the hearing of the petition to sanction this Scheme and to submit thereto. Verizon and Bidco undertake to the High Court to be bound by and to execute and do and procure to be executed and done all such documents, acts and things as may be necessary or desirable to be executed or done by it for the purpose of giving effect to this Scheme.

THE SCHEME

1	Cancellation of the Cancellation Shares

1.1	Pursuant to Sections 84 to 86 and Chapter 1 of Part 9 of the Act and Articles 12 and 13 of the Articles of Association of Fleetmatics, the issued share capital of Fleetmatics shall be reduced by cancelling and extinguishing all of the Cancellation Shares without thereby reducing the authorised share capital of Fleetmatics.

1.2	Forthwith and contingently upon the Reduction of Capital taking effect:

(a)	the issued share capital of Fleetmatics shall be increased to its former amount by the allotment of such number of New Fleetmatics Shares as shall be equal to the number of Cancellation Shares, with each such New Fleetmatics Share having the same rights as the Cancellation Shares so cancelled; and

(b)	the reserve arising in Fleetmatics’ books of account as a result of the said Reduction of Capital shall be capitalised and applied in paying up in full at par the New Fleetmatics Shares allotted pursuant to clause 1.2(a), which shall be allotted and issued credited as fully paid to Bidco.

1.3	Such New Fleetmatics Shares shall be allotted and issued to Bidco credited as fully paid and free from all liens, charges, encumbrances, rights of pre-emption and any other third party rights of any nature whatsoever.

2	Acquisition of Transfer Shares

Contingently upon and immediately following the cancellation of the Cancellation Shares becoming effective in accordance with the terms of this Scheme, the allotment of the New Fleetmatics Shares referred to in Clause 1.2(a) of this Scheme and the registration of such New Fleetmatics Shares in the name of Bidco, Bidco shall automatically, and without any further action required, acquire the Transfer Shares (including the legal and beneficial interest therein) of each Holder appearing in the Register of Members at the Scheme Record Time as the Holder of Transfer Shares fully paid, free from all liens, equities, charges, encumbrances and other interests and together with all and any rights at the date of this Scheme or thereafter attached thereto including voting rights and the right to receive and retain in full all dividends and other distributions declared, paid or made thereon, on the Effective Date.

3	Consideration for the Cancellation Shares, the Transfer Shares and the allotment of the New Fleetmatics Shares

3.1

In consideration for the cancellation of the Cancellation Shares pursuant to clause 1.1, the transfer of the Transfer Shares pursuant to clause 2 and the allotment and issue of the New Fleetmatics Shares as provided in clause 1.2, Bidco shall pay the Consideration (without interest and less any applicable withholding taxes) to each Holder appearing in the Register of Members at the Scheme Record Time as the Holder of Scheme Shares in accordance with the provisions of clause 4 below.

3.2	Neither Bidco nor Fleetmatics shall be liable to any Scheme Shareholder for any cash payment, dividends or distributions with respect to Scheme Shares delivered to a public official in compliance with any abandoned property, escheat or law permitting attachment of money or property or similar law.

4	Settlement of Consideration

4.1	Verizon will, prior to the Cancellation Record Time, appoint the Paying Agent to effect the technical implementation of the settlement of the Consideration. For this purpose, no later than the second Business Day after the Effective Date, Bidco shall deposit, or cause to be deposited, with the Paying Agent, for the benefit of the Fleetmatics Shareholders, cash in an amount equal to the aggregate amount of Consideration.

5	Overseas Shareholders

5.1	The provisions of clauses 2, 3 and 4 shall be subject to any prohibition or condition imposed by law.

5.2	Notwithstanding the provisions of clause 6.1, Fleetmatics retains the right to permit the release, publication or distribution of the Scheme Document or the proxy cards to any Restricted Overseas Shareholder who satisfies Fleetmatics (in its sole discretion) that doing so will not infringe the laws of the relevant Restricted Jurisdiction or require compliance with any governmental or other consent or any registration, filing or other formality that Fleetmatics is unable to comply with or regards as unduly onerous to comply with.

6	The Effective Date

6.1	This Scheme shall become effective on delivery to the Registrar of Companies of the Court Order together with the minute required by Section 86 of the Act confirming the Reduction of Capital to take place in connection with the Acquisition and the Reduction of Capital becomes effective upon the registration of the Court Order and minute by the Registrar of Companies, all of which deliveries shall be subject to clause 6.3.

6.2	Unless this Scheme shall have become effective and unconditional on or before the End Date, or such later date (if any), as Fleetmatics and Bidco may agree with the consent of the Panel and/or the High Court where required, it shall not proceed and all undertakings given to the Court in respect of the Scheme shall be deemed to have lapsed with immediate effect.

6.3	Fleetmatics, Verizon and Bidco have agreed (pursuant to the Transaction Agreement) that in certain circumstances the necessary actions to seek sanction of this Scheme may not be taken.

7	Modification

Fleetmatics, Verizon and Bidco may jointly consent on behalf of all persons concerned to any modification of or addition to this Scheme or any condition that the High Court may approve or impose.

8	Costs

Fleetmatics is authorised and permitted to pay all of the costs and expenses relating to the negotiation, preparation, approval and implementation of this Scheme.

9	Governing Law

The Scheme shall be governed by, and interpreted in accordance with the laws of Ireland and Fleetmatics and the Scheme Shareholders hereby agree that the High Court shall have exclusive jurisdiction to hear and determine any suit, action or proceeding or to settle any dispute which may arise in relation thereto.

Dated: 8 September 2016

PART 5

CONDITIONS AND FURTHER TERMS OF THE ACQUISITION AND THE SCHEME

Part A

The Acquisition and the Scheme will comply with the Irish Takeover Rules and, where relevant, the respective rules and regulations of the Act and the United States Securities Exchange Act of 1934 (as amended), and are subject to the terms and conditions set out in the Rule 2.5 Announcement and this document. The Acquisition and the Scheme are governed by the laws of Ireland.

Conditions

The Acquisition and the Scheme will be subject to the conditions set out in Part A of this Part 5, including the definitions set out in Part B of this Part 5 and, as applicable, Part 9 of this document, which are incorporated into Part A by reference (the “Conditions”):

1	The Acquisition will be conditional upon the Scheme becoming effective and unconditional by not later than the End Date (or such earlier date as may be specified by the Panel, or such later date as Verizon and Fleetmatics may, with (if required) the consent of the Panel, agree and (if required) the High Court may allow).

2	The Scheme will be conditional upon:

2.1	the approval of the Scheme by a majority in number of the Fleetmatics Shareholders representing at least three-fourths (75%) in value of the Fleetmatics Shares, at the Voting Record Time, held by such holders, present and voting either in person or by proxy, at the Court Meeting (or at any adjournment of such meeting) held no later than the End Date;

2.2	the EGM Resolutions to be proposed at the Extraordinary General Meeting for the purposes of approving and implementing the Scheme, the reduction of capital of Fleetmatics necessary to implement the Scheme, changes to the articles of association of Fleetmatics and such other matters as Fleetmatics reasonably determines to be necessary or desirable for the purposes of implementing the Acquisition as have been approved by Verizon and which are set out in the notice of the Extraordinary General Meeting being duly passed by the requisite majority of Fleetmatics Shareholders at the Extraordinary General Meeting (or at any adjournment of such meeting) held no later than the End Date;

2.3	the sanction by the High Court (with or without material modification, but subject to any such modification being acceptable to each of Fleetmatics and Verizon) of the Scheme pursuant to Sections 449 to 455 of the Act and the confirmation by the High Court under Sections 84 and 85 of the Act of the reduction of capital necessary to implement the Scheme on or before the End Date (the date on which the Condition in this paragraph 2.3 is satisfied, the “Sanction Date”); and

2.4	office copies of the Court Order and the minute required by Section 86 of the Act in respect of the reduction of capital (referred to in paragraph 2.3) being delivered for registration to the Registrar of Companies and registration of the Court Order and minute confirming the reduction of capital necessary to implement the Scheme by the Registrar of Companies.

3	The Verizon Parties and Fleetmatics have agreed that, subject to paragraph 5 of this Part 5, the Acquisition will also be conditional upon the following matters having been satisfied or waived by each of the Parties as of the Sanction Date:

3.1	all applicable waiting periods in connection with the Acquisition under the HSR Act shall have expired or been terminated;

3.2	to the extent that the Acquisition or its implementation constitutes a concentration within the scope of the EC Merger Regulation or is otherwise a concentration that is subject to the EC Merger Regulation, the European Commission deciding that the Acquisition is compatible with the common market pursuant to Article 6 of the EC Merger Regulation;

3.3	the Transaction Agreement shall not have been terminated in accordance with its terms; and

3.4	no Law or injunction, restraint or prohibition by any court of competent jurisdiction or Antitrust Order by any Relevant Authority which prohibits consummation of the Acquisition shall have been enacted or effected and shall continue to be in effect.

4	The Verizon Parties and Fleetmatics have agreed that, subject to paragraph 5 of this Part 5 the Verizon Parties’ obligation to effect the Acquisition will also be conditional upon the following matters having been satisfied (or waived by Verizon) as of the Sanction Date:

4.1	except where the consequences thereof would not, individually or in the aggregate, have or reasonably be expected to have a Fleetmatics Material Adverse Effect, all of the representations and warranties of Fleetmatics under the Transaction Agreement being true and correct (without giving effect to any Materiality Qualification set forth therein, if applicable) as at 1 August 2016 other than the representations and warranties of Fleetmatics under the Transaction Agreement that speak as of an earlier date, which representations and warranties were true and correct as of such earlier date;

4.2	since 1 August 2016, there has not been any event, development, occurrence, state of facts or change that has had, or would reasonably be expected to have, individually or in the aggregate, a Fleetmatics Material Adverse Effect;

4.3	save as disclosed on the Fleetmatics Disclosure Schedule,

(a)	the issued share capital of Fleetmatics being as set out in the representations and warranties set forth in clauses 6.1(b)(i) and clauses 6.1(b)(ii) of the Transaction Agreement, except for any de minimis inaccuracies;

(b)	except as set forth in clause 6.1(b)(i) of the Transaction Agreement, there are no shares of capital in issue or outstanding other than Fleetmatics Shares that have become outstanding after 28 July 2016, that were reserved for issuance as set forth in clause 6.1(c)(i) of the Transaction Agreement, except for any de minimis inaccuracies; and

(c)	except as set forth in clause 6.1(b)(i) of the Transaction Agreement, there are no outstanding subscriptions, options, warrants, puts, calls, exchangeable or convertible securities or other similar rights, agreements or commitments relating to the issuance of shares of capital to which Fleetmatics is a party obligating Fleetmatics to take any of the actions set forth in subclauses (I), (II), (III) or (IV) of the representation and warranty set forth in Clause 6.1(b)(iii)(B) of the Transaction Agreement, except in each case for any de minimis inaccuracies;

4.4	On the date on which the Pre-Sanction Period is scheduled to expire, by no later than noon, New York City time, Fleetmatics shall have delivered to Verizon an officer’s certificate, dated as of such date and signed by an executive officer of Fleetmatics, certifying on behalf of Fleetmatics to the effect that none of the circumstances that would give rise to the right of Verizon to terminate the Transaction Agreement under clause 9.1(a)(ix) of the Transaction Agreement is then existing; and

4.5	Fleetmatics shall have delivered to Verizon an officer’s certificate, dated as of the Sanction Date and signed by an executive officer of Fleetmatics, certifying on behalf of Fleetmatics to the effect that the Conditions set forth in paragraphs 4.1, 4.2 and 4.3 have been satisfied.

Certain further terms of the Acquisition

5	Subject to the requirements of the Panel:

5.1	Verizon and Fleetmatics reserve the right (but shall be under no obligation) to waive (to the extent permitted by applicable Law), in whole or in part, all or any of the conditions in paragraph 3 (provided that both Parties agree to any such waiver; provided, further, that, notwithstanding the foregoing, Verizon may waive the Conditions in paragraph 3.1 and/or paragraph 3.2 (to the extent permitted by applicable Law), in whole or in part, at its sole discretion and such determination shall be binding upon both Parties); and

5.2	Verizon reserves the right (but shall be under no obligation) to waive (to the extent permitted by applicable Law), in whole or in part, all or any of Conditions in paragraph 4.

6	The Scheme will lapse unless it is effective on or prior to the End Date.

7	If Verizon is required to make an offer for Fleetmatics Shares under the provisions of Rule 9 of the Irish Takeover Rules, Verizon may make such alterations to any of the Conditions set out in paragraphs 1, 2, 3 and 4 above as are necessary to comply with the provisions of that rule.

8	Verizon reserves the right, subject to the prior written approval of the Panel, to effect the Acquisition by way of a takeover offer in the circumstances described in and subject to the terms of clause 3.6 of the Transaction Agreement. Without limiting clause 3.6 of the Transaction Agreement, in such event, such offer will be implemented on terms and conditions that are at least as favourable to the Fleetmatics Shareholders (except for an acceptance condition set at 80% of the nominal value of the Fleetmatics Shares to which such an offer relates and which are not already in the beneficial ownership of Verizon so far as applicable) as those which would apply in relation to the Scheme.

9	As required by Rule 12(b)(i) of the Irish Takeover Rules, to the extent that the Acquisition would give rise to a concentration with a Community dimension within the scope of the EC Merger Regulation, the Scheme shall, except as otherwise approved by the Panel, lapse if the European Commission initiates proceedings in respect of that concentration under Article 6(1)(c) of the EC Merger Regulation or refers the concentration to a competent authority of a Member State under Article 9(1) of the EC Merger Regulation prior to the date of the Court Meeting.

10	Verizon reserves the right for one or more of its Subsidiaries from time to time to implement the Acquisition with the prior written approval of the Panel.

Part B

For the purpose of these Conditions, capitalised terms shall have the meanings as set forth above in these Conditions and:

“Antitrust Laws”, the HSR Act and any other federal, state or foreign Law designed to prohibit, restrict or regulate actions for the purpose or effect of monopolisation or restraint of trade;

“Antitrust Order”, any legislative, administrative or judicial action, decree, judgment, injunction, decision or other order (whether temporary, preliminary or permanent) that restricts, prevents or prohibits the consummation of the Acquisition or any other transactions contemplated by the Transaction Agreement under any Antitrust Law;

“Bidco”, Verizon Business International Holdings B.V.;

“Clearances”, all consents, clearances, approvals, permissions, permits, nonactions, orders and waivers to be obtained from, and all registrations, applications, notices and filings to be made with or provided to, any Relevant Authority or other third party in connection with the implementation of the Scheme and/or the Acquisition;

“Completion Date”, the date of completion of the Acquisition, as more particularly defined in clause 8.1(a)(i) of the Transaction Agreement;

“Court Hearing”, the hearing by the High Court of the Petition to sanction the Scheme under Section 449 to 455 of the Act;

“Court Meeting”, the meeting or meetings of the Fleetmatics Shareholders (and any adjournment thereof) convened pursuant to Section 450 of the Act to consider and, if thought fit, approve the Scheme (with or without amendment);

“Court Meeting Resolution”, the resolution to be proposed at the Court Meeting for the purposes of approving and implementing the Scheme;

“EGM Resolutions”, the resolutions to be proposed at the EGM for the purposes of approving and implementing the Scheme, the reduction of capital of Fleetmatics necessary to implement the Scheme, changes to the articles of association of Fleetmatics and such other matters as Fleetmatics reasonably determines to be necessary or desirable for the purposes of implementing the Acquisition as have been approved by Verizon (such approval not to be unreasonably withheld, conditioned or delayed);

“End Date”, 31 December 2016; provided, that if as of such date all Conditions (other than (i) Conditions 3.1 and/or 3.2, (ii) Condition 3.4 (if, in the case of this clause (ii), the reason for the failure of such Condition is an Antitrust Order) and/or (iii) Conditions 2.3 and 2.4 (if, in the case of this clause (iii), the reason for the failure of such Conditions is the failure of the Conditions set forth in clause (i) and/or (ii) of this definition to have been satisfied)) have been satisfied (or, in the sole discretion of the applicable Party, waived (where applicable)) or would be satisfied (or, in the sole discretion of the applicable Party, waived (where applicable)) if the Acquisition were completed on such date, the “End Date” shall be extended to 1 August 2017 and in such case all references in these Conditions to the “End Date” shall be deemed to be to 1 August 2017;

“Fleetmatics”, Fleetmatics Group PLC;

“Fleetmatics Disclosure Schedule”, shall have the meaning given to that term in clause 6.1 of the Transaction Agreement;

“Fleetmatics Material Adverse Effect”, such event, development, occurrence, state of facts or change that has (1) a material adverse effect on the ability of the Fleetmatics Group to consummate the transactions contemplated hereby or (2) a material adverse effect on the business, results of operations, or financial condition of Fleetmatics and its Subsidiaries, taken as a whole, but in each case excluding (a) events, developments, occurrences, states of facts or changes to the extent arising from (i) changes generally affecting the economy or the financial, debt, credit or securities markets (including changes in interest or exchange rates), in each case in the United States or elsewhere, (ii) changes generally affecting the industry in which Fleetmatics and its Subsidiaries operate, (iii) changes in any political conditions or developments in general, or resulting from any outbreak or escalation of hostilities, declared or undeclared acts of war or terrorism, or (iv) changes in the provisions of U.S. GAAP, the International Financial Reporting Standards, the International Accounting Standards Board or other accounting standards (or interpretations thereof) (provided, that in each of the foregoing clauses (i)-(iv), such events may be taken into account to the extent Fleetmatics is disproportionately affected relative to other similarly situated companies in the industry in which Fleetmatics and its Subsidiaries operate, in which case only the incremental disproportionate impact or impacts may be taken into account in determining whether or not there has been a Fleetmatics Material Adverse Effect); or (b) any decline in the stock price of the Fleetmatics Shares on the NYSE or any failure to meet internal or published projections, forecasts or revenue or earning predictions for any period (provided that the underlying causes of such decline or failure may, to the extent not otherwise excluded, be considered in determining whether there is a Fleetmatics Material Adverse Effect); or (c) any events, developments, occurrences, states of facts or changes resulting from the announcement or the existence of the Transaction Agreement or the transactions contemplated hereby, including the impact thereon on relationships (contractual or otherwise) with customers, vendors, lenders, employees or other business partners) and any litigation arising therefrom or with respect thereto (except that this clause (c) shall not apply with respect to Fleetmatics’ representations and warranties in clause 6.1(c)(iii) of the Transaction Agreement); or (d) any events, developments, occurrences, states of facts or changes resulting from the taking by Fleetmatics of any action expressly required by the Transaction Agreement, or the failure by Fleetmatics to take any action expressly prohibited by the Transaction Agreement (except that this clause (d) shall not apply with respect to any events, developments, occurrences, states of facts or changes resulting from any actions or omissions of Fleetmatics required to comply with clause 5.1 of the Transaction Agreement unless and only to the extent that any such events, developments, occurrences, states of facts or changes are the direct result of Verizon unreasonably withholding its consent to Fleetmatics’ written request for consent under clause 5.1 of the Transaction Agreement delivered in accordance with the notice requirements set forth in clause 10.2 of the Transaction Agreement);

“High Court”, the High Court of Ireland;

“HSR Act”, the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder;

“Law”, any federal, state, local, foreign or supranational law, statute, ordinance, rule, regulation, judgment, order, injunction, decree, agency requirement, licence or permit issued, enacted, promulgated, implemented or otherwise effected by or under the authority of any Relevant Authority;

“Materiality Qualification”, means, with respect to representations and warranties of Fleetmatics, all express qualifications or exceptions contained therein based on materiality (including any qualification related to the presence or absence of a Fleetmatics Material Adverse Effect) including all usages of “material”, “materially adverse”, or equivalent qualifiers;

“NYSE”, the New York Stock Exchange;

“Parties”, Fleetmatics and the Verizon Parties and “Party” shall mean either Fleetmatics, on the one hand, or Verizon or the Verizon Parties (whether individually or collectively), on the other hand (as the context requires);

“Person” or “person”, an individual, group (including a “group” under Section 13(d) of the Exchange Act), corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organisation or other entity or any Relevant Authority or any department, agency or political subdivision thereof;

“Pre-Sanction Period”, the period beginning at 12.01 a.m., New York City time on the tenth day prior to the date most recently scheduled and publicly announced as the date of the Court Hearing (as such date may be rescheduled and publicly announced from time to time in accordance with the Transaction Agreement, including without limitation, clause 3.1(q) of the Transaction Agreement, and applicable Law) and ending at 5.00 p.m., New York City time, on the day immediately preceding such date most recently scheduled and publicly announced as the date of the Court Hearing; provided, that, for the avoidance of doubt, if the date Court Hearing is so rescheduled and publicly announced as such, then such period shall be determined in reference to the date of such rescheduled and publicly announced Court Hearing;

“Relevant Authority”, any Irish, United States, foreign or supranational, federal, state or local governmental commission, board, body, division, political subdivision, bureau or other regulatory authority, agency, including courts and other judicial bodies, or any competition, antitrust or supervisory body, central bank, public international organisation or other governmental, trade or regulatory agency or body, securities exchange or any self-regulatory body or authority, including any instrumentality or entity designed to act for or on behalf of the foregoing, in each case, in any jurisdiction, including, for the avoidance of doubt, the Panel, the High Court and the U.S Securities and Exchange Commission;

“Resolutions”, collectively, the Court Meeting Resolution and the EGM Resolutions, which are set out in this document;

“Rule 2.5 Announcement”, the announcement made by the Parties pursuant to Rule 2.5 of the Irish Takeover Rules dated as of 1 August 2016;

“Verizon”, Verizon Communications Inc.;

“Verizon Parties”, together, Verizon and Bidco; and

“U.S. GAAP”, U.S. generally accepted accounting principles.

PART 6

INFORMATION ON VERIZON AND BIDCO

VERIZON

1.	Incorporation and Registered Office

Verizon is a holding company formerly known as Bell Atlantic Corporation that was incorporated in 1983 under the laws of the State of Delaware. Verizon began doing business as Verizon on 30 June 2000 following its merger with GTE Corporation. Verizon’s principal executive offices are located at 1095 Avenue of the Americas, New York, New York 10036.

2.	Directors

The names of the Verizon Directors and their respective functions are as follows:

Name	Position
Shellye L. Archambeau	Independent Director

Mark T. Bertolini	Independent Director

Richard L. Carrión	Independent Director

Melanie L. Healey	Independent Director

M. Frances Keeth	Lead Director (Independent)

Karl-Ludwig Kley	Independent Director

Lowell C. McAdam	Chairman of the Board

Donald T. Nicolaisen	Independent Director

Clarence Otis, Jr.	Independent Director

Rodney E. Slater	Independent Director

Kathryn A. Tesija	Independent Director

Gregory D. Wasson	Independent Director

Gregory G. Weaver	Independent Director

3.	Financial Information

In 2014, Verizon recorded income before taxation of $15.270 billion. In 2014, Verizon also generated GAAP revenue of U.S.$127.079 billion.

In 2015, Verizon recorded income before taxation of $28.240 billion. In 2015, Verizon also generated GAAP revenue of U.S.$131.620 billion.

The equity attributable to Verizon as of 31 December 2015 was U.S.$16.428 billion.

4.	Interests in the Share Capital of Verizon and, following the Effective Date, Fleetmatics

Based on the information that is available to Verizon as at the Latest Practicable Date with respect to interests in the share capital of Verizon, following the Effective Date, the following persons as shareholders of Verizon will have a direct or indirect interest in 5% or more of the relevant securities of Fleetmatics:

Name	Address
The Vanguard Group	100 Vanguard Blvd. Malvern, Pennsylvania 19355

BlackRock, Inc.	40 East 52nd Street, New York, New York 10022

BIDCO

1.	Establishment and Registered Office

Bidco, an indirect wholly-owned subsidiary of Verizon, was incorporated on 23 December 1987 and is a private limited liability company incorporated under the laws of the Netherlands, having its registered office at H.J.E. Wenckenbachweg 123, Amsterdam 1096 AM, The Netherlands. Bidco acts as a holding company for certain European and Asia Pacific operating affiliates of Verizon.

2.	Directors

The names of the managing directors of Bidco are Johan C. Schoeman, Trust International Management (T.I.M.) B.V., Erik W. Van Dijk and William P. Van Saders.

3.	Financial Information and Activities

For the financial years ended 30 November 2014 and 2015, being the last two financial years for which information has been published, Bidco had financial income of U.S.$75,247 and U.S.$112,538 respectively, loss before income tax of U.S.$179,124 and U.S.$14,590,065 respectively and net assets of U.S.$2,018,737,437 and U.S.$2,006,125,971 respectively.

The financial and trading prospects of Bidco if the Scheme becomes effective will depend on the strength of the Fleetmatics and other Verizon European and Asia Pacific operating subsidiaries held by Bidco and the sector in general.

4.	Interests in the Share Capital of Bidco and, following the Effective Date, Fleetmatics

Bidco is an indirect wholly-owned subsidiary of Verizon and immediately following the Effective Date, 100% of the relevant securities of Fleetmatics will be held by Bidco.

PART 7

FINANCIAL INFORMATION RELATING TO FLEETMATICS

1.	The consolidated balance sheets of Fleetmatics Group at 31 December 2014 and 31 December 2015 and the consolidated statements of operations, consolidated statements of shareholders’ equity, consolidated statements of comprehensive income and the consolidated statements of cash flows for the years ended 31 December 2013, 2014 and 2015 (including the notes thereto) are incorporated by reference into this document from Fleetmatics’ Annual Report on Form 10-K for the fiscal year ended 31 December 2015 filed with the SEC on 26 February 2016, as amended by Amendment No. 1 on 29 April 2016, and may be accessed at https://www.sec.gov/Archives/edgar/data/1526160/000119312516481972/d125231d10k.htm and https://www.sec.gov/Archives/edgar/data/1526160/000119312516569384/d167891d10ka.htm, respectively.

2.	The Fleetmatics Group’s consolidated unaudited balance sheet at 31 March 2016, consolidated unaudited statements of operations, consolidated unaudited statements of comprehensive income and consolidated unaudited statements of cash flows for the three months ended 31 March 2016 and 2015 (including the notes thereto) are also incorporated by reference into this document from Fleetmatics’ Quarterly Report on Form 10-Q for the quarter ended 31 March 2016 filed with the SEC on 6 May 2016 and may be accessed at https://www.sec.gov/Archives/edgar/data/1526160/000119312516581999/d168059d10q.htm.

3.	The Fleetmatics Group’s consolidated unaudited balance sheet at 30 June 2016, consolidated unaudited statements of operations, consolidated unaudited statements of comprehensive income for the three and six months ended 30 June 2016 and 2015, and consolidated unaudited statements of cash flows for the six months ended 30 June 2016 and 2015 (including the notes thereto) are also incorporated by reference into this document from Fleetmatics’ Quarterly Report on Form 10-Q for the quarter ended 30 June 2016 filed with the SEC on 5 August 2016 and may be accessed at https://www.sec.gov/Archives/edgar/data/1526160/000119312516673482/d160999d10q.htm.

4.	A Fleetmatics Shareholder may request a copy of the above financial information free of charge in writing or by telephone as follows: Fleetmatics Group PLC, Block C, Cookstown Court, Belgard Road, Tallaght, Dublin 24, Ireland, Tel: +353 1 413 1250. The request for a hard copy should confirm the identity of the Fleetmatics Shareholder and the address to which the documents should be posted. A hard copy of these documents will not be sent to any Fleetmatics Shareholder unless requested.

5.	In order to ensure timely delivery of documents, Fleetmatics Shareholders of record must make their request no later than 5 Business Days prior to the date of the Meetings.

6.	There are no known material changes in the financial or trading position subsequent to the last published audited accounts.

7.	The following table is intended to allow Fleetmatics Shareholders easily identify information in relation to Fleetmatics that is incorporated by reference:.

Information Source	Information Source
Net income or loss before income taxes, the provision for or benefit from income taxes, and earnings per share for the last 3 financial years and in respect of the most recent interim statement made since the last published audited accounts

Fleetmatics’ Annual Report on Form 10-K for the fiscal year ended 31 December 2015, page no. 74 (available at
https://www.sec.gov/Archives/edgar/data/1526
160/000119312516481972/d125231d10k.htm)

Quarterly Report on Form 10-Q for the quarter ended 30 June 2016, page no. 4 (available at
https://www.sec.gov/Archives/edgar/data/1526
160/000119312516673482/d160999d10q.htm).

A statement of assets and liabilities shown in the latest published audited accounts	Fleetmatics’ Annual Report on Form 10-K for the fiscal year ended 31 December 2015, page no. 73 (available at https://www.sec.gov/Archives/edgar/ data/1526160/000119312516481972/d125231d 10k.htm)

Information Source	Information Source
A cash flow statement if provided in the last published audited accounts	Fleetmatics’ Annual Report on Form 10-K for the fiscal year ended 31 December 2015, page no. 77 (available at https://www.sec.gov/Archives/edgar /data/1526160/000119312516481972/d125231d 10k.htm)

Significant accounting policies together with any points from the notes to the accounts which are of major relevance to an appreciation of the figures

Fleetmatics’ Annual Report on Form 10-K for the fiscal year ended 31 December 2015, page nos. 78-87 (available at https://www.sec.gov/Archives
/edgar/data/1526160/000119312516481972/d
125231d10k.htm

Quarterly Report on Form 10-Q for the quarter ended 31 March 2016, page nos. 7-9 (available at
https://www.sec.gov/Archives/edgar/data/152616
0/000119312516581999/d168059d10q.htm)

Quarterly Report on Form 10-Q for the quarter ended 30 June 2016, page nos. 7-9 (available at https://www.sec.gov/Archives/edgar/data/15261
60/000119312516673482/d160999d10q.htm)

8.	The information contained in this Part 7 is not required to be included pursuant to the rules and regulations of the Securities and Exchange Commission but is included solely to comply with the requirements of the Act and the Irish Takeover Rules in order to provide the information required under such laws to Fleetmatics Shareholders.

PART 8

ADDITIONAL INFORMATION

1	Responsibility

1.1	The Fleetmatics Directors (whose names are set out in paragraph 2 of this Part 8 (Additional Information) of this document) accept responsibility for the information contained in this document other than information relating to Verizon, Bidco, the Verizon Group, the Verizon Directors and members of their immediate families, related trusts and persons connected with them, for which the Verizon Directors accept responsibility. To the best of the knowledge and belief of the Fleetmatics Directors (who have taken all reasonable care to ensure that such is the case), the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

1.2	The Verizon Directors and the Bidco Directors (whose names are set out in paragraph 2 of Part 6 of this document (Information on Verizon and Bidco) of this document) accept responsibility for the information contained in this document relating to Verizon, Bidco, the Verizon Group, the Verizon Directors, the Bidco Directors and their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the Verizon Directors and the Bidco Directors (who have taken all reasonable care to ensure that such is the case), the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

2	Directors and Registered Office

The names of the Fleetmatics Directors and their respective functions are as follows:

Name	Position
Allison Mnookin	Director
Andrew G. Flett	Director
Brian Halligan	Director
Jack Noonan	Director
James F. Kelliher	Director
James M. Travers	Chairman of the Board
Liam Young	Director
Vincent R. De Palma	Director

The registered office of Fleetmatics is at Floors 1 And 2, Block C, Cookstown Court, Cookstown Industrial Estate, Tallaght, Dublin 24, Ireland.

3	Market Quotations

The following table shows the Closing Price of a Fleetmatics Share (i) on the first Trading Day in each of the six months prior to the date of this document, (ii) on 29 July 2016 (the last Business Day prior to the commencement of the Offer Period) and (iii) on the Latest Practicable Date.

Date	Closing Price (U.S.$)
1 February 2016	U.S.$44.59
1 March 2016	U.S.$36.75
1 April 2016	U.S.$40.37
2 May 2016	U.S.$36.44
1 Jun 2016	U.S.$41.76
1 July 2016	U.S.$43.28
29 July 2016	U.S.$42.96
31 August 2016	U.S.$59.87

4	Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of the Latest Practicable Date, regarding the beneficial ownership of Fleetmatics Shares:

•	by each person who is known by Fleetmatics to beneficially own more than 5% of outstanding Fleetmatics Shares;

•	by each of the Fleetmatics Directors;

•	by each of the named executive officers of Fleetmatics; and

•	by all of the Fleetmatics Directors and executive officers as a group.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Ownership (2)
The Vanguard Group, Inc. (3)	2,423,812	6.2%
Vanguard Investments Australia Ltd. (4)	2,404,223	6.1%
Riverbridge Partners, LLC (5)	2,030,783	5.2%
Gabelli Funds, LLC (6)	1,946,153	5.0%
Allison Mnookin	9,987	*
Andrew G. Flett	22,225	*
Andrew Reynolds	14,419	*
Brain Halligan	7,987	*
Jack Noonan (7)	60,079	*
James F. Kelliher (8)	14,934	*
James M. Travers (9)	309,336	*
Jill Ward	22,286	*
Kathleen Finato (10)	24,322	*
Liam Young	18,885	*
Stephen Lifshatz	12,426	*
Vincent R. De Palma	11,390	*
All directors and executive officers as a group (14 persons) (11)	551,925	1.4%

*	Represents less than 1% of the outstanding Fleetmatics Shares.
(1)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to Fleetmatics Shares. Unless otherwise indicated below, to our knowledge, all persons listed in the table have sole voting and dispositive power with respect to their Fleetmatics Shares, except to the extent authority is shared by spouses under applicable law. Pursuant to the rules of the SEC, the number of Fleetmatics Shares deemed outstanding includes shares issuable upon settlement of Fleetmatics Share Awards held by the respective person or group that will vest within 60 days of the Latest Practicable Date and pursuant to Fleetmatics Options held by the respective person or group that are currently exercisable or may be exercised within 60 days of the Latest Practicable Date, which we refer to as presently exercisable Fleetmatics Options.
(2)	The percentages shown are based on 39,194,150 Fleetmatics Shares issued and outstanding as of the Latest Practicable Date.
(3)	Vanguard Group, Inc.’s address is P.O. Box 1110, Valley Forge, PA 19482-1110.
(4)	Vanguard Investments Australia Ltd.’s address is Freshwater Place, 2 Southbank Blvd, Southbank VIC 3006, Australia.
(5)	Riverbridge Partners LLC’s address is 80 S 8th St, Minneapolis, MN 55402.
(6)	Gabelli Funds, LLC’s address is One Corporate Center, Rye, NY 10580-1422.
(7)	Includes 50,000 Fleetmatics Options exercisable within 60 days after the Latest Practicable Date, 50,000 of which are fully vested.

(8)	Includes 8,332 Fleetmatics Options exercisable within 60 days after the Latest Practicable Date, 8,332 of which are fully vested.
(9)	Includes 217,083 Fleetmatics Options exercisable within 60 days after the Latest Practicable Date, 217,083 of which are fully vested.
(10)	Includes 8,750 Fleetmatics Share Awards that will vest within 60 days after the Latest Practicable Date.
(11)	Includes 275,415 Fleetmatics Options exercisable within 60 days after the Latest Practicable Date that are held by Fleetmatics Directors and Fleetmatics executive officers as a group, 275,415 of which are fully vested, includes 8,750 Fleetmatics Share Awards that will vested within 60 days after the Latest Practicable Date that are held by Fleetmatics Directors and Fleetmatics executive officers as a group.

5	Shareholdings, Dealings and Arrangements

5.1	Definitions

For	the purposes of this paragraph 5:

(a)	Two or more persons are deemed to be acting in concert if they co-operate on the basis of an agreement, either express or tacit, either oral or written, aimed at:

(i)	either:

(A)	the acquisition by any one or more of them of securities in the relevant company concerned; or

(B)	the doing, or the procuring of the doing, of any act that will or may result in an increase in the proportion of securities in the relevant company concerned held by any one or more of them; or

(ii)	either:

(A)	acquiring control of the relevant company concerned; or

(B)	frustrating the successful outcome of an offer made for the purpose of the acquisition of control of the relevant company concerned;

and ‘acting in concert’ shall be construed accordingly;

(b)	arrangement means any indemnity or option arrangement and any agreement or understanding, formal or informal, of whatever nature, between two or more persons relating to relevant securities which is or may be an inducement to deal or refrain from dealing in such securities;

(c)	control means the holding, whether directly or indirectly, of securities in a company that confer in aggregate not less than 30% of the voting rights in that company;

(d)	derivative includes any financial product whose value, in whole or in part, is determined directly or indirectly by reference to the price of an underlying security;

(e)	disclosure date means 31 August 2016, being the latest practicable date before the posting of this document;

(f)	Disclosure Period means the period commencing on 1 August 2015 (being the date 12 months before the commencement of the Offer Period) and ending on the disclosure date;

(g)	exempt fund manager means a discretionary fund manager which has been recognised by the Panel as an exempt fund manager for the purposes of the Irish Takeover Rules, has been notified in writing of that fact by the Panel and has not been notified by the Panel of the withdrawal of such recognition;

(h)	exempt principal trader means a principal trader who is recognised by the Panel as an exempt principal trader for the purposes of the Irish Takeover Rules, has been notified in writing of that fact by the Panel and has not been notified by the Panel of the withdrawal of such recognition;

(i)	interest in or interested in a relevant security means:

(i)	for the purpose of determining whether a person has an “interest in a relevant security” or is “interested in a relevant security”:

(A)	that person shall be deemed to have an “interest”, or to be “interested”, in a relevant security if and only if he or she has a long position in that security; and

(B)	a person who has only a short position in a relevant security shall be deemed not to have an interest, nor to be interested, in that security;

(ii)

(A)	A person shall be deemed to have a long position in a relevant security for the purposes of paragraph (A) if he or she directly or indirectly:

(I)	owns that security; or

(II)	has the right or option to acquire that security or to call for its delivery; or

(III)	is under an obligation to take delivery of that security; or

(IV)	has the right to exercise or control the exercise of the voting rights (if any) attaching to that security,

or to the extent that none of sub-paragraphs (I) to (IV) above applies to that person, if he or she:

(V)	will be economically advantaged if the price of that security increases; or

(VI)	will be economically disadvantaged if the price of that security decreases, irrespective of:

•	how any such ownership, right, option, obligation, advantage or disadvantage arises and including, for the avoidance of doubt and without limitation, where it arises by virtue of an agreement to purchase, option or derivative; or

•	whether any such ownership, right, option, obligation, advantage or disadvantage is absolute or conditional and,

where applicable, whether it is in the money or otherwise,

provided that a person who has received an irrevocable commitment to accept an offer (or to procure that another person accept an offer) shall not, by virtue only of sub-paragraph (II) or (III) above, be treated as having an interest in the Relevant Securities that are the subject of the irrevocable commitment;

(B)	A person shall be deemed to have a short position in a relevant security for the purposes of paragraph (B) if he or she directly or indirectly:

(I)	has the right or option to dispose of that security or to put it to another person; or

(II)	is under an obligation to deliver that security to another person; or

(III)	is under an obligation either to permit another person to exercise the voting rights (if any) attaching to that security or to procure that such voting rights are exercised in accordance with the directions of another person, or to the extent that none of sub-paragraphs (I) to (III) above applies to that person if he or she:

(IV)	will be economically advantaged if the price of that security decreases; or

(V)	will be economically disadvantaged if the price of that security increases, irrespective of:

•	how any such right, option, obligation, advantage or disadvantage arises and including, for the avoidance of doubt and without limitation, where it arises by virtue of an agreement to sell, option or derivative; or

•	whether any such right, option, obligation, advantage or disadvantage is absolute or conditional and, where applicable, whether it is in the money or otherwise;

(j)	relevant period means the period commencing on 1 August 2016 and ending on the disclosure date;

(k)	relevant securities means relevant Verizon securities or relevant Fleetmatics securities, as appropriate, and relevant security shall be construed accordingly;

(l)	relevant Fleetmatics securities, in relation to Fleetmatics, shall have the meaning assigned by Rule 2.1 of Part A of the Irish Takeover Rules, meaning:

(i)	securities of Fleetmatics which are the subject of the Scheme or the Acquisition or which confer voting rights;

(ii)	equity share capital of Fleetmatics; and

(iii)	securities or any other instruments of Fleetmatics conferring on their holders rights to convert into or to subscribe for any new securities of the foregoing categories; and

(m)	relevant securities of Verizon, in relation to Verizon, shall have the meaning assigned by Rule 2.1 of Part A of the Irish Takeover Rules, meaning:

(i)	equity share capital of Verizon; and

(ii)	securities or any other instruments of Verizon conferring on their holders rights to convert into or to subscribe for equity share capital of Verizon,

and references to such “relevant securities of Verizon” shall include references to securities of any holding company of Verizon.

5.2	Interests and short positions in relevant Fleetmatics securities

(a)	As at the close of business on the disclosure date, the Fleetmatics Directors (including persons connected with them (within the meaning of the Act)) were interested in the following relevant Fleetmatics Shares (other than interests in Fleetmatics Options and Fleetmatics Share Awards described below):

Name	Number of Fleetmatics Shares
Allison Mnookin	9,987
Andrew G. Flett	22,225
Brian Halligan	7,987
Jack Noonan	10,079
James F. Kelliher	6,602
James M. Travers	92,253
Liam Young	18,885
Vincent R. De Palma	11,390

(b)	As at the close of business on the disclosure date, the Fleetmatics Directors (including persons connected with them (within the meaning of the Act)) were interested in the following relevant Fleetmatics Options which have been granted to them and remain outstanding:

Director	No. of Fleetmatics Options	Exercise Price (U.S.$)	Vesting Period	Expiry Date
Jack Noonan	50,000	$10.005	Vesting quarterly in equal instalments beginning on 25 May 2012 and ending on 25 February 2014	25 May 2019
James F. Kelliher	8,332	$10.005	Vesting quarterly in equal instalments beginning on 25 May 2012 and ending on 25 February 2014	25 May 2019
James M. Travers	77,083	$3.075	Vesting with respect to 25% of the shares on 28 December 2011 and the remainder to vest thereafter in equal annual instalments over three years	28 December 2017
James M. Travers	140,000	$3.075	Fully vested on 28 December 2011	28 December 2011

(c)	As at the close of business on the disclosure date, the Fleetmatics Directors (including persons connected with them (within the meaning of the Act)) were interested in the following relevant Fleetmatics Share Awards which have been granted to them and remain outstanding:

Director	No. of Fleetmatics Share Awards	Exercise Price (U.S.$)	Vesting Dates
Allison Mnookin	4,363	N/A	1 August 2017
Andrew G. Flett	4,363	N/A	1 August 2017
Brian Halligan	4,363	N/A	1 August 2017
Jack Noonan	4,363	N/A	1 August 2017
James F. Kelliher	4,363	N/A	1 August 2017
James M. Travers	30,625	N/A	15 March 2017
James M. Travers	35,513	N/A	2 March 2017 2 March 2018
James M. Travers	80,227	N/A	1 March 2017 1 March 2018 1 March 2019
James M. Travers	96,524	N/A	1 March 2017 1 June 2017 1 September 2017 1 December 2017 1 March 2018 1 June 2018 1 September 2018 1 December 2018 1 March 2019 1 June 2019 1 September 2019 1 December 2019 1 March 2020
Liam Young	4,363	N/A	1 August 2017
Vincent R. De Palma	4,363	N/A	1 August 2017

(d)	Save as disclosed in paragraphs 5.2(a)-(c) above, as at the close of business on the disclosure date, no Fleetmatics Director (including persons connected with them (within the meaning of the Act)) was interested, or held any short positions, in any relevant Fleetmatics securities.

(e)	As at the close of business on the disclosure date, no member of the Fleetmatics Group or any associated company of Fleetmatics was interested, or held any short positions, in any relevant Fleetmatics securities.

(f)	As at the close of business on the disclosure date, no trustee of any pension scheme (other than an industry-wide scheme) in which Fleetmatics or any subsidiary of Fleetmatics participates was interested, or held any short positions, in any relevant Fleetmatics securities.

(g)	As at the close of business on the disclosure date, no fund manager (including an exempt fund manager) connected with Fleetmatics was interested, or held any short positions, in any relevant Fleetmatics securities.

(h)	As at the close of business on the disclosure date, neither Morgan Stanley (financial adviser to Fleetmatics) nor any person controlling, controlled by, or under the same control as Morgan Stanley, was interested, or held any short positions, in any relevant Fleetmatics securities other than as an exempt principal trader or an exempt fund manager other than:

Fleetmatics Equity Swaps

Name/Registered Holder	Number of relevant Fleetmatics Securities/ Quantity	Nature of Interest
Morgan Stanley Strategic Investments, Inc.	1	Long Derivative

Fleetmatics Short Shares

Name/Registered Holder	Number of relevant Fleetmatics Securities/ Quantity	Nature of Interest
Morgan Stanley Strategic Investments, Inc.	1	Short Share

(i)	As at the close of business on the disclosure date, no partner or member of the professional staff of Maples and Calder (Irish legal adviser to Fleetmatics) who is actively engaged in relation to the Scheme or who is customarily engaged in the affairs of Fleetmatics or who has been engaged in those affairs since 31 July 2014 was interested, or held any short positions, in any relevant Fleetmatics securities.

(j)	As at the close of business on the disclosure date, no partner or member of the professional staff of Goodwin Procter LLP (U.S. legal adviser to Fleetmatics) who is actively engaged in relation to the Scheme or who is customarily engaged in the affairs of Fleetmatics or who has been engaged in those affairs since 31 July 2014, was interested, or held any short positions, in any relevant Fleetmatics securities.

(k)	As at the close of business on the disclosure date, Innisfree M&A Incorporated (Fleetmatics’ proxy solicitor) was not interested, and held no short positions, in any relevant Fleetmatics securities.

(l)	Save as disclosed in this paragraph 5.2, as at the close of business on the disclosure date, no other person acting in concert (including deemed to be acting in concert) with Fleetmatics or any person with whom Fleetmatics, or any person acting in concert with Fleetmatics, has any arrangement was interested, or held any short positions, in any relevant Fleetmatics securities.

(m)	As at the close of business on the disclosure date, none of Verizon, Bidco, any member of the Verizon Group nor any associated company of Verizon was interested, or held any short positions, in any relevant Fleetmatics securities except Exchange Indemnity Company, an indirect wholly-owned subsidiary of Verizon, which holds a total of 815 Fleetmatics Shares.

(n)	As at the close of business on 15 August 2016, none of Verizon Directors or Bidco Directors (or, where relevant, managers) (including persons connected with them (within the meaning of the Act)) was interested, or held any short positions, in any relevant Fleetmatics securities.

(o)	As at the close of business on the disclosure date, no trustee of any pension scheme (other than an industry-wide scheme) in which Verizon or any subsidiary of Verizon participates was interested, or held any short positions, in any relevant Fleetmatics securities.

(p)	As at the close of business on the disclosure date, no fund manager (including an exempt fund manager) connected with Verizon was interested, or held any short positions, in any relevant Fleetmatics securities.

(q)	As at the close of business on the disclosure date, neither Wells Fargo Securities, LLC (financial adviser to Verizon) nor any person controlling, controlled by, or under the same control as Wells Fargo Securities, LLC, was interested, or held any short positions, in any relevant Fleetmatics securities other than as exempt principal trader or an exempt fund manager.

(r)	As at the close of business on the disclosure date, neither PJT Partners LP (financial adviser to Verizon) nor any person controlling, controlled by, or under the same control as PJT Partners LP, was interested, or held any short positions, in any relevant Fleetmatics securities other than as an exempt principal trader or an exempt fund manager.

(s)	As at the close of business on the disclosure date, no partner or member of the professional staff of A&L Goodbody (Irish legal adviser to Verizon) who is actively engaged in relation to the Scheme or who is customarily engaged in the affairs of Verizon or who has been engaged in those affairs since 31 July 2014 was interested, or held any short positions, in any relevant Fleetmatics securities.

(t)	As at the close of business on the disclosure date, no partner or member of the professional staff of Cleary Gottlieb Steen & Hamilton LLP (U.S. legal adviser to Verizon) who is actively engaged in relation to the Scheme or who is customarily engaged in the affairs of Verizon or who has been engaged in those affairs since 31 July 2014, was interested, or held any short positions, in any relevant Fleetmatics securities.

(u)	As at the close of business on the disclosure date, no partner or member of the professional staff of Macfarlanes LLP (UK legal adviser to Verizon) who is actively engaged in relation to the Scheme or who is customarily engaged in the affairs of Verizon or who has been engaged in those affairs since 31 July 2014, was interested, or held any short positions, in any relevant Fleetmatics securities.

(v)	As at the close of business on the disclosure date, no partner or member of the professional staff of KPMG (Irish tax adviser to Verizon) who is actively engaged in relation to the Scheme or who is customarily engaged in the affairs of Verizon or who has been engaged in those affairs since 31 July 2014, was interested, or held any short positions, in any relevant Fleetmatics securities.

(w)	Save as disclosed in this paragraph 5.2, as at the close of business on the disclosure date, no other person acting in concert (including deemed to be acting in concert) with Verizon was interested, or held any short positions, in any relevant Fleetmatics securities.

(x)	Save as disclosed in this paragraph 5.2, as of the close of business on the disclosure date, no person with whom Verizon, or any person acting in concert with Verizon has any arrangement was interested, or held any short positions, in any relevant Fleetmatics securities.

5.3	Dealings in relevant Fleetmatics securities

(a)	The dealings during the Disclosure Period in relevant Fleetmatics Shares by the Fleetmatics Directors or persons connected with them (within the meaning of the Act) were as follows (other than the dealings in Fleetmatics Share Awards set out below):

Director	Number of Fleetmatics Shares	Nature of Transaction	Date of Dealing	Price Per Ordinary Share (U.S.$)
Brian Halligan	500	Shares Sold	13/10/2015	56.06
Brian Halligan	500	Shares Sold	13/01/2016	45.43
Brian Halligan	500	Shares Sold	13/04/2016	35.42
James F. Kelliher	3,477	Shares Sold	10/05/2016	38.5765
James M. Travers	5,100	Shares Sold	07/08/2015	52.00
James M. Travers	1,923	Shares Sold	10/08/2015	52.00
James M. Travers	8,652	Shares Sold	23/09/2015	52.0009

(b)	There were no dealings during the Disclosure Period in relevant Fleetmatics Options by the Fleetmatics Directors or persons connected with them (within the meaning of the Act).

(c)	The dealings during the Disclosure Period in relevant Fleetmatics Share Awards by the Fleetmatics Directors or persons connected with them (within the meaning of the Act) were as follows:

Director	Number of Fleetmatics Share Awards	Nature of Transaction	Date of Dealing	Price Per Ordinary Share (U.S.$)
Allison Mnookin	5,389	Awards Granted	02/08/2015	0
Allison Mnookin	701	Awards vested and surrendered to cover tax and withholding (“Shares Withheld”)	21/09/2015	N/A
Allison Mnookin	758	Awards vested and settled by issue of Fleetmatics Shares (“Shares Issued”)	21/09/2015	N/A
Allison Mnookin	700	Shares Withheld	21/12/2015	N/A
Allison Mnookin	758	Shares Issued	21/12/2015	N/A
Allison Mnookin	701	Shares Withheld	21/03/2016	N/A
Allison Mnookin	758	Shares Issued	21/03/2016	N/A
Allison Mnookin	1,036	Shares Withheld	16/06/2016	N/A
Allison Mnookin	1,121	Shares Issued	16/06/2016	N/A
Allison Mnookin	4,363	Awards Granted	01/08/2016	0
Allison Mnookin	2,587	Shares Withheld	04/08/2016	N/A
Allison Mnookin	2,802	Shares Issued	04/08/2016	N/A
Andrew G. Flett	5,389	Awards Granted	02/08/2015	0
Andrew G. Flett	701	Shares Withheld	02/11/2015	N/A
Andrew G. Flett	758	Shares Issued	02/11/2015	N/A
Andrew G. Flett	3,210	Shares Withheld	22/02/2016	N/A
Andrew G. Flett	3,477	Shares Issued	22/02/2016	N/A
Andrew G. Flett	4,363	Awards Granted	01/08/2016	0
Andrew G. Flett	2,587	Shares Withheld	04/08/2016	N/A
Andrew G. Flett	2,802	Shares Issued	04/08/2016	N/A
Brian Halligan	5,389	Awards Granted	02/08/2016	0
Brian Halligan	701	Shares Withheld	21/09/2016	N/A

Director	Number of Fleetmatics Share Awards	Nature of Transaction	Date of Dealing	Price Per Ordinary Share (U.S.$)
Brian Halligan	758	Shares Issued	21/09/2016	N/A
Brian Halligan	700	Shares Withheld	21/12/2015	N/A
Brian Halligan	758	Shares Issued	21/12/2015	N/A
Brian Halligan	701	Shares Withheld	21/03/2016	N/A
Brian Halligan	758	Shares Issued	21/03/2016	N/A
Brian Halligan	1,036	Shares Withheld	16/06/2016	N/A
Brian Halligan	1,121	Shares Issued	16/06/2016	N/A
Brian Halligan	4,363	Awards Granted	01/08/2016	0
Brian Halligan	2,587	Shares Withheld	04/08/2016	N/A
Brian Halligan	2,802	Shares Issued	04/08/2016	N/A
Jack Noonan	5,389	Awards Granted	02/08/2015	0
Jack Noonan	3,210	Shares Withheld	22/02/2016	N/A
Jack Noonan	3,477	Shares Issued	22/02/2016	N/A
Jack Noonan	4,363	Awards Granted	01/08/2016	0
Jack Noonan	2,587	Shares Withheld	04/08/2016	N/A
Jack Noonan	2,802	Shares Issued	04/08/2016	N/A
James F. Kelliher	5,389	Awards Granted	02/08/2015	0
James F. Kelliher	3,210	Shares Withheld	22/02/2016	N/A
James F. Kelliher	3,477	Shares Issued	22/02/2016	N/A
James F. Kelliher	4,363	Awards Granted	01/08/2016	0
James F. Kelliher	2,587	Shares Withheld	04/08/2016	N/A
James F. Kelliher	2,802	Shares Issued	04/08/2016	N/A
James M. Travers	53,053	Awards Granted	01/03/2016	0
James M. Travers	3,782	Shares Withheld	02/03/2016	N/A
James M. Travers	9,481	Shares Issued	02/03/2016	N/A
James M. Travers	48,262	Awards Granted	01/03/2016	0
James M. Travers	5,655	Shares Withheld	02/03/2016	N/A
James M. Travers	7,824	Shares Issued	02/03/2016	N/A
James M. Travers	7,449	Shares Withheld	03/03/2016	N/A
James M. Travers	10,307	Shares Issued	03/03/2016	N/A
James M. Travers	12,848	Shares Withheld	16/03/2016	N/A
James M. Travers	17,777	Shares Issued	16/03/2016	N/A
Liam Young	5,389	Awards Granted	02/08/2016	0
Liam Young	3,478	Shares Withheld	22/02/2016	N/A
Liam Young	3,209	Shares Issued	22/02/2016	N/A
Liam Young	4,363	Awards Granted	01/08/2016	0
Liam Young	2,803	Shares Withheld	04/08/2016	N/A
Liam Young	2,586	Shares Issued	04/08/2016	N/A
Vincent R. De Palma	5,389	Awards Granted	02/08/2015	0
Vincent R. De Palma	759	Shares Withheld	27/08/2015	N/A
Vincent R. De Palma	700	Shares Issued	27/08/2015	N/A
Vincent R. De Palma	759	Shares Withheld	27/11/2015	N/A
Vincent R. De Palma	699	Shares Issued	27/11/2015	N/A
Vincent R. De Palma	3,478	Shares Withheld	22/02/2016	N/A
Vincent R. De Palma	3,209	Shares Issued	22/02/2016	N/A
Vincent R. De Palma	4,363	Awards Granted	01/08/2016	0
Vincent R. De Palma	2,803	Shares Withheld	04/08/2016	N/A
Vincent R. De Palma	2,586	Shares Issued	04/08/2016	N/A

(d)	During the Disclosure Period, Fleetmatics has not redeemed any relevant Fleetmatics securities.

(e)	During the Disclosure Period, Fleetmatics has not acquired any relevant Fleetmatics securities from employees who have left Fleetmatics’ employment.

(f)	During the Disclosure Period, there were no dealings in relevant Fleetmatics securities by any member of the Fleetmatics Group or any associated company of Fleetmatics.

(g)	During the relevant period, there were no dealings in relevant Fleetmatics securities by any trustee of any pension scheme (other than an industry-wide scheme) in which Fleetmatics or any subsidiary of Fleetmatics participates.

(h)	During the relevant period, there were no dealings in relevant Fleetmatics securities by a fund manager (including an exempt fund manager) connected with Fleetmatics.

(i)	During the relevant period, there were no dealings in relevant Fleetmatics securities by Morgan Stanley (financial adviser to Fleetmatics) or any persons (other than exempt fund managers or exempt principal traders) controlling, controlled by, or under the same control as Morgan Stanley.

(j)	During the relevant period, there were no dealings in relevant Fleetmatics securities by any partner or member of the professional staff of Maples and Calder (Irish legal adviser to Fleetmatics) who is actively engaged in relation to the Scheme or who is customarily engaged in the affairs of Fleetmatics or who has been engaged in those affairs since 31 July 2014.

(k)	During the relevant period, there were no dealings in relevant Fleetmatics securities by any partner or member of the professional staff of Goodwin Procter LLP (U.S. legal adviser to Fleetmatics) who is actively engaged in relation to the Scheme or who is customarily engaged in the affairs of Fleetmatics or who has been engaged in those affairs since 31 July 2014.

(l)	During the relevant period, there were no dealings in relevant Fleetmatics securities by Innisfree M&A Incorporated (Fleetmatics’ proxy solicitor).

(m)	During the relevant period there were no dealings in relevant Fleetmatics securities by any other person acting in concert (including deemed to be acting in concert) with Fleetmatics.

(n)	During the relevant period there were no dealings in relevant Fleetmatics securities by any person with whom Fleetmatics or any person acting in concert with Fleetmatics has any arrangement.

(o)	During the Disclosure Period, there were no dealings in relevant Fleetmatics securities by Verizon, any member of the Verizon Group nor any associated company of Verizon.

(p)	During the period commencing 1 August 2015 and ending 15 August 2016 there were no dealings in relevant Fleetmatics securities by any of the Verizon Directors or Bidco Directors (or, where relevant, managers) (including, in each case, persons connected with them (within the meaning of the Act)).

(q)	During the Disclosure Period there were no dealings in relevant Fleetmatics securities by any trustee of any pension scheme (other than an industry-wide scheme) in which Verizon or any subsidiary of Verizon participates.

(r)	During the Disclosure Period, there were no dealings in relevant Fleetmatics securities by a fund manager (including an exempt fund manager) connected with Verizon.

(s)	During the Disclosure Period, there were no dealings in relevant Fleetmatics securities by Wells Fargo Securities, LLC (financial adviser to Verizon) or any persons (other than exempt fund managers or exempt principal traders) controlling, controlled by or under the same control as Wells Fargo Securities, LLC.

(t)	During the Disclosure Period, there were no dealings in relevant Fleetmatics securities by PJT Partners LP (financial adviser to Verizon) or any persons (other than exempt fund managers or exempt principal traders) controlling, controlled by, or under the same control as PJT Partners LP.

(u)	During the Disclosure Period, there were no dealings in relevant Fleetmatics securities by any partner or member of the professional staff of A&L Goodbody (Irish legal adviser to Verizon) who is actively engaged in relation to the Scheme or who is customarily engaged in the affairs of Verizon or who has been engaged in those affairs since 31 July 2014.

(v)	During the Disclosure Period, there were no dealings in relevant Fleetmatics securities by any partner or member of the professional staff of Cleary Gottlieb Steen & Hamilton LLP (U.S. legal adviser to Verizon) who is actively engaged in relation to the Scheme or who is customarily engaged in the affairs of Verizon or who has been engaged in those affairs since 31 July 2014.

(w)	During the Disclosure Period, there were no dealings in relevant Fleetmatics securities by any partner or member of the professional staff of Macfarlanes LLP (UK legal adviser to Verizon) who is actively engaged in relation to the Scheme or who is customarily engaged in the affairs of Verizon or who has been engaged in those affairs since 31 July 2014.

(x)	During the Disclosure Period, there were no dealings in relevant Fleetmatics securities by any partner or member of the professional staff of KPMG (Irish tax adviser to Verizon) who is actively engaged in relation to the Scheme or who is customarily engaged in the affairs of Verizon or who has been engaged in those affairs since 31 July 2014.

(y)	During the Disclosure Period there were no dealings in relevant Fleetmatics securities by any other person acting in concert (including deemed to be acting in concert) with Verizon.

(z)	During the Disclosure Period, there were no dealings in relevant Fleetmatics securities by any person with whom Verizon or any person acting in concert with Verizon has any arrangement.

5.4	Interests and short positions in relevant securities of Verizon

(a)	As at the close of business on the disclosure date, Fleetmatics was not interested in any relevant securities of Verizon.

(b)	As at the close of business on the disclosure date, Fleetmatics did not hold any short positions in any relevant securities of Verizon.

(c)	As at the close of business on the disclosure date, no Fleetmatics Director (including persons connected to them (within the meaning of the Act)) was interested, or held any short positions, in any relevant securities of Verizon, other than Andrew G. Flett and Brian Halligan who are interested in the following relevant securities of Verizon:

Director	No. of Verizon Shares
Andrew G. Flett	1,117.883
Brian Halligan	1,685

5.5	Dealings in relevant securities of Verizon

During the Disclosure Period:

(i)	there were no dealings in relevant securities of Verizon by Fleetmatics; and

(ii)	there were no dealings in relevant securities of Verizon by the Fleetmatics Directors (or persons connected with them (within the meaning of the Act)) other than:

Director	Number of Verizon Shares/Options	Nature of Transaction	Date of Dealing	Price Per Ordinary Share (U.S.$)
Andrew G. Flett	12.409	Shares acquired via dividend reinvestment plan (DRIP)	04/08/2015	46.8235
Andrew G. Flett	13.032	Shares acquired via DRIP	03/11/2015	46.3403
Andrew G. Flett	12.197	Shares acquired via DRIP	02/02/2016	50.1158
Andrew G. Flett	12.222	Shares acquired via DRIP	03/05/2016	50.5752
Andrew G. Flett	11.583	Shares acquired via DRIP	02/08/2016	53.9622

6	Material Contracts

Save as disclosed in this paragraph 6, neither Fleetmatics nor any of its subsidiaries has within the two years prior to the commencement of the Offer Period entered into any contracts (other than contracts entered into in the ordinary course of business) that are, or may be, material.

6.1	Expenses Reimbursement Agreement

Fleetmatics entered into the Expenses Reimbursement Agreement with Verizon on 30 July 2016 as described in paragraph 6 of Part 1 (Letter of Recommendation from the Fleetmatics Board) of this document.

6.2	Transaction Agreement

Fleetmatics entered into the Transaction Agreement with Verizon and Bidco on 30 July as described in paragraph 7 of Part 1 (Letter of Recommendation from the Fleetmatics Board) of this document.

6.3	Conditional Sale Agreement

An agreement to be entered into between Fleetmatics Group Limited, a company incorporated and tax resident in Ireland within the Fleetmatics Group (“Irish Holdco”) and Verizon, pursuant to which Verizon shall acquire the entire issued share capital of Fleetmatics USA Holdings, Inc., a company incorporated and tax resident in the United States within the Fleetmatics Group (whose immediate parent company is Irish Holdco) from Irish Holdco, conditional only upon the Scheme becoming effective.

6.4	Credit Agreement

On 21 January 2015, Fleetmatics entered into a credit agreement (the “Credit Agreement”) with Fleetmatics Development Limited, Fleetmatics USA, LLC, Citibank, N.A. and the other lenders party thereto.

The Credit Agreement contains certain customary financial, affirmative and negative covenants including a maximum leverage ratio and minimum interest coverage ratio and negative covenants that limit or restrict, among other things, dividends, secured indebtedness, mergers and fundamental changes, asset dispositions and sales, investments and acquisitions, liens and encumbrances, transactions with affiliates, and other matters customarily restricted in such agreements.

Amounts borrowed under the Credit Agreement may be repaid and, subject to customary terms and conditions, reborrowed at any time during and up to the maturity date. Any outstanding balance under the credit facility is due and payable by no later than 21 January 2020.

7	Directors and Service Contracts

No Fleetmatics Director has a service contract with Fleetmatics or any of its subsidiaries or associated companies having more than 12 months to run. No Fleetmatics Director’s service contract with Fleetmatics or any of its subsidiaries or associated companies has been entered into or amended within six months of the date of this document.

8	Irish Taxation

8.1	Scope of Discussion

The following is a general summary of the material Irish tax considerations applicable to certain beneficial holders of Fleetmatics Shares in respect of the disposition of Fleetmatics Shares under the Scheme based on current Irish taxation laws and the current published practices of the Irish Revenue Commissioners and may be subject to change. This summary is intended only as a general guide and does not constitute tax advice. The summary is not exhaustive and does not discuss all aspects of Irish taxation that may be relevant to a particular Fleetmatics Shareholder. Fleetmatics Shareholders should consult their own tax advisers about the Irish tax consequences (and tax consequences under the laws of other relevant jurisdictions) of the Scheme.

The summary only applies to Fleetmatics Shareholders who beneficially hold their Fleetmatics Shares as capital assets and does not address special classes of holders of Fleetmatics Shareholders, including, but not limited to dealers in securities, insurance companies, pension schemes, employee share ownership trusts, collective investment undertakings, charities, tax exempt organisations, financial institutions, close companies and shareholders who have or, or are deemed to have, acquired their shares by virtue of an Irish office or employment (performed or carried on in Ireland), each of which may be subject to special rules not discussed below.

8.2	Irish Tax on Chargeable Gains

(a)	Non-resident shareholders

Fleetmatics Shareholders that are not resident or ordinarily resident in Ireland for Irish tax purposes and do not hold their shares in connection with a trade or business carried on by such shareholders through an Irish branch or agency will not be within the charge to Irish CGT on the disposal of their Fleetmatics Shares pursuant to the Scheme.

(b)	Irish resident shareholders

Fleetmatics Shareholders that are resident or ordinarily resident in Ireland for Irish tax purposes, or shareholders that hold their shares in connection with a trade or business carried on by such persons through an Irish branch or agency (“Irish Holder”) will, subject to the availability of any exemptions and reliefs, generally be within the charge to Irish CGT on the disposal of their Fleetmatics Shares pursuant to the Scheme. A Fleetmatics Shareholder who is an individual and who is temporarily non-resident in Ireland may, under Irish anti-avoidance legislation, still be liable to Irish CGT on any chargeable gain realised.

For the purposes of Irish CGT an Irish Holder should be treated as having made a disposal of their holding of Fleetmatics Shares for consideration of an amount equal to the cash received pursuant to the Scheme. This may, subject to the Irish Holder’s individual circumstances and any available exemption or relief, give rise to a chargeable gain (or allowable loss) for the purposes of Irish CGT.

Any gain or loss will be calculated by reference to the difference between the amount of cash received and the Irish Holder’s CGT base cost in their holding of Fleetmatics Shares plus incidental acquisition and disposal expenses. The current rate of tax applicable to such chargeable gains is 33%.

Where proceeds are received in a currency other than the Euro, they must be translated into Euro amounts using the foreign exchange rate on the date of the disposal to calculate the amount of the chargeable gain or loss. Similarly, acquisition or disposal costs denominated in a currency other than Euro must be translated at the date of acquisition or disposal into Euro amounts.

The amount of Irish CGT, if any, payable as a consequence of the disposal of the Fleetmatics Shares by an Irish Holder pursuant to the Scheme will depend on his or her own personal tax position. No Irish CGT should be payable on any gain realised on the disposal of the Fleetmatics Shares by an individual if the amount of the net chargeable gains realised by them, when aggregated with other net chargeable gains realised by that Irish Holder in the year of assessment (and after taking account of allowable losses), does not exceed the annual exemption (EUR (€)1,270 for 2016). This annual exemption is not available to companies. Irish Holders are required, under Ireland’s self-assessment system, to make a tax return reporting any chargeable gains arising to them in a particular tax year. Indexation allowance will not be available in respect of expenditure incurred on or after 1 January 2003 or in respect of periods of ownership after 31 December 2002.

Irish Holders that realise a loss on the disposition of Fleetmatics Shares will generally be entitled to offset such capital losses against chargeable gains realised from other sources in determining their liability to Irish CGT. Capital losses which remain unrelieved in a year may generally be carried forward and applied against any chargeable gains realised in future years.

8.3	Stamp Duty

No Irish stamp duty will be payable by a holder of Fleetmatics Shares in relation to the disposal of Fleetmatics Shares under the Scheme.

9	U.S. Federal Income Tax Consequences

9.1	The following discussion summarises certain material U.S. federal income tax considerations of the Scheme generally relevant to holders of Fleetmatics Shares who are U.S. Shareholders (as defined below), assuming that the Scheme is consummated. This discussion is based on the Internal Revenue Code of 1986, as amended, (“Code”), Treasury Regulations promulgated under the Code, judicial decisions, administrative rulings and other official interpretations thereof, in effect as of the date of this document and all of which are subject to change, possibly with retroactive effect. The discussion below does not address all U.S. federal income tax consequences or any state, local or non-U.S. tax consequences of the Scheme. This discussion does not apply to Fleetmatics Shareholders who received Fleetmatics Shares pursuant to the exercise of employee share options, warrants or otherwise in connection with the performance of services. The tax treatment of Fleetmatics Shareholders may vary depending upon each Fleetmatics Shareholder’s particular situation and each Fleetmatics Shareholder should consult a professional tax adviser with respect to the tax consequences of the Scheme to it. Also, this discussion does not apply to Fleetmatics Shareholders subject to special treatment, including:

9.1.1	brokers and dealers in securities or currencies;

9.1.2	traders in securities that elect to use the mark-to-market method of accounting;

9.1.3	tax-exempt entities;

9.1.4	banks and thrifts and other financial institutions;

9.1.5	regulated investment companies;

9.1.6	pension plans;

9.1.7	insurance companies;

9.1.8	persons subject to the U.S. alternative minimum tax;

9.1.9	persons that hold their Fleetmatics Shares in a tax deferred account;

9.1.10	persons that hold Fleetmatics Shares as part of a “straddle”, a “hedge”, a “constructive sale” transaction, a “conversion transaction”, a “synthetic security” or other integrated investment;

9.1.11	persons that own, actually or through certain “constructive ownership” rules, 10% or more of the outstanding Fleetmatics Shares;

9.1.12	persons that have a “functional currency” other than the U.S. dollar; and

9.1.13	persons that hold Fleetmatics Shares through pass-through entities.

9.2	This discussion also does not address the U.S. federal income tax consequences of the Scheme to holders of Fleetmatics Shares who do not hold such shares as a capital asset, which is generally property held for investment, and does not address tax consequences of the Scheme to Fleetmatics Shareholders who are not U.S. Shareholders (as defined in paragraph 9.3 of this Part 8 (Additional Information)).

9.3	For purposes of this discussion, a “U.S. Shareholder” is any beneficial owner of Fleetmatics Shares who, for U.S. federal income tax purposes, is:

9.3.1	a U.S. citizen or resident individual;

9.3.2	a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organised in or under the laws of the United States, any state thereof or the District of Columbia;

9.3.3	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

9.3.4	a trust, if (1) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all the substantial decisions of the trust, or (2) the trust has a valid election in effect under current Treasury Regulations to be treated as a U.S. person.

9.4	For investors who own Fleetmatics Shares through a partnership or an entity treated as a partnership for U.S. federal income tax purposes, the U.S. federal income tax treatment will generally depend upon the status of the partner and the activities of the partnership. Such investors should consult their own tax adviser as to their particular tax consequences.

Passive Foreign Investment Company (“PFIC”) Rule

9.5	Based on the current and anticipated valuation of its assets, including goodwill, and the composition of its income and assets, including estimates of its expected gross income from operations, Fleetmatics believes that it has not been a “passive foreign investment company” (“PFIC”) within the meaning of Section 1297 of the Code historically and for the current taxable year ending 31 December 2015, and expects that Fleetmatics will not be a PFIC for any future taxable year. However, no assurance can be given regarding Fleetmatics’ PFIC status because the necessary calculations cannot be made until after the close of the relevant tax year. This discussion assumes that Fleetmatics is not a PFIC. The rules governing PFICs can have adverse tax effects on U.S. Shareholders, and investors are encouraged to consult their own tax advisers as to the consequences of investing in a PFIC.

Income Tax Consequences to U.S. Shareholders

9.6	The Scheme will be a taxable event for U.S. federal income tax purposes, and in general each U.S. Shareholder will recognise capital gain or loss with respect to its Fleetmatics Shares, measured by the difference between the amount of Consideration paid to such U.S. Shareholder and such U.S. Shareholder’s adjusted tax basis in its Fleetmatics Shares. If a U.S. Shareholder acquired Fleetmatics Shares by purchase, the U.S. Shareholder’s adjusted tax basis in Fleetmatics Shares will generally equal the amount the U.S. Shareholder paid for the relevant Fleetmatics Shares, less any returns of capital that the U.S. Shareholder might have received with regard to the relevant Fleetmatics Shares. In the case of a U.S. Shareholder who holds multiple blocks of Fleetmatics Shares (blocks of Fleetmatics Shares acquired separately at different times and/or prices), gain or loss and holding period must be calculated and accounted for separately for each block.

9.7	The gain or loss on the sale of Fleetmatics Shares will constitute long-term capital gain or loss if the Fleetmatics Shares have been held for more than one year as of the Effective Time. If a U.S. Shareholder receiving long-term capital gain is an individual or other non-corporate shareholder, then the capital gain will generally be subject to U.S. federal income tax at a maximum rate of 20%. Short-term capital gains received by such shareholders will be subject to tax at ordinary income rates of up to 39.6%. U.S. Shareholders that are taxable as corporations for U.S. federal income tax purposes will generally be subject to 35% tax on any gain (whether long-term or short-term) from the sale or exchange of Fleetmatics Shares. A U.S. Shareholder’s ability to deduct capital losses is subject to several limitations. The gain or loss will generally be U.S.-source gain or loss for foreign tax credit purposes.

Notwithstanding the foregoing, depending upon certain actions that Verizon may require Fleetmatics to take prior to the Scheme, it is possible that a portion of the Consideration will instead be treated as a distribution by Fleetmatics in respect of its Shares (a “Deemed Distribution”). The U.S. income tax characterisation of such Deemed Distribution may not be entirely clear. It is likely that the Deemed Distribution would be treated as additional consideration in respect of the sale of Fleetmatics Shares as described above or upon a deemed liquidation of Fleetmatics for U.S. federal income tax purposes. However, it is also possible that a Deemed Distribution could be treated in whole or in part as a dividend for U.S. federal income tax purposes. Any such dividend would reduce the amount treated as realised on the sale of the Shares. For non-corporate U.S. Shareholders, any such Deemed Distribution that is treated as a dividend would generally be eligible for the preferential U.S. federal income tax rate on “qualified dividend income” (i.e., would be taxed at the same rates available for long-term capital gains) provided that the holding period and other requirements are satisfied by the U.S. Shareholder. Dividends deemed paid by Fleetmatics generally would be treated as non-U.S. source income for foreign tax credit purposes.

Net Investment Income Tax

9.8	U.S. Shareholders that are individuals, estates or trusts and whose income exceeds certain thresholds will be subject to an additional 3.8% net investment income tax on any capital gains and dividend income arising from the sale of their Fleetmatics Shares pursuant to the Scheme.

Information Reporting and Backup Withholding

9.9	Information reporting generally applies to certain payments to U.S. Shareholders which are made within the U.S. (or through certain related U.S. intermediaries), unless the U.S. Shareholder is an exempt recipient (such as a corporation). Generally, backup withholding will apply to U.S. Shareholders selling their Fleetmatics Shares unless they provide a correct taxpayer identification number and make appropriate certifications concerning, or otherwise establish that they are exempt from, backup withholding tax requirements. Any amounts withheld under the backup withholding rules will be allowed as a refund or credit against the U.S. Shareholder’s U.S. federal income tax liability, provided that the required information is timely furnished to the IRS by the U.S. Shareholder. U.S. Shareholders are urged to consult their tax advisers regarding the imposition of backup withholding and information reporting with respect to distributions on or dispositions of their Fleetmatics Shares.

Income Tax Consequences to Non-U.S. Shareholders

9.10	For purposes of this summary, the term “Non-U.S. Shareholder” means a beneficial owner of Fleetmatics Shares who is not a U.S. Shareholder.

9.11

Any gain realised by a Non-U.S. Shareholder pursuant to the Scheme generally will not be subject to U.S. federal income tax unless (1) the gain is effectively connected with a trade or business of such Non-U.S. Shareholder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such Non-U.S. Shareholder in the United States), in which case such gain generally will be subject to U.S. federal income tax at rates generally applicable to U.S.

Shareholders, and, if the Non-U.S. Shareholder is a corporation (or any entity or arrangement treated as a corporation for U.S. federal income tax purposes), such gain may also be subject to the branch profits tax at a rate of 30% (or a lower rate under an applicable tax treaty); or (2) such Non-U.S. Shareholder is an individual who is present in the United States for one-hundred and eighty-three (183) days or more in the taxable year of the Scheme, and certain other specified conditions are met, in which case such gain will be subject to U.S. federal income tax at a rate of 30% (or a lower rate under an applicable tax treaty).

Information Reporting and Backup Withholding

9.12	Non-U.S. Holders are generally exempt from backup withholding, but such Non-U.S. Shareholders may have to comply with certification procedures to prove entitlement to this exemption.

The discussion above is not tax advice, and it is not a complete analysis or description of every potential U.S. federal income tax consequence or any other tax consequence of the Scheme. In addition, the summary does not address U.S. federal realised income tax consequences that may vary with, or are contingent on, individual circumstances, nor does it address any U.S. non-income, state, local or non-U.S. tax consequences. Accordingly, each Fleetmatics Shareholder is urged to consult with his, her or its own tax adviser to determine the particular U.S. federal, state, local and non-U.S. tax consequences to it of the Scheme.

10	Material Changes

10.1	Save as disclosed in the unaudited financial statements of Fleetmatics for the quarters ended 31 March 2016 and 30 June 2016 the Fleetmatics Directors are not aware of any material change in the financial or trading position of Fleetmatics since 31 December 2015 (the date to which the last published audited accounts of Fleetmatics were prepared).

10.2	Save as disclosed in this document there has been no material change in information previously published by Fleetmatics or Verizon in connection with the Acquisition since the commencement of the Offer Period.

11	Consents

11.1	Morgan Stanley has given and not withdrawn its written consent to the inclusion in this document of the references to its name in the form and context in which it appears and to the inclusion of the Fairness Opinion in this document.

11.2	PJT Partners LP has given and not withdrawn its written consent to the inclusion in this document of the references to its name in the form and context in which they appear.

11.3	Wells Fargo Securities, LLC has given and not withdrawn its written consent to the inclusion in this document of the references to its name in the form and context in which they appear.

12	Appraisal Rights

If the Fleetmatics Shareholders approve the Scheme at the Court Meeting and the High Court sanctions the Scheme, then, subject to the Scheme becoming effective in accordance with its terms, the Scheme will be binding on all Fleetmatics Shareholders, including those Fleetmatics Shareholders who did not vote or who voted against it at the Court Meeting. If the Fleetmatics Shareholders approve the Scheme and the High Court sanctions the Scheme, no Fleetmatics Shareholder will have “dissenters” or “appraisal” rights under Irish law or otherwise have any right to seek a court appraisal of the value of Fleetmatics Shares. If the Scheme becomes effective, all Fleetmatics Shareholders who hold Scheme Shares will receive the same Consideration.

13	Regulatory Approvals

Under the provisions of the HSR Act, Verizon and Fleetmatics may not complete the Acquisition until both parties have made certain pre-merger notification filings with the Federal Trade Commission and the United States Department of Justice and the applicable waiting period has expired or been terminated.

Verizon and Fleetmatics filed pre-merger notifications with the U.S. antitrust authorities pursuant to the HSR Act on 18 August 2016 and requested “early termination” of the waiting period. On 6 September 2016, the U.S. antitrust authorities notified Fleetmatics that they had granted early termination of the waiting period. Verizon and Fleetmatics do not believe that any foreign antitrust approvals are required to consummate the Acquisition.

14	Sources and Bases of Information

In this document, unless otherwise stated or the context otherwise requires, the following sources and bases have been used:

14.1	Certain figures included in this document have been subjected to rounding adjustments.

14.2	Financial and other information concerning the Fleetmatics Group and the Verizon Group has been extracted from published sources or from audited and unaudited financial results of the Fleetmatics Group and/or Verizon Group available in their respective filings with, or submissions to, the SEC.

14.3	Verizon prepares its financial information in accordance with U.S. GAAP. Fleetmatics prepares its financial information in accordance with U.S. GAAP.

14.4	Both Verizon and Fleetmatics use non-GAAP (collectively, “non-GAAP”) measures of financial performance. These non-GAAP financial measures are not intended to be considered in isolation from or as a substitute for the financial information prepared and presented in accordance with U.S. GAAP.

14.5	The value of the existing entire issued and to be issued ordinary share capital of Fleetmatics is based upon the entire issued and to be issued ordinary share capital of 39,194,150 Fleetmatics Shares as at the Latest Practicable Date.

14.6	The Closing Prices, share volumes and volume-weighted average closing prices per Fleetmatics Share are based on share prices from Bloomberg L.P., as reported at http://www.bloomberg.com.

14.7	References to the arrangements in place between Fleetmatics and Verizon regarding a transaction agreement are sourced from the Transaction Agreement.

14.8	Consideration of approximately U.S.$2.4 billion payable by Bidco under the terms of the Acquisition that will be funded by cash on the balance sheet is based on a U.S.$60.00 per share transaction price for all Fleetmatics Shares issued and outstanding as of 31 August 2016 and assumes any outstanding equity awards that are vested and exercisable prior to a transaction close date of 31 December 2016 will be cancelled, extinguished and converted into a right to receive the Consideration which shall be paid for by (or on behalf of) Bidco as of, or within 30 days after, the Effective Time.

15	Other Information

15.1	No agreement, arrangement or understanding (including any compensation arrangement) having any connection with or dependence upon the Acquisition exists between Verizon or any person Acting in Concert with Verizon and any of the directors or recent directors, shareholders or recent shareholders of Fleetmatics or persons interested or recently interested in Relevant Securities of Fleetmatics. In this paragraph 15.1, “recent” means within the Disclosure Period.

15.2	No agreement, arrangement or understanding exists whereby ownership of any Fleetmatics Shares acquired in pursuance of the Acquisition will be transferred to any other person.

15.3	Save for the matters disclosed in paragraph 15.1 of this Part 8 (Additional Information), no arrangement (as defined in paragraph 5 of Part 8 (Additional Information) of this document) exists between Verizon, or any person Acting in Concert with Verizon, and any other person.

15.4	No arrangement (as defined in paragraph 5 of Part 8 (Additional Information) of this document) exists between Fleetmatics, or any party Acting in Concert with Fleetmatics, and any other person.

15.5	Subject to the terms of the Transaction Agreement and the Expenses Reimbursement Agreement, each of Fleetmatics and Verizon will pay its own expenses in connection with the Acquisition except that (i) Fleetmatics will pay the cost of, and expenses associated with, the printing, publication and posting of this document (and the related enclosures) and (ii) Verizon will pay the Panel’s document review charge.

15.6	For the purpose of the Irish Takeover Rules, each of the following persons is regarded as Acting in Concert with Verizon in connection with the Acquisition:

(a)	Verizon, a corporation incorporated in the State of Delaware, having its registered office at The Corporation Trust Company, 1209 Orange St, Wilmington, Delaware 19801;

(b)	the Verizon Directors;

(c)	the Bidco Directors;

(d)	Wells Fargo Securities, LLC (financial adviser to Verizon) having its registered office at 550 South Tryon Street Charlotte, NC 28202 and any persons (other than exempt market makers or exempt fund managers) controlling, controlled by, or under the same control as Wells Fargo Securities, LLC;

(e)	PJT Partners LP (financial adviser to Verizon) having its registered office at c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808 and any persons (other than exempt market makers or exempt fund managers) controlling, controlled by, or under the same control as PJT Partners LP;

(f)	partners and members of the professional staff of KPMG (tax adviser to Verizon) who are actively engaged in relation to the Scheme or who are customarily engaged in the affairs of Verizon or who have been engaged in those affairs since 31 July 2014;

(g)	partners and members of the professional staff of A&L Goodbody (Irish legal adviser to Verizon) who are actively engaged in relation to the Scheme or who are customarily engaged in the affairs of Verizon or who have been engaged in those affairs since 31 July 2014;

(h)	partners and members of the professional staff of Cleary Gottlieb Steen & Hamilton LLP (U.S. legal adviser to Verizon) who are actively engaged in relation to the Scheme or who are customarily engaged in the affairs of Verizon or who have been engaged in those affairs since 31 July 2014;

(i)	partners and members of the professional staff of Macfarlanes (UK legal adviser to Verizon) who are actively engaged in relation to the Scheme or who are customarily engaged in the affairs of Verizon or who have been engaged in those affairs since 31 July 2014; and

15.7	For the purpose of the Irish Takeover Rules, each of the following persons is regarded as Acting in Concert with Fleetmatics in connection with the Acquisition:

(a)	the Fleetmatics Directors;

(b)	Morgan Stanley (financial adviser to Fleetmatics) and any persons (other than exempt market makers or exempt fund managers) controlling, controlled by, or under the same control as Morgan Stanley;

(c)	partners and members of the professional staff of Maples and Calder (Irish legal adviser to Fleetmatics) who are actively engaged in relation to the Scheme or who are customarily engaged in the affairs of Fleetmatics or who have been engaged in those affairs since 31 July 2014;

(d)	partners and members of the professional staff of Goodwin Procter LLP (U.S. legal adviser to Fleetmatics) who are actively engaged in relation to the Scheme or who are customarily engaged in the affairs of Fleetmatics or who have been engaged in those affairs since 31 July 2014; and

(e)	Innisfree M&A Incorporated (Fleetmatics’ proxy solicitor).

16	Documents Available for Inspection

Fleetmatics is subject to the information filing requirements of the Exchange Act and, in accordance with the Exchange Act, is obligated to file with the SEC periodic reports, documents and other information relating to Fleetmatics’ business, financial condition and other matters. These reports, documents and other information may be inspected at the SEC’s office at the public reference facilities at 100 F Street, N.E., Washington, D.C. 20549. You may obtain copies of all or any part of these materials from the SEC upon the payment of certain fees prescribed by the SEC. You may obtain further information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also inspect these reports and other information without charge at a website maintained by the SEC. The address of this site is http://www.sec.gov.

In addition, copies of the following documents will be made available for inspection during normal business hours on any Business Day from the date of this document until the Effective Time by Fleetmatics at the offices of Maples and Calder, 75 St Stephen’s Green, Dublin 2, Ireland and online at http://ir.fleetmatics.com and by Verizon and Bidco at the offices of A&L Goodbody, 25/28 North Wall Quay, IFSC, Dublin 1, Ireland and online at http://www.verizon.com/about/investors/:

16.1	the Rule 2.5 Announcement made on 1 August 2016 and all other announcements which have been made relating to the Acquisition and are required to be placed on display pursuant to Rule 26(a) of the Irish Takeover Rules;

16.2	this document dated 8 September 2016;

16.3	the Fleetmatics Articles;

16.4	the certificate of incorporation and bylaws of Verizon;

16.5	the articles of association of Bidco;

16.6	Fleetmatics’ Annual Report on Form 10-K for the fiscal year ended 31 December 2015 filed with the SEC on 26 February 2016, as amended by Amendment No. 1 on 29 April 2016;

16.7	Fleetmatics’ Quarterly Report on Form 10-Q for the quarter ended 30 June 2016 filed with the SEC on 5 August 2016;

16.8	Fleetmatics’ Quarterly Report on Form 10-Q for the quarter ended 31 March 2016 filed with the SEC on 6 May 2016;

16.9	Verizon’s Annual Report on Form 10-K for the fiscal year ended 31 December 2015 filed with the SEC on 23 February 2016;

16.10	Verizon’s Annual Report on Form 10-K for the fiscal year ended 31 December 2014 filed with the SEC on 23 February 2015;

16.11	Verizon’s Quarterly Report on Form 10-Q for the quarter ended 30 June 2016 filed with the SEC on 29 July 2016;

16.12	Verizon’s Quarterly Report on Form 10-Q for the quarter ended 13 March 2016 filed with the SEC on 28 April 2016;

16.13	Bidco’s Annual Accounts 2014-2015;

16.14	Bidco’s Annual Accounts 2013-2014;

16.15	the material contracts referred to in paragraph 6 of this Part 8 (Additional Information);

16.16	the letters of consent referred to in paragraph 11 of this Part 8 (Additional Information);

16.17	the Expenses Reimbursement Agreement;

16.18	the Transaction Agreement (including the amendment No. 1 between Fleetmatics, Verizon and Bidco, dated 22 August 2016); and

16.19	Letter to Fleetmatics Equity Award Holders and participants in the Fleetmatics ESPP to be dated on or about 9 September 2016.

17	Other Statements

The information contained in paragraphs 1, 5-7, 10, 11 and 14-16 in this Part 8 is not required to be included pursuant to the rules and regulations of the Securities and Exchange Commission but is included solely to comply with the requirements of the Act and the Irish Takeover Rules in order to provide the information required under such laws to Fleetmatics Shareholders.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS DOCUMENT TO VOTE ON THE MATTERS BROUGHT BEFORE THE SCHEME MEETINGS AND THE EXTRAORDINARY GENERAL MEETING. FLEETMATICS HAS NOT AUTHORISED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS DOCUMENT. THIS DOCUMENT IS DATED 8 SEPTEMBER 2016. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS DOCUMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND NEITHER THE MAILING OF THE DOCUMENT TO THE FLEETMATICS SHAREHOLDERS NOR THE CONSUMMATION OF THE ACQUISITION AND THE SCHEME SHALL CREATE ANY IMPLICATION TO THE CONTRARY.

PART 9

DEFINITIONS

1	In this document, save where the context clearly requires otherwise, the following expressions shall have the following meanings:

“Acquisition”	means the proposed acquisition by Bidco of Fleetmatics by means of the Scheme or the Takeover Offer (and any such Scheme or Takeover Offer as it may be revised, amended or extended from time to time) pursuant to the Transaction Agreement (whether by way of the Scheme or the Takeover Offer in accordance with the terms of the Transaction Agreement) (including the payment by Bidco of the aggregate Consideration pursuant to the Scheme or the Takeover Offer), as described in the Rule 2.5 Announcement and provided for in the Transaction Agreement;

“Act”	means the Companies Act 2014 of Ireland and every modification and re-enactment thereof for the time being in force;

“Acting in Concert”	shall have the meaning given to that term in the Irish Takeover Panel Act;

“Antitrust Laws”	the HSR Act and any other federal, state or foreign Law designed to prohibit, restrict or regulate actions for the purpose or effect of monopolisation or restraint of trade;

“Antitrust Order”

any legislative, administrative or judicial action, decree, judgment, injunction, decision or other order (whether temporary, preliminary or permanent) that restricts, prevents or prohibits the consummation of the Acquisition or any other transactions contemplated by the Transaction Agreement under any Antitrust Law;

“Bidco”	means Verizon Business International Holdings B.V., a private limited liability company incorporated under the laws of the Netherlands and an indirect wholly-owned subsidiary of Verizon;

“Bidco Directors”	the members of the board of managing directors of Bidco;

“Business Day”	means any day, other than a Saturday, Sunday or a day on which banks in Ireland or in the State of New York are authorised or required by law or executive order to be closed;

“Cancellation Record Time”	means 11.59 p.m. (Irish time) on the day before the High Court hearing to sanction the Scheme;

“Cancellation Shares”	means any Fleetmatics Shares in issue before the Cancellation Record Time, but excluding, in any case, the Transfer Shares and the Excluded Shares;

“Capital Reduction”	means the proposed reduction of Fleetmatics’ share capital under Sections 84 to 86 of the Act, associated with the cancellation of the Scheme Shares;

“Closing Price”	means the closing price for a Fleetmatics Share at the close of business on the day to which the price relates, derived from Bloomberg for that day;

“Completion Date”	means the date of completion of the Acquisition, as more particularly defined in clause 8.1(a)(i) of the Transaction Agreement;

“Concert Parties”	means such persons as are deemed to be acting in concert with Verizon pursuant to Rule 3.3 of Part A of the Irish Takeover Rules

“Conditions”	the conditions to the Scheme and the Acquisition set out in paragraphs 1 to 5 of Appendix I to the Rule 2.5 Announcement, and “Condition” means any one of the Conditions;

“Consideration”	means U.S.$60.00 per Scheme Share to be paid pursuant to the Scheme to Scheme Shareholders;

“Court Hearing”	means the hearing by the High Court of the Petition to sanction the Scheme under Section 449 to 455 of the Act;

“Court Meeting”

means the meeting or meetings of the Fleetmatics Shareholders (and any adjournment thereof) convened pursuant to Section 450 of the Act to consider and, if thought fit, approve the Scheme (with or without amendment);

“Court Meeting Resolution”	means the resolution to be proposed at the Court Meeting for the purposes of approving and implementing the Scheme;

“Court Order”	means the order or orders of the High Court sanctioning the Scheme under Section 453 of the Act and confirming the related Capital Reduction that forms part of it under Sections 84 and 85 of the Act;

“Disclosure Period”	means the period commencing on 1 August 2015 (being the date 12 months before the commencement of the Offer Period) and ending on the Latest Practicable Date;

“EC Merger Regulation”	means Council Regulation (EC) No. 139/2004;

“Effective”

means, in the context of the Acquisition: (i) if the Acquisition is implemented by way of a Scheme, the Scheme having become effective in accordance with its terms, upon the delivery to the Registrar of Companies of the Court Order together with the minute required by Section 86 of the Act confirming the Reduction of Capital and such Reduction of Capital having become effective upon the registration of the Court Order and minute by the Registrar of Companies; or (ii) if the Acquisition is implemented by way of a Takeover Offer, the Takeover Offer having been declared or become unconditional in all respects in accordance with the requirements of the Irish Takeover Rules;

“Effective Date”

means the date upon which: (a) the Scheme becomes Effective; or (b) if Verizon elects and the Panel consents to implement the Acquisition by way of a Takeover Offer, the Takeover Offer becomes Effective;

“Effective Time”	means the time on the Effective Date at which the Court Order and a copy of the minute required by Section 86 of the Act are registered by the Registrar of Companies;

“EGM”	means the extraordinary general meeting of Fleetmatics Shareholders (and any adjournment thereof) to be convened in connection with the Scheme on 12 October 2016, at 8.15 a.m. (Irish time) or, if later, immediately after the conclusion or adjournment of the Court Meeting (it being understood that if the Court Meeting is adjourned, the EGM shall be correspondingly adjourned);

“EGM Resolutions”

means the resolutions to be proposed at the EGM for the purposes of approving and implementing the Scheme, the Reduction of Capital, changes to the articles of association of Fleetmatics and such other matters as Fleetmatics reasonably determines to be necessary or desirable for the purposes of implementing the Acquisition as have been approved by Verizon (such approval not to be unreasonably withheld, conditioned or delayed);

“End Date”	means 31 December 2016; provided, that if as of such date all Conditions (other than (i) Conditions 3.1 and/or 3.2, (ii) Condition 3.4 (if, in the case of this clause (ii), the reason for the failure of such Condition is an Antitrust Order) and/or (iii) Conditions 2.3 and 2.4 (if, in the case of this clause (iii), the reason for the failure of such Conditions is the failure of the Conditions set forth in clause (i) and/or (ii) of this definition to have been satisfied)) have been satisfied (or, in the sole discretion of the applicable party to the Transaction Agreement, waived (where applicable)) or would be satisfied (or, in the sole discretion of the applicable party to the Transaction Agreement, waived (where applicable)) if the Acquisition were completed on such date, the “End Date” shall be extended to 1 August 2017 and in such case all references in this document to the “End Date” shall be deemed to be to 1 August 2017;

“ET/New York time”	means Eastern Standard Time as observed in the United States;

“Exchange Act”	means the U.S. Securities Exchange Act of 1934, as amended;

“Excluded Shares”	the 815 Fleetmatics Shares held by Exchange Indemnity Company, an indirect wholly-owned subsidiary of Verizon;

“Expenses Reimbursement Agreement”	means the Expenses Reimbursement Agreement dated 30 July 2016 between Verizon and Fleetmatics, the terms of which have been approved by the Panel, as described in paragraph 6 of Part 1 (Letter of Recommendation from the Fleetmatics Board) of this document;

“Fairness Opinion”	means the written opinion of Morgan Stanley delivered to the Fleetmatics Board on 29 July 2016, a copy of which is contained in Annex C to this document;

“FINRA”	means the Financial Industry Regulatory Authority;

“Fleetmatics” or the “Company”

Fleetmatics Group PLC, a public limited company incorporated in Ireland with registered number 516472 and with its registered office at Floors 1 & 2, Block C, Cookstown Court, Cookstown Industrial Estate, Tallaght, Dublin;

“Fleetmatics Alternative Proposal”	means any bona fide proposal or bona fide offer made by any person (other than a proposal or offer by Verizon or any of its Concert Parties or any person acting in concert with Verizon pursuant to Rule 2.5 of the Irish Takeover Rules) for (i) the acquisition of Fleetmatics by scheme of arrangement, takeover offer or business combination transaction; (ii) the acquisition by any person of 20% or more of the assets of Fleetmatics and its Subsidiaries, taken as a whole, measured by either book value or fair market value (including equity securities of Fleetmatics’ Subsidiaries); (iii) the acquisition by any person (or the stockholders of any person) of 20% or more of the outstanding Fleetmatics ordinary shares; (iv) any merger, business combination, consolidation, share exchange, recapitalisation or similar transaction involving Fleetmatics as a result of which the holders of Fleetmatics ordinary shares immediately prior to such transaction do not, in the aggregate, own at least 80% of the outstanding voting power of the surviving or resulting entity in such transaction immediately after consummation thereof; or (v) any combination of the foregoing;

“Fleetmatics Articles”	means the Memorandum and Articles of Association of Fleetmatics;

“Fleetmatics Benefit Plans”	means each employee or director benefit plan, program, agreement or arrangement, whether or not written, including any employee welfare benefit plan within the meaning of Section 3(1) of ERISA (whether or not such plan is subject to ERISA), any employee pension benefit plan within the meaning of Section 3(2) of ERISA (whether or not such plan is subject to ERISA) and any bonus, incentive, deferred compensation, vacation, stock purchase, stock or stock-based, severance, retention, employment, change of control or material fringe benefit plan, program, agreement or arrangement that is or has been sponsored, maintained or contributed to by the Fleetmatics Group or in respect of which any member of the Fleetmatics Group has any liability or other obligation;

“Fleetmatics Board”	means the board of directors of Fleetmatics from time to time and for the time being;

“Fleetmatics Change of Recommendation”	means the action of the Fleetmatics Board to withdraw or fail to make (or qualify or modify in any manner adverse to Verizon), or propose publicly to withdraw or fail to make (or qualify or modify in any manner adverse to Verizon), the recommendation that the Fleetmatics Shareholders to vote in favour of the Resolutions or the recommendation contemplated by clause 3.6(c) of the Transaction Agreement or the action of the Fleetmatics Board to approve, recommend or declare advisable, or propose publicly to approve, recommend or declare advisable, any Fleetmatics Alternative Proposal;

“Fleetmatics Directors”	means the members of the Fleetmatics Board;

“Fleetmatics Disclosure Schedule”	shall have the meaning given to that term in clause 6.1 of the Transaction Agreement;

“Fleetmatics Employees”	the employees of Fleetmatics or any Subsidiary of Fleetmatics who remain employed after the Effective Time;

“Fleetmatics Equity Award Holders”	the holders of Fleetmatics Options and/or Fleetmatics Share Awards;

“Fleetmatics ESPP”	the Fleetmatics’ Employee Stock Purchase Plan;

“Fleetmatics Group”	means Fleetmatics and all of its Subsidiaries;

“Fleetmatics Option”	means an option to subscribe for Fleetmatics Shares;

“Fleetmatics Optionholder”	means a holder of a Fleetmatics Option;

“Fleetmatics Share Award”	means an award denominated in Fleetmatics Shares, other than a Fleetmatics Option;

“Fleetmatics Share Awardholder”	means a holder of a Fleetmatics Share Award;

“Fleetmatics Shareholder”	means a holder of Fleetmatics Shares;

“Fleetmatics Share(s)”	means the existing unconditionally allotted or issued and fully paid ordinary shares with a nominal value of €0.015 each in the capital of Fleetmatics and any further such shares which are unconditionally allotted or issued before the date on which the Scheme is effective;

“Fleetmatics Share Plans”	means the Fleetmatics Amended and Restated 2004 Share Option Plan, the Fleetmatics Amended and Restated 2011 Stock Option and Incentive Plan and the Fleetmatics ESPP;

“Fleetmatics Superior Proposal”	means a written bona fide Fleetmatics Alternative Proposal made by any person that the Fleetmatics Board determines in good faith (after consultation with Fleetmatics’ financial adviser and outside legal counsel) is more favourable to the Fleetmatics Shareholders than the Acquisition, taking into account such financial, regulatory, legal and other aspects of such proposal as the Fleetmatics Board considers in good faith to be appropriate (it being understood that, for purposes of the definition of “Fleetmatics Superior Proposal”, references to “20%” in the definition of Fleetmatics Alternative Proposal shall be deemed to refer to “75%”);

“GAAP” or “U.S. GAAP”	means accounting principles generally accepted in the United States;

“good reason”	shall have the meaning given to that term in paragraph 7.4 of Part 3 (Information Required under Section 452 of the Act) of this document;

“High Court”	means the High Court of Ireland;

“Holding Company”	shall have the meaning given to that term by Section 8 of the Act;

“HSR Act”	means the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder;

“Ireland”	means the island of Ireland, excluding Northern Ireland, and the word “Irish” shall be construed accordingly;

“Irish CGT” or “CGT”	means Irish capital gains tax;

“Irish Takeover Panel Act”	means the Irish Takeover Panel Act 1997, as amended;

“Irish Takeover Rules”	means the Irish Takeover Panel Act 1997, Takeover Rules, 2013;

“Latest Practicable Date”	means 31 August 2016, being the latest practicable date prior to publication of this document;

“Meetings”	means each of the Court Meeting and the EGM, and “Meeting” means any of them as the context requires;

“Morgan Stanley”	means Morgan Stanley & Co. LLC, acting through its affiliate Morgan Stanley & Co. International plc;

“NYSE”	means the New York Stock Exchange;

“New Fleetmatics Shares”	means the Fleetmatics Shares to be issued credited as fully paid up to Bidco and/or its nominees (to hold on bare trust for Bidco) pursuant to the Scheme;

“Northern Ireland”	means the counties of Antrim, Armagh, Derry, Down, Fermanagh and Tyrone on the island of Ireland;

“Offer” or “Takeover Offer”	means an offer in accordance with clause 3.6 of the Transaction Agreement for the entire issued and to be issued share capital of Fleetmatics, including any amendment or revision thereto pursuant to the Transaction Agreement;

“Offer Period”	means the period commencing on 1 August 2016 and ending on the earlier of the date on which the Acquisition becomes Effective and the date on which the Acquisition lapses or is withdrawn (or such other date at the Panel may decide or the Irish Takeover Rules dictate);

“Overseas Shareholders”	means Fleetmatics Shareholders resident in, or citizens of, jurisdictions outside Ireland or the United States;

“Panel”	means the Irish Takeover Panel;

“Parties”

means Fleetmatics and the Verizon Parties and “Party” shall mean either Fleetmatics, on the one hand, or Verizon or the Verizon Parties (whether individually or collectively), on the other hand (as the context requires);

“Person” or “person”	means an individual, group (including a “group” under Section 13(d) of the Exchange Act), corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organisation or other entity or any relevant governmental authority or any department, agency or political subdivision thereof;

“Proxy Return Time”	means 5.00 p.m. (ET/New York time) on 11 October 2016 or, if any of the Meetings are adjourned, at 5.00 p.m. (ET/New York time) on the day immediately before the date appointed for the adjourned Meeting(s);

“Reduction of Capital”	the reduction of the share capital of Fleetmatics by the cancellation of the Scheme Shares, to be effected as part of the Scheme;

“Registrar of Companies”	means the Registrar of Companies in Dublin, Ireland as defined in Section 2 of the Act;

“Register of Members”	means the register of members maintained by Fleetmatics pursuant to the Act;

“Registrar”	means Fleetmatics’ registrar, Computershare Trust Company N.A;

“Regulatory Information Service”	means a regulatory information service as defined in the Irish Takeover Rules;

“Relevant Securities”	shall have the meaning assigned to it by the Irish Takeover Rules;

“Resolutions”	means, collectively, the Court Meeting Resolution and the EGM Resolutions, which are set out in this document;

“Restricted Jurisdiction”

means any jurisdiction where local laws or regulations may result in a significant risk of civil, regulatory or criminal exposure if information concerning the Acquisition is sent or made available in that jurisdiction;

“Rule 2.5 Announcement”	means the announcement made by Fleetmatics, Bidco and Verizon pursuant to Rule 2.5 of the Irish Takeover Rules on 1 August 2016;

“Scheme” or “Scheme of Arrangement”

means the proposed scheme of arrangement pursuant to Sections 449 to 455 of the Act and the Reduction of Capital to effect the proposed scheme of arrangement pursuant to the Transaction Agreement, in such terms and form as Verizon, Fleetmatics and Bidco, acting reasonably, mutually agree, including any revision thereof as may be agreed between Verizon, Fleetmatics and Bidco in writing;

“Scheme Record Time”	means 11.59 p.m. (Irish time) on the last Business Day before the Effective Date;

“Scheme Shareholder”	means a holder of Scheme Shares;

“Scheme Shares”	means the Fleetmatics Shares subject to the Scheme (comprising of the Cancellation Shares and the Transfer Shares and excluding, for the avoidance of doubt, the Excluded Shares);

“SEC”	means the U.S. Securities and Exchange Commission;

“SIPC”	means the Securities Investor Protection Corporation;

“Subsidiary”	means in relation to any person, any corporation, partnership, association, trust or other form of legal entity of which such person directly or indirectly owns securities or other equity interests representing more than 50% of the aggregate voting power;

“Takeover Offer”	means an offer in accordance with Clause 3.6 of the Transaction Agreement for the entire issued share capital of Fleetmatics (other than any Fleetmatics Shares beneficially owned by Verizon or any member of the Verizon Group (if any)) including any amendment or revision thereto pursuant to the Transaction Agreement, the full terms of which would be set out in the Takeover Offer Document;

“Takeover Offer Document”	means, if following the date of the Transaction Agreement, Verizon elects to implement the Acquisition by way of the Takeover Offer in accordance with clause 3.6 of the Transaction Agreement, the document to be despatched to Fleetmatics Shareholders and others by Verizon containing, amongst other things, the Takeover Offer, the Conditions (save insofar as not appropriate in the case of a Takeover Offer) and certain information about Verizon and Fleetmatics and, where the context so admits, includes any form of acceptance, election, notice or other document reasonably required in connection with the Takeover Offer;

“Trading Day”	means any day on which the NYSE is open for business;

“Transaction Agreement”	means the Transaction Agreement entered into between Fleetmatics and Verizon dated 30 July 2016 and as amended by the amendment No. 1 between Fleetmatics, Verizon and Bidco, dated 22 August 2016 relating to, amongst other things, the implementation of the Acquisition as described in paragraph 7 of Part 1 (Letter of Recommendation from the Fleetmatics Board) of this document;

“Transfer Agent”	means Fleetmatics’ transfer agent, Computershare Trust Company N.A;

“Transfer Shares”	means the Fleetmatics Shares issued at or after the Cancellation Record Time and/or at or before the Scheme Record Time, excluding, for the avoidance of doubt, the Excluded Shares;

“United Kingdom” or “UK”	means the United Kingdom of Great Britain and Northern Ireland;

“Unvested Share Award”	means a Fleetmatics Share Award that is outstanding and unvested immediately prior to the Effective Time (including as a result of any applicable vesting acceleration;

“Unvested Share Award Consideration”	means a cash amount equal to the Consideration, without interest and subject to applicable tax withholding (if any);

“U.S.” or “United States”	means the United States of America, its territories and possessions, any State of the United States of America and the District of Columbia, and all other areas subject to its jurisdiction;

“Verizon”	means Verizon Communications Inc.;

“Verizon Board”	means the board of directors of Verizon from time to time and for the time being;

“Verizon Directors”	means the members of the Verizon Board as at the date of this document;

“Verizon Group”	means, collectively, Verizon and all of its Subsidiaries and Bidco; and

“Voting Record Time”	means 5.00 p.m. (ET/New York time) on 31 August 2016.

2	All amounts contained within this document referred to by “€” and “c” refer to the euro and cent and amounts contained within this document referred to by “U.S.$”, “USD” or “$” refer to the U.S. dollar amounts.

3	Any reference to any provision of any legislation shall include any amendment, modification, re-enactment or extension thereof. Any reference to any legislation is to Irish legislation unless specified otherwise.

4	Words importing the singular shall include the plural and vice versa and words importing the masculine gender shall include the feminine or neutral gender.

PART 10

NOTICE OF FLEETMATICS COURT MEETING

IN THE MATTER OF FLEETMATICS GROUP PLC

– and –

IN THE MATTER OF THE COMPANIES ACT 2014

NOTICE IS HEREBY GIVEN that THE DIRECTORS OF THE COMPANY have convened (in accordance with section 450 of the Companies Act 2014) a meeting of the holders of the Fleetmatics Shares (the “Court Meeting”) for the purpose of considering and, if thought fit, approving a resolution to approve (with or without modification) a scheme of arrangement pursuant to Chapter 1 of Part 9 of the Companies Act 2014 proposed to be made between Fleetmatics Group PLC (the “Company”) and the holders of the Scheme Shares (the “Scheme”) and any motion by the Chairman to adjourn the Court Meeting, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Court Meeting to approve the Scheme (and that such meeting will be held at the offices of Maples and Calder, 75 St. Stephen’s Green, Dublin 2, Ireland on 12 October 2016, at 8.00 a.m. (Irish time)) (together the “Court Proposals”), at which place and time all holders of the said shares are invited to attend; such resolutions being in the following terms. The Court Proposals may be voted on in such order as is determined by the Chairman of the Court Meeting:

“That the Scheme in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the High Court be agreed to.”

“To adjourn the Court Meeting, if necessary, to solicit additional proxies in favour of approval of the resolutions to be considered at the Court Meeting.”

To be passed, the resolution to approve the Scheme requires the approval of a simple majority (more than 50%) in number of Fleetmatics Shareholders of record representing not less than three-fourths (75%) in value of the Scheme Shares held by such holders voting in person or by proxy.

To be passed, the resolution to adjourn the Court Meeting requires the approval of a simple majority (more than 50%) of the votes cast in person or by proxy at the Court Meeting.

A copy of the said scheme of arrangement and a copy of the circular required to be furnished pursuant to Section 452 of the Companies Act 2014 are incorporated in the document of which this Notice forms part.

The directors of the Company have appointed James M. Travers or, failing him, any other director designated by Mr. Travers to act as Chairman of the said meeting.

Subject to the approval of the resolution proposed at the meeting convened by this Notice and the resolutions to be proposed at the extraordinary general meeting of the Company convened for 12 October 2016 and the prior satisfaction of the Conditions, the hearing by the High Court of the petition to sanction the Scheme is anticipated to take place in the fourth quarter of 2016.

The said scheme of arrangement will be subject to the subsequent sanction of the High Court.

Dated: 8 September 2016

Maples and Calder

75 St Stephen’s Green

Dublin 2

Ireland

Solicitors for Fleetmatics Group PLC

Statement of procedures

Entitlement to attend and vote

(i)	Only those Fleetmatics Shareholders registered on the Register of Members of the Company at 5.00 pm (ET/New York time) on 31 August 2016 shall be entitled to attend and vote at the Court Meeting, or, if relevant any adjournment thereof.

Availability of documents and information in connection with the Court Meeting on the Company’s website

(ii)	Information regarding the Court Meeting, including the full, unabridged text of the documents and resolutions to be submitted to the Court Meeting, will be available at http://ir.fleetmatics.com.

Attending in person

(iii)	The Court Meeting will be held at the offices of Maples and Calder, 75 St. Stephen’s Green, Dublin 2, Ireland. If you are a Fleetmatics Shareholder of record and you wish to attend the Court Meeting in person, you are recommended to attend at least 15 minutes before the time appointed for the holding of the Court Meeting to allow time for registration. You will be entitled to be admitted to the meeting as a Fleetmatics Shareholder of record only if your shareholder status may be verified by checking your name against the Register of Members of the Company.

Appointment of proxies

(iv)	A Fleetmatics Shareholder of record at the Voting Record Time who is entitled to attend and vote at the Court Meeting is entitled to appoint another person (whether a member of the Company or not) as their proxy to attend, speak and vote in their place.

(v)	A proxy card marked “Meeting 1—Court Meeting” for use at the said Court Meeting is enclosed with this Notice. Completion and return of the proxy card will not preclude a shareholder from attending and voting in person at the said meeting, or any adjournment thereof, if that shareholder wishes to do so.

(vi)	To be effective, the proxy card marked “Meeting 1—Court Meeting” duly signed in accordance with the instructions printed thereon together with any authority under which it is executed (if applicable) or a copy of such authority certified notarially or by a solicitor practising in the Republic of Ireland (if applicable), must be returned to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, as soon as possible but, in any event, so as to be received by post or, during normal business hours, by hand, by the Proxy Return Time (as defined in the document of which this Notice forms part). The proxy card may also be submitted via the Internet at www.proxyvote.com by the Proxy Return Time.

(vii)	In the case of joint holders, the vote of the senior who tenders a vote (whether in person or by proxy) will be accepted to the exclusion of the vote(s) of the other joint holder(s) and for this purpose, seniority will be determined by the order in which the names stand in the Register of Members of the Company in respect of the joint holding.

Fleetmatics Shareholders who hold shares in “street name”

(viii)	A Fleetmatics Shareholder who holds shares in “street name” at the Voting Record Time should follow the voting instructions provided by their brokerage firm, bank, dealer or other similar organisation to vote their shares.

(ix)	Fleetmatics Shareholders who hold in “street name” at the Voting Record Time are invited to attend the Court Meeting but may not vote their shares in person at the meeting unless they obtain a legal proxy from their brokerage firm, bank, dealer or other similar organisation. In order to be entitled to be admitted to the Court Meeting, Fleetmatics Shareholders will need a form of photo identification and valid proof of ownership of their Fleetmatics Shares.

Issued shares and total voting rights

The total number of issued Fleetmatics Shares at the Voting Record Time was 39,194,150. The resolution at the Court Meeting shall be decided on a poll. Every Fleetmatics Shareholder shall have one vote for every share carrying voting rights of which he, she or it is the holder. A Fleetmatics Shareholder (whether present in person or by proxy) who is entitled to more than one vote need not use all his, her or its votes or cast all his, her or its votes in the same way. To be passed, the resolution to approve the Scheme requires the approval of a simple majority (more than 50%) in number of Fleetmatics Shareholders representing at least three-fourths (75%) in value of the Fleetmatics Shareholders voting in person or by proxy. To be passed, the resolution to adjourn the Court Meeting requires the approval of a simple majority (more than 50%) of the votes cast in person or by proxy at the Court Meeting.

PART 11

NOTICE OF EXTRAORDINARY GENERAL MEETING OF FLEETMATICS GROUP PLC

NOTICE IS HEREBY GIVEN that an EXTRAORDINARY GENERAL MEETING (“EGM”) of Fleetmatics Group PLC (the “Company”) will be held at the offices of Maples and Calder, 75 St. Stephen’s Green, Dublin 2, Ireland on 12 October 2016 at 8.15 a.m. (Irish time) (or, if later, as soon thereafter as the Court Meeting (as defined in the document of which this Notice forms part) shall have been concluded or adjourned) for the purpose of considering and, if thought fit, passing the following resolutions of which resolutions 2, 4, 6 and 7 will be proposed as ordinary resolutions and resolutions 1, 3 and 5 as special resolutions (the “Fleetmatics proposals”). The Fleetmatics proposals may be voted on in such order as is determined by the Chairman of the EGM:

1	Special Resolution: Amendment of Memorandum of Association

That, with effect from the passing of this resolution, the Memorandum of Association of the Company be amended by the addition of the following new paragraph 3.35 after the existing paragraph 3.34:

“To enter into any scheme of arrangement with its creditors or members or any class of them pursuant to Sections 449 to 455 of the Companies Act 2014.”

2	Ordinary Resolution: To Approve the Scheme of Arrangement

That, subject to the approval by the requisite majorities of the Scheme of Arrangement (as defined in the document of which this Notice forms part) at the Court Meeting, the Scheme of Arrangement (a print of which has been produced to this meeting and for the purposes of identification signed by the Chairman thereof) in its original form (or such amended form as the High Court may permit to put before the Court Meeting) or with or subject to any modification, addition or condition approved or imposed by the High Court be approved and the directors of the Company be authorised to take all such action as they consider necessary or appropriate for carrying the Scheme of Arrangement into effect.

3	Special Resolution: Cancellation of Cancellation Shares

That, subject to the passing of Resolutions 1 and 2 (above) and to the confirmation of the High Court pursuant to Section 84 of the Companies Act 2014 and pursuant to Articles 12 and 13 of the Company’s Articles of Association, the issued capital of the Company be reduced by the amount of the nominal value of the Cancellation Shares by cancelling and extinguishing all the Cancellation Shares (as defined in the Scheme of Arrangement) but without thereby reducing the authorised share capital of the Company.

4	Ordinary Resolution: Directors’ Authority to Allot Securities and Application of Reserves

That, subject to the passing of Resolutions 1, 2 and 3 above:

(i)	the directors of the Company be and are hereby generally and unconditionally authorised pursuant to and in accordance with Section 1021 of the Companies Act 2014 to give effect to this resolution and accordingly to effect the allotment of the New Fleetmatics Shares (as defined in the Scheme of Arrangement) referred to in paragraph (ii) below provided that (a) this authority shall expire on the End Date (as defined in the Scheme of Arrangement), (b) the maximum aggregate nominal amount of shares which may be allotted hereunder shall be an amount equal to the nominal value of the Cancellation Shares and (c) this authority shall be without prejudice to any other authority under the said Section 1021 previously granted before the date on which this resolution is passed; and

(ii)

forthwith upon the reduction of capital referred to in Resolution 3 above taking effect, the reserve credit arising in the books of account of the Company as a result of the cancellation of the Cancellation Shares be applied in paying up in full at par such number of New Fleetmatics Shares as shall be equal to the aggregate of the number of Cancellation Shares cancelled pursuant to Resolution 3 above, such

New Fleetmatics Shares to be allotted and issued to Verizon Business International Holdings B.V. and/or its nominee(s) in the manner described in the Scheme of Arrangement, credited as fully paid up and free from all liens, charges, encumbrances, rights of pre-emption and any other third party rights of any nature whatsoever.

5	Special Resolution: Amendment to Articles

That, subject to the Scheme becoming effective, the Articles of Association of the Company be amended by adding the following new Article 123:

“123. Scheme of Arrangement

(a)	In these Articles, the “Scheme” means the scheme of arrangement dated 8 September 2016 between the Company and the holders of the scheme shares (which comprise the ordinary shares of the Company that are cancelled or transferred under the Scheme) (the “Scheme Shares”) under Chapter 1 of Part 9 of the Act in its original form or with or subject to any modification, addition or condition approved or imposed by the High Court and expressions defined in the Scheme and (if not so defined) in the document containing the circular circulated with the Scheme under Section 452 of the Act shall have the same meanings in this Article.

(b)	Notwithstanding any other provision of these Articles, if the Company allots and issues any ordinary shares (other than to Verizon Business International Holdings B.V. (“Bidco”) or its nominee(s) (holding on bare trust for Bidco) on or after 5.00 p.m. (ET/New York time) on 31 August 2016 and prior to 5.00 p.m. (ET/New York time) on the last Business Day before the date on which the Scheme becomes effective, (the “Scheme Record Time”), such shares shall be allotted and issued subject to the terms of the Scheme and the holder or holders of those shares shall be bound by the Scheme accordingly.

(c)	Notwithstanding any other provision of these Articles, if any new ordinary shares of the Company are allotted or issued to any person (a “new member”) (other than under the Scheme to Bidco or any subsidiary of Bidco or anyone acting on behalf of Bidco (holding on bare trust for Bidco) on or after the Scheme Record Time, the new member shall, provided the Scheme has become effective, have such shares transferred immediately, free of all encumbrances, to Bidco and/or its nominee(s) (holding on bare trust for Bidco) in consideration of and conditional on the payment by Bidco to the new member of the amount of cash to which the new member would have been entitled under the terms of the Scheme had such shares transferred to Bidco hereunder been Scheme Shares at the Scheme Record Time, such new ordinary shares of the Company to rank pari passu in all respects with all other ordinary shares of the Company for the time being in issue and ranking for any dividends or distributions made, paid or declared thereon following the date on which the transfer of such new ordinary shares of the Company is executed.

(d)	In order to give effect to any such transfer required by this Article 123, the Company may appoint any person to execute and deliver a form of transfer on behalf of, or as attorney for, the new member in favour of Bidco and/or its nominee(s) (holding on bare trust for Bidco) pursuant to the Scheme without the need for any further action being required to give effect thereto. Pending the registration of Bidco as a holder of any share to be transferred under this Article 123, the new member shall not be entitled to exercise any rights attaching to any such shares unless so agreed by Bidco and Bidco shall be irrevocably empowered to appoint a person nominated by Bidco to act as attorney or agent on behalf of any holder of that share in accordance with any directions Bidco may give in relation to any dealings with or disposal of that share (or any interest in it), the exercise of any rights attached to it or receipt of any distribution or other benefit accruing or payable in respect of it and any holder(s) of that share must exercise all rights attaching to it in accordance with the directions of Bidco. The Company shall not be obliged to issue a certificate to the new member for any such share.”

6	Ordinary Resolution (non-binding, advisory): Approval of “Golden Parachute Compensation”

That, on a non-binding, advisory basis, the compensation that will or may become payable to Fleetmatics’ named executive officers relating to the Acquisition as disclosed pursuant to Item 402(t) of Regulation S-K be approved.

7	Ordinary Resolution: Adjournment of the EGM

This is a proposal to adjourn the EGM, if necessary, to solicit additional proxies in favour of approval of the resolutions to be considered at the EGM. Fleetmatics is submitting a proposal for consideration at the EGM to authorise the Chairman of the EGM to approve one or more adjournments of the EGM if there are not sufficient votes to approve the resolutions to be considered at the EGM at the time of the EGM. Even though a quorum may be present at the EGM, it is possible that Fleetmatics may not have received sufficient votes to approve the resolutions to be considered at the EGM by the time of the EGM. In that event, Fleetmatics would determine to adjourn the EGM in order to solicit additional proxies. The adjournment proposal relates only to an adjournment of the EGM for purposes of soliciting additional proxies to obtain the requisite Fleetmatics Shareholder approvals to approve the resolutions to be considered at the EGM. Any other adjournment of the EGM (e.g., an adjournment required because of the absence of a quorum) would be voted upon pursuant to the discretionary authority granted by the proxy.

By order of the Board of Directors

James M. Travers

Chairman of the Board

Dated: 8 September 2016

Notes:

A shareholder entitled to attend and vote at the EGM is entitled to appoint one or more proxies to attend, speak and vote on his behalf. A proxy need not be a Fleetmatics Shareholder.

Statement of procedures

Entitlement to attend and vote

(i)	Only those Fleetmatics Shareholders registered on the Register of Members of the Company at 5.00 p.m. (ET/New York time) on 31 August 2016 shall be entitled to attend and vote at the EGM, or, if relevant any adjournment thereof.

Availability of documents and information in connection with the EGM on the Company’s website

(ii)	Information regarding the EGM, including the full, unabridged text of the documents and resolutions to be submitted to the EGM, will be available at http://ir.fleetmatics.com.

Attending in person

(iii)	The EGM will be held at the offices of Maples and Calder, 75 St. Stephen’s Green, Dublin 2, Ireland. If you are a Fleetmatics Shareholder of record and you wish to attend the EGM in person, you are recommended to attend at least 15 minutes before the time appointed for the holding of the EGM to allow time for registration. You will be entitled to be admitted to the meeting as a Fleetmatics Shareholder of record only if your shareholder status may be verified by checking your name against the Register of Members of the Company.

Appointment of proxies

(iv)	A Fleetmatics Shareholder of record at the Voting Record Time who is entitled to attend and vote at the EGM is entitled to appoint another person (whether a member of the Company or not) as their proxy to attend, speak and vote in their place.

(v)	A proxy card marked “Meeting 2—Extraordinary General Meeting” for use at the said EGM is enclosed with this Notice. Completion and return of the proxy card will not preclude a shareholder from attending and voting in person at the said meeting, or any adjournment thereof, if that shareholder wishes to do so.

(vi)	To be effective, the proxy card marked “Meeting 2—Extraordinary General Meeting” duly signed in accordance with the instructions printed thereon together with any authority under which it is executed (if applicable) or a copy of such authority certified notarially or by a solicitor practising in the Republic of Ireland (if applicable), must be returned to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, as soon as possible but, in any event, so as to be received by post or, during normal business hours, by hand, by the Proxy Return Time (as defined in the document of which this Notice forms part). The proxy card may also be submitted via the Internet at www.proxyvote.com by the Proxy Return Time.

(vii)	In the case of joint holders, the vote of the senior who tenders a vote (whether in person or by proxy) will be accepted to the exclusion of the vote(s) of the other joint holder(s) and for this purpose, seniority will be determined by the order in which the names stand in the Register of Members of the Company in respect of the joint holding.

Fleetmatics Shareholders who hold shares in “street name”

(viii)	A Fleetmatics Shareholder who holds shares in “street name” at the Voting Record Time should follow the voting instructions provided by their brokerage firm, bank, dealer or other similar organisation to vote their shares.

(ix)	Fleetmatics Shareholders who hold in “street name” at the Voting Record Time are invited to attend the EGM but may not vote their shares in person at the meeting unless they obtain a legal proxy from their brokerage firm, bank, dealer or other similar organisation. In order to be entitled to be admitted to the EGM, Fleetmatics Shareholders will need a form of photo identification and valid proof of ownership of their Fleetmatics Shares.

Issued shares and total voting rights

(x)	The total number of issued Fleetmatics Shares carrying the right to vote at the EGM at the Voting Record Time was 39,194,150. The resolution at the EGM shall be decided on a poll. Every Fleetmatics Shareholder entitled to vote at the EGM shall have one vote for every share carrying voting rights of which he, she or it is the holder. A Fleetmatics Shareholder (whether present in person or by proxy) who is entitled to more than one vote need not use all his, her or its votes or cast all his, her or its votes in the same way. To be passed, an ordinary resolution requires the approval of a simple majority (more than 50%) of the votes cast in person or by proxy at the EGM. To be passed, a special resolution requires the approval of at least three-fourths (75%) of the votes cast in person or by proxy at the EGM.

Annex A

Execution Version

DATED JULY 30, 2016

FLEETMATICS GROUP PLC,

VERIZON BUSINESS INTERNATIONAL HOLDINGS B.V.

AND

VERIZON COMMUNICATIONS INC.,

TRANSACTION AGREEMENT

CONTENTS

1.	INTERPRETATION		A-4

	1.1	Definitions	A-4

	1.2	Construction	A-14

	1.3	Captions	A-15

	1.4	Time	A-15

2.	RULE 2.5 ANNOUNCEMENT, SCHEME DOCUMENT AND FLEETMATICS EQUITY AWARD HOLDER PROPOSAL		A-15

	2.1	Rule 2.5 Announcement	A-15

	2.2	Scheme	A-15

	2.3	Change in Shares	A-16

	2.4	Fleetmatics Equity Award Holder Proposal	A-16

3.	IMPLEMENTATION OF THE SCHEME		A-16

	3.1	Responsibilities of Fleetmatics in Respect of the Scheme	A-16

	3.2	Responsibilities of Bidco and Verizon in Respect of the Scheme	A-19

	3.3	Mutual Responsibilities of the Parties	A-19

	3.4	Dealings with the Panel	A-20

	3.5	No Scheme Amendment by Fleetmatics	A-21

	3.6	Switching to a Takeover Offer	A-21

	3.7	Preparation of Proxy Statement	A-23

4.	FLEETMATICS EQUITY AWARDS		A-23

	4.1	Treatment of Equity Awards	A-23

	4.2	Fleetmatics Options Granted under the Fleetmatics Share Plans	A-24

	4.3	Fleetmatics Share Awards Granted under the Fleetmatics Share Plans	A-24

	4.4	Implementation	A-25

	4.5	Amendment of Articles	A-25

	4.6	Fleetmatics ESPP	A-25

5.	FLEETMATICS CONDUCT		A-25

	5.1	Conduct of Business by Fleetmatics	A-25

	5.2	Non-Solicitation Applicable to Fleetmatics	A-29

6.	REPRESENTATIONS AND WARRANTIES		A-32

	6.1	Fleetmatics Representations and Warranties	A-32

	6.2	Verizon and Bidco Representations and Warranties	A-51

7.	ADDITIONAL AGREEMENTS		A-54

	7.1	Investigation	A-54

	7.2	Consents and Regulatory Approvals	A-54

	7.3	Directors’ and Officers’ Indemnification and Insurance	A-57

	7.4	Employment and Benefit Matters	A-58

	7.5	Tax Matters	A-60

	7.6	Rule 16b-3 Actions	A-60

	7.7	Transaction Litigation	A-60

	7.8	Acquisition Implementation	A-60

	7.9	Fleetmatics Indebtedness	A-61

8.	COMPLETION OF ACQUISITION		A-61

	8.1	Completion	A-61

9.	TERMINATION		A-64

	9.1	Termination	A-64

10.	GENERAL		A-66

	10.1	Announcements	A-66

	10.2	Notices	A-67

	10.3	Assignment	A-68

	10.4	Counterparts	A-68

	10.5	Amendment	A-69

	10.6	Entire Agreement	A-69

	10.7	Inadequacy of Damages	A-69

	10.8	Remedies and Waivers	A-69

	10.9	Severability	A-69

	10.10	No Partnership and No Agency	A-70

	10.11	Further Assurance	A-70

	10.12	Costs and Expenses	A-70

	10.13	Governing Law and Jurisdiction	A-70

	10.14	Third Party Beneficiaries	A-71

	10.15	Non Survival of Representations and Warranties	A-71

THIS AGREEMENT is made on July 30, 2016

AMONG:

(1)	VERIZON COMMUNICATIONS INC., a corporation incorporated in the State of Delaware (hereinafter called “Verizon”),

(2)	VERIZON BUSINESS INTERNATIONAL HOLDINGS B.V., a private limited liability company incorporated under the laws of the Netherlands and a wholly-owned subsidiary of Verizon (“Bidco”), and

(3)	FLEETMATICS GROUP PLC, a public limited company incorporated in Ireland with registered number 516472 having its registered office at Floors 1 and 2, Block C, Cookstown Court, Cookstown Industrial Estate, Belgard Road, Tallaght, Dublin 24, Ireland (hereinafter called “Fleetmatics”).

RECITALS:

(A)	Verizon has agreed to make a proposal to cause Bidco to acquire Fleetmatics on the terms set out in the Rule 2.5 Announcement (as defined below).

(B)	This Agreement (this “Agreement”) sets out certain matters relating to the conduct of the Acquisition (as defined below) that have been agreed by the Parties (as defined below).

(C)	The Parties intend that the Acquisition will be implemented by way of the Scheme (as defined below).

THE PARTIES AGREE as follows:

1.	INTERPRETATION

1.1	Definitions

In this Agreement the following words and expressions shall have the meanings set opposite them:

“Acquisition”, the proposed acquisition by Bidco of Fleetmatics by means of the Scheme or the Takeover Offer (and any such Scheme or Takeover Offer as it may be revised, amended or extended from time to time) pursuant to this Agreement (whether by way of the Scheme or the Takeover Offer in accordance with the terms of this Agreement) (including the payment by Bidco of the aggregate Cash Consideration pursuant to the Scheme or the Takeover Offer), as described in the Rule 2.5 Announcement and provided for in this Agreement;

“Act”, the Companies Act 2014 of Ireland and every modification and re-enactment thereof for the time being in force;

“Acting in Concert”, shall have the meaning given to that term in the Irish Takeover Panel Act 1997, as amended;

“Action”, any civil, criminal or administrative actions, suits, demands, claims, hearings, notices of violation, investigations, proceedings, demand letters, settlements or enforcement actions by, from or before any Relevant Authority;

“Affiliate”, in relation to any person, another person that, directly or indirectly, controls, is controlled by, or is under common control with, such first person (as used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a person, whether through the ownership of securities or partnership or other ownership interests, by Contract or otherwise);

“Agreed Form”, in relation to any document, the form of that document which has been agreed to by or on behalf of each of the Parties;

“Agreement”, shall have the meaning given to that term in the Recitals;

“Antitrust Laws”, shall have the meaning given to that term in Clause 7.2(d);

“Antitrust Order”, any legislative, administrative or judicial action, decree, judgment, injunction, decision or other order (whether temporary, preliminary or permanent) that restricts, prevents or prohibits the consummation of the Acquisition or any other transactions contemplated by the Transaction Agreement under any Antitrust Law;

“Applicable Withholding Amount”, such amounts as are required to be withheld or deducted under the Code or any provision of state, local or foreign Tax Law with respect to the payment made in connection with the cancellation or conversion of a Fleetmatics Option or Fleetmatics Share Award or the payment of any dividend equivalents, as applicable;

“Bidco”, shall have the meaning given to that term in the Preamble;

“Bribery Act”, the United Kingdom Bribery Act 2010;

“Bribery Legislation”, all and any of the following: the FCPA; the Organization For Economic Co-operation and Development Convention on Combating Bribery of Foreign Public Officials in International Business Transactions and related implementing legislation; the relevant common law or legislation in England and Wales relating to bribery and/or corruption, including, the Public Bodies Corrupt Practices Act 1889; the Prevention of Corruption Act 1906 as supplemented by the Prevention of Corruption Act 1916 and the Anti-Terrorism, Crime and Security Act 2001; the Bribery Act 2010; the Proceeds of Crime Act 2002; and any anti-bribery or anti-corruption related provisions in criminal and anti-competition laws and/or anti-bribery, anti-corruption and/or anti-money laundering laws of any jurisdiction in which the Fleetmatics Group operates or has sought to operate;

“Business Day”, any day, other than a Saturday, Sunday or a day on which banks in Ireland or in the State of New York are authorised or required by law or executive order to be closed;

“Cash Consideration”, US$60.00 per Fleetmatics Ordinary Share;

“Cause” shall have the meaning set forth in any written employment agreement between Fleetmatics, Verizon or any Subsidiary of Fleetmatics or Verizon and the employee. If the employee or director is not party to any such employment agreement or the employment agreement does not contain a definition of Cause, it shall mean (i) any material breach by the employee of any agreement between the employee and Fleetmatics; (ii) the conviction of, indictment for or plea of nolo contendere or equivalent by the employee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the employee of the employee’s duties to Fleetmatics; provided, however, for the avoidance of doubt, the termination, resignation or removal of the employee or director as required by this Agreement shall not be a termination for Cause;

“CERCLA”, shall have the meaning given to that term in Clause 6.1(h);

“Clearances”, all consents, clearances, approvals, permissions, permits, nonactions, orders and waivers to be obtained from, and all registrations, applications, notices and filings to be made with or provided to, any Relevant Authority or other third party in connection with the implementation of the Scheme and/or the Acquisition;

“Code”, means the United States Internal Revenue Code of 1986, as amended;

“Completion”, completion of the Acquisition;

“Completion Date”, shall have the meaning given to that term in Clause 8.1(a)(i);

“Concert Parties”, such persons as are deemed to be acting in concert with Verizon pursuant to Rule 3.3 of Part A of the Takeover Rules;

“Conditions”, the conditions to the Scheme and the Acquisition set out in Appendix III of the Rule 2.5 Announcement, and “Condition” means any one of the Conditions;

“Confidential Information”, shall have the meaning given to that term in the Confidentiality Agreement;

“Contract”, any contract (written or oral), note, bond, mortgage, indenture, deed of trust, license, lease, agreement, arrangement, commitment or other instrument or obligation that is legally binding;

“Confidentiality Agreement”, the confidentiality agreement between Fleetmatics and Verizon, dated as of May 16, 2016, as it may be amended from time to time;

“Court Hearing”, the hearing by the High Court of the Petition to sanction the Scheme under Section 449 to 455 of the Act;

“Court Meeting”, the meeting or meetings of the Fleetmatics Shareholders (and any adjournment thereof) convened pursuant to Section 450 of the Act to consider and, if thought fit, approve the Scheme (with or without amendment);

“Court Meeting Resolution”, the resolution to be proposed at the Court Meeting for the purposes of approving and implementing the Scheme;

“Court Order”, the order or orders of the High Court sanctioning the Scheme under Sections 449 to 455 of the Act and confirming the reduction of capital necessary to implement the Scheme under Sections 84 and 85 of the Act;

“Credit Agreement”, the Credit Agreement, dated as of January 21, 2015, by and among Fleetmatics, Fleetmatics Development Limited, and Fleetmatics USA, LLC as the borrowers, certain financial institutions as the lenders (the “Lenders”) and Citibank, N.A., as administrative agent for the Lenders, as amended by that First Amendment to Credit Agreement, dated as of April 29, 2016.

“DTC”, shall have the meaning given to that term in Clause 8.1(d)(ii);

“DTC Payment”, shall have the meaning given to that term in Clause 8.1(d)(ii);

“Effective Date”, the date on which the Scheme becomes effective in accordance with its terms;

“Effective Time”, the time on the Effective Date at which the Court Order is delivered to and a copy of the minute required by Section 86 of the Act are registered by the Registrar of Companies;

“EGM Resolutions”, the resolutions to be proposed at the EGM for the purposes of approving and implementing the Scheme, the reduction of capital of Fleetmatics necessary to implement the Scheme, changes to the articles of association of Fleetmatics and such other matters as Fleetmatics reasonably determines to be necessary or desirable for the purposes of implementing the Acquisition as have been approved by Verizon (such approval not to be unreasonably withheld, conditioned or delayed);

“End Date”, December 31, 2016; provided, that if as of such date all Conditions (other than (i) Conditions 3(a) and/or 3(b), (ii) Condition 3(d) (if, in the case of this clause (ii), the reason for the failure of such Condition is an Antitrust Order) and/or (iii) Conditions 2(c) and 2(d) (if, in the case of this clause (iii), the reason for the failure of such Conditions is the failure of the Conditions set forth in clause (i) and/or (ii) of this definition to have been satisfied)) have been satisfied (or, in the sole discretion of the applicable Party, waived (where applicable)) or would be satisfied (or, in the sole discretion of the applicable Party, waived (where applicable)) if the Acquisition were completed on such date, the “End Date” shall be extended to August 1, 2017 and in such case all references in this Agreement to the “End Date” shall be deemed to be to August 1, 2017;

“Environmental Laws”, shall have the meaning given to that term in Clause 6.1(h);

“Environmental Liability”, shall have the meaning given to that term in Clause 6.1(h);

“Environmental Permits”, shall have the meaning given to that term in Clause 6.1(h);

“ERISA”, the United States Employee Retirement Income Security Act of 1974, as amended;

“ERISA Affiliate”, with respect to any entity, trade or business, any other entity, trade or business that is a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA

that includes the first entity, trade or business, or that is a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA;

“€”, “EUR”, or “euro”, the single currency unit provided for in Council Regulation (EC) NO974/98 of 8 May 1990, being the lawful currency of Ireland;

“Exchange Act”, the United States Securities Exchange Act of 1934, as amended;

“Expenses Reimbursement Agreement”, the expenses reimbursement agreement dated as of the date hereof between Fleetmatics and Verizon, the terms of which have been approved by the Panel;

“Extraordinary General Meeting” or “EGM”, the extraordinary general meeting of the Fleetmatics Shareholders (and any adjournment thereof) to be convened in connection with the Scheme, expected to be convened as soon as the preceding Court Meeting shall have been concluded or adjourned (it being understood that if the Court Meeting is adjourned, the EGM shall be correspondingly adjourned);

“FCPA”, United States Foreign Corrupt Practices Act of 1977, as amended;

“Final Enrollment Date”, shall have the meaning given to that term in Clause 4.6;

“Fleetmatics”, shall have the meaning given to that term in the Preamble;

“Fleetmatics A Deferred Shares”, shall have the meaning given to that term in Clause 6.1(b)(i);

“Fleetmatics Alternative Proposal”, shall have the meaning given to that term in Clause 5.2(f);

“Fleetmatics Benefit Plan”, each employee or director benefit plan, program, agreement or arrangement, whether or not written, including any employee welfare benefit plan within the meaning of Section 3(1) of ERISA (whether or not such plan is subject to ERISA), any employee pension benefit plan within the meaning of Section 3(2) of ERISA (whether or not such plan is subject to ERISA) and any bonus, incentive, deferred compensation, vacation, stock purchase, stock or stock-based, severance, retention, employment, change of control or material fringe benefit plan, program, agreement or arrangement that is or has been sponsored, maintained or contributed to by the Fleetmatics Group or in respect of which any member of the Fleetmatics Group has any liability or other obligation;

“Fleetmatics Board”, the board of directors of Fleetmatics;

“Fleetmatics Capitalisation Date”, shall have the meaning given to that term in Clause 6.1(b)(i);

“Fleetmatics Change of Recommendation”, shall have the meaning given to that term in Clause 5.2(c);

“Fleetmatics Deferred Shares”, shall have the meaning given to that term in Clause 6.1(b)(i);

“Fleetmatics Deficit”, the deficit in the distributable reserves of Fleetmatics;

“Fleetmatics Directors”, the members of the board of directors of Fleetmatics;

“Fleetmatics Disclosure Schedule”, shall have the meaning given to that term in Clause 6.1;

“Fleetmatics Employees”, the employees of Fleetmatics or any Subsidiary of Fleetmatics who remain employed after the Effective Time;

“Fleetmatics Equity Award Holder Proposal”, the proposal of Verizon to the Fleetmatics Equity Award Holders to be made in accordance with Clause 4, Rule 15 of the Takeover Rules and the terms of the Fleetmatics Share Plan;

“Fleetmatics Equity Award Holders”, the holders of Fleetmatics Options and/or Fleetmatics Share Awards;

“Fleetmatics Equity Schedule”, shall have the meaning given to that term in Clause 6.1(b)(ii);

“Fleetmatics ESPP”, shall have the meaning given to that term in Clause 4.6;

“Fleetmatics Group”, Fleetmatics and all of its Subsidiaries;

“Fleetmatics Indemnified Parties” (and “Fleetmatics Indemnified Party”), shall have the meaning given to that term in Clause 7.3(b);

“Fleetmatics Leased Real Property”, shall have the meaning given to that term in Clause 6.1(p)(ii);

“Fleetmatics Licensed Software”, all Software licensed to Fleetmatics or its Subsidiaries;

“Fleetmatics Material Adverse Effect”, such event, development, occurrence, state of facts or change that has (1) a material adverse effect on the ability of the Fleetmatics Group to consummate the transactions contemplated hereby or (2) a material adverse effect on the business, results of operations, or financial condition of Fleetmatics and its Subsidiaries, taken as a whole, but in each case, excluding (a) events, developments, occurrences, states of facts or changes to the extent arising from (i) changes generally affecting the economy or the financial, debt, credit or securities markets (including changes in interest or exchange rates), in each case in the United States or elsewhere, (ii) changes generally affecting the industry in which Fleetmatics and its Subsidiaries operate, (iii) changes in any political conditions or developments in general, or resulting from any outbreak or escalation of hostilities, declared or undeclared acts of war or terrorism, or (iv) changes in the provisions of U.S. GAAP, the International Financial Reporting Standards, the International Accounting Standards Board or other accounting standards (or interpretations thereof) (provided, that in each of the foregoing clauses (i)-(iv), such events may be taken into account to the extent Fleetmatics is disproportionately affected relative to other similarly situated companies in the industry in which Fleetmatics and its Subsidiaries operate, in which case only the incremental disproportionate impact or impacts may be taken into account in determining whether or not there has been a Fleetmatics Material Adverse Effect); or (b) any decline in the stock price of the Fleetmatics Ordinary Shares on the NYSE or any failure to meet internal or published projections, forecasts or revenue or earning predictions for any period (provided that the underlying causes of such decline or failure may, to the extent not otherwise excluded, be considered in determining whether there is a Fleetmatics Material Adverse Effect); or (c) any events, developments, occurrences, states of facts or changes resulting from the announcement or the existence of this Agreement or the transactions contemplated hereby, including the impact thereon on relationships (contractual or otherwise) with customers, vendors, lenders, employees or other business partners and any litigation arising therefrom or with respect thereto (except that this clause (c) shall not apply with respect to Fleetmatics’ representations and warranties in Clause 6.1(c)(iii)); or (d) any events, developments, occurrences, states of facts or changes resulting from the taking by Fleetmatics of any action expressly required by this Agreement, or the failure by Fleetmatics to take any action expressly prohibited by this Agreement (except that this clause (d) shall not apply with respect to any events, developments, occurrences, states of facts or changes resulting from any actions or omissions of Fleetmatics required to comply with Clause 5.1 unless and only to the extent that any such events, developments, occurrences, states of facts or changes are the direct result of Verizon unreasonably withholding its consent to Fleetmatics’ written request for consent under Clause 5.1 delivered in accordance with the notice requirements set forth in Clause 10.2);

“Fleetmatics Material Contracts”, shall have the meaning given to that term in Clause 6.1(s)(i);

“Fleetmatics Memorandum and Articles of Association”, shall have the meaning given to that term in Clause 6.1(a);

“Fleetmatics Option”, an option to purchase Fleetmatics Ordinary Shares;

“Fleetmatics Ordinary Shares” shall have the meaning given to that term in Clause 6.1(b)(i).

“Fleetmatics Owned Real Property”, shall have the meaning given to that term in Clause 6.1(p)(i);

“Fleetmatics Paying Agent Fund”, shall have the meaning given to that term in Clause 8.1(d)(i);

“Fleetmatics Permits”, shall have the meaning given to that term in Clause 6.1(g)(ii);

“Fleetmatics Permitted Lien”, shall have the meaning given to that term in Clause 6.1(p)(i);

“Fleetmatics Preferred Shares”, shall have the meaning given to that term in Clause 6.1(b)(i);

“Fleetmatics Product”, all products (including Software) and services that are being or have been researched, developed, commercialized, manufactured, sold, provided, licenses or distributed by Fleetmatics or any of its Subsidiaries;

“Fleetmatics SEC Documents”, shall have the meaning given to that term in Clause 6.1(d)(i);

“Fleetmatics Series A Preferred Shares”, shall have the meaning given to that term in Clause 6.1(b)(i);

“Fleetmatics Series B Preferred Shares”, shall have the meaning given to that term in Clause 6.1(b)(i);

“Fleetmatics Series C Preferred Shares”, shall have the meaning given to that term in Clause 6.1(b)(i);

“Fleetmatics Share Award”, an award denominated in Fleetmatics Ordinary Shares, other than a Fleetmatics Option;

“Fleetmatics Share Plan”, the Fleetmatics Amended and Restated 2004 Share Option Plan, the Fleetmatics Amended and Restated 2011 Stock Option and Incentive Plan and the Fleetmatics ESPP;

“Fleetmatics Shareholder Approval”, (i) the approval of the Scheme by a majority in number of the Fleetmatics Shareholders representing three-fourths (75 per cent.) or more in value of the Fleetmatics Ordinary Shares held by such holders, present and voting either in person or by proxy, at the Court Meeting (or at any adjournment of such meeting) and (ii) the EGM Resolutions being duly passed by the requisite majorities of Fleetmatics Shareholders at the Extraordinary General Meeting (or at any adjournment of such meeting);

“Fleetmatics Shareholders”, the holders of Fleetmatics Ordinary Shares;

“Fleetmatics Software”, shall have the meaning given to that term in Clause 6.1(o)(i);

“Fleetmatics Superior Proposal”, shall have the meaning given to that term in Clause 5.2(g);

“Fleetmatics Superior Proposal Notice”, shall have the meaning given to that term in Clause 5.2(h)(i);

“Fleetmatics Undesignated Shares”, shall have the meaning given to that term in Clause 6.1(b)(i);

“Government Official”, (i) any official, officer, employee, or representative of, or any Person acting in an official capacity for or on behalf of, any Governmental Entity, (ii) any party official or candidate for political office or (iii) any company, business, enterprise or other entity owned, in whole or in part, or controlled by any Person described in the foregoing clause (i) or (ii) of this definition;

“Government Contract”, means any Contract (including any basic ordering agreement, letter contract, task order, purchase order or change order), arrangement or other commitment of any kind between Fleetmatics or any of its Subsidiaries and any Governmental Entity or Governmental Official;

“Governmental Entity”, (i) any Relevant Authority, (ii) any company, business, enterprise, or other entity owned, in whole or in part, or controlled by any Relevant Authority, or (iii) any political party;

“Group”, in relation to any Party, such Party and its Subsidiaries;

“Hazardous Substance”, shall have the meaning given to that term in Clause 6.1(h);

“High Court”, the High Court of Ireland;

“HSR Act”, the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder;

“Industry Body”, shall have the meaning given to that term in Clause 6.1(o)(vii);

“Intellectual Property”, collectively, all intellectual property and other similar proprietary rights in any jurisdiction, whether registered or unregistered, including without limitation such rights in and to: (i) patents and patent applications, utility models, and any and all provisionals, divisionals, continuations, continuations-in-part, reissues, continuing patent applications, reexaminations, and extensions thereof, and inventions, invention disclosures, discoveries and improvements, whether or not patentable; (ii) trademarks, service marks, certification marks, trade dress, logos, slogans, trade names, designs, fictitious and other business names, brand names, and corporate names and all other source identifiers, and the goodwill associated with any of the foregoing; (iii) copyrights and copyrightable works, including writings and other works of published and unpublished works of authorship (including moral and economic rights, however denominated); (iv) Trade Secrets; (v) Software; (vi) databases (or other collections of information, data, works or other materials),and data; (vii) Internet domain names, social media usernames, uniform resource locators and other names and locators with the Internet, and other digital identifiers; (viii) publicity and privacy rights, including all rights with respect to the use of a person’s name, signature, likeness, image, photograph, voice, identity, personality, and biographical and personal information and materials; (ix) any rights equivalent or similar to any of the foregoing; and (x) in each case including, as applicable, registrations of, applications to register, and renewals and extensions of, any of the foregoing with or by any Relevant Authority in any jurisdiction;

“Intervening Event”, with respect to Fleetmatics, an event, development, occurrence, state of facts or change that materially affects the business, assets or operations of Fleetmatics and its Subsidiaries, taken as a whole, and was not known or reasonably foreseeable by the Fleetmatics Board on the date of this Agreement, which event, development, occurrence, state of facts or change occurs or comes to exist before the Fleetmatics Shareholder Approval; provided, that (i) in no event shall any action taken by either Party pursuant to and in compliance with the affirmative covenants set forth in Clause 7.2 of this Agreement, and the consequences of any such action, constitute an Intervening Event and (ii) in no event shall the receipt, existence of or terms of a Fleetmatics Alternative Proposal or any enquiry relating thereto or the consequences thereof constitute an Intervening Event with respect to Fleetmatics;

“Ireland” or “Republic of Ireland”, the island of Ireland, excluding Northern Ireland, and the word “Irish” shall be construed accordingly;

“IrishCo”, Fleetmatics Group Limited, a private limited company registered in Ireland;

“IRS”, shall have the meaning given to that term in Clause 6.1(m)(xix);

“knowledge”, in relation to Fleetmatics, the actual knowledge of the executive officers of Fleetmatics listed in Clause 1.1(a) of the Fleetmatics Disclosure Schedule and the knowledge that any such Person would reasonably be expected to have after reasonable inquiry, and in relation to Verizon, the actual knowledge of the executive officers of Verizon listed in Clause 1.1(a) of the Verizon Disclosure Schedule and the knowledge that any such Person would reasonably be expected to have after reasonable inquiry;

“Law”, any federal, state, local, foreign or supranational law, statute, ordinance, rule, regulation, judgment, order, injunction, decree, agency requirement, license or permit issued, enacted, promulgated, implemented or otherwise effected by or under the authority of any Relevant Authority;

“Lien”, shall have the meaning given to that term in Clause 6.1(c)(iii);

“Materiality Qualification”, means, with respect to representations and warranties of Fleetmatics, all express qualifications or exceptions contained therein based on materiality (including any qualification related to the presence or absence of a Fleetmatics Material Adverse Effect) including all usages of “material,” “materially adverse,” or equivalent qualifiers;

“New Plans”, shall have the meaning given to that term in Clause 7.4(b);

“Northern Ireland”, the counties of Antrim, Armagh, Derry, Down, Fermanagh and Tyrone on the island of Ireland;

“NYSE”, the New York Stock Exchange;

“Old Plans”, shall have the meaning given to that term in Clause 7.4(b);

“Open Source Software”, any Software that is licensed, distributed or conveyed as “open source software”, “free software”, “copyleft”, or under a similar licensing or distribution model or under a contract that (i) has been approved as an open source license by the Open Source Initiative (including Software licensed under any license listed at www.opensource.org) or Free Software Definition (as promulgated by the Free Software Foundation), or that contains or is derived from any such Software, or (ii) provides as a condition or covenant of use, modification or distribution of the licensed Software, that such Software, or other Software derived from, or linked to, such Software or into or with which such Software is incorporated, combined or distributed (A) be redistributable at no charge, (B) be licensable and/or redistributed to third parties for the purpose of making derivative works or under all or some of the terms of such contract, or (C) be distributed or otherwise disclosed or made available in source code form;

“Organisational Documents”, memorandum of association, articles of association, articles of incorporation, certificate of incorporation or by-laws or other equivalent organisational document, as appropriate;

“Owned Intellectual Property”, means all Intellectual Property owned or purported to be owned by Fleetmatics or a Subsidiary of Fleetmatics;

“Panel”, the Irish Takeover Panel;

“Parties”, Fleetmatics, Verizon and Bidco and “Party” shall mean either Fleetmatics, Verizon or Bidco (as the context requires);

“Paying Agent”, the bank or trust company appointed by Verizon (and reasonably acceptable to Fleetmatics) to act as paying agent for the payment of the Cash Consideration;

“Payoff Letter”, a payoff letter in form and substance reasonably satisfactory to Verizon that (i) specifies the aggregate amount required to be paid to fully satisfy all indebtedness (including principal, interest, fees, expenses and other amounts payable under the Credit Agreement) that will be outstanding as of the Completion Date under the Credit Agreement and (ii) provides for the full and unconditional release of (A) any and all guarantees provided by Fleetmatics or any of its Subsidiaries of all such obligations and (B) any and all Liens and other security interests in the properties and assets of Fleetmatics and its Subsidiaries securing all such obligations, including fully executed short-form termination and release agreements with respect to any and all security interests in Intellectual Property registered in the United States that when filed or recorded, as the case may be, will be sufficient to release any and all such security interests in Intellectual Property (and, with respect to Intellectual Property registered outside of the United States, such other release documents in form and substance reasonably satisfactory to Verizon) (subject, in each case, only to delivery of funds as arranged by Verizon); provided that, for the avoidance of doubt, nothing herein shall require that the payoff letter release Fleetmatics or any of its Subsidiaries from any obligations under the Credit Agreement that by their terms survive the termination of the Credit Agreement;

“Person” or “person”, an individual, group (including a “group” under Section 13(d) of the Exchange Act), corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organisation or other entity or any Relevant Authority or any department, agency or political subdivision thereof;

“Personally Identifiable Information”, any data or information that constitutes personal data or personal information under any Law or Fleetmatics or its Subsidiary’s privacy statement, and any other data or information in any media that, alone or in combination with other data or information, can reasonably be associated with or used to specifically identify an individual natural Person, including but not limited to name, physical address, telephone number, email address, financial account number or credit card number, government issued identifier (including Social Security number and driver’s license number), user identification number and password, billing and transactional information, contact preferences, medical, health or insurance information, gender, date of birth, educational or employment information, marital or other status, vehicle identification number, IP address, cookie identifier, or any other number or identifier that uniquely identifies a person, vehicle, browser, or device;

“Petition”, the petition to the High Court seeking the Court Order;

“Pre-Sanction Period”, the period beginning at 12:01 a.m., New York City time on the tenth day prior to the date most recently scheduled and publicly announced as the date of the Court Hearing (as such date may be rescheduled and publicly announced from time to time in accordance with this Agreement, including without limitation, Clause 3.1(q) of this Agreement, and applicable Law) and ending at 5:00 p.m., New York City time, on the day immediately preceding such date most recently scheduled and publicly announced as the date of the Court Hearing; provided, that, for the avoidance of doubt, if the date Court Hearing is so rescheduled and publicly announced as such, then such period shall be determined in reference to the date of such rescheduled and publicly announced Court Hearing;

“Privacy Statement”, shall have the meaning given to that term in Clause 6.1(o)(x);

“Proxy Statement”, shall have the meaning given to that term in Clause 3.7(a);

“RCRA”, shall have the meaning given to that term in Clause 6.1(h);

“Registered Intellectual Property”, means all registered, issued or applied for Owned Intellectual Property;

“Registrar of Companies”, the Registrar of Companies in Dublin, Ireland;

“Regulatory Information Service”, a regulatory information service as defined in the Takeover Rules;

“Release”, shall have the meaning given to that term in Clause 6.1(h);

“Relevant Authority”, any Irish, United States, foreign or supranational, federal, state or local governmental commission, board, body, division, political subdivision, bureau or other regulatory authority, agency, including courts and other judicial bodies, or any competition, antitrust or supervisory body, central bank, public international organization or other governmental, trade or regulatory agency or body, securities exchange or any self-regulatory body or authority, including any instrumentality or entity designed to act for or on behalf of the foregoing, in each case, in any jurisdiction, including, for the avoidance of doubt, the Panel, the High Court and the SEC;

“Removal, Remedial or Response”, shall have the meaning given to that term in Clause 6.1(h);

“Representatives”, in relation to any person, the directors, officers, employees, agents, investment bankers, financial advisors, legal advisors, accountants, brokers, finders, consultants or representatives of such person;

“Resolutions”, the resolutions to be proposed at the EGM and Court Meeting required to effect the Scheme, which will be set out in the Scheme Document;

“Rule 2.5 Announcement”, the announcement in the Agreed Form to be made by the Parties pursuant to Rule 2.5 of the Takeover Rules, a copy of which is annexed to this Agreement;

“Sarbanes-Oxley Act”, shall have the meaning given to that term in Clause 6.1(d)(i);

“Scheme” or “Scheme of Arrangement”, the proposed scheme of arrangement pursuant to Sections 449 to 455 of the Act and the capital reduction under Sections 84 and 85 of the Act necessary to effect the proposed scheme of arrangement pursuant to this Agreement, in such terms and form as the Parties, acting reasonably, mutually agree, and as reflected on Schedule 7.8, including any revision thereof as may be agreed between the Parties in writing;

“Scheme Document”, a document (or the relevant sections of the Proxy Statement comprising the scheme document) (including any amendments or supplements thereto) to be distributed to Fleetmatics Shareholders and, for information only, to Fleetmatics Equity Award Holders containing (i) the Scheme, (ii) the notice or notices of the Court Meeting and EGM, (iii) an explanatory statement as required by Section 452 of the Act with respect to the Scheme, (iv) such other information as may be required or necessary pursuant to the Act and the Takeover Rules or required by the Panel and (v) such other information as Fleetmatics and Verizon shall agree;

“Scheme Recommendation”, the recommendation of the Fleetmatics Board that Fleetmatics Shareholders vote in favour of the Resolutions;

“SEC”, the United States Securities and Exchange Commission;

“Securities Act”, the United States Securities Act of 1933, as amended;

“Significant Subsidiary”, a significant subsidiary as defined in Rule 1-02(w) of Regulation S-X of the Securities Act;

“Software”, all (i) computer programs (including application software, system software, firmware, middleware, mobile digital applications, assemblers, applets, compilers and binary libraries), together with any error corrections, updates, modifications, or enhancements thereto, in both machine-readable form and human-readable form, including libraries, subroutines and other components thereof, in any and all forms and media and application programing interfaces; (ii) computerized databases including all data and information included in such databases; (iii) screens, user interfaces, command structures, report formats, templates, menus, buttons and icons; (iv) descriptions, flow-charts, architectures, development tools and other materials used to design, plan, organize and develop any of the foregoing; and (v) all documentation, including development, diagnostic, support, user and training documentation, related to any of the foregoing;

“Subsidiary”, in relation to any person, any corporation, partnership, association, trust or other form of legal entity of which such person directly or indirectly owns securities or other equity interests representing more than 50% of the aggregate voting power;

“Takeover Offer”, means an offer in accordance with Clause 3.6 for the entire issued share capital of Fleetmatics (other than any Fleetmatics Shares beneficially owned by Verizon or any member of the Verizon Group (if any)) including any amendment or revision thereto pursuant to this Agreement, the full terms of which would be set out in the Takeover Offer Document;

“Takeover Offer Document”, means, if following the date of this Agreement, Verizon elects to implement the Acquisition by way of the Takeover Offer in accordance with Clause 3.6, the document to be despatched to Fleetmatics Shareholders and others by Verizon containing, amongst other things, the Takeover Offer, the Conditions (save insofar as not appropriate in the case of a Takeover Offer) and certain information about Verizon and Fleetmatics and, where the context so admits, includes any form of acceptance, election, notice or other document reasonably required in connection with the Takeover Offer;

“Takeover Panel Act”, the Irish Takeover Panel Act 1997 (as amended);

“Takeover Rules”, the Irish Takeover Panel Act 1997 (as amended), Takeover Rules, 2013, as amended;

“Tax” (and “Taxes”), shall have the meaning given to that term in Clause 6.1(m)(xix);

“Tax Authority”, shall have the meaning given to that term in Clause 6.1(m)(xix);

“Taxable”, shall have the meaning given to that term in Clause 6.1(m)(xix);

“Taxation”, shall have the meaning given to that term in Clause 6.1(m)(xix);

“Tax Return”, shall have the meaning given to that term in Clause 6.1(m)(xix);

“Trade Secrets”, trade secrets (including, those trade secrets defined in the Defend Trade Secrets Act of 2016 of the United States and under corresponding foreign statutory Law and common law), business, technical, engineering, manufacturing, servicing, financial, supplier or know-how information, other non-public or confidential information and rights to limit the use or disclosure thereof by any person;

“Treasury Regulation”, means the U.S. Treasury regulations promulgated under the Code; “Unvested Share Award”, shall have the meaning give to that term in Clause 4.3(b);

“Unvested Share Award Consideration”, shall have the meaning give to that term in Clause 4.3(b);

“Use”, shall have the meaning give to that term in Clause 6.1(o)(x);

“US$”, “$” or “USD”, United States dollars, the lawful currency of the United States of America;

“U.S.” or “United States”, the United States, its territories and possessions, any State of the United States and the District of Columbia, and all other areas subject to its jurisdiction;

“U.S. GAAP”, U.S. generally accepted accounting principles;

“Verizon”, shall have the meaning given to that term in the Preamble;

“Verizon Board”, the board of directors of Verizon;

“Verizon Directors”, the members of the board of directors of Verizon;

“Verizon Disclosure Schedule”, shall have the meaning given to that term in Clause 6.2;

“Verizon Financing Information”, shall have the meaning given to that term in Clause 3.4(c)(i);

“Verizon Group”, Verizon and all of its Subsidiaries;

“Verizon Reimbursement Payments”, shall have the meaning given to that term in the Expenses Reimbursement Agreement;

“Verizon Revised Acquisition”, shall have the meaning given to that term in Clause 5.2(h)(i);

“Verizon Right to Match”, shall have the meaning given to that term in Clause 5.2(h)(i); and

“Willful Breach”, a material breach that is a consequence of an act undertaken or a failure to take an act by the breaching Party with the knowledge that the taking of such act or the failure to take such act would, or would reasonably be expected to, cause a breach of this Agreement.

1.2	Construction

(a)	In this Agreement, words such as “hereunder”, “hereto”, “hereof” and “herein” and other words commencing with “here” shall, unless the context clearly indicates to the contrary, refer to the whole of this Agreement and not to any particular section or clause thereof.

(b)	In this Agreement, save as otherwise provided herein, any reference herein to a section, clause, schedule or paragraph shall be a reference to a section, sub-section, clause, sub-clause, paragraph or sub-paragraph (as the case may be) of this Agreement.

(c)	In this Agreement, any reference to any provision of any legislation shall include any amendment, modification, re-enactment or extension thereof and shall also include any subordinate legislation made from time to time under such provision, and any reference to any provision of any legislation, unless the context clearly indicates to the contrary, shall be a reference to legislation of Ireland.

(d)	In this Agreement, the masculine gender shall include the feminine and neuter and vice versa and the singular number shall include the plural and vice versa.

(e)	In this Agreement, any reference to an Irish legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall, in respect of any jurisdiction other than Ireland, be deemed to include a reference to what most nearly approximates in that jurisdiction to the Irish legal term.

(f)	In this Agreement, any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms.

(g)	In this Agreement, any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented, including by waiver or consent, and all attachments thereto and instruments incorporated therein.

1.3	Captions

The table of contents and the headings or captions to the clauses in this Agreement are inserted for convenience of reference only and shall not affect the interpretation or construction thereof.

1.4	Time

References to times are to New York City times unless otherwise specified.

2.	RULE 2.5 ANNOUNCEMENT, SCHEME DOCUMENT AND FLEETMATICS EQUITY AWARD HOLDER PROPOSAL

2.1	Rule 2.5 Announcement

(a)	Each Party confirms that its respective board of directors (or a duly authorised committee thereof) has approved the contents and release of the Rule 2.5 Announcement.

(b)	Forthwith upon the execution of this Agreement, Fleetmatics and Verizon shall jointly, in accordance with, and for the purposes of, the Takeover Rules, procure the release of the Rule 2.5 Announcement to a Regulatory Information Service by no later than 9:00 a.m., New York City time, on August 1, 2016, or such later time as may be agreed between the Parties in writing.

(c)	The obligations of Fleetmatics and Verizon under this Agreement, other than the obligations under Clause 2.1(b), shall be conditional on the release of the Rule 2.5 Announcement to a Regulatory Information Service.

(d)	Fleetmatics confirms that, as of the date hereof, the Fleetmatics Board considers that the terms of the Scheme as contemplated by this Agreement are fair to the Fleetmatics Shareholders and reasonable and that the Fleetmatics Board has resolved to recommend to the Fleetmatics Shareholders that they vote in favour of the Resolutions. The recommendation of the Fleetmatics Board that the Fleetmatics Shareholders vote in favour of the Resolutions, and the related opinion of the financial adviser to the Fleetmatics Board, are set out in the Rule 2.5 Announcement and, subject to Clause 5.2, shall be incorporated in the Scheme Document and any other document sent to Fleetmatics Shareholders in connection with the Acquisition to the extent required by the Takeover Rules or the rules of the SEC.

(e)	Verizon and Bidco each confirm that, as of the date hereof, their respective boards of directors have approved their entry into this Agreement,

(f)	The Conditions are hereby incorporated in and shall constitute a part of this Agreement.

2.2	Scheme

Subject to Clause 3.6:

(a)	Fleetmatics agrees that it will put the Scheme to the Fleetmatics Shareholders in the manner set out in Clause 3 and, subject to the satisfaction or, in the sole discretion of the applicable Party, waiver (where applicable) of the Conditions (with the exception of Conditions 2(c) and 2(d) and any other Conditions that by their nature are to be satisfied on the Sanction Date, but subject to the satisfaction of such Conditions), will, in the manner set out in Clause 3, petition the High Court to sanction the Scheme so as to facilitate the implementation of the Acquisition;

(b)	Bidco agrees that it will (and Verizon undertakes to procure that Bidco will) participate in the Scheme and agrees to be bound by its terms, as proposed by Fleetmatics to the Fleetmatics Shareholders, and that it shall, subject to the satisfaction or, in the sole discretion of the applicable Party, waiver (where applicable) of the Conditions, effect the Acquisition through the Scheme on the terms set out in this Agreement and the Scheme; and

(c)

each of the Parties agrees that it will fully and promptly perform all of the obligations required of it in respect of the Acquisition on the terms set out in this Agreement and/or the Scheme, and each will, subject to the terms and conditions of this Agreement, including Clause 7.2, use its reasonable best efforts (including by using its reasonable best efforts to cause each of its controlled Concert Parties and its Representatives to use their respective reasonable best efforts) to take such other steps as are within its power and are reasonably required of it for the proper implementation of the Scheme, including those required of it pursuant to this Agreement in connection with Completion.

2.3	Change in Shares

If at any time during the period between the date of this Agreement and the Effective Time, the issued Fleetmatics Ordinary Shares shall have been changed into, or exchanged for, a different number of shares or a different class, by reason of any subdivision, reclassification, reorganisation, recapitalisation, split, combination, contribution or exchange of shares, or a stock dividend or dividend payable in any other securities shall be declared with a record date within such period, or any similar event shall have occurred, in each case only to the extent expressly permitted in accordance with Clause 5.1(b)(i) or Clause 5.1(b)(ii), the Cash Consideration and any payments to be made under Clause 4 and any other number or amount contained in this Agreement which is based upon the price or number of the Fleetmatics Ordinary Shares, as the case may be, shall be correspondingly adjusted to provide the holders of Fleetmatics Ordinary Shares the same economic effect as contemplated by this Agreement prior to such event.

2.4	Fleetmatics Equity Award Holder Proposal

(a)	Subject to the posting of the Scheme Document in accordance with Clause 3.1, the Parties agree that the Fleetmatics Equity Award Holder Proposal will be made to Fleetmatics Equity Award Holders in respect of their respective holdings of Fleetmatics Options and/or Fleetmatics Share Awards in accordance with Clause 4, Rule 15 of the Takeover Rules and the terms of the Fleetmatics Share Plans.

(b)	The Fleetmatics Equity Award Holder Proposal shall be issued as a joint letter from Fleetmatics and Verizon and the Parties shall agree the final form of the letter to be issued in respect of the Fleetmatics Equity Award Holder Proposal and all other documentation necessary to effect the Fleetmatics Equity Award Holder Proposal.

(c)	Save as required by applicable Law, the High Court and/or the Panel, neither Party shall amend the Fleetmatics Equity Award Holder Proposal after its despatch without the consent of the other Party (such consent not to be unreasonably withheld, conditioned or delayed).

3.	IMPLEMENTATION OF THE SCHEME

3.1	Responsibilities of Fleetmatics in Respect of the Scheme

Fleetmatics shall:

(a)	be responsible for the preparation of the Scheme Document and all other documentation necessary to effect the Scheme and to convene the EGM and Court Meeting;

(b)	for the purpose of implementing the Scheme, instruct a barrister (of senior counsel standing) and provide Verizon and its advisers with the opportunity to attend any meetings with such barrister to discuss matters pertaining to the Scheme and any issues arising in connection with it (except to the extent the barrister is to advise on matters relating to the fiduciary duties of the directors of Fleetmatics or their responsibilities under the Takeover Rules);

(c)	as promptly as reasonably practicable after the definitive Proxy Statement is filed with the SEC, or, if the preliminary Proxy Statement is to be reviewed and commented upon by the SEC, after the filing of an amendment to the preliminary Proxy Statement with the SEC to address the comments made by the SEC, Fleetmatics shall cause to be filed with the Panel the Proxy Statement (in definitive or preliminary form, as the case may be);

(d)	as promptly as reasonably practicable, notify Verizon of any other matter of which it becomes aware which would reasonably be expected to materially delay or prevent filing of the Scheme Document or implementation of the Scheme or the Acquisition as the case may be;

(e)	as promptly as reasonably practicable, notify Verizon upon the receipt of any comments from the Panel on, or any request from the Panel for amendments or supplements to, the Scheme Document, the Fleetmatics Equity Award Holder Proposal and the related forms of proxy to be so filed or furnished;

(f)	prior to filing or despatch of any amendment or supplement to the Scheme Document requested by the Panel, or responding in writing to any comments of the Panel with respect thereto, Fleetmatics shall:

(i)	as promptly as reasonably practicable provide Verizon with an opportunity to review and comment on such document or response; and

(ii)	as promptly as reasonably practicable discuss with Verizon and include in such document or response all comments reasonably proposed by Verizon;

(g)	provide Verizon with drafts of any and all pleadings, affidavits, petitions and other filings prepared by Fleetmatics for submission to the High Court in connection with the Scheme prior to their filing, and afford Verizon reasonable opportunities to review and make comments on all such documents and include in such documents all comments reasonably proposed by Verizon;

(h)	as promptly as reasonably practicable make all necessary applications to the High Court in connection with the implementation of the Scheme, and use its reasonable best efforts so as to ensure that the hearing of such proceedings occurs as promptly as practicable and seek such directions of the High Court as it considers necessary or desirable in connection with the Scheme;

(i)	procure the publication of the requisite advertisements and despatch of the Scheme Document (in a form acceptable to the Panel) and the forms of proxy for the use at the Court Meeting and the EGM (the form of which shall be agreed between the Parties, each acting reasonably) (a) to Fleetmatics Shareholders on the register of members of Fleetmatics on the applicable record date, as promptly as reasonably practicable following the date on which the Proxy Statement is cleared by the SEC (and in any event within five (5) Business Days after the date of such clearance by the SEC), and (b) to the holders of the Fleetmatics Options or Fleetmatics Share Awards on such date, for information only, as promptly as reasonably practicable following the date on which the Proxy Statement is cleared by the SEC (and in any event within five (5) Business Days after the date of such clearance by the SEC), and thereafter shall publish and/or post such other documents and information (the form of which shall be agreed between the Parties, each acting reasonably) as the High Court and/or the Panel may approve or direct from time to time in connection with the implementation of the Scheme in accordance with applicable Law as promptly as reasonably practicable after the approval or (as the case may be) direction of the High Court and/or the Panel to publish or post such documents being obtained;

(j)	unless the Fleetmatics Board has effected a Fleetmatics Change of Recommendation pursuant to Clause 5.2, and subject to the obligations of the Fleetmatics Board under the Takeover Rules, procure that the Scheme Document include the Scheme Recommendation;

(k)	include in the Scheme Document a notice convening the EGM to be held immediately following the Court Meeting to consider and, if thought fit, approve the EGM Resolutions;

(l)	subject to Clause 3.5(b), applicable Law or any direction of the High Court, not propose an adjournment of the EGM or Court Meeting without the consent of Verizon;

(m)

keep Verizon reasonably informed in the two weeks prior to the Court Meeting of the number of proxy votes received in respect of resolutions to be proposed at the Court Meeting and/or the EGM, and in any event provide such number promptly upon the request of Verizon or its Representatives and, unless the Fleetmatics Board has effected a Fleetmatics Change of Recommendation, conduct any proxy solicitation exercise and undertake any other steps as may be agreed by the Parties, acting reasonably, to assist the passing of the Resolutions at the Court Meeting and/or the EGM;

(n)	notwithstanding any Fleetmatics Change of Recommendation, unless this Agreement has been terminated pursuant to Clause 9, hold the Court Meeting and the EGM on the date set out in the Scheme Document, or such later date as may be agreed in writing between the Parties, and in such a manner as shall be approved, if necessary, by the High Court and/or the Panel and propose the Resolutions without any amendments, unless such amendments have been agreed to in writing with Verizon, such agreement not to be unreasonably withheld, conditioned or delayed;

(o)	afford all such cooperation and assistance as may reasonably be requested of it by Verizon in respect of the preparation and verification of any document or in connection with any Clearance or confirmation reasonably required for the implementation of the Scheme, including the provision to Verizon of such information and confirmations relating to it, its Subsidiaries and any of its or their respective directors or employees as Verizon may reasonably request (including for the purposes of preparing the Proxy Statement) and to do so in a timely manner and assume responsibility only for the information relating to it contained in the Scheme Document or any other document sent to Fleetmatics Shareholders or filed with the High Court or in any announcement;

(p)	review and provide comments (if any) in a timely manner on all documentation submitted to it;

(q)	following the Court Meeting and EGM, assuming the Resolutions are duly passed (including by the requisite majorities required under Section 453 of the Act in the case of the Court Meeting) and all other Conditions are satisfied or, in the sole discretion of the applicable Party, waived where applicable (with the exception of Conditions 2(c) and 2(d)), (i) take all necessary steps on the part of Fleetmatics to prepare and issue, serve and lodge all such court documents as are required to seek the sanction of the High Court to the Scheme as soon as possible thereafter and (ii) use its reasonable best efforts so as to ensure that the Court Hearing occurs as promptly as practicable thereafter; provided, however, that, in the event Verizon would otherwise have the right to terminate this Agreement pursuant to Clause 9.1(a)(ix) and has sought to exercise that right by delivering a notice of termination in accordance with the terms of this Agreement, Fleetmatics shall have the right to seek at the then scheduled Court Hearing a reasonable postponement of the Court Hearing (but in no event to a date later than the third Business Day prior to the End Date) and, if Fleetmatics shall have exercised its right to seek such postponement in accordance with this Clause 3.1(q), (1) Fleetmatics shall not seek to have the High Court take any action at the Court Hearing (including seeking the High Court’s sanction of the Scheme) other than seeking the High Court’s approval of such postponement and (2) no such notice of termination delivered by Verizon shall be effective (x) until the time at which the High Court shall have declined to grant such postponement, or (y) if such postponement has been granted and, taking into account such postponement, the Pre-Sanction Period has not then commenced (it being understood that such termination notice shall in the circumstances described in clause (y) be deemed to have been revoked and rescinded, provided, however, that, nothing shall prevent Verizon from delivering a new notice of termination pursuant to Clause 9.1(a)(ix) during a subsequent Pre-Sanction Period, including with respect to the same underlying cause that gave rise to Verizon’s right to terminate under Clause 9.1(a)(ix) if such condition remains in existence when such new notice of termination is delivered); provided, further, however, that, (A) for the avoidance of doubt, in no circumstance shall a notice from Verizon invoking the termination of this Agreement pursuant to Clause 9.1(a)(ix) delivered during the Pre-Sanction Period be considered to be untimely delivered as a result of the delayed effectiveness provisions set forth in this Clause 3.1(q) and (B) if Fleetmatics shall not have irrevocably committed to Fleetmatics in writing (which commitment may be delivered by email), by no later than one hour prior to the scheduled commencement of the Court Hearing, that it will exercise its right to seek such postponement in accordance with this Clause 3.1(q) at the Court Hearing, such notice of termination shall become effective immediately prior to the commencement of the Court Hearing; and

(r)	give such undertakings as are required by the High Court in connection with the Scheme and as are reasonably necessary or desirable to implement the Scheme.

3.2	Responsibilities of Bidco and Verizon in Respect of the Scheme

Bidco shall (and Verizon will procure that Bidco shall), and in the case of Clauses 3.2(b), 3.2(c), 3.2(d), 3.2(e), 3.2(f) and 3.2(g), Verizon shall:

(a)	instruct counsel to appear on its behalf at the Court Hearing and undertake to the High Court to be bound by the terms of the Scheme (including the issuance of the Cash Consideration pursuant thereto);

(b)	if, and to the extent that, it or any of its Concert Parties owns or is interested in Fleetmatics Ordinary Shares, exercise all of its rights, and, insofar as lies within its powers, procure that each of its Concert Parties shall exercise all rights, in respect of such Fleetmatics Ordinary Shares so as to implement, and otherwise support the implementation of, the Scheme, including by voting (and, in respect of interests in Fleetmatics held via contracts for difference or other derivative instruments, insofar as lies within its powers, procuring that instructions are given to the holder of the underlying Fleetmatics Ordinary Shares to vote) in favour of the Resolutions or, if required by Law, the High Court, the Takeover Rules or other rules, refraining from voting, at any Court Meeting and/or EGM as the case may be;

(c)	procure that the other members of the Verizon Group and, insofar as lies within its power or procurement, their Representatives take all such steps as are reasonably necessary or desirable in order to implement the Scheme, including the provision by Bidco of any customary undertakings required by the High Court to be provided to it by Bidco;

(d)	keep Fleetmatics reasonably informed and consult with Fleetmatics as to the performance of the obligations and responsibilities required of Verizon and Bidco pursuant to this Agreement and/or the Scheme and as to any developments relevant to the proper implementation of the Scheme;

(e)	afford all such cooperation and assistance as may reasonably be requested of it by Fleetmatics in respect of the preparation and verification of any document or in connection with any Clearance or confirmation required for the implementation of the Scheme, including the provision to Fleetmatics of such information and confirmations relating to it, its Subsidiaries and any of its or their respective directors or employees as Fleetmatics may reasonably request (including for the purposes of preparing the Proxy Statement) and to do so in a timely manner and assume responsibility only for the information relating to it contained in the Scheme Document or any other document sent to Fleetmatics Shareholders or filed with the High Court or in any announcement;

(f)	review and provide comments (if any) in a reasonably timely manner on all documentation submitted to it; and

(g)	as promptly as reasonably practicable, notify Fleetmatics of any other matter of which it becomes aware which would reasonably be expected to materially delay or prevent filing of the Scheme Document or implementation of the Scheme or the Acquisition, as the case may be.

3.3	Mutual Responsibilities of the Parties

(a)

If any of the Parties becomes aware of any information that, pursuant to the Takeover Rules, the Act, the Securities Act or the Exchange Act, should be disclosed in an amendment or supplement to the Scheme Document or the Proxy Statement, or that is required to be included therein in order that the information therein shall not contain an untrue statement or omit to state any material fact required to be stated therein or necessary in order to make the information or statements therein not false or misleading at the time and in light of the circumstances under which such information is included or statements made, then the Party becoming so aware shall promptly inform the other Parties thereof and the Parties shall cooperate with each other in submitting or filing such amendment or supplement with the Panel, and, if required, the SEC and/or the High Court and, if required, in mailing such amendment or supplement to the Fleetmatics Shareholders and, for information only, if required, to the holders of the Fleetmatics Options or Fleetmatics Share Awards; and

(b)	Each of the Parties shall take, or cause to be taken, such other steps as are reasonably required of it for the proper implementation of the Scheme, including those required of it pursuant to Clauses 8.1 in connection with Completion.

3.4	Dealings with the Panel

(a)	Each of the Parties will promptly provide such assistance and information as may reasonably be requested by any other Party in connection with any correspondence or discussions with the Panel in connection with the Scheme and/or the Acquisition.

(b)	Save where prohibited by the Panel, each of the Parties will (i) give the other reasonable prior notice of any proposed meeting or material substantive discussion or correspondence between it or its Representatives with the Panel, or any amendment to be proposed to the Scheme in connection therewith, and afford the other reasonable opportunities to review and make comments and suggestions with respect to the same and accommodate such comments and suggestions to the extent that such Party, acting reasonably, considers these to be appropriate and (ii) keep the other reasonably informed of all such meetings, discussions or correspondence that it or its Representative(s) have with the Panel and not participate in any meeting or discussion with the Panel concerning this Agreement or the transactions contemplated by this Agreement unless it consults with the other Party in advance, and, unless prohibited by the Panel, gives such other Party the opportunity to attend and provide copies of all written submissions it makes to the Panel and copies (or, where verbal, a verbal or written summary of the substance) of the Panel responses thereto provided always that any correspondence or other information required to be provided under this Clause 3.4(b) may be redacted:

(i)	to remove references concerning the valuation of the businesses of Fleetmatics; and

(ii)	as necessary to address reasonable privilege concerns (provided that the redacting Party shall use its commercially reasonable efforts to cause such information to be provided in a manner that would not result in such privilege concerns).

(c)	Fleetmatics undertakes, if so reasonably requested by Verizon, to issue as promptly as reasonably practicable its written consent to Verizon and to the Panel in respect of any application made by Verizon to the Panel:

(i)	to redact any commercially sensitive or confidential information specific to Verizon’s financing arrangements for the Acquisition (“Verizon Financing Information”) from any documents that Verizon is required to display pursuant to Rule 26(b)(xi) of the Takeover Rules; and

(ii)	for a derogation from the requirement under the Takeover Rules to disclose Verizon Financing Information in the Scheme Document, any supplemental document or other document sent to Fleetmatics Shareholders or the holders of the Fleetmatics Options or Fleetmatics Share Awards pursuant to the Takeover Rules.

(d)	Fleetmatics undertakes, if so reasonably requested by Verizon, to issue as promptly as reasonably practicable its written consent to Verizon and to the Panel in respect of any application made by Verizon to the Panel requesting a derogation from the timing requirement pursuant to Rule 30.2 of the Takeover Rules in connection with the despatch of the Scheme Document to Fleetmatics Shareholders where compliance with such timing requirement will not be possible within the 28 day period after the date of the Rule 2.5 announcement.

(e)

Notwithstanding the foregoing provisions of this Clause 3.4, (i) Fleetmatics shall not be required to take any action pursuant to such provisions if (A) such action is prohibited by the Panel (unless the

Panel decision is successfully appealed by either Fleetmatics or Verizon) or (B) Fleetmatics has made a Fleetmatics Change of Recommendation and (ii) no Party shall be required to take any actions pursuant to this Clause 3.4 if such actions relate to a matter (A) where the interests of Fleetmatics and Verizon are, or are reasonably likely to be, adverse or (B) involving a person who has made, or is reasonably likely to make, a Fleetmatics Alternative Proposal (or any Affiliate of, or persons Acting in Concert with, such person).

(f)	Nothing in this Agreement shall in any way limit the Parties’ obligations under the Takeover Rules or the Act.

3.5	No Scheme Amendment by Fleetmatics

Save as required by Law, the High Court and/or the Panel, Fleetmatics shall not:

(a)	amend the Scheme;

(b)	adjourn or postpone (or propose an adjournment or postponement of) the Court Meeting or the EGM; provided, however, that Fleetmatics may, without the consent of Verizon, adjourn or postpone (or propose to adjourn or postpone) the Court Meeting or EGM, (i) in the case of adjournment, if requested by the Fleetmatics Shareholders (on a poll) to do so, provided, that the resolution was not proposed by Fleetmatics or any of its Affiliates or any of its or its Affiliates’ officers, directors, employees, agents or other representatives, (ii) to the extent reasonably necessary to ensure that any required supplement or amendment to the Proxy Statement is provided to the Fleetmatics Shareholders or to permit dissemination of information which is material to shareholders voting at the Court Meeting or the EGM, but only for so long as the Fleetmatics Board determines in good faith, after having consulted with outside counsel, that such action is reasonably necessary or advisable to give the Fleetmatics Shareholders sufficient time to evaluate any such disclosure or information so provided or disseminated, or (iii) if as of the time the Court Meeting or EGM is scheduled (as set forth in the Proxy Statement), there are insufficient Fleetmatics Ordinary Shares represented (either in person or by proxy) (A) to constitute a quorum necessary to conduct the business of the Court Meeting or the EGM, but only until a meeting can be held at which the Fleetmatics Board, acting reasonably, believes there will be a sufficient number of Fleetmatics Ordinary Shares represented to constitute a quorum or (B) voting for the approval of the Court Resolutions or the EGM Resolutions, as applicable, but only until a meeting can be held at which the Fleetmatics Board, acting reasonably, believes there will be a sufficient number of votes of holders of Fleetmatics Ordinary Shares to approve the Court Meeting Resolutions or the EGM Resolutions, as applicable; provided, that the Court Meeting and EGM are not postponed or adjourned to a date that is more than 30 days after the date for which the Court Meeting and EGM are originally scheduled (other than any adjournments or postponements required by applicable Law, including adjournments or postponements to the extent reasonably necessary or advisable to ensure that any required supplement or amendment to the Proxy Statement is provided or made available to Fleetmatics Shareholders or to permit dissemination of information which is material to shareholders voting at the Court Meeting and EGM and to give the Fleetmatics shareholders sufficient time to evaluate any such supplement or amendment or other information); or

(c)	amend the Resolutions (in each case, in the form set out in the Scheme Document);

after despatch of the Scheme Document without the consent of Verizon.

3.6	Switching to a Takeover Offer

(a)

In the event (and only in the event) that Verizon reasonably considers (in its good faith discretion) that a competitive situation exists or, based on facts known at the time, may reasonably be expected to arise in connection with the Acquisition, Verizon may elect (and with the Panel’s consent) to implement the Acquisition by way of the Takeover Offer (rather than the Scheme), whether or not the Scheme Document has been posted, subject to the terms of this Clause 3.6, and Verizon shall notify Fleetmatics promptly of any such election made by it to implement the Acquisition by way of the Takeover Offer (rather than the Scheme).

(b)	If Verizon elects to implement the Acquisition by way of the Takeover Offer pursuant to Clause 3.6(a), Fleetmatics undertakes to provide Verizon as promptly as reasonably practicable with all such information about the Fleetmatics Group (including directors and their connected persons) as may reasonably be required for inclusion in the Takeover Offer Document and to provide all such other assistance as may reasonably be required by the Takeover Rules in connection with the preparation of the Takeover Offer Document, including reasonable access to, and ensuring the provision of reasonable assistance by, its management and relevant professional advisers.

(c)	If Verizon elects to implement the Acquisition by way of the Takeover Offer in accordance with Clause 3.6(a), the Parties mutually agree:

(i)	that the Takeover Offer Document will contain provisions in accordance with the terms and conditions set out in the Rule 2.5 Announcement, the relevant Conditions and such other further terms and conditions as agreed (including any modification thereto) between Verizon and the Panel; provided, however, that the terms and conditions of the Takeover Offer shall be at least as favourable to the Fleetmatics Shareholders (except for the 80 per cent acceptance condition contemplated by paragraph 9 of Annex III to the Rule 2.5 Announcement) and the holders of Fleetmatics Options and Fleetmatics Share Awards and Fleetmatics Employees as those which would apply in relation to the Scheme;

(ii)	to reasonably co-operate and consult with each other in the preparation of the Takeover Offer Document or any other document or filing which is required for the purposes of implementing the Acquisition;

(iii)	that, unless the Fleetmatics Board has previously effected a Fleetmatics Change of Recommendation in accordance with the provisions of Clause 5.2, the Takeover Offer shall incorporate a recommendation to the holders of the Fleetmatics Ordinary Shares from the Fleetmatics Board to accept the Takeover Offer, and such recommendation will not thereafter be withdrawn, adversely modified or qualified except as contemplated by Clause 5.2;

(iv)	to prepare and file with, or submit to, the SEC and, to the extent required, the Panel and the High Court, all documents, amendments and supplements required to be filed therewith or submitted thereto pursuant to the Securities Act or the Exchange Act in connection with the Takeover Offer and to make any applications or initiate any appearances that may be required or desirable to and in front of the High Court for the purpose of discontinuance of High Court proceedings initiated in connection with the Scheme and each Party shall have reasonable opportunities to review and make comments on all such documents, amendments and supplements and, following reasonable accommodation of such comments and approval of such documents, amendments and supplements by the other Party, which shall not be unreasonably withheld, conditioned or delayed, file or submit, as the case may be, such documents, amendments and supplements with or to the SEC;

(v)	to provide the other Party with any comments received from the SEC on any documents filed by it with the SEC promptly after receipt thereof; and

(vi)	to provide the other Party with reasonable prior notice of any proposed oral communication with the SEC and, to the fullest extent permitted by the SEC, afford the other Party reasonable opportunity to participate therein.

(d)	If the Takeover Offer is consummated, Verizon shall cause Bidco or its designee to effect as promptly as reasonably practicable a compulsory acquisition of any Fleetmatics Ordinary Shares under Sections 456 to 460 of the Act not acquired in the Takeover Offer for the same consideration per share.

(e)	For the avoidance of doubt and except as may be required by the Takeover Rules (and without limiting any other provision of this Agreement), nothing in this Clause 3.6 shall require Fleetmatics to provide Verizon with any information with respect to, or to otherwise take or fail to take any action in connection with Fleetmatics’ consideration of or response to, any Fleetmatics Alternative Proposal.

3.7	Preparation of Proxy Statement

(a)	As promptly as reasonably practicable following the date hereof, and in any event within fifteen (15) Business Days after the date hereof, Fleetmatics shall prepare and file with the SEC preliminary proxy materials which shall constitute the Scheme Document, which shall also constitute the proxy statement relating to the matters to be submitted to the Fleetmatics Shareholders at the Court Meeting and the EGM (such Proxy Statement, and any amendments or supplements thereto, the “Proxy Statement”). Verizon and Bidco shall cooperate with Fleetmatics in the preparation of the Proxy Statement and furnish all information concerning Verizon or Bidco, as the case may be, that is required in connection with the preparation of the Proxy Statement. Fleetmatics shall use its reasonable best efforts to have the Proxy Statement cleared by the SEC and to mail the Proxy Statement to its shareholders as promptly as practicable (and in any event within five (5) Business Days after the date of the resolution of any comments of the SEC or the staff of the SEC with respect to the preliminary Proxy Statement), to the extent required by applicable Law.

Fleetmatics shall, as promptly as practicable after receipt thereof, provide Verizon with copies of any written comments and advise Verizon of any oral comments with respect to the Proxy Statement received from the SEC or the Staff of the SEC. Fleetmatics shall provide Verizon with a reasonable opportunity to review and comment on any amendment or supplement to the Proxy Statement prior to filing such with the SEC, and Fleetmatics will promptly provide Verizon with a copy of all such filings made with the SEC. Each Party shall use its reasonable best efforts to take any action required to be taken by it under any applicable state securities Laws in connection with the Acquisition, and each Party shall furnish all information concerning it and the holders of its capital stock as may be reasonably requested in connection with any such action. If, at any time prior to the Effective Time, any information relating to any of the Parties, or their respective Affiliates, officers or directors, should be discovered by either Party, and such information should be set forth in an amendment or supplement to the Proxy Statement so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party that discovers such information shall promptly notify the other Party and, to the extent required by Law, an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by Law, disseminated to the Fleetmatics Shareholders.

4.	FLEETMATICS EQUITY AWARDS

4.1	Treatment of Equity Awards

Neither Verizon nor Bidco nor any of their Affiliates shall assume any Fleetmatics Options or Fleetmatics Share Awards, whether vested or unvested, in connection with the transactions contemplated by this Agreement. Immediately prior to the Effective Time, the Fleetmatics Share Plans shall be terminated by Fleetmatics and all Fleetmatics Options and Fleetmatics Share Awards, whether vested or unvested, that are outstanding and unexercised as of immediately prior to the Effective Time shall, at the Effective Time, automatically (and without any action on the part of any party hereto or the holder thereof) be cancelled and terminated and automatically converted into the right of the holder thereof to receive the consideration set forth below, if any and as applicable, upon the terms and subject to the conditions set forth in this Agreement.

4.2	Fleetmatics Options Granted under the Fleetmatics Share Plans

(a)	Effective as of the Effective Time, each Fleetmatics Option that is outstanding and unexercised immediately prior to the Effective Time and whether vested (including, as a result of any applicable vesting acceleration) or unvested, shall, without any further action on the part of any holder thereof, be cancelled, terminated and converted into the right of the former holder of such Fleetmatics Option to receive, for each Fleetmatics Ordinary Share then subject to such Fleetmatics Option, the Cash Consideration, without interest and less the exercise price and any required withholdings applicable to such Fleetmatics Option. Following the Effective Time, any such cancelled Fleetmatics Option shall no longer be exercisable for Fleetmatics Ordinary Shares and shall only entitle the holder of such Fleetmatics Option to the payment described in this Clause 4.2, which shall be made or caused to be made by Bidco as of, or within thirty (30) days after, the Effective Time.

(b)	For the avoidance of doubt, if the exercise price per Ordinary Share of any Fleetmatics Option (whether or not vested) that is outstanding as of immediately prior to the Effective Time exceeds the Cash Consideration, such Fleetmatics Option shall be cancelled as of the Effective Time without the payment of any amount or other consideration in respect thereof.

4.3	Fleetmatics Share Awards Granted under the Fleetmatics Share Plans

(a)	Effective as of the Effective Time, each Fleetmatics Share Award that is outstanding and vested immediately prior to the Effective Time (including, as a result of any applicable vesting acceleration) shall, without any further action on the part of any holder thereof, be cancelled, extinguished and converted into the right of the former holder of such Fleetmatics Share Award to receive the Cash Consideration, without interest and less any required withholdings applicable to such Fleetmatics Share Award, which shall be made or caused to be made by Bidco as of, or within thirty (30) days after, the Effective Time.

(b)	Each Fleetmatics Share Award that is outstanding and unvested immediately prior to the Effective Time (any such Fleetmatics Share Award, an “Unvested Share Award”) shall, without any further action on the part of any holder thereof, be cancelled, extinguished and converted into the right of the former holder of such Unvested Share Award to receive, following the Effective Time, a cash amount equal to the Cash Consideration, without interest and subject to applicable Tax withholding (if any) (the “Unvested Share Award Consideration”), payable at such time or times as set forth in Clause 4.3(c).

(c)	All amounts payable with respect to any Unvested Share Award shall (i) be deemed earned and vested on the date(s) on which such Unvested Share Award would otherwise have vested in accordance with the vesting schedule that applied to such Unvested Share Award immediately prior to the Effective Time (including any applicable acceleration provisions, except as otherwise agreed to by Verizon and such former holder in writing), subject to satisfaction of all applicable vesting conditions on or prior to such vesting date(s), and (ii) be paid by Verizon or its designee, less any applicable withholding taxes and in accordance with its payroll procedures, no later than thirty (30) days following the vesting date(s) of such Unvested Share Award; provided, however, that any performance measures applicable to such Unvested Share Award shall be deemed to have been satisfied as of the Effective Time as if 100% of the applicable performance targets have been achieved and thereafter such Unvested Share Award will continue to vest based upon the otherwise applicable time-based vesting schedule subject to acceleration as provided in this Clause 4.3(c) below; provided further that if prior to the time at which such Unvested Share Award is fully vested a holder’s employment with Fleetmatics and its Subsidiaries is terminated either (I) without Cause or (II) by reason of the holder’s disability or death, then, in the case of any of clauses (I) or (II), the Unvested Share Award Consideration shall be payable to such holder with respect to such unvested portion of such Unvested Share Award (together with any other amounts due pursuant to this Clause 4.3 but not yet actually paid) promptly following such termination of employment.

4.4	Implementation

Prior to the Effective Time, Fleetmatics shall take all necessary actions, including obtaining appropriate resolutions of Fleetmatics’ board of directors (or applicable committee thereof), providing all notices, obtaining any necessary consents and taking all other actions necessary or desirable to effect the termination of the Fleetmatics Share Plans and awards outstanding thereunder, which notices, resolutions, consents and other written materials shall be subject to the review and approval of Verizon, which shall not be unreasonably withheld, conditioned or delayed.

4.5	Amendment of Articles

Fleetmatics shall procure that a special resolution be put before the Fleetmatics Shareholders at the EGM proposing that the Memorandum and Articles of Association of Fleetmatics be amended so that any Fleetmatics Ordinary Shares allotted following the EGM will either be subject to the terms of the Scheme or acquired by Bidco for the same consideration per Fleetmatics Ordinary Share as shall be payable to Fleetmatics Shareholders under the Scheme (depending upon the timing of such allotment); provided, however, that nothing in such amendment to the Memorandum and Articles of Association of Fleetmatics shall prohibit the sale (whether on a stock exchange or otherwise) of any Fleetmatics Ordinary Shares issued on the exercise of Fleetmatics Options or vesting or settlement of Fleetmatics Share Awards, as applicable, following the EGM but prior to the sanction of the Scheme by the High Court, it being always acknowledged that each and every Fleetmatics Share will be bound by the terms of the Scheme.

4.6	Fleetmatics ESPP

Prior to the Effective Time, Fleetmatics may continue to operate the Fleetmatics’ Employee Stock Purchase Plan (the “Fleetmatics ESPP”) in accordance with its terms; provided, that, notwithstanding anything to the contrary in the Fleetmatics ESPP, (i) Fleetmatics shall not permit any individual to, and no individual shall, increase the amount of an existing election, or make a new election, with respect to payroll deductions thereunder; (ii) the offering period ongoing as of the date of this Agreement shall be the final offering period under the Fleetmatics ESPP and the currently outstanding purchase rights under the Fleetmatics ESPP shall be exercised on the earlier of (x) the next regularly scheduled Exercise Date (as defined in the Fleetmatics ESPP) under the Fleetmatics ESPP or (y) the date that is seven Business Days prior to the Effective Date (such date, the “Final Enrollment Date”) and any participant payroll deductions not applied to the purchase of Fleetmatics Ordinary Shares on the Final Enrollment Date shall be returned to participants pursuant to the terms of the Fleetmatics ESPP; and (iii) no additional options shall be granted upon or after such Final Enrollment Date. Fleetmatics shall terminate the Fleetmatics ESPP, effective as of the Effective Time.

5.	FLEETMATICS CONDUCT

5.1	Conduct of Business by Fleetmatics

(a)	At all times from the execution of this Agreement until the earlier of Completion and the date, if any, on which this Agreement is terminated pursuant to Clause 9, except as may be required by Law, or as expressly contemplated or permitted elsewhere in this Agreement, or as set forth in the corresponding subsection of Clause 5.1 of the Fleetmatics Disclosure Schedule, or with the prior written consent of Verizon (which consent shall not be unreasonably withheld, delayed or conditioned), Fleetmatics shall, and shall cause each of its Subsidiaries to, conduct its business only in the ordinary course consistent with past practice.

(b)	At all times from the execution of this Agreement until the earlier of Completion and the date, if any, on which the Agreement is terminated pursuant to Clause 9, except as may be required by Law, or as expressly contemplated or permitted elsewhere in this Agreement, or as set forth in Clause 5.1 of the Fleetmatics Disclosure Schedule, or with the prior written consent of Verizon (which consent shall not be unreasonably withheld, delayed or conditioned), Fleetmatics:

(i)	shall not, and shall not permit any of its Subsidiaries that is not wholly owned to, authorise or pay any dividends on or make any distribution with respect to the outstanding shares in its capital (whether in cash, assets, shares or other securities of Fleetmatics or its Subsidiaries), except dividends and distributions paid or made by wholly-owned Subsidiaries to the Company or another wholly-owned Subsidiary in the ordinary course consistent with past practice;

(ii)	shall not, and shall not permit any of its Subsidiaries to, split, combine or reclassify any of its shares of capital in issue, or issue or authorise the issuance of any other securities in respect of, in lieu of or in substitution for, shares in its capital;

(iii)	shall not, and shall not permit any of its Subsidiaries to (A) grant any Fleetmatics Options, Fleetmatics Share Awards or any other equity or equity-based awards, (B) grant or announce any increase in the compensation or other benefits payable or provided to Fleetmatics’ current or former directors, officers, consultants or employees, except in the case of employees (other than any employee with a title of vice president or above) (1) in connection with performance-related compensation increases in the ordinary course of business and consistent with past practice not to exceed $15,000 and (2) in connection with changes to such employee’s position, title, responsibilities or promotion in the ordinary course of business and consistent with past practice not to exceed $15,000, with the total amount of all increases made pursuant to (B)(1) and (B)(2) not to exceed $500,000 in the aggregate per calendar quarter, (C) enter into any new, or amend in any material respect, any employment, indemnification, change of control, severance, retention or similar agreement or arrangement with any director, officer, consultant or employee, (D) terminate the employment of any officers with a title of vice president or above (other than for cause) or hire any employee with a title of vice president or above or an aggregate annual base salary and target bonus opportunity of at least $250,000, (E) amend any performance targets with respect to any outstanding bonus, incentive, equity or equity-based awards, (F) amend the funding obligation or contribution rate of any Fleetmatics Benefit Plan or change any underlying assumptions to calculate benefits payable under any Fleetmatics Benefit Plan, or (G) establish, adopt, enter into, amend or terminate a Fleetmatics Benefit Plan or any other plan, trust, fund, policy or arrangement for the benefit of any current or former directors, officers or employees or any of their beneficiaries, except, in the case of each of sub-clauses (A) through (G) of this Clause 5.1(b)(iii) as required by existing written agreements or Fleetmatics Benefit Plans in effect as of the date of this Agreement and disclosed to Verizon or as otherwise required by applicable Law;

(iv)	shall not, and shall not permit any of its Subsidiaries to, make any change in financial accounting policies or procedures or any of its methods of reporting income, deductions or other material items for financial accounting purposes, except as required by U.S. GAAP, applicable Law or SEC policy;

(v)	shall not, and shall not permit any of its Subsidiaries to, authorise or announce an intention to authorise, or enter into agreements with respect to, any acquisitions of an equity interest in or a substantial portion of the assets of any person or any business or division thereof, or any mergers, consolidations or business combinations, except pursuant to the matters set forth in Clause 5.1(b)(v) of the Fleetmatics Disclosure Schedule;

(vi)	shall not amend the Fleetmatics Memorandum and Articles of Association, and shall not permit any of its Subsidiaries to adopt any amendments to its Organisational Documents except pursuant to the EGM resolutions;

(vii)

shall not, and shall not permit any of its Subsidiaries to, issue, deliver, grant, sell, pledge, dispose of or encumber, or authorise the issuance, delivery, grant, sale, pledge, disposition or encumbrance of, any shares in its capital, voting securities or other equity interest in Fleetmatics or any Subsidiaries or any securities convertible into or exchangeable for any such shares, voting securities or equity interest, or any rights, warrants or options to acquire any such shares in its capital, voting securities or equity interest or any “phantom” stock,

“phantom” stock rights, stock appreciation rights or stock based performance units or take any action to cause to be exercisable any otherwise unexercisable Fleetmatics Option under any existing Fleetmatics Share Plan (except as otherwise required by the express terms of any options outstanding on the date hereof), other than (A) issuances of Fleetmatics Ordinary Shares upon the due exercise of Fleetmatics Options or the settlement of Fleetmatics Share Awards upon the vesting, in each case in respect of Fleetmatics Options and Fleetmatics Share Awards outstanding on the date hereof, (B) withholding of Fleetmatics Ordinary Shares to satisfy Tax obligations pertaining to the exercise of Fleetmatics Options or the vesting or settlement of Fleetmatics Share Awards or to satisfy the exercise price with respect to Fleetmatics Options or to effectuate an optionee direction upon exercise and in accordance with the terms of the Fleetmatics Share Plans and (C) subject to Clause 4.6, issuances or distributions of Fleetmatics Ordinary Shares pursuant to the Fleetmatics ESPP;

(viii)	shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, purchase, redeem or otherwise acquire any shares in its capital or any rights, warrants or options to acquire any such shares in its capital, except for acquisitions of Fleetmatics Ordinary Shares tendered by holders of Fleetmatics Options and Fleetmatics Share Awards in order to satisfy obligations to pay the exercise price and/or Tax withholding obligations with respect thereto in accordance with the terms of the Fleetmatics Share Plans;

(ix)	shall not, and shall not permit any of its Subsidiaries to, redeem, repurchase, prepay (other than prepayments of revolving loans), defease, incur, assume, endorse, guarantee or otherwise become liable for or modify in any material respects the terms of any indebtedness for borrowed money or issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities (directly, contingently or otherwise), except for (A) any indebtedness for borrowed money among Fleetmatics and its wholly-owned Subsidiaries or among Fleetmatics’ wholly-owned Subsidiaries (unless such transaction would be reasonably expected to have adverse tax consequences with respect to the transactions contemplated by this Agreement or otherwise have effects upon the Fleetmatics Group that are material and adverse), (B) issuances of guarantees by Fleetmatics of indebtedness for borrowed money of Subsidiaries of Fleetmatics or issuances of guarantees by Fleetmatics’ Subsidiaries of indebtedness for borrowed money of Fleetmatics or any Subsidiary of Fleetmatics, which indebtedness is incurred in compliance with this Clause 5.1(b)(ix), (C) incurrence of indebtedness for borrowed money not to exceed $30 million in the aggregate incurred pursuant to agreements entered into by Fleetmatics or its Subsidiaries in effect prior to the execution of this Agreement and set forth in Clause 5.1(b)(ix) of the Fleetmatics Disclosure Schedule and (D) transactions at the stated maturity of such indebtedness and required amortization or mandatory prepayments; provided that nothing contained herein shall prohibit Fleetmatics and its Subsidiaries from making guarantees or obtaining letters of credit or surety bonds for the benefit of commercial counterparties in the ordinary course of business consistent with past practice;

(x)	shall not, and shall not permit any of its Subsidiaries to, make any loans to any other person, except for loans among Fleetmatics and its wholly owned Subsidiaries or among Fleetmatics’ wholly owned Subsidiaries (provided that (x) subject to the provisions of the existing indebtedness of Fleetmatics and its Subsidiaries as may be amended, Fleetmatics and its Subsidiaries shall not make any such loan if it would be reasonably expected to have adverse tax consequences with respect to the transactions contemplated by this Agreement or otherwise have effects upon the Fleetmatics Group that are material and adverse and, (y) in any event, Fleetmatics shall not structure any such loan in a manner that would be reasonably expected to have adverse tax consequences with respect to the transactions contemplated by this Agreement or otherwise have effects upon the Fleetmatics Group that are material and adverse);

(xi)	shall not, and shall not permit any of its Subsidiaries to, sell, lease, license, transfer, exchange, swap, let lapse or otherwise dispose of, or subject to any Lien (other than Fleetmatics Permitted Liens), any of its material tangible properties or assets (including shares in the capital of its or their Subsidiaries), except (A) pursuant to existing agreements in effect prior to the execution of this Agreement and set forth in Clause 5.1(b)(xi) of the Fleetmatics Disclosure Schedule, (B) in the case of Liens, as required in connection with any indebtedness permitted to be incurred pursuant sub-clause (ix) hereof, (C) sales of inventory in the ordinary course of business, and (D) for transactions among Fleetmatics and its wholly owned Subsidiaries or among Fleetmatics’ wholly owned Subsidiaries (provided that (x) subject to the provisions of the existing indebtedness of Fleetmatics and its Subsidiaries as such provisions may be amended from time to time, Fleetmatics and its Subsidiaries shall not engage in any such transaction if it would be reasonably expected to have adverse tax consequences with respect to the transactions contemplated by this Agreement or otherwise have effects upon the Fleetmatics Group that are material and adverse and, (y) in any event, Fleetmatics shall not structure any such transaction in a manner that would be reasonably expected to have adverse tax consequences with respect to the transactions contemplated by this Agreement or otherwise have effects upon the Fleetmatics Group that are material and adverse);

(xii)	shall not, and shall not permit any of its Subsidiaries to, (A) sell, assign, convey, transfer, exchange, swap or otherwise dispose of, or subject to any Lien, any Owned Intellectual Property, or (B) grant to any third party any license or other rights with respect to any material Owned Intellectual Property, except for non-exclusive licenses of Owned Intellectual Property granted to customers in the ordinary course of business consistent with past practice;

(xiii)	shall not, and shall not permit any of its Subsidiaries to, abandon, allow to lapse or fail to maintain any material Owned Intellectual Property, except for such issuances, registrations or applications that Fleetmatics or any of its Subsidiaries has permitted to expire or has cancelled or abandoned in its reasonable business judgment;

(xiv)	shall not, and shall not permit any of its Subsidiaries to, compromise or settle any material claim, litigation, investigation or proceeding, in each case made or pending by or against Fleetmatics or any of its Subsidiaries (for the avoidance of doubt, including any compromise or settlement with respect to matters in which any of them is a plaintiff), or any of their officers and directors in their capacities as such, other than the compromise or settlement of claims, litigation, investigations or proceedings that: (x) is for an amount not to exceed, for any such compromise or settlement individually or in the aggregate, US$3,000,000, (y) does not impose any injunctive relief on Fleetmatics and its Subsidiaries or otherwise encumber or restrict their operations and (z) does not include any admission of guilt or wrongdoing by Fleetmatics, or otherwise as required by applicable Law or any judgment by a court of competent jurisdiction;

(xv)	shall not, and shall not permit any of its Subsidiaries to, make or change any material Tax election, adopt or change any method of accounting for Tax purposes, make any change in any annual accounting period, file any amended Tax Return, settle or compromise any audit or proceeding relating to a material amount of Taxes, agree to an extension or waiver of the statute of limitations with respect to a material amount of Taxes, enter into any closing agreement with respect to any Tax or surrender any right to claim a material amount of Tax refund;

(xvi)	shall not, and shall not permit any of its Subsidiaries to, make any new capital expenditure or expenditures, or commit to do so, in excess of the amounts set forth in Clause 5.1(b)(xvi) of the Fleetmatics Disclosure Schedule;

(xvii)	shall not, and shall not permit any of its Subsidiaries to, enter into any contract that would, if entered into prior to the date hereof, be a Fleetmatics Material Contract, or materially modify, materially amend or terminate any Fleetmatics Material Contract or waive, release or assign any material rights or claims thereunder;

(xviii)	shall not, and shall not permit any of its Subsidiaries to, alter any intercompany arrangements or agreements or the ownership structure among Fleetmatics and its wholly owned Subsidiaries or among Fleetmatics’ wholly owned Subsidiaries if such alterations, individually or in the aggregate, would reasonably be expected to have tax consequences to Fleetmatics or any of its Subsidiaries or otherwise have effects upon the Fleetmatics Group that are material and adverse; and

(xix)	shall not, and shall not permit any of its Subsidiaries to, agree, in writing or otherwise, to take any of the foregoing actions.

5.2	Non-Solicitation Applicable to Fleetmatics

(a)	Subject to any actions which Fleetmatics is required to take so as to comply with the requirements of the Takeover Rules, Fleetmatics agrees that neither it nor any Subsidiary of Fleetmatics shall, and that it shall use its reasonable best efforts to cause its and their respective Representatives and any person Acting in Concert with Fleetmatics not to, directly or indirectly: (i) solicit, initiate or knowingly encourage any enquiry with respect to, or the making or submission of, any Fleetmatics Alternative Proposal, (ii) participate in any discussions or negotiations regarding a Fleetmatics Alternative Proposal with, or furnish any nonpublic information regarding a Fleetmatics Alternative Proposal to, any person that has made or, to Fleetmatics’ knowledge, is considering making a Fleetmatics Alternative Proposal, except to notify such person as to the existence of the provisions of this Clause 5.2, or (iii) waive, terminate, modify or fail to use its reasonable best efforts to enforce any provision of any “standstill” or similar obligation of any person with respect to Fleetmatics or any of its Subsidiaries. Fleetmatics shall, and shall cause its Subsidiaries and its and their respective Representatives to, immediately cease and cause to be terminated all existing discussions or negotiations with any person conducted heretofore with respect to any Fleetmatics Alternative Proposal, or any enquiry or proposal that may reasonably be expected to lead to a Fleetmatics Alternative Proposal, request the prompt return or destruction of all confidential information previously furnished in connection therewith and immediately terminate all physical and electronic dataroom access previously granted to any such person or its Representatives.

(b)

Notwithstanding the limitations set forth in Clause 5.2(a), if Fleetmatics receives a bona fide written Fleetmatics Alternative Proposal or enquiry or proposal from a person who is intending on making a Fleetmatics Alternative Proposal and the Fleetmatics Board determines in good faith (after consultation with Fleetmatics’ financial advisor and outside legal counsel) that (i) such Fleetmatics Alternative Proposal, enquiry or proposal either constitutes a Fleetmatics Superior Proposal or could reasonably be expected to result in a Fleetmatics Superior Proposal and (ii) the failure to take the actions described in clauses (x) and (y) below would be inconsistent with the directors’ fiduciary duties under applicable Law, and which Fleetmatics Alternative Proposal, enquiry or proposal was made after the date of this Agreement and did not otherwise result from a breach of this Clause 5.2, Fleetmatics may take any or all of the following actions: (x) furnish nonpublic information to the third party (and any persons Acting in Concert with such third party and to their respective potential financing sources and Representatives) making or intending to make such Fleetmatics Alternative Proposal (provided that all such information has previously been provided to Verizon or is provided to Verizon concurrently with the time it is provided to such person(s)), if, and only if, prior to so furnishing such information, Fleetmatics receives from the third party an executed confidentiality agreement on terms no less restrictive of such person than the Confidentiality Agreement and (y) engage in discussions or negotiations with the third party with respect to such Fleetmatics Alternative Proposal. Fleetmatics will promptly (and in any event within 24 hours of receipt) notify

Verizon orally and in writing of the receipt of any Fleetmatics Alternative Proposal or any communication or proposal that may reasonably be expected to lead to a Fleetmatics Alternative Proposal, and shall, in the case of any such notice, set forth the material terms and conditions of such Fleetmatics Alternative Proposal or such communication or proposal (including any changes to such material terms and conditions) and the identity of the person making any such Fleetmatics Alternative Proposal, and thereafter shall promptly keep Verizon informed on a current basis of any material change to the terms and status of any such Fleetmatics Alternative Proposal. Fleetmatics shall provide to Verizon as soon as reasonably practicable after receipt or delivery thereof (and in any event within 24 hours of receipt or delivery) copies of all written correspondence and other written material exchanged between Fleetmatics or any of its Subsidiaries and the person making any such Fleetmatics Alternative Proposal (or such person’s Representatives) that describes any of the material terms or conditions of such Fleetmatics Alternative Proposal, including draft agreements or term sheets submitted by either party in connection therewith. Fleetmatics shall not, and shall cause its Subsidiaries not to, enter into any confidentiality or other agreement with any person subsequent to the date of this Agreement that prohibits Fleetmatics from providing such information to Verizon.

(c)	Except as set forth in Clauses 5.2(d), (e) and (h) below, neither the Fleetmatics Board nor any committee thereof shall (i) (A) withdraw or fail to make (or qualify or modify in any manner adverse to Verizon), or propose publicly to withdraw or fail to make (or qualify or modify in any manner adverse to Verizon), the Scheme Recommendation or the recommendation contemplated by Clause 3.6(c)(iii) or (B) approve, recommend or declare advisable, or propose publicly to approve, recommend or declare advisable, any Fleetmatics Alternative Proposal (any action in this subclause (i) being referred to as a “Fleetmatics Change of Recommendation”) (it being agreed that (x) no “stop, look and listen” communication pursuant to Rule 14d-9(f) of the Exchange Act in and of itself shall constitute a Fleetmatics Change of Recommendation and, (y) for the avoidance of doubt, the provision by Fleetmatics to Verizon of notice or information in connection with a Fleetmatics Alternative Proposal or Fleetmatics Superior Proposal as required or expressly permitted by this Agreement shall not, in and of itself, constitute a Fleetmatics Change of Recommendation) or (ii) cause or allow Fleetmatics or any of its Subsidiaries to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, transaction agreement, implementation agreement, option agreement, joint venture agreement, alliance agreement, partnership agreement or other agreement constituting or with respect to, or that would reasonably be expected to lead to, any Fleetmatics Alternative Proposal, or requiring, or reasonably expected to cause, Fleetmatics to abandon, terminate, delay or fail to consummate the Acquisition (other than as contemplated by Clause 5.2(h)(i) and other than a confidentiality agreement as contemplated by Clause 5.2(b)).

(d)	Nothing in this Agreement shall prohibit or restrict the Fleetmatics Board, in response to an Intervening Event, from making a Fleetmatics Change of Recommendation at any time prior to obtaining the Fleetmatics Shareholder Approval if the Fleetmatics Board has concluded in good faith (after consultation with Fleetmatics’ outside legal counsel and financial advisor) that the failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable Law; provided, however, that Fleetmatics shall have provided prior written notice to Verizon, at least four (4) Business Days in advance, of the Fleetmatics Board’s intention to make such Fleetmatics Change of Recommendation and the reasons therefor, and provided, further, that the Fleetmatics Board shall take into account any changes to the terms of this Agreement and the Scheme proposed by Verizon in response to such prior written notice or otherwise, and during such four (4) Business Day period, Fleetmatics shall engage in good faith negotiations with Verizon regarding any changes to the terms of this Agreement proposed by Verizon. Notwithstanding any Fleetmatics Change of Recommendation, unless this Agreement has been terminated in accordance with Clause 9, Fleetmatics shall hold the Court Meeting and the EGM in accordance with Clause 3.1 for purposes of obtaining the approval of the Resolutions by the requisite majorities of Fleetmatics Shareholders, and nothing contained herein shall be deemed to relieve Fleetmatics of such obligation.

(e)	Nothing contained in this Agreement shall prohibit or restrict Fleetmatics or the Fleetmatics Board from (i) taking and disclosing to the Fleetmatics Shareholders a position or making a statement contemplated by Rule 14d-9, Rule 14e-2(a) or Item 1012(a) of Regulation M-A promulgated under the Exchange Act, or other applicable Law, or (ii) making any disclosure to the Fleetmatics Shareholders if in the good faith judgment of the Fleetmatics Board (after consultation with Fleetmatics’ outside legal counsel), failure to so disclose and/or take would be inconsistent with the directors’ fiduciary duties under applicable Law; provided, however, that any disclosure of a position contemplated by Rule 14e-2(a) or Rule 14d-9 promulgated under the Exchange Act that relates to the approval, recommendation or declaration of advisability by the Fleetmatics Board with respect to this Agreement, the Scheme and/or the Takeover Offer or a Fleetmatics Alternative Proposal shall be deemed to be a Fleetmatics Change of Recommendation unless Fleetmatics in connection with such disclosure publicly states that the Fleetmatics Board expressly rejects the applicable Fleetmatics Alternative Proposal and expressly states that its recommendation with respect to this Agreement, the Scheme and/or the Takeover Offer has not changed or expressly reiterates the prior recommendation of the Fleetmatics Board, without otherwise disclosing or effecting any Fleetmatics Change of Recommendation.

(f)	As used in this Agreement, “Fleetmatics Alternative Proposal” shall mean any bona fide proposal or bona fide offer made by any person (other than a proposal or offer by Verizon or any of its Concert Parties or any person Acting in Concert with Verizon pursuant to Rule 2.5 of the Takeover Rules) for (i) the acquisition of Fleetmatics by scheme of arrangement, takeover offer or business combination transaction; (ii) the acquisition by any person of 20% or more of the assets of Fleetmatics and its Subsidiaries, taken as a whole, measured by either book value or fair market value (including equity securities of Fleetmatics’ Subsidiaries); (iii) the acquisition by any person (or the stockholders of any person) of 20% or more of the outstanding Fleetmatics Ordinary Shares; (iv) any merger, business combination, consolidation, share exchange, recapitalisation or similar transaction involving Fleetmatics as a result of which the holders of Fleetmatics Ordinary Shares immediately prior to such transaction do not, in the aggregate, own at least 80% of the outstanding voting power of the surviving or resulting entity in such transaction immediately after consummation thereof; or (v) any combination of the foregoing.

(g)	As used in this Agreement “Fleetmatics Superior Proposal” shall mean a written bona fide Fleetmatics Alternative Proposal made by any person that the Fleetmatics Board determines in good faith (after consultation with Fleetmatics’ financial advisor and outside legal counsel) is more favourable to the Fleetmatics Shareholders than the transactions contemplated by this Agreement, taking into account such financial, regulatory, legal and other aspects of such proposal as the Fleetmatics Board considers in good faith to be appropriate (it being understood that, for purposes of the definition of “Fleetmatics Superior Proposal”, references to “20%” in the definition of Fleetmatics Alternative Proposal shall be deemed to refer to “75%”).

(h)	The Parties agree that:

(i)

Nothing in this Agreement shall prohibit or restrict the Fleetmatics Board, at any time prior to obtaining the Fleetmatics Shareholder Approval, from making a Fleetmatics Change of Recommendation and substantially concurrently therewith Fleetmatics terminating this Agreement in order to substantially concurrently enter into a definitive written agreement to implement a Fleetmatics Superior Proposal first made after the date of this Agreement and that did not result from a breach of this Clause 5.2, provided that, (w) the Fleetmatics Board has concluded in good faith (after consultation with Fleetmatics’ financial advisor and outside legal counsel)) that (1) the Fleetmatics Alternative Proposal constitutes a Fleetmatics Superior Proposal and (2) the failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable Law, (x) promptly upon the Fleetmatics Board’s determination that a Fleetmatics Superior Proposal exists (and in any event, within 24 hours of such determination), Fleetmatics has provided a written notice to Verizon (a “Fleetmatics

Superior Proposal Notice”) advising Verizon that Fleetmatics has received a Fleetmatics Alternative Proposal and specifying the information with respect thereto required by Clause 5.2(b) and including written notice of the determination of the Fleetmatics Board that the Fleetmatics Alternative Proposal constitutes a Fleetmatics Superior Proposal, (y) Fleetmatics has provided Verizon with an opportunity, for a period of four (4) Business Days from the time of delivery to Verizon of the Fleetmatics Superior Proposal Notice (as may be extended pursuant to the proviso below, the “Verizon Notice Period”), to propose to amend (the “Verizon Right to Match”) the terms and conditions of this Agreement and the Acquisition, including an increase in, or modification of, the Cash Consideration (any such proposed transaction, a “Verizon Revised Acquisition”), such that the Fleetmatics Superior Proposal no longer constitutes a Fleetmatics Superior Proposal, and (z) at the end of such Verizon Notice Period, the Fleetmatics Board has determined (after consultation with Fleetmatics’ financial advisor and outside legal counsel) that (i) the Fleetmatics Superior Proposal continues to be a Fleetmatics Superior Proposal notwithstanding the Verizon Revised Acquisition and taking into account all amendments and proposed changes made thereto during the Verizon Notice Period and (ii) the failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable Law. In the event that during the Verizon Notice Period any material revision is made to the terms of the Fleetmatics Superior Proposal, Fleetmatics shall be required, upon each such revision, to deliver a new Fleetmatics Superior Proposal Notice to Verizon and to comply with the requirements of this Clause 5.2(h)(i) with respect to such new Fleetmatics Superior Proposal Notice; and

(ii)	in the event that a competitive situation arises within the meaning of Rule 31.4 of the Takeover Rules in relation to Verizon and a third party or parties, Fleetmatics shall use its reasonable best efforts to obtain permission from the Panel to provide that the auction procedure determined by the Panel (if any) shall give effect to and be consistent with Verizon’s rights and the obligations of Fleetmatics and the Fleetmatics Board pursuant to this Clause 5.2(h), and Fleetmatics shall, to the extent reasonably practicable, keep Verizon reasonably informed of any discussions with the Panel in respect of the determination of such auction procedure.

6.	REPRESENTATIONS AND WARRANTIES

6.1	Fleetmatics Representations and Warranties

Except as disclosed in the Fleetmatics SEC Documents filed or furnished with the SEC since December 31, 2014 and publicly available prior to the date hereof or in the applicable section of the disclosure schedule delivered by Fleetmatics to Verizon immediately prior to the execution of this Agreement (the “Fleetmatics Disclosure Schedule”) (it being agreed that disclosure of any item in any section of the Fleetmatics Disclosure Schedule shall be deemed disclosure with respect to any other subclause of this Clause 6.1 to which the relevance of such item is reasonably apparent on its face without any independent knowledge of the reader), Fleetmatics represents and warrants to Verizon as follows:

(a)

Qualification, Organisation, Subsidiaries, etc. Each of Fleetmatics and its Subsidiaries is a legal entity duly organised, validly existing and, where relevant, in good standing under the Laws of its jurisdiction of organisation and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure of one or more of Fleetmatics’ Subsidiaries to be so qualified or, where relevant, in good standing, or to have such power or authority, has not had and would not reasonably be expected to have, individually or in the aggregate, a Fleetmatics Material Adverse Effect. Fleetmatics has filed with the SEC, prior to the date of this Agreement, a complete and accurate copy of the Memorandum and Articles of Association of Fleetmatics (the “Fleetmatics Memorandum and Articles of Association”) as amended to the date hereof. The Fleetmatics Memorandum and Articles of Association are in full force and effect and Fleetmatics is not in violation of the Fleetmatics Memorandum and Articles of Association, except for such violations as have not been and would not reasonably be expected to be, individually or in the aggregate, materially adverse to the business or results of operations of Fleetmatics and its Subsidiaries taken as a whole.

(i)	Subsidiaries. All the issued and outstanding shares of capital stock of, or other equity interests in, each Subsidiary of Fleetmatics have been validly issued and are fully paid and nonassessable and are owned, directly or indirectly, by Fleetmatics free and clear of all Liens, other than Fleetmatics Permitted Liens.

(b)	Capital.

(i)	The authorised capital of Fleetmatics consists of 66,666,663 ordinary shares, nominal value €0.015 per share (“Fleetmatics Ordinary Shares”), 8,908,904 series A preferred shares, nominal value €0.01375178 per share (“Fleetmatics Series A Preferred Shares”), 6,150,095 series B preferred shares, nominal value €0.01375178 per share (“Fleetmatics Series B Preferred Shares”), 19,575,735 series C preferred shares, nominal value €0.01 per share (“Fleetmatics Series C Preferred Shares” and, together with the Fleetmatics Series A Preferred Shares and the Fleetmatics Series B Preferred Shares, the “Fleetmatics Preferred Shares”), 5,000,004 deferred shares, nominal value €0.01 per share (“Fleetmatics Deferred Shares”), 3 A deferred shares, nominal value €0.005 (“Fleetmatics A Deferred Shares”) and 5,000,000 undesignated shares, nominal value €0.015 per share (“Fleetmatics Undesignated Shares”). As of July 28, 2016 (the “Fleetmatics Capitalisation Date”), (A) (i) 39,166,956 Fleetmatics Ordinary Shares were issued and outstanding and (ii) no Fleetmatics Preferred Shares, Fleetmatics Deferred Shares or Fleetmatics A Deferred Shares were issued or outstanding, (B) (i) no Fleetmatics Ordinary Shares were held in treasury and (ii) no Fleetmatics Ordinary Shares were held by Subsidiaries of Fleetmatics and (C) 10,434,014 Fleetmatics Ordinary Shares were reserved for issuance pursuant to the Fleetmatics Share Plans, of which 313,867 Fleetmatics Ordinary Shares were issuable upon the exercise of Fleetmatics Options outstanding on the date hereof and 2,797,035 Fleetmatics Shares were issuable on the vesting and settlement of outstanding Fleetmatics Share Awards outstanding on the date hereof, determined on the basis that any Unvested Share Awards subject to performance-based vesting are treated in accordance with Clause 4.3(c) hereof, and 400,000 Fleetmatics Ordinary Shares were reserved for issuance pursuant to the Fleetmatics ESPP and, of which 31,250 Fleetmatics Ordinary Shares were estimated to be issuable on the settlement of outstanding purchase rights under the offering period in effect on the date hereof. All the outstanding Fleetmatics Ordinary Shares are, and all Fleetmatics Ordinary Shares reserved for issuance as noted above shall be, when issued in accordance with the respective terms thereof, duly authorised, validly issued, fully paid and non-assessable and free of pre-emptive rights (other than any statutory pre-emptive rights granted under the Act).

(ii)

Clause 6.1(b)(ii) of the Fleetmatics Disclosure Schedule sets forth, with respect to each Fleetmatics Share Plan, on a holder-by-holder basis, (A) the number of Fleetmatics Ordinary Shares that are subject to Fleetmatics Options, (B) the number of Fleetmatics Ordinary Shares that are subject to performance-based Fleetmatics Share Awards, assuming target performance and assuming maximum performance, (C) the number of Fleetmatics Ordinary Shares that are subject to Fleetmatics Share Awards that do not include performance-based vesting criteria, (D) the grant date of each such award, (E) the vesting schedule of each such award, (F) the exercise price for each such award, if applicable, and (G) the expiration date of each such award (such schedule, the “Fleetmatics Equity Schedule”), in each case, as of July 28, 2016. Fleetmatics shall provide Verizon with an updated Fleetmatics Equity Schedule within three

(3) business days prior to the anticipated Completion Date to reflect any changes occurring between July 28, 2016, and the applicable date of delivery.

(iii)	Except as set forth in sub-clause (i) above, as of the date hereof: (A) Fleetmatics does not have any shares of capital in issue or outstanding other than Fleetmatics Ordinary Shares that have become outstanding after the Fleetmatics Capitalisation Date, but were reserved for issuance as set forth in sub-clause (i) above, and (B) there are no outstanding subscriptions, options, warrants, puts, calls, exchangeable or convertible securities or other similar rights, agreements or commitments relating to the issuance of shares of capital to which Fleetmatics or any of Fleetmatics’ Subsidiaries is a party obligating Fleetmatics or any of Fleetmatics’ Subsidiaries to (I) issue, transfer or sell any shares in the capital or other equity interests of Fleetmatics or any Subsidiary of Fleetmatics or securities convertible into or exchangeable for such shares or equity interests (in each case other than to Fleetmatics or a wholly owned Subsidiary of Fleetmatics); (II) grant, extend or enter into any such subscription, option, warrant, put, call, exchangeable or convertible securities or other similar right, agreement or commitment; (III) redeem or otherwise acquire any such shares in its capital or other equity interests; or (IV) provide a material amount of funds to, or make any material investment (in the form of a loan, capital contribution or otherwise) in, any Subsidiary that is not wholly owned by Fleetmatics and/or one or more of its Subsidiaries.

(iv)	Neither Fleetmatics nor any of its Subsidiaries has outstanding bonds, debentures, notes or other similar obligations, the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the Fleetmatics Shareholders on any matter.

(v)	There are no voting trusts or other agreements or understandings to which Fleetmatics or any of its Subsidiaries is a party with respect to the voting of the shares in the capital or other equity interest of Fleetmatics or any of its Subsidiaries.

(c)	Corporate Authority Relative to this Agreement; No Violation.

(i)	Fleetmatics has all requisite corporate power and authority to enter into this Agreement and the Expenses Reimbursement Agreement and, subject (in the case of this Agreement) to receipt of the Fleetmatics Shareholder Approval, to consummate the transactions contemplated hereby and thereby, including the Acquisition. The execution and delivery of this Agreement and the Expenses Reimbursement Agreement and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorised by the Fleetmatics Board and, except for (A) the Fleetmatics Shareholder Approval and (B) the filing of the required documents and other actions in connection with the Scheme with, and to receipt of the required approval of the Scheme by, the High Court, no other corporate proceedings on the part of Fleetmatics are necessary to authorise the consummation of the transactions contemplated hereby. On or prior to the date hereof, the Fleetmatics Board has determined that the transactions contemplated by this Agreement are fair to and in the best interests of Fleetmatics and the Fleetmatics Shareholders and has adopted a resolution to make, subject to Clause 5.2 and to the obligations of the Fleetmatics Board under the Takeover Rules, the Scheme Recommendation and the recommendation contemplated by Clause 3.6(c)(iii). This Agreement has been duly and validly executed and delivered by Fleetmatics and, assuming this Agreement constitutes the valid and binding agreement of Verizon and Bidco, constitutes the valid and binding agreement of Fleetmatics, enforceable against Fleetmatics in accordance with its terms, except that (A) such enforcement may be subject to applicable bankruptcy, insolvency, examinership, reorganisation, moratorium or other similar Laws, now or hereafter in effect, relating to creditors’ rights generally and (B) equitable remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defences and to the discretion of the court before which any proceeding therefor may be brought.

(ii)	Other than in connection with or in compliance with (A) the provisions of the Act, (B) the Takeover Panel Act and the Takeover Rules, (C) the Securities Act, (D) the Exchange Act, (E) the HSR Act, (F) any applicable requirements of other Antitrust Laws set forth on Clause 6.1(c)(ii) of the Fleetmatics Disclosure Schedule, (G) any applicable requirements of the NYSE and (H) the other Clearances set forth on Clause 6.1(c)(ii) of the Fleetmatics Disclosure Schedule, no authorisation, consent or approval of, or filing with, any Relevant Authority is necessary, under applicable Law, for the consummation by Fleetmatics of the transactions contemplated by this Agreement, except for such authorisations, consents, approvals or filings (I) that, if not obtained or made, would not reasonably be expected to have, individually or in the aggregate, a Fleetmatics Material Adverse Effect, or (II) as may arise as a result of facts or circumstances relating to Verizon or its Affiliates or Laws or contracts binding on Verizon or its Affiliates.

(iii)	The execution and delivery by Fleetmatics of this Agreement and the Expenses Reimbursement Agreement do not, and, except as described in Clause 6.1(c)(ii), the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, (A) result in any violation or breach of, or default or change of control (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, modification, cancellation or acceleration of any obligation or to the loss of a benefit under any loan, guarantee of indebtedness or credit agreement, note, bond, mortgage, indenture, lease, agreement, contract, instrument, permit, concession, franchise, right or license binding upon Fleetmatics or any of Fleetmatics’ Subsidiaries or result in the creation of any liens, claims, mortgages, encumbrances, pledges, security interests, equities, licenses, options, rights of first offer or refusal or charges of any kind (each, a “Lien”) or any other obligations, losses or grants of rights upon any of the properties, rights or assets of Fleetmatics or any of Fleetmatics’ Subsidiaries, other than Fleetmatics Permitted Liens, or of Verizon or any of Verizon’s Subsidiaries, (B) conflict with or result in any violation of any provision of the Organisational Documents of Fleetmatics or any of Fleetmatics’ Subsidiaries or (C) conflict with or violate any Laws applicable to Fleetmatics or any of Fleetmatics’ Subsidiaries or any of their respective properties or assets, other than, (I) in the case of sub-clauses (A), (B) (with respect to Subsidiaries that are not Significant Subsidiaries) and (C), any such violation, conflict, default, termination, cancellation, acceleration, right, loss or Lien that would not reasonably be expected to have, individually or in the aggregate, a Fleetmatics Material Adverse Effect, and (II) as may arise as a result of facts or circumstances relating to Verizon or its Affiliates or Laws or contracts binding on Verizon or its Affiliates.

(d)	Reports and Financial Statements.

(i)	Since December 31, 2013, Fleetmatics has filed or furnished, or if not yet filed or furnished, will file or furnish, on a timely basis, all forms, documents and reports (including exhibits and other information incorporated therein) required to be filed or furnished prior to the date hereof by it with the SEC (the “Fleetmatics SEC Documents”) and has filed, or if not yet filed, will file all returns, particulars, resolutions and documents required to be filed or to be delivered on behalf of Fleetmatics with the Register of Companies in Ireland. As of their respective dates, or, if amended, as of the date of the last such amendment, the Fleetmatics SEC Documents complied, or if not yet filed or furnished, will comply in all material respects with the requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002 of the United States, as amended (the “Sarbanes-Oxley Act”), as the case may be, and the applicable rules and regulations promulgated thereunder, and none of the Fleetmatics SEC Documents contained, or if not yet filed or furnished, will contain any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made not misleading.

(ii)	The consolidated financial statements (including all related notes and schedules) of Fleetmatics included in the Fleetmatics SEC Documents when filed complied, or if not yet filed, will comply as to form in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC with respect thereto in effect at the time of such filing and fairly present, or if not yet filed, will fairly present in all material respects the consolidated financial position of Fleetmatics and its consolidated Subsidiaries, as at the respective dates thereof, and the consolidated results of their operations and their consolidated cash flows for the respective periods then ended (subject, in the case of the unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein, including the notes thereto) in conformity with U.S. GAAP (except, in the case of the unaudited statements, to the extent permitted by the SEC) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto).

(e)	Internal Controls and Procedures. Fleetmatics has established and maintains disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13-a15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. Fleetmatics’ disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by Fleetmatics in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarised and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to Fleetmatics’ management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. Fleetmatics’ internal control over financial reporting is effective in all material respects in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. GAAP and includes policies and procedures that (a) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of Fleetmatics, (b) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with U.S. GAAP, and that receipts and expenditures of Fleetmatics are being made only in accordance with authorisations of management and directors of Fleetmatics, and (c) provide reasonable assurance regarding prevention or timely detection of unauthorised acquisition, use or disposition of Fleetmatics’ assets that could have a material effect on its financial statements.

(f)	No Undisclosed Liabilities. Except (i) as disclosed, reflected or reserved against in Fleetmatics’ consolidated balance sheet (or the notes thereto) as of December 31, 2015 included in the Fleetmatics SEC Documents filed on or prior to the date hereof, (ii) for liabilities incurred in the ordinary course of business since December 31, 2015, (iii) as expressly permitted or contemplated by this Agreement and (iv) for liabilities which have been discharged or paid in full in the ordinary course of business, neither Fleetmatics nor any Subsidiary of Fleetmatics has any liabilities of any nature, whether or not accrued, contingent or otherwise, other than those which, individually or in the aggregate, have not had and would not reasonably be expected to have a Fleetmatics Material Adverse Effect. Neither Fleetmatics nor any of its Subsidiaries is, or has ever been, a party to any “off balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K promulgated by the SEC).

(g)	Compliance with Law; Permits.

(i)	Fleetmatics and each of Fleetmatics’ Subsidiaries are, and since December 31, 2013 have been, in compliance with and are not, and since December 31, 2013 have not been, in default under or in violation of any Laws applicable to Fleetmatics, such Subsidiaries or any of their respective properties or assets, except where such non-compliance, default or violation has not been and would not reasonably be expected to be, individually or in the aggregate, materially adverse to the business or results of operations of Fleetmatics and its Subsidiaries taken as a whole.

(ii)	Fleetmatics and Fleetmatics’ Subsidiaries are in possession of, and since December 31, 2013 have at all times held, all franchises, grants, authorisations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Relevant Authority necessary for Fleetmatics and Fleetmatics’ Subsidiaries to own, lease and operate their properties and assets or to carry on their businesses as they are now being conducted (the “Fleetmatics Permits”), except where the failure to have any of the Fleetmatics Permits has not been and would not reasonably be expected to be, individually or in the aggregate, materially adverse to the business or results of operations of Fleetmatics and its Subsidiaries taken as a whole. All Fleetmatics Permits are in full force and effect, except where the failure to be in full force and effect has not been and would not reasonably be expected to be, individually or in the aggregate, materially adverse to the business or results of operations of Fleetmatics and its Subsidiaries taken as a whole.

(h)

Environmental Laws and Regulations. Except for such matters as, individually or in the aggregate, have not had and would not reasonably be expected to have a Fleetmatics Material Adverse Effect: (i) Fleetmatics and its Subsidiaries (and, to the knowledge of Fleetmatics, its former Subsidiaries) are, and since December 31, 2013 have been, in compliance with all, and have not violated any, applicable Environmental Laws; (ii) no property currently or formerly owned, leased or operated by Fleetmatics or any of its Subsidiaries (or, to the knowledge of Fleetmatics, any of its former Subsidiaries) (including soils, groundwater, surface water, buildings or other structures), or any other location used by Fleetmatics or any of its Subsidiaries (or, to the knowledge of Fleetmatics, its former Subsidiaries), is contaminated with any Hazardous Substance in a manner that is or is reasonably likely to be required to be Remediated or Removed (as such terms are defined below), that is in violation of any Environmental Law, or that is reasonably likely to give rise to any Environmental Liability; (iii) neither Fleetmatics nor any of its Subsidiaries (or, to the knowledge of Fleetmatics, its former Subsidiaries) has received any notice, demand letter, claim or request for information alleging that Fleetmatics or any of its Subsidiaries (or its former Subsidiaries) may be in violation of or subject to liability under any Environmental Law or are allegedly subject to any Removal, Remedial or Response actions; (iv) neither Fleetmatics nor any of its Subsidiaries (or, to the knowledge of Fleetmatics, its former Subsidiaries) is subject to any order, decree, injunction or agreement with any Relevant Authority, or any indemnity or other agreement with any third party, concerning liability or obligations relating to any Environmental Law or otherwise relating to any Hazardous Substance; and (v) Fleetmatics and each of its Subsidiaries has all of the Environmental Permits necessary for the conduct and operation of its business as now being conducted, and all such Environmental Permits are in good standing. As used herein, the term “Environmental Laws” means all Laws (including any common law) relating to: (A) the protection, investigation or restoration of the environment or natural resources, (B) the handling, use, presence, disposal, Release or threatened Release of any Hazardous Substance or (C) noise, odour, indoor air, employee exposure, electromagnetic fields, wetlands, pollution, contamination or any injury or threat of injury to persons or property relating to any Hazardous Substance. As used herein, the term “Environmental Liability” means any obligations or liabilities (including any notices, claims, complaints, suits or other assertions of obligations or liabilities) that are: (A) related to the environment (including on-site or off-site contamination by Hazardous Substances of surface or subsurface soil or water); and (B) based upon (I) any provision of Environmental Laws or (II) any order, consent, decree, writ, injunction or judgment issued or otherwise imposed by any Relevant Authority and includes: fines, penalties, judgments, awards, settlements, losses, damages, costs, fees (including attorneys’ and consultants’ fees), expenses and disbursements relating to environmental matters; defence and other responses to any administrative or judicial action (including notices, claims, complaints, suits and other assertions of liability) relating to environmental matters; and financial responsibility for (x) clean-up costs and injunctive relief, including any Removal, Remedial or Response actions, and (y) compliance or remedial measures under other Environmental Laws. As used herein, the term “Hazardous Substance” means any “hazardous substance” and any “pollutant or contaminant” as those terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (“CERCLA”); any “hazardous waste” as that term is defined in the Resource Conservation and Recovery Act (“RCRA”); and any “hazardous material” as that term is defined in the Hazardous Materials Transportation Act (49 U.S.C. § 1801 et seq.), as amended (including as those terms are further defined, construed, or otherwise used in rules, regulations, standards, orders, guidelines, directives, and publications issued pursuant to, or otherwise in implementation of, said Laws); and any pollutant, chemical or substance that is subject to regulation, control or remediation under any environmental Law, including any petroleum product or by-product, solvent, flammable or explosive material, radioactive material, asbestos, lead paint, polychlorinated biphenyls (or PCBs), dioxins, dibenzofurans, heavy metals, radon gas, mould, mould spores, and mycotoxins. As used herein, the term “Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, placing, discarding, abandonment, or disposing into the environment (including the placing, discarding or abandonment of any barrel, container or other receptacle containing any Hazardous Substance or other material). As used herein, the term “Removal, Remedial or Response” actions include the types of activities covered by CERCLA, RCRA, and other comparable Environmental Laws, and whether such activities are those which might be taken by a Relevant Authority or those which a Relevant Authority or any other person might seek to require of waste generators, handlers, distributors, processors, users, storers, treaters, owners, operators, transporters, recyclers, reusers, disposers, or other persons under “removal,” “remedial,” or other “response” actions. As used herein, the term “Environmental Permits” means any material permit, license, authorization or approval required under applicable Environmental Laws.

(i)	Employee Benefit Plans.

(i)	Clause 6.1(i)(i) of the Fleetmatics Disclosure Schedule sets forth a complete and accurate list of all Fleetmatics Benefit Plans. With respect to each Fleetmatics Benefit Plan, prior to the date hereof, Fleetmatics has made available to Verizon true and complete copies of, if applicable (i) the plan document (and, if applicable, related trust or funding agreements or insurance policies) or, to the extent the Fleetmatics Benefit Plan is not in writing, a written summary of the material terms thereof, and all amendments thereto; (ii) the most recent summary plan description or prospectus and any summary of material modifications; (iii) if the Fleetmatics Benefit Plan is intended to qualify under Section 401(a) of the Code, the most recent determination letter received from the IRS; (iv) the most recent available annual report (Form 5500 and all schedules and financial statements attached thereto), if any; and (v) all material correspondence within the past two (2) years to or from any Governmental Entity relating to such Fleetmatics Benefit Plan; provided, that Fleetmatics shall not be required to provide a written copy of a Fleetmatics Benefit Plan to the extent such Fleetmatics Benefit Plan is a plan mandated by a Governmental Entity or is a standard offer letter or employment agreement in a jurisdiction where offer letters or employment agreements are standard practice or required by applicable Law.

(ii)

Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Fleetmatics Material Adverse Effect, (A) each of the Fleetmatics Benefit Plans has been established, operated and administered in compliance with its terms in accordance with applicable Laws, including, but not limited to, ERISA, the Code and in each case the regulations thereunder; (B) no Fleetmatics Benefit Plan is subject to Title IV or Section 302 of ERISA or Section 412 or 4971 of the Code; (C) no Fleetmatics Benefit Plan provides benefits, including death or medical benefits (whether or not insured), with respect to current or former employees or directors of Fleetmatics or its Subsidiaries beyond their retirement or other termination of service, other than coverage mandated by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), or comparable U.S. state law; (D) no liability under Title IV of ERISA has been incurred by Fleetmatics, its Subsidiaries or any of their respective ERISA Affiliates that has not been satisfied in full, and no condition exists that is reasonably likely to cause Fleetmatics, its Subsidiaries or any of their ERISA Affiliates to incur a liability thereunder; (E) no Fleetmatics Benefit Plan is a “multiemployer pension plan” (as such term is defined in Section 3(37) of ERISA) or a plan that has two or more contributing sponsors at least two of whom are not under common control, within the meaning of Section 4063 of ERISA; (F) all contributions or other amounts payable by Fleetmatics or its Subsidiaries as of the Effective Time pursuant to each Fleetmatics Benefit Plan in respect of current or prior plan years have been timely paid or, to the extent not yet due, have been accrued in accordance with U.S. GAAP or applicable international accounting standards; (G) neither Fleetmatics nor any of its Subsidiaries has engaged in a transaction in connection with which Fleetmatics or its Subsidiaries could be subject to either a civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a tax imposed pursuant to Section 4975 or 4976 of the Code; and (H) there are no pending, or to the knowledge of Fleetmatics, threatened or anticipated claims, actions, investigations or audits (other than routine claims for benefits) by, on behalf of or against any of the Fleetmatics Benefit Plans or any trusts related thereto that would result in a material liability.

(iii)	Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Fleetmatics Material Adverse Effect, each of the Fleetmatics Benefit Plans intended to be “qualified” within the meaning of Section 401(a) of the Code, has received a favourable determination letter or opinion letter as to its qualification or may rely on an opinion letter issued by the IRS with respect to a prototype plan adopted in accordance with the requirements for such reliance and, to the knowledge of Fleetmatics, there are no existing circumstances or any events that have occurred that would reasonably be expected to adversely affect the qualified status of any such plan. Each such favourable determination letter has been provided or made available to Verizon.

(iv)	Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby (either alone or in conjunction with any other event) will (A) result in any payment (including severance, unemployment compensation, forgiveness of indebtedness or otherwise) becoming due to any current or former director or any employee of the Fleetmatics Group under any Fleetmatics Benefit Plan or otherwise, (B) increase any benefits otherwise payable under any Fleetmatics Benefit Plan, (C) result in any acceleration of the time of payment, funding or vesting of any such benefits or (D) cause any compensation to fail to be deductible under 162(m) of the Code, or any other provision of the Code or any similar foreign Law or regulation. Without limiting the generality of the foregoing, no amount payable to any director, officer or employee (whether in cash or property or as a result of accelerated vesting) as a result of the execution of this Agreement or the consummation of the transactions contemplated by this Agreement (either alone or together with any other event) under any Fleetmatics Benefit Plan or other compensation arrangement would be nondeductible under Section 280G of the Code. Neither Fleetmatics nor any Subsidiary of Fleetmatics has any obligation to compensate or otherwise “gross up” any employee for any Taxes incurred by such employee as a result of Sections 409A or 4999 of the Code.

(v)	Since December 31, 2013, no Fleetmatics Benefit Plan has been amended or otherwise modified to increase benefits (or the levels thereof) in a manner that would be material to the Fleetmatics Group.

(j)

Absence of Certain Changes or Events. Since December 31, 2015, other than with respect to the transactions contemplated by this Agreement, the businesses of Fleetmatics and its Subsidiaries have been conducted, in all material respects, in the ordinary course of business consistent with past practices. From December 31, 2015 through the date of this Agreement, there has not been any event, development, occurrence, state of facts or change that has had, or would reasonably be expected to have, individually or in the aggregate, a Fleetmatics Material Adverse Effect. From

December 31, 2015 through the date of this Agreement, neither Fleetmatics nor any of its Subsidiaries has taken any action that would constitute a breach of Clause 5.1(b) had such action been taken after the execution of this Agreement.

(k)	Investigations; Litigation.

(i)	There is no investigation or review pending (or, to the knowledge of Fleetmatics, threatened) by any Relevant Authority with respect to Fleetmatics or any of Fleetmatics’ Subsidiaries or any of their respective properties, rights or assets; and

(ii)	there are no claims, actions, suits or proceedings pending (or, to the knowledge of Fleetmatics, threatened) against Fleetmatics or any of Fleetmatics’ Subsidiaries or any of their respective properties, rights or assets before, and there are no orders, judgments or decrees of, any Relevant Authority, which, in the case of sub-clause (i) or (ii), have had or would reasonably be expected to have, individually or in the aggregate, a Fleetmatics Material Adverse Effect.

(l)	Information Supplied. The information relating to Fleetmatics and its Subsidiaries to be contained in the Proxy Statement and any other documents filed or furnished with or to the High Court, the SEC or pursuant to the Act and the Takeover Rules in connection with the Acquisition will not, on the date the Proxy Statement (and any amendment or supplement thereto) is first posted to Fleetmatics Shareholders or at the time of the Court Meeting, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not false or misleading. The Proxy Statement and any related documents will comply in all material respects as to form with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. The parts of the Scheme Document and any related documents for which the Fleetmatics Directors are responsible under the Takeover Rules and any related filings for which the Fleetmatics Directors are responsible under the Takeover Rules will comply in all material respects as to form with the requirements of the Takeover Rules and the Act. Notwithstanding the foregoing provisions of this Clause 6.1(l), no representation or warranty is made by Fleetmatics with respect to information or statements made or incorporated by reference in the Proxy Statement which were supplied in writing by or on behalf of Verizon or Bidco.

(m)	Tax Matters.

(i)	All material Tax Returns that are required to be filed by or with respect to Fleetmatics or any of its Subsidiaries have been timely filed (taking into account any extension of time within which to file), and all such Tax Returns are true, correct and complete, in all material respects, and set forth all material items to the extent required to be reflected or included in such Tax Returns.

(ii)	Fleetmatics and its Subsidiaries have, within the time and manner prescribed by applicable Law, paid all income and all other material Taxes required to be paid by any of them, including any material Taxes required to be withheld from amounts owing to any employee, creditor, or third party (in each case, whether or not shown on any Tax Return), except with respect to matters being contested in good faith through appropriate proceedings and for which adequate reserves have been established in accordance with U.S. GAAP on the financial statements of Fleetmatics and its Subsidiaries.

(iii)	There is no audit, examination, deficiency, refund litigation, proposed adjustment, or matter in controversy with respect to any Taxes or Tax Return of Fleetmatics or any of its Subsidiaries and none of Fleetmatics or any of its Subsidiaries has received from a Tax Authority any notice in writing indicating an intent to open an audit or other review.

(iv)	Neither Fleetmatics nor any of its Subsidiaries has waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency, other than as a result of any extension of time to file Tax Returns obtained automatically in the ordinary course of business.

(v)	All material Taxes due and payable by Fleetmatics or any of its Subsidiaries have been adequately provided for, in accordance with U.S. GAAP, in the financial statements of Fleetmatics and its Subsidiaries for all periods ending on or before the date hereof.

(vi)	No claim has ever been made in writing by a Tax Authority in a jurisdiction where any of Fleetmatics or its Subsidiaries has not filed a particular type of Tax Return or paid a particular type of Tax, that such Person is or may be subject to taxation by that jurisdiction, is required to file such Tax Return in such jurisdiction or pay such type of Tax within the jurisdiction, and to the knowledge of Fleetmatics or any of its Subsidiaries, no such claim is expected.

(vii)	None of Fleetmatics or any of its Subsidiaries is or has been a party to any “listed transaction” within the meaning of Treasury Regulation section 1.6011-4(b), or any similar provision of state, local or non-U.S. law.

(viii)	Neither Fleetmatics nor any of its Subsidiaries has constituted a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code (or any similar provision of state, local, or non-U.S. law) in the two years prior to the date of this Agreement.

(ix)	None of Fleetmatics or any of its Subsidiaries has any liability for Taxes or any portion of a Tax (i) of any Person (other than Fleetmatics or any of its Subsidiaries) under U.S. Treasury Regulation § 1.1502-6 (or any similar provision of state, local, or non-U.S. law), as transferee or successor, by operation of law, by contract or otherwise, (ii) as a result of any change in method of accounting for a taxable period ending on or prior to the Completion Date, (iii) as a result of any “closing agreement” as described in section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax law) executed on or prior to the Completion Date, or (iv) as a result of any instalment sale or open transaction disposition made on or prior to the Completion Date.

(x)	None of Fleetmatics or any of its Subsidiaries has been a United States real property holding corporation within the meaning of section 897(c)(2) of the Code during the applicable period specified in section 897(c)(1)(A)(ii) of the Code.

(xi)	There are no liens for Taxes upon any property or assets of Fleetmatics or any of its Subsidiaries, except for Fleetmatics Permitted Liens.

(xii)	No private letter rulings, technical advice memoranda, or similar agreements or rulings have been entered into or issued by any Tax Authority with respect to Fleetmatics or any of its Subsidiaries for any taxable year for which the statute of limitations has not yet expired.

(xiii)	None of Fleetmatics or any of its Subsidiaries (i) will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Completion Date, as a result of any election made or amount received by Fleetmatics or any of its Subsidiaries on or prior to the Completion Date, or (ii) is a party to a “gain recognition agreement” within the meaning of the Treasury Regulations under Section 367 of the Code.

(xiv)

(i) Fleetmatics and each of its Subsidiaries has fully complied with (x) any applicable reporting, withholding, or other requirements imposed under Sections 1471 through 1474 of the Code, (y) the terms of any applicable agreement contemplated by Section 1471(b) of the Code, or (z) any applicable fiscal intergovernmental agreement entered into in connection with the implementation of Sections 1471 through 1474 of the Code, and (ii) neither Fleetmatics nor any of its Subsidiaries is or has been found in violation of requirements described in (i) of this paragraph and is or has been required to file any Form TD F 90-22.1, Report of Foreign Bank or Financial Accounts or any FinCEN Report 114, Report of Foreign Bank and Financial Account.

(xv)	Fleetmatics and each of its Subsidiaries that is or has been organized outside of the United States and classified as a passive foreign investment company, as defined in Section 1297 of the Code, has fully complied with all laws imposed on or with respect of each due to its classification as a passive foreign investment company.

(xvi)	Fleetmatics and each of its Subsidiaries has duly and timely complied with all reporting requirements imposed on or with respect of each, as applicable, pursuant to Section 6050W of the Code.

(xvii)	Since July 31, 2013, none of Fleetmatics or any of its Subsidiaries has undergone an ownership change within the meaning of Section 382 of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax law).

(xviii)	Clause 6.1(m)(xviii) of the Fleetmatics Disclosure Schedule lists each entity classification election and change in entity classification election that has been made under Treasury Regulation section 301.7701-3 with respect to Fleetmatics and any of its Subsidiaries for U.S. federal income Tax purposes.

(xix)	As used in this Agreement, (A) the term “Tax” (including the plural form “Taxes” and, with correlative meaning, the terms “Taxable” and “Taxation”) means any and all taxes (including customs duties or fines), fees, levies, imposts, duties or other assessments of any kind whatsoever, imposed by or payable to any federal, state, provincial, local or foreign Relevant Authority, and includes all U.S. federal, state, local and non-U.S. gross or net income, gain, profits, windfall profits, franchise, gross receipts, estimated, capital, documentary, transfer, ad valorem, premium, environmental, customs duty, capital stock, severances, stamp, payroll, sales, employment, unemployment compensation, social security, disability, use, property, unclaimed property, escheat, withholding or backup withholding, excise, production, value added and occupancy taxes, together with all interest, penalties and additions imposed with respect thereto, and (B) the term “Tax Return” means all returns and reports (including elections, declarations, disclosures, schedules, estimates, claims for refunds and information returns) filed or required to be filed with a Tax Authority relating to Taxes, including all attachments thereto and any amendments or supplements thereof and (C) the term “Tax Authority” means any Relevant Authority responsible for the assessment, collection or enforcement of laws relating to Taxes (including the Internal Revenue Service (the “IRS”) and the Irish Revenue Commissioners and any similar state, local, or non-U.S. revenue agency).

(n)	Labour Matters.

(i)	No member of the Fleetmatics Group is a party to, or bound by, any collective bargaining agreement, contract or other agreement or binding understanding with a labour union or labour organisation. No member of the Fleetmatics Group is subject to a labour dispute, strike or work stoppage except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Fleetmatics Material Adverse Effect. To the knowledge of Fleetmatics, there are no organisational efforts with respect to the formation of a collective bargaining unit presently being made or threatened involving employees of the Fleetmatics Group.

(ii)	There is no Unfair Labour Practice (as defined in the National Labor Relations Act) or labour arbitration proceeding pending or, to the knowledge of Fleetmatics, threatened against Fleetmatics or its Subsidiaries, except for any such proceeding that has not had and would not reasonably be expected to have a Fleetmatics Material Adverse Effect.

(iii)	Except as has not had and would not reasonably be expected to have a Fleetmatics Material Adverse Effect, (i) Fleetmatics and each of its Subsidiaries are in compliance with all applicable local, state, federal and foreign Laws relating to employment, including Laws relating to discrimination, fair employment practices (including equal employment opportunities), terms and conditions of employment, hours of work and the payment of wages or overtime wages, classification of employees and independent contractors, classification of employees and exempt and non-exempt, health and safety, employee privacy, layoffs and plant closings and collective bargaining, (ii) Fleetmatics and its Subsidiaries have not received notice of any charge, complaint, investigation or audit with respect to or relating to them pending before the United States Equal Employment Opportunity Commission or any other Governmental Entity responsible for the prevention of unlawful employment practices, or notice of the intent of any Governmental Entity responsible for the enforcement of labour, employment, wages and hours of work, child labour, immigration, or occupational safety and health Laws to conduct an investigation with respect to or relating to them or notice that such investigation is in progress, and (iii) there are no complaints, arbitration proceedings or lawsuits, pending or, to the knowledge of Fleetmatics, threatened against Fleetmatics or any of its Subsidiaries brought by or on behalf of any applicant for employment, or any current or former employee, relating to any such Laws, or alleging breach of any express or implied contract of employment, wrongful termination of employment or any other discriminatory, wrongful or tortious conduct in connection with the employment relationship.

(iv)	Except as has not had and would not reasonably be expected to have a Fleetmatics Material Adverse Effect, Fleetmatics and each of its Subsidiaries have (i) withheld all amounts required by Law to be withheld from the wages, salaries, commissions, bonuses and other payments to employees; and (ii) are not liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing. Neither Fleetmatics nor any of its Subsidiaries is liable for any material payment to any trust or other fund or to any Governmental Entity, with respect to unemployment compensation benefits, social security or other benefits or obligations for employees (other than routine payments to be made in the ordinary course of business, consistent with past practice).

(v)	Except as set forth in Section 6.1(n)(v) of the Fleetmatics Disclosure Schedule, to the knowledge of Fleetmatics, the transactions contemplated by this Agreement will not require the consent of, or advance notification to, any works councils, unions or similar labour organisations with respect to employees of the Fleetmatics Group.

(o)	Intellectual Property.

(i)

Clause 6.1(o)(i) of the Fleetmatics Disclosure Schedule sets forth a true and complete list of all (A) Registered Intellectual Property and Owned Intellectual Property that is material to the business of the Company and its Subsidiaries (other than Trade Secrets), (B) Software that is owned or purported to be owned by Fleetmatics or its Subsidiaries (“Fleetmatics Software”) and material to the business of Fleetmatics or any of its Subsidiaries (including, with respect to each Fleetmatics Software application, (1) its title, (2) its function in the business of Fleetmatics or its Subsidiaries, (3) its version number and (4) identification as to whether it is (x) used for internal purposes only or (y) made available as part of any customer-facing products, services or offerings), (C) Fleetmatics Licensed Software (hosted or otherwise) that is material to the conduct of the business of Fleetmatics or its Subsidiaries as currently conducted, other than Fleetmatics Licensed Software that is Open Source Software or Software licensed on generally available standard terms that are generally commercially available with annual fees of $500,000 or less, (D) contracts that grant a license, release, immunity from suit or covenant not to sue to Fleetmatics or a Subsidiary under, any Intellectual Property of such third party (other than for Software that is Open Source Software or off-the-shelf Software licensed on generally available standard terms that are generally commercially available with annual fees of $500,000 or less), (E) contracts under which Fleetmatics or a Subsidiary of Fleetmatics has licensed or otherwise made available (including through releases, licenses, immunities from suit or covenants not to sue) to a third party, or restricted the right to use any, material Owned Intellectual Property to a third party, including agreements providing for access and use of Software (hosted or otherwise) (other than non-exclusive licenses of Owned Intellectual Property granted to customers in the ordinary course of business consistent with past practice), (F) contracts pursuant to which (i) any third party creates, develops or customizes or has created, developed or customized for or on behalf of the Fleetmatics or any of its Subsidiaries any Intellectual Property material to the business of Fleetmatics or its Subsidiaries or (ii) Fleetmatics or any of its Subsidiaries, for aggregate annual or one-time fees in excess of $500,000, creates, develops or customizes any Intellectual Property for any third Person and (G) contracts pursuant to which any third party provides support or maintenance for Software material to the business of Fleetmatics or its Subsidiaries for aggregate annual or one-time fees in excess of $100,000.

(ii)	Fleetmatics or its Subsidiaries exclusively own all Owned Intellectual Property, in each case free and clear of all Liens, and all Owned Intellectual Property is in full force and effect, valid and enforceable and Fleetmatics and its Subsidiaries have the right to use all Intellectual Property owned or used by, or held for use by, Fleetmatics and its Subsidiaries that are material to the operation of their businesses as currently conducted and contemplated to be conducted. The Owned Intellectual Property is not currently subject to any pending or threatened order or Action challenging the validity, enforceability or ownership thereof by Fleetmatics or a Subsidiary of Fleetmatics, nor has Fleetmatics or its Subsidiaries received since January 1, 2010 any written notice of any such claim by any third party and to Fleetmatics’ or Subsidiaries’ knowledge, no such claim is threatened.

(iii)	Neither Fleetmatics nor its Subsidiaries has received since January 1, 2010 any written notice of any claim by any third party, and there are no currently pending or, to the knowledge of Fleetmatics, threatened claims, (including “cease and desist” letters, indemnification claims or invitations to license) that Fleetmatics or any of its Subsidiaries or the Fleetmatics Products have infringed, misappropriated, diluted or otherwise violated any Intellectual Property of any third party. To the knowledge of Fleetmatics, the conduct of the businesses by Fleetmatics and its Subsidiaries and the Fleetmatics Products do not infringe upon, misappropriate, dilute or otherwise violate, and during the past six (6) years have not, infringed upon, misappropriated, diluted or otherwise violated, any Intellectual Property of any person. To the knowledge of Fleetmatics, no third party is infringing upon, diluting, violating or misappropriating any Owned Intellectual Property.

(iv)	Neither the Fleetmatics Software nor any Fleetmatics Product contains, and Fleetmatics and its Subsidiaries have taken all commercially reasonable steps to prevent the introduction of: (A) any bug, defect or error that materially affects the use, functionality or performance of such product or Software, or (B) any computer virus, unauthorized disabling or erasing mechanism, worm, unauthorized software lock, drop dead device, Trojan horse, back door, trap door, time bomb, or any undocumented hidden command, undocumented hidden code, undocumented instructions key or any other code or instruction that may be used to access, modify, delete, damage or disable any of such Software without the authorization of the end user.

(v)

Neither Fleetmatics nor any of its Subsidiaries uses or distributes, or has used or distributed, any Open Source Software in any manner that would or could, with respect to any Fleetmatics Product or Fleetmatics Software, (A) require any source code of such Fleetmatics Product or Fleetmatics Software to be disclosed, licensed for free, attributed to any person, dedicated to the public or distributed in source code form, (B) require the licensing thereof for the purpose of making derivative works, (C) impose any restriction on the consideration to be charged for the distribution thereof or (D) create, or purport to create, obligations for Fleetmatics or any of its Subsidiaries (including, after the Completion, Verizon or any of its Affiliates) with respect to any Intellectual Property owned by them or grant, or purport to grant, to any Person, any rights or immunities under any such Intellectual Property. With respect to any Open Source Software that is or has been used by Fleetmatics or any its Subsidiaries in any way, Fleetmatics and each of its Subsidiaries has been and is in compliance in all material respects with all applicable licenses.

(vi)	Neither Fleetmatics nor any of its Subsidiaries has disclosed or delivered to any escrow agent or any other Person (other than an employee) any of the source code for any Fleetmatics Software, and no other Person has the right, contingent or otherwise, to obtain access to such source code. No event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time or both) will, or would reasonably be expected to, result in the release, delivery, license or disclosure to any third Person of any of the source code for any Fleetmatics Software.

(vii)	Fleetmatics has never been a member of, or a contributor to, any industry standards body or other industry consortium (“Industry Body”) that has compelled or could compel Fleetmatics to grant or offer to any third Person any license or right in or to any Owned Intellectual Property. None of the Owned Intellectual Property is or ever has been, and Fleetmatics has never indicated to any Industry Body or member thereof that any Owned Intellectual Property is or has ever been, in each case, required for or otherwise infringed by the implementation of any standards or specifications developed or proliferated by any Industry Body in which Fleetmatics is or has been a member or contributor.

(viii)	The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (i) result in the material loss of rights as to or materially impair or alter the rights of Fleetmatics or any of its Subsidiaries as to Owned Intellectual Property, (ii) result in the material loss of rights as to or materially impair or alter the rights of Fleetmatics or any of its Subsidiaries as to any Intellectual Property owned by a third Person and used in or held for use in the business of Fleetmatics including any Fleetmatics Licensed Software, or (iii) require Verizon, Fleetmatics or any of their Subsidiaries to assign, transfer, grant rights in or to, disclose or deliver to a third Person any Intellectual Property. Neither Fleetmatics nor any of its Subsidiaries is a party to or bound by any decree, judgment, order or arbitral award that is reasonably expected to require Fleetmatics or any of its Subsidiaries to grant to any third Person any license, covenant not to sue, release, immunity or other right with respect to any material Owned Intellectual Property.

(ix)	All Persons (including current and former employees and independent contractors) who have created Intellectual Property or Fleetmatics Products for or on behalf of the Company or its Subsidiaries or have otherwise contributed to any portion thereof, or otherwise would have rights in or to such Intellectual Property or Fleetmatics Products, have executed enforceable written agreements that validly and irrevocably assign to Fleetmatics or one of its Subsidiaries all of their rights in and to such Owned Intellectual Property, or Fleetmatics and its Subsidiaries own all such Owned Intellectual Property pursuant to applicable Law. Fleetmatics and each of its Subsidiaries have taken all actions commercially reasonably necessary to maintain (i) the validity and enforceability of the Owned Intellectual Property under applicable Law and (ii) the secrecy of all confidential Intellectual Property, including Trade Secrets, used in the business of Fleetmatics and its Subsidiaries.

(x)

(A) Fleetmatics and each of its Subsidiaries, and any third party acting on their behalf, have been and are in compliance with all applicable Laws, payment card industry standards, terms of use, policies of Fleetmatics and its Subsidiaries, and contractual and fiduciary obligations relating to the collection, access, acquisition, storage, protection, use, disclosure, transmission, transfer, deletion, destruction, and disposal and any other processing (as defined by any applicable Law) (collectively, “Use”) of any Personally Identifiable Information; (B) no notice of enforcement, deregistration or prohibition or warning has been served on or issued to Fleetmatics or its Subsidiaries by Relevant Authorities in respect of Personally Identifiable Information, and, to the knowledge of Fleetmatics, no fact or circumstance exists which might give rise to any such notice warning; (C) there have been no written requests or complaints received by Fleetmatics or its Subsidiaries from Persons in connection with the Use of Personally Identifiable Information; (D) Fleetmatics and each of its Subsidiaries, and any Persons acting on their behalf, have not experienced any material loss, unauthorized or unlawful corruption or Use of data, including Personally Identifiable Information during the past two (2) years and, to the knowledge of Fleetmatics, have not had any material unauthorized intrusions or breaches of the security of their information technology systems; (E) Fleetmatics and each of its Subsidiaries have not taken any act or made any omission that compromises or may compromise the security, confidentiality, or integrity of Personally Identifiably Information; (F) a privacy statement regarding the Use of the Personally Identifiable Information of individuals who are visitors to the websites or online services of Fleetmatics or its Subsidiaries (a “Privacy Statement”) has at all times been and is posted and accessible to individuals on each website or online service of Fleetmatics and its Subsidiaries; (G) the Privacy Statements have been and are materially accurate and consistent with Fleetmatics’ and its Subsidiaries’ actual practices with respect to the Use of Personally Identifiable Information; (H) any contracts or other agreements with third Persons pursuant to which Fleetmatics or its Subsidiaries collect Personally Identifiable Information include provisions describing Fleetmatics or its Subsidiary’s Use of such Personally Identifiable Information, and those provisions have been and are materially accurate and consistent with Fleetmatics’ and its Subsidiaries’ actual practices with respect to the Use of such Personally Identifiable Information; (I) Fleetmatics and each of its Subsidiaries have implemented, maintain, and comply with a reasonable written information security plan and reasonable security, business continuity and backup and disaster recovery plans and procedures with respect to its information technology systems and have taken commercially reasonable steps to test such plans and procedures on no less than an annual basis, and such plans and procedures have been proven effective upon such testing in all material respects; and (J) the execution, delivery and performance of this Agreement comply with all applicable Laws relating to Personally Identifiable Information and with Fleetmatics’ and its Subsidiaries’ Privacy Statements.

(p)	Real Property.

(i)

With respect to the real property owned by Fleetmatics or any Subsidiary (such property collectively, the “Fleetmatics Owned Real Property”), except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Fleetmatics Material Adverse Effect, either Fleetmatics or a Subsidiary of Fleetmatics has good and valid title to such Fleetmatics Owned Real Property, free and clear of all Liens, other than any such Lien (A) for Taxes or governmental assessments, charges or claims of payment not yet due and payable, being contested in good faith and for which adequate accruals or reserves have been established, (B) which is a carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other similar lien arising in the ordinary course of business, (C) which is disclosed on Fleetmatics’ consolidated balance sheet (or the notes thereto) as of December 31, 2015 included in the Fleetmatics SEC Documents filed on or prior to the date hereof or securing liabilities reflected on such balance sheet, (D) which was incurred in the ordinary course of business since December 31, 2015 or (E) which would not reasonably be expected to materially impair the continued use of the applicable property for the purposes for which the property is currently being used (any such Lien described in any of sub-clauses (A) through (E), a “Fleetmatics Permitted Lien”). As of the date hereof, neither Fleetmatics nor any of its Subsidiaries has received notice of any pending, and to the knowledge of Fleetmatics there is no threatened, condemnation proceeding with respect to any Fleetmatics Owned Real Property, except proceedings which have not had and would not reasonably be expected to have, individually or in the aggregate, a Fleetmatics Material Adverse Effect.

(ii)	Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Fleetmatics Material Adverse Effect, (A) each lease, sublease and other agreement under which Fleetmatics or any of its Subsidiaries uses or occupies or has the right to use or occupy any real property at which the operations of Fleetmatics and its Subsidiaries are conducted (the “Fleetmatics Leased Real Property”), is valid, binding and in full force and effect and (B) no uncured default of a nature on the part of Fleetmatics or, if applicable, its Subsidiary or, to the knowledge of Fleetmatics, the landlord thereunder exists with respect to any Fleetmatics Leased Real Property. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Fleetmatics Material Adverse Effect, Fleetmatics and each of its Subsidiaries has a good and valid leasehold interest, subject to the terms of any lease, sublease or other agreement applicable thereto, in each parcel of Fleetmatics Leased Real Property, free and clear of all Liens, except for Fleetmatics Permitted Liens. As of the date hereof, neither Fleetmatics nor any of its Subsidiaries has received notice of any pending, and, to the knowledge of Fleetmatics, there is no threatened, condemnation proceeding with respect to any Fleetmatics Leased Real Property, except any such proceeding which has not had and would not reasonably be expected to have, individually or in the aggregate, a Fleetmatics Material Adverse Effect. Fleetmatics has made available a true and complete copy of the lease, sublease and other agreement for each Fleetmatics Leased Real Property as in effect on the date of this Agreement.

(q)	Opinion of Financial Advisor. The Fleetmatics Board has received the opinion of Morgan Stanley & Co. International plc, dated July 29, 2016, that based upon and subject to the assumptions, procedures, factors, qualifications and limitations set forth in the opinion, the Cash Consideration to be received by the Fleetmatics Shareholders pursuant to the terms of this Agreement is fair and reasonable from a financial point of view to such Fleetmatics Shareholders.

(r)	Required Vote of Fleetmatics Shareholders. The Fleetmatics Shareholder Approval is the only vote of holders of securities of Fleetmatics which is required to consummate the transactions contemplated hereby.

(s)	Material Contracts.

(i)	Except as set forth on Clause 6.1(s)(i) of the Fleetmatics Disclosure Schedule, as of the date of this Agreement, neither Fleetmatics nor its Subsidiaries is a party to or bound by:

(A)	any “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) (other than any Fleetmatics Benefit Plan);

(B)	any Contract with any of its directors or officers (other than any Fleetmatics Benefit Plan);

(C)	any Contract containing change in control provisions that would reasonably be expected, as a result of the consummation of the Acquisition, to trigger (I) any right to cancel or terminate, or to alter or amend the terms of such Contract or (II) aggregate payments by Fleetmatics or any of its Subsidiaries in excess of (or a loss of revenues with an aggregate value in excess of) $500,000;

(D)	any Contract that imposes any material restriction on the right or ability of Fleetmatics or any of its Subsidiaries to compete with any other person, solicit any client or customer, acquire or dispose of the securities of another person, or any other provision that materially restricts the conduct of any line of business by Fleetmatics or its Subsidiaries (or that following the Completion will materially restrict the ability of Verizon or its Subsidiaries in respect of any of the foregoing);

(E)	(I) any Contract that obligates Fleetmatics or its Subsidiaries (or following the Completion, Verizon or its Subsidiaries) to conduct business with any third party on a preferential or exclusive basis; (II) any Contract that contains “most favored nation” or similar covenants or (III) any Contract between Fleetmatics or any of its Subsidiaries, on the one hand, and a third party, on the other hand, that limits or purports to limit in any respect the ability of Fleetmatics or any of its Subsidiaries to sell, license, transfer, pledge or otherwise dispose of any material assets or business;

(F)	any Contract relating to (I) indebtedness for borrowed money (excluding any indebtedness among Fleetmatics and its wholly owned Subsidiaries or among Fleetmatics’ wholly owned Subsidiaries) of Fleetmatics or any of its Subsidiaries having an outstanding principal amount in excess of $500,000, (II) direct or indirect guarantees of any indebtedness for borrowed money or other forms of credit support by Fleetmatics or any of its Subsidiaries or (III) Liens on property or assets owned or acquired by Fleetmatics or any of its Subsidiaries;

(G)	any Contract that grants any right of first refusal, right of first offer or similar right with respect to any material assets, rights or properties of Fleetmatics or its Subsidiaries;

(H)	any Contract that provides for the acquisition or disposition of any assets (other than acquisitions or dispositions of assets in the ordinary course of business) or business (whether by merger, sale of stock, sale of assets or otherwise) and with any outstanding obligations as of the date of this Agreement;

(I)	any joint venture, partnership or limited liability company agreement or other similar Contract relating to the formation, creation, operation, management or control of any joint venture, partnership or limited liability company, other than any such Contract solely between Fleetmatics and its wholly owned Subsidiaries or among Fleetmatics’ wholly owned Subsidiaries;

(J)	any Contract expressly limiting or restricting the ability of Fleetmatics or any of its Subsidiaries (i) to make distributions or declare or pay dividends in respect of their capital stock, partnership interests, membership interests or other equity interests, as the case may be, (ii) to make loans to Fleetmatics or any of its Subsidiaries or (iii) to grant Liens on the property or assets of Fleetmatics or any of its Subsidiaries;

(K)	any Contract that obligates Fleetmatics or any of its Subsidiaries to make any loans (excluding any loans among Fleetmatics and its wholly owned Subsidiaries or among Fleetmatics’ wholly owned Subsidiaries), advances or capital contributions to, or investments in excess of $500,000 in, any person (other than Fleetmatics or any of its Subsidiaries);

(L)	any settlement agreement of Fleetmatics or any of its Subsidiaries, other than (i) releases immaterial in nature or amount entered into in the ordinary course of business with the former employees of Fleetmatics or its Subsidiaries or independent contractors in connection with the routine cessation of such employee’s or independent contractor’s employment, (ii) releases entered into with customers in connection with a debt collection in the ordinary course of business involving a payment of less than $250,000 and (iii) releases entered into in connection with a labor or employee dispute involving a payment of less than $250,000;

(M)

any material Contract (A) granting Fleetmatics or one of its Subsidiaries any right to use any Intellectual Property (other than commercially available software licenses with annual fees of less than $500,000, or licenses ancillary to other agreements concerning third party products or services), (B) permitting any third person to use, enforce or register any Intellectual Property of Fleetmatics or its Subsidiaries, including any license agreements, coexistence agreements and covenants not to sue (other than non-exclusive licenses to customers, distributors or suppliers in the ordinary course of business) or (C) restricting the right of Fleetmatics or its Subsidiaries to use or register any Owned Intellectual Property;

(N)	any Contract (other than Contracts for the acquisition of inventory in the ordinary course of business) that involved the payment of more than $500,000 by Fleetmatics and its Subsidiaries in the fiscal year ending December 31, 2015 or that is expected to result in the payment of such amount by Fleetmatics and its Subsidiaries in the fiscal year ending December 31, 2016;

(O)	any Contract that involved the receipt of more than $500,000 by Fleetmatics and its Subsidiaries in the fiscal year ending December 31, 2015 or that is expected to result in the receipt of such amount by Fleetmatics and its Subsidiaries in the fiscal year ending December 31, 2016;

(P)	any material Contract with any Governmental Entity or Governmental Official;

(Q)	any Contract with an affiliate or other person that would be required to be disclosed under Item 404(a) of Regulation S-K promulgated under the Exchange Act; and

(R)	any Contract that contains any material indemnification rights or obligations, including any Contract pursuant to which Fleetmatics or any of its Subsidiaries has an obligation to indemnify an officer, director or their respective affiliates, or to provide credit support relating to such indemnification rights or obligations, other than such indemnification rights or obligations incurred in the ordinary course of business and that have not had or would not reasonably be expected to have, individually or in the aggregate, a Fleetmatics Material Adverse Effect.

(ii)	All Contracts of the types referred to in Clause 6.1(s)(i) (whether or not set forth on Clause 6.1(s)(i) of the Fleetmatics Disclosure Schedules) are referred to herein as “Fleetmatics Material Contracts.” Fleetmatics has made available a true and complete copy of each Fleetmatics Material Contract as in effect on the date of this Agreement.

(iii)	Neither Fleetmatics nor any Subsidiary of Fleetmatics is in breach of or default under the terms of any Fleetmatics Material Contract where such breach or default has had or would reasonably be expected to have, individually or in the aggregate, a Fleetmatics Material Adverse Effect. To the knowledge of Fleetmatics, as of the date hereof, no other party to any Fleetmatics Material Contract is in breach of or default under the terms of any Fleetmatics Material Contract where such breach or default has not had and would not reasonably be expected to have, individually or in the aggregate, a Fleetmatics Material Adverse Effect. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Fleetmatics Material Adverse Effect, each Fleetmatics Material Contract (except those which may be cancelled, rescinded, terminated or not renewed after the date hereof in accordance with their terms) is a valid and binding obligation of Fleetmatics or the Subsidiary of Fleetmatics which is party thereto and, to the knowledge of Fleetmatics, of each other party thereto, and is in full force and effect, except that (A) such enforcement may be subject to applicable bankruptcy, insolvency, examinership, reorganisation, moratorium or other similar Laws, now or hereafter in effect, relating to creditors’ rights generally and (B) equitable remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defences and to the discretion of the court before which any proceeding therefor may be brought.

(t)

Government Contracts. (A) There are no audits, investigations, disputes or controversies with respect to any Government Contract; (B) neither Fleetmatics nor any of its Subsidiaries is in violation of any Law pertaining to any Government Contract to which Fleetmatics or any of its Subsidiaries is a party; (C) there is no action pending nor, to the knowledge of Fleetmatics, threatened against Fleetmatics or any of its officers or employees related to any Government Contract under the U.S. Federal Criminal or Civil False Claims Acts, the U.S. False Statements Act, the U.S. Major Fraud Act or the U.S. Procurement Integrity Act and all other Laws of the U.S. or any other jurisdiction applicable to any of its Government Contracts; (D) all representations and certifications made by Fleetmatics or any of its Subsidiaries with respect to each Government Contract were complete and accurate as of their effective date and Fleetmatics or its applicable Subsidiaries have complied in all material respects with all such representations and certifications; (E) neither Fleetmatics nor any of its Subsidiaries has received written notice of any material currently outstanding claims against Fleetmatics or any of its Subsidiaries by any Governmental Entity arising under or relating to any Government Contract; (F) neither Fleetmatics nor any of its Subsidiaries, nor any of their respective directors, officers or employees has been debarred or suspended or received written notice of actual or proposed debarment or suspension, from participation in the award of any Government Contract with any Governmental Entity; and (G) neither Fleetmatics nor any of its Subsidiaries has made any written voluntary or written mandatory disclosure to any Governmental Entity with respect to any alleged irregularity, misstatement, noncompliance or omission arising under or relating to a Government Contract or any applicable Laws.

(u)	Insurance. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Fleetmatics Material Adverse Effect, (i) all current, insurance policies and contracts (or replacements thereof) of Fleetmatics and its Subsidiaries are in full force and effect and are valid and enforceable and cover against the risks as are customary for companies of similar size in the same or similar lines of business and (ii) all premiums due thereunder have been paid. Neither Fleetmatics nor any of its Subsidiaries has received notice of cancellation or termination with respect to any material third party insurance policies or contracts (other than in connection with normal renewals of any such insurance policies or contracts) where such cancellation or termination has had or would reasonably be expected to have, individual or in the aggregate, a Fleetmatics Material Adverse Effect.

(v)	Finders or Brokers. Except for Morgan Stanley & Co. LLC and its affiliates, neither Fleetmatics nor any of its Subsidiaries has employed any investment banker, broker or finder in connection with the transactions contemplated by this Agreement who might be entitled to any fee or any commission in connection with or upon consummation of the Acquisition.

(w)	FCPA and Anti-Corruption.

(i)	Neither Fleetmatics nor any Fleetmatics Subsidiary, nor any director, manager or employee of Fleetmatics or any Fleetmatics Subsidiary has in the last five years, in connection with the business of Fleetmatics or any Fleetmatics Subsidiary, itself or, to Fleetmatics’ knowledge, any of its agents, representatives, sales intermediaries, or any other third party, in each case, acting on behalf of Fleetmatics or any Fleetmatics Subsidiary, taken any action in violation of the FCPA, since July 1, 2011 only, the Bribery Act, or other applicable Bribery Legislation (in each case to the extent applicable).

(ii)	Neither Fleetmatics nor any Fleetmatics Subsidiary, nor any director, manager or employee of Fleetmatics or any Fleetmatics Subsidiary, are, or in the past five years have been, subject to any actual, pending, or threatened civil, criminal, or administrative actions, suits, demands, claims, hearings, notices of violation, investigations, proceedings, demand letters, settlements, or enforcement actions, or made any voluntary disclosures to any Relevant Authority, involving Fleetmatics or any Fleetmatics Subsidiary in any way relating to applicable Bribery Legislation, including the FCPA and, since July 1, 2011 only, the Bribery Act.

(iii)	Fleetmatics and every Fleetmatics Subsidiary have made and kept books and records, accounts and other records, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of Fleetmatics and every Fleetmatics Subsidiary as required by the FCPA in all material respects.

(iv)	Fleetmatics and every Fleetmatics Subsidiary has instituted policies and procedures designed to ensure compliance with the FCPA and other applicable Bribery Legislation and maintain such policies and procedures in force.

(v)	No officer, director, or employee of Fleetmatics or any Fleetmatics Subsidiary is a Government Official.

(x)	Takeover Statutes. Other than with respect to the application of the Takeover Rules, no “fair price,” “moratorium,” “control share acquisition” or other similar anti-takeover statute or regulation or any anti-takeover provision in the Fleetmatics Memorandum and Articles of Association is, or at the Effective Time will be, applicable to Verizon, any of its Subsidiaries, the Acquisition or the Scheme.

(y)	Export Control, Import and Sanctions Laws and Regulations. Except for those matters which, individually or in the aggregate, have not had and would not reasonably be expected to result in material liability to Fleetmatics or any of its Subsidiaries, neither Fleetmatics nor any Fleetmatics Subsidiary, nor any director, manager or employee of Fleetmatics or any Fleetmatics Subsidiary has in the last five years, in connection with the business of Fleetmatics or any Fleetmatics Subsidiary, itself taken any action in violation of applicable export control, import and sanctions Laws or regulations, including but not limited to the U.S. Export Administration Regulations administered by the U.S. Department of Commerce Bureau of Industry and Security and the economic sanctions provisions administered by the U.S. Department of the Treasury Office of Foreign Assets Control.

(z)	No Other Representations. Except for the representations and warranties contained in Clause 6.2 or in any certificates delivered by Verizon in connection with the Completion pursuant to Condition 5, Fleetmatics acknowledges that neither Verizon nor Bidco nor any Representative of Verizon or Bidco makes any other express or implied representation or warranty with respect to Verizon, Bidco or any of their respective Subsidiaries or with respect to any other information provided or made available to Fleetmatics in connection with the transactions contemplated by this Agreement.

6.2	Verizon and Bidco Representations and Warranties

Except as disclosed in the applicable section of the disclosure schedule delivered by Verizon to Fleetmatics immediately prior to the execution of this Agreement (the “Verizon Disclosure Schedule”) (it being agreed that disclosure of any item in any section of the Verizon Disclosure Schedule shall be deemed disclosure with respect to any other subclause of this Clause 6.2 to which the relevance of such item is reasonably apparent on its face without any independent knowledge of the reader), Verizon and Bidco jointly and severally represent and warrant to Fleetmatics as follows:

(a)	Qualification, Organisation, Subsidiaries, etc. Each of Verizon and Bidco is a legal entity duly organised, validly existing and, where relevant, in good standing under the Laws of the State of Delaware and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or, where relevant, in good standing, or to have such power or authority, has not had and would not reasonably be expected to, individually or in the aggregate, prevent or materially impair the ability of Verizon to consummate the Acquisition and the other transactions contemplated by this Agreement.

(b)	Corporate Authority Relative to this Agreement; No Violation.

(i)

Each of Verizon and Bidco has all requisite corporate power and authority to enter into this Agreement and, with respect to Verizon the Expenses Reimbursement Agreement and to consummate the transactions contemplated hereby and thereby, including the Acquisition. The execution and delivery of this Agreement and the Expenses Reimbursement Agreement and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorised by all necessary corporate action on the part of Verizon and (in the case of this Agreement) Bidco, and no other corporate action or proceedings on the part of Verizon or Bidco, or other vote of Verizon or Bidco stockholders, is necessary to authorize the execution and delivery by Verizon or Bidco of this Agreement and the consummation of the transactions contemplated hereby and thereby, including the Acquisition, other than the filing of the required documents in connection with the Scheme with, and the receipt of the required approval of the Scheme by, the High Court. This Agreement has been duly and validly executed and delivered by Verizon and Bidco and, assuming this Agreement constitutes the valid and binding agreement of Fleetmatics, constitutes the valid and binding agreement of Verizon and Bidco, enforceable against Verizon and Bidco in accordance with its terms, except that (A) such enforcement may be subject to applicable bankruptcy, insolvency, examinership, reorganisation, moratorium or other similar Laws, now or hereafter in effect, relating to creditors’ rights generally and (B) equitable remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defences and to the discretion of the court before which any proceeding therefor may be brought.

(ii)	Other than in connection with or in compliance with (A) the provisions of the Act, (B) the Takeover Panel Act and the Takeover Rules, (C) the Securities Act, (D) the Exchange Act, (E) the HSR Act, (F) any applicable requirements of other Antitrust Laws set forth on Clause 6.2(b)(ii) of the Verizon Disclosure Schedule, (H) any applicable requirements of the NYSE and (I) the other Clearances set forth on Clause 6.2(b)(ii) of the Verizon Disclosure Schedule, no authorisation, consent or approval of, or filing with, any Relevant Authority is necessary, under applicable Law, for the consummation by Verizon and Bidco of the transactions contemplated by this Agreement, except for such authorisations, consents, approvals or filings (I) that, if not obtained or made, would not reasonably be expected to, individually or in the aggregate, prevent or materially impair the ability of Verizon to consummate the Acquisition and the other transactions contemplated by this Agreement or (II) as may arise as a result of facts or circumstances relating to Fleetmatics or its Affiliates or Laws or contracts binding on Fleetmatics or its Affiliates.

(iii)	The execution and delivery by Verizon and Bidco of this Agreement and (in the case of Verizon) the Expenses Reimbursement Agreement do not, and, except as described in Clause 6.2(b)(ii), the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not (A) result in any violation or breach of, or default or change of control (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, modification, cancellation or acceleration of any material obligation or to the loss of a material benefit under any loan, guarantee of indebtedness or credit agreement, note, bond, mortgage, indenture, lease, agreement, contract, instrument, permit, concession, franchise, right or license binding upon Verizon or Bidco or result in the creation of any Liens or any other material obligations, losses or grants of rights upon any of the properties, rights or assets of Verizon or Bidco, other than Verizon Permitted Liens, or of Fleetmatics or any of Fleetmatics’ Subsidiaries, (B) conflict with or result in any violation of any provision of the Organisational Documents of Verizon or Bidco or (C) conflict with or violate any Laws applicable to Verizon or Bidco or any of its properties or assets, other than, (I) in the case of sub-clauses (A), (B) (with respect to Subsidiaries that are not Significant Subsidiaries) and (C), any such violation, conflict, default, termination, cancellation, acceleration, right, loss or Lien that would not reasonably be expected to, individually or in the aggregate, prevent or materially impair the ability of Verizon to consummate the Acquisition and the other transactions contemplated by this Agreement and (II) as may arise as a result of facts or circumstances relating to Fleetmatics or its Affiliates or Laws or contracts binding on Fleetmatics or its Affiliates.

(c)

Investigations; Litigation. As of the date hereof, (i) there is no investigation or review pending (or, to the knowledge of Verizon, threatened) by any Relevant Authority with respect to Verizon or Bidco or any of its properties, rights or assets, and (ii) there are no claims, actions, suits or proceedings pending (or, to the knowledge of Verizon, threatened) against Verizon or Bidco or any of their respective properties, rights or assets before, and there are no orders, judgments or decrees of, any Relevant Authority, which, in the case of sub-clause (i) or (ii), have had or would reasonably be expected to, individually or in the aggregate, prevent or materially impair the ability of Verizon to consummate the Acquisition and the other transactions contemplated by this Agreement.

(d)	Information Supplied. The information supplied by Verizon and Bidco in writing expressly for inclusion in the Proxy Statement and any other documents filed or furnished with or to the High Court, the SEC or pursuant to the Act and the Takeover Rules in connection with the Acquisition will not, on the date the Proxy Statement (and any amendment or supplement thereto) is first mailed to Fleetmatics Shareholders or at the time of the Fleetmatics Shareholders Meeting, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not false or misleading. The parts of the Scheme Document and any related documents for which the Verizon Directors are responsible under the Takeover Rules and any related filings for which the Verizon Directors are responsible under the Takeover Rules will comply in all material respects as to form with the requirements of the Takeover Rules and the Act. Notwithstanding the foregoing provisions of this Clause 6.2(d), no representation or warranty is made by Verizon with respect to information or statements made or incorporated by reference in the Proxy Statement which were not supplied by or on behalf of Verizon or Bidco.

(e)	No Vote of Verizon Shareholders. No vote of the stockholders of Verizon or the holders of any other securities of Verizon (equity or otherwise) is required by Law, the organizational documents of Verizon or in order for Verizon to consummate the Acquisition.

(f)	Finders or Brokers. Neither Verizon nor any of its Subsidiaries has employed any investment banker, broker or finder in connection with the transactions contemplated by this Agreement who might be entitled to any fee or any commission from Fleetmatics or any of its Subsidiaries in connection with or upon consummation of the Acquisition.

(g)	Financing. Verizon and Bidco currently have available to them, and will at the Effective Time have available to them, sufficient cash, available lines of credit or other sources of immediately available and cleared funds to cause and enable Bidco to make all required payments payable in connection with the transactions contemplated under this Agreement, including without limitation, the aggregate Cash Consideration payable in accordance with the Scheme and all other payments required to be paid in connection with the Completion Date in connection with the Acquisition as well as those payments required to be made to the holders of Fleetmatics Options and Fleetmatics Share Awards. In no event shall the receipt or availability of any funds or financing by Verizon, Bidco or any of their respective Affiliates be a condition to any of the obligations of Verizon or Bidco under this Agreement.

(h)	No Other Representations. Except for the representations and warranties contained in Clause 6.1 or in any certificates delivered by Fleetmatics in connection with the Completion pursuant to Condition 4, Verizon acknowledges that neither Fleetmatics nor any Representative of Fleetmatics makes any other express or implied representation or warranty with respect to Fleetmatics or with respect to any other information provided or made available to Verizon or Bidco in connection with the transactions contemplated hereby, including any information, documents, projections, forecasts or other material made available to Verizon, Bidco or to Verizon’s Representatives in certain “data rooms” or management presentations in expectation of the transactions contemplated by this Agreement.

7.	ADDITIONAL AGREEMENTS

7.1	Investigation

(a)	Fleetmatics shall afford Verizon and Verizon’s Representatives reasonable access during normal business hours, throughout the period from the release of the Rule 2.5 Announcement until the earlier of the Effective Time and the date, if any, on which the Agreement is terminated pursuant to Clause 9, to its and its Subsidiaries’ properties, employees, contracts, commitments, books and records, financial and operating data or any report, schedule or other document filed or received by it pursuant to the requirements of applicable Laws, in each case, for purposes of due diligence or integration planning and/or effecting the Acquisition; provided, that no investigation prior to, on or after the date of this Agreement, including by way of any access granted pursuant to this Clause 7.1(a), shall affect or be deemed to modify, diminish or obviate any of the representations, warranties or covenants made by Fleetmatics in this Agreement or the Expenses Reimbursement Agreement; and provided further that any such access shall be conducted at Verizon’s expense and under supervision of appropriate personnel of Fleetmatics. Any request for access or information pursuant to this Clause 7.1(a) shall be directed to an executive officer of Fleetmatics or other person designated by Fleetmatics. Notwithstanding the foregoing, Fleetmatics shall not be required to afford such access if it would unreasonably disrupt the operations of Fleetmatics or any of its Subsidiaries, would cause a loss of privilege to Fleetmatics or any of its Subsidiaries or would constitute a violation of any applicable Law (provided that Fleetmatics shall use its commercially reasonable efforts to cause such information to be provided in a manner that would not result in such violation or loss of privilege). If any material is withheld by Fleetmatics pursuant to the preceding sentence, Fleetmatics shall (subject to the preceding sentence) inform the Verizon as to the general nature of what is being withheld.

(b)	Verizon hereby agrees that all information provided to it or its Representatives in connection with this Agreement and the consummation of the transactions contemplated hereby shall be deemed to be Confidential Information, as such term is used in, and shall be treated in accordance with, the Confidentiality Agreement.

7.2	Consents and Regulatory Approvals

(a)	The terms of the Acquisition at the date of publication of the Scheme Document shall be set out in the Rule 2.5 Announcement and the Scheme Document, to the extent required by applicable Law.

(b)	Subject to the terms and conditions hereof, including the limitations set forth in Clause 7.2(g), the Parties each agree to use their respective reasonable best efforts to achieve satisfaction of the Conditions as promptly as reasonably practicable following the publication of the Scheme Document and in any event no later than three (3) Business Days prior to the End Date. For the avoidance of doubt, notwithstanding anything to the contrary in this Agreement, including the covenants set forth in this Clause 7.2, it is the intent of the parties hereto that the actions required to be taken by Verizon under Clause 7.2(g) shall be required to be taken solely to the extent necessary to enable the satisfaction of the Conditions and the consummation of the transactions contemplated hereby (including the Acquisition) to occur no later than the third Business Day prior to the End Date and not to the extent necessary to permit the satisfaction of the Conditions and/or the consummation of the transactions contemplated hereby (including the Acquisition) to occur as reasonably practicable following the publication of the Scheme Document.

(c)	Subject to the terms and conditions hereof, including Clause 7.2(g), Fleetmatics, Bidco and Verizon shall each use their respective reasonable best efforts to:

(i)	take, or cause to be taken, all actions, and do, or cause to be done, and to assist and cooperate with the other Party in doing, all things necessary, proper or advisable to consummate and make effective the transactions contemplated hereby (including the Acquisition) as promptly as practicable and in any event no later than three (3) Business Days prior to the End Date;

(ii)	as promptly as reasonably practicable, make all filings, and thereafter make any other required or appropriate submissions with any Relevant Authority, that are required or reasonably necessary to consummate the transactions contemplated by this Agreement (including the Acquisition), including (A) under the HSR Act no later than 15 Business Days after the date hereof (or later if mutually agreed in writing by the Parties), (B) under any other Antitrust Laws or foreign investment Laws listed on Schedule 7.2(c)(ii), (C) under the Takeover Rules and the Act or (D) as required by the High Court;

(iii)	keep the other Parties reasonably informed of all material written or oral communications to or from third parties (other than any Relevant Authority) with respect to the Clearances; and

(iv)	as promptly as reasonably practicable, take reasonable actions to obtain from, make with or provide to any third party (including any Relevant Authority) any Clearances (other than Clearances under any Antitrust Laws, which shall be governed by Clause 7.2(d)) required to be obtained, made or provided by Fleetmatics, Bidco or Verizon or any of their respective Subsidiaries in connection with the consummation of the transactions contemplated hereby (including the Acquisition); provided, however, that notwithstanding anything in this Agreement to the contrary, in no event shall Fleetmatics or any of its Subsidiaries be permitted to pay nor shall Bidco or Verizon or any of their respective Subsidiaries be required to pay or permit Fleetmatics to pay any material fee, penalty or other consideration to any third party for any Clearance required in connection with the consummation of the transactions contemplated by this Agreement (including the Acquisition) under any contract or agreement, other than customary filing or application fees in connection with required regulatory approvals.

(d)	Subject to the terms and conditions hereof, including Clause 7.2(g), each Party agrees, and shall cause each of their respective Subsidiaries, to cooperate and to use its reasonable best efforts to obtain any Clearances required in connection with the consummation of the transactions contemplated hereby (including the Acquisition) under the HSR Act and any other federal, state or foreign Law designed to prohibit, restrict or regulate actions for the purpose or effect of monopolisation, competition, antitrust or restraint of trade (collectively, “Antitrust Laws”). Each Party shall provide as promptly as practicable such information and documentary material as may be requested by a Relevant Authority following any such filing or notification. Notwithstanding anything to the contrary contained in this Agreement, the Parties agree that Verizon shall, on behalf of the Parties, control and lead all communications and strategy (both substantive and procedural, including relating to timing and any voluntary extensions thereof) relating to the Antitrust Laws (provided that Fleetmatics is not constrained from complying with applicable Law), provided, further, that the Parties shall consult and cooperate with one another, and consider in good faith the views of one another, regarding the form and content of any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of either Party in connection with proceedings under or relating to any Antitrust Law prior to their submission.

(e)

Subject to the provisos in Clause 7.2(d) and to the fullest extent permissible under applicable Law, Verizon and Fleetmatics shall (i) promptly advise each other of (and Verizon or Fleetmatics shall so advise with respect to material communications received by any Subsidiary of Verizon or Fleetmatics, as the case may be) any material written or oral communication from any Relevant Authority in connection with the consummation of the transactions contemplated by this Agreement (including the Acquisition); (ii) not participate in any meeting or material discussion with any Relevant Authority in respect of any filing, investigation, or enquiry concerning this Agreement or the transactions contemplated by this Agreement unless it consults with the other Party in advance, and, unless prohibited by such Relevant Authority, gives the other Party the opportunity to attend; and (iii) promptly furnish the other Party with copies of all material correspondence, filings, and written communications between them and their Subsidiaries and Representatives, on the one hand, and any Relevant Authority or its respective staff, on the other hand, with respect to this Agreement and the transactions contemplated by this Agreement, except that materials may be redacted (x) to remove references concerning the valuation of the businesses of Fleetmatics or its respective Affiliates, (y) as necessary to address reasonable privilege concerns (provided that the redacting Party shall use its commercially reasonable efforts to cause such information to be provided in a manner that would not result in such privilege concerns) and (z) to prevent the exchange of confidential information as required by applicable Law. With respect to any notice, documentation or other communication required to be given by either Party to the other Party pursuant to this Clause 7.2(e), such first Party may give such notice, documentation or other communication to such second Party’s outside counsel, instead of directly to such second Party, if such first Party reasonably believes that doing so is required by, or advisable pursuant to, applicable Law. The Parties may, as they deem advisable and necessary, designate any competitively sensitive materials provided to the other under this Clause 7.2(e) as “outside counsel only.” Such materials and the information contained therein shall be given only to outside counsel of the recipient and shall not be disclosed by such outside counsel to employees, officers, or directors of the recipient without the advance written consent of the Party providing such materials.

(f)	In the event that the latest date on which the High Court and/or the Panel would permit Completion to occur is prior to the End Date, the Parties shall use their respective reasonable best efforts to obtain consent of the High Court and/or the Panel, as applicable, to an extension of such latest date to a date that is not later than three (3) Business Days prior to the End Date (or the date that is three (3) Business Days prior to the latest practicable date to which the High Court and/or the Panel will agree, but not beyond the date that is three (3) Business Days prior to the End Date). If Rule 12(b)(i) of the Takeover Rules may reasonably be expected to cause the Scheme to lapse, the Parties shall use their respective reasonable best efforts to obtain consent of the Panel to avoid lapsing of the Scheme pursuant to Rule 12(b)(i) of the Takeover Rules. If (i) the High Court and/or the Panel require the lapsing of the Scheme prior to the End Date, (ii) the Scheme lapses pursuant to Rule 12(b)(i) of the Takeover Rules, (iii) Condition 1 fails to be satisfied or (iv) the Scheme lapses pursuant to paragraph 7 of Annex I to the Rule 2.5 Announcement as a result of the Scheme failing to have become effective on or prior to the End Date, the Parties shall (unless and until this Agreement is terminated pursuant to Clause 9) take all actions required in order to re-initiate the Scheme process as promptly as reasonably practicable (it being understood that no such lapsing described in sub-clause (i), (ii), (iii) or (iv) shall, in and of itself, result in a termination of, or otherwise affect any rights or obligations of any Party under, this Agreement).

(g)	Notwithstanding anything in this Agreement to the contrary, Verizon and Fleetmatics agree that:

(i)

neither Verizon nor any of its Subsidiaries shall be required (and, without the prior written consent of Verizon, Fleetmatics shall not and shall not permit any of its Subsidiaries) to enter into any settlement, undertaking, commitment, consent decree, stipulation or agreement (or agreement to enter into any of the foregoing) with any Relevant Entity or third party, including (A) any license, sale or other disposition or holding separate (through establishment of a trust or otherwise) of its or its Affiliates’ respective capital stock, other securities or ownership interests, operations, businesses, assets, properties or rights (a “Divestiture”) or (B) the imposition of any limitation on its or its Affiliates’ respective abilities and rights to (1) conduct operations or businesses, (2) economically or beneficially own or acquire any capital stock, other securities or ownership interests, assets or properties or (3) exercise any rights (a “Restraint”), except that, solely to the extent necessary to enable the consummation of the transactions contemplated hereby (including the Acquisition) to occur no later than the third Business Day prior to the End Date, Verizon shall use its reasonable best efforts to satisfy Conditions 3(a) and/or 3(b) and/or to avoid the entry of, or to effect the dissolution of, any Antitrust Order by agreeing to Divestitures and Restraints (A) the effectiveness or consummation of which is conditioned on the consummation of the transactions contemplated by this Agreement (including the Acquisition), (B) that, individually or in the aggregate, do not and would not reasonably be expected to be materially adverse to (1) Verizon and its Subsidiaries, taken as a whole, or (2) Fleetmatics and its Subsidiaries, taken as a whole, either before or immediately after giving effect to the transactions contemplated by this Agreement (including the Acquisition), in each case measured on a scale relative to Fleetmatics and its Subsidiaries, taken as a whole, regardless of whether any such action, condition, restriction or mitigation is in respect of Verizon, Fleetmatics or their respective Subsidiaries, and (C) that do not require Verizon to convey any value to any third party other than the sales, licenses or divestitures of the assets being divested as part of the Divestiture and reasonable and customary transition support or similar agreements of limited duration relating to such sales, licenses or divestitures (provided that any such transition support or similar agreement shall only be required to be agreed to by Verizon to the extent it reflects arm’s-length and fair market value terms as determined by Verizon in good faith);

(ii)	nothing in this Agreement shall require Verizon or permit Fleetmatics (without the prior written consent of Verizon) to litigate with any Relevant Authority in connection with any Clearance under any Antitrust Law;

(iii)	in no event shall Fleetmatics or any of its Subsidiaries be permitted to pay nor shall Verizon, Bidco or any of their respective Subsidiaries be required to pay or permit Fleetmatics to pay any material fee, penalty or other consideration in connection with obtaining any Clearance under any applicable Antitrust Law, other than customary filing or application fees in connection with any such Clearance; and

(iv)	all references to the “End Date” in this Clause 7.2 shall refer to August 1, 2017.

7.3	Directors’ and Officers’ Indemnification and Insurance

(a)	Verizon agrees that all rights to indemnification, advancement of expenses or exculpation (including all limitations on personal liability) existing as of the date of this Agreement in favour of each present and former director, officer or employee of Fleetmatics or any of its Subsidiaries provided for in their respective Organisational Documents or in any agreement to which Fleetmatics or any of its Subsidiaries is a party in respect of actions or omissions occurring at or prior to the Effective Time (including actions or omissions occurring at or prior to the Effective Time arising out of the transactions contemplated by this Agreement) shall survive the consummation of the Scheme and shall continue in full force and effect in accordance with their terms. For a period of six (6) years after the Effective Time, Verizon shall maintain in effect the provisions for indemnification, advancement of expenses or exculpation in the Organisational Documents of Fleetmatics and its Subsidiaries or in any agreement to which Fleetmatics or any of its Subsidiaries is a party and shall not amend, repeal or otherwise modify such provisions in any manner that would adversely affect the rights thereunder of any individuals who at any time prior to the Effective Time were directors, officers or employees of Fleetmatics or any of its Subsidiaries in respect of actions or omissions occurring at or prior to the Effective Time (including actions or omissions occurring at or prior to the Effective Time arising out of the transactions contemplated by this Agreement); provided, however, that in the event any claim, action, suit proceeding or investigation is pending, asserted or made either prior to the Effective Time or within such six year period, all rights to indemnification, advancement of expenses or exculpation required to be continued pursuant to this Clause 7.3(a) in respect thereof shall continue until disposition thereof.

(b)

At and after the Effective Time, Fleetmatics shall (and Verizon shall cause Fleetmatics to), to the fullest extent permitted under applicable Law, indemnify and hold harmless each present and former director, officer or employee of Fleetmatics or any of its Subsidiaries and each person who served as a director, officer, member, trustee or fiduciary of another company, joint venture, trust or other enterprise if such service was at the request or for the benefit of Fleetmatics or any of its Subsidiaries (each, together with his or her respective heirs and representatives, a “Fleetmatics Indemnified Party” and, collectively, the “Fleetmatics Indemnified Parties”) against all costs and expenses

(including advancing attorneys’ fees and expenses in advance of the final disposition of any actual or threatened claim, suit, proceeding or investigation to each Fleetmatics Indemnified Party to the fullest extent permitted by Law), judgments, fines, losses, claims, damages, liabilities and settlement amounts paid in connection with any actual or threatened claim, action, suit, proceeding or investigation (whether arising before, at or after the Effective Time), whether civil, criminal, administrative or investigative, arising out of or pertaining to any action or omission in such person’s capacity as a director, officer or employee of Fleetmatics or any of its Subsidiaries or as a director, officer, member, trustee or fiduciary of another company, joint venture, trust or other enterprise if such service was at the request or for the benefit of Fleetmatics or any of its Subsidiaries, in each case occurring or alleged to have occurred at or before the Effective Time (including actions or omissions occurring at or prior to the Effective Time arising out of the transactions contemplated by this Agreement).

(c)	For a period of six years from the Effective Time, Verizon shall cause to be maintained in effect the coverage provided by the policies of directors’ and officers’ liability insurance and fiduciary liability insurance in effect as of immediately prior to the Effective Time maintained by Fleetmatics and its Subsidiaries with respect to matters arising on or before the Effective Time (provided that Verizon may substitute therefor (i) policies with a carrier with comparable credit ratings to the existing carrier of at least the same coverage and amounts containing terms and conditions that are no less favourable to the insured as those provided by the policies of directors’ and officers’ liability insurance and fiduciary liability insurance in effect as of the date of this Agreement (the “Existing Policies”) or (ii) a six (6) year prepaid “tail policy” that covers those persons who are currently covered by the Existing Policies for actions and omissions occurring at or prior to the Effective Time and containing terms and conditions that are no less favourable to the insured than those of the Existing Policies); provided, however, that Verizon shall not be required to pay aggregate premiums in excess of 250% of the last annual premium paid by Fleetmatics under the Existing Policies in respect of the coverages required to be obtained pursuant hereto, but in such case shall purchase as much coverage as reasonably practicable for such amount. Notwithstanding the foregoing and in satisfaction of Verizon’s obligations under the immediately preceding sentence, prior to the Effective Time, Fleetmatics may purchase a six (6) year prepaid “tail policy” under the Existing Policies; provided, however, that Fleetmatics shall not be permitted to pay an amount in excess of $950,000, subject to the adjustment set forth in Clause 7.3(c) of the Fleetmatics Disclosure Schedule, for such “tail policy,” but in such case may purchase as much coverage as reasonably practicable for such amount. If any such prepaid tail policy has been obtained prior to the Effective Time, Verizon shall cause to be maintained such policy in full force and effect for its full term, and continue to honor the obligations thereunder.

(d)	The rights of each Indemnified Party under this Clause 7.3 shall be in addition to, and not in limitation of, any other rights such Indemnified Party may have under the Organisational Documents of Fleetmatics or any of its Subsidiaries, any insurance policy, the Act (or any other applicable Law) or otherwise. The provisions of this Clause 7.3 shall survive the consummation of the Acquisition and shall not be terminated or modified in such a manner as to adversely affect any Indemnified Party without the written consent of such affected Indemnified Party (it being expressly agreed that the Indemnified Parties shall be third, party beneficiaries of this Clause 7.3 and shall be entitled to enforce the covenants contained in this Clause 7.3).

7.4	Employment and Benefit Matters

(a)

For a period of one year following the Effective Time, Verizon shall provide, or shall cause to be provided, (i) a base salary or wage rate, as applicable, that is no less favourable to such Fleetmatics Employee than the base salary or wage rate provided to such Fleetmatics Employee as of immediately prior to the Effective Time and (ii) benefits (excluding, for the avoidance of doubt, equity and equity-based compensation) that are substantially comparable, in the aggregate, either (A) to those generally made available to similarly situated Verizon employees under Verizon’s compensation and benefit plans and programs, (B) to those provided to such Fleetmatics Employees as a group immediately prior to the Effective Time or (C) any combination of (A) and (B) as determined by Verizon. For the 2016 fiscal year of Fleetmatics, Verizon shall continue, or cause to be continued, the same cash bonus opportunity (performance metrics and target bonus as a percentage of base compensation) as was provided to the applicable Fleetmatics Employees immediately prior to the Effective Date.

(b)	Verizon shall provide that, for purposes of vesting and eligibility to participate and, solely in respect of any severance or vacation plan, level of benefits under the employee benefit plans of Verizon providing benefits to any Fleetmatics Employees after the Effective Time (the “New Plans”), each Fleetmatics Employee shall be credited with his or her years of service with the Fleetmatics Group and its predecessors before the Effective Time, to the same extent as such Fleetmatics Employee was entitled, before the Effective Time, to credit for such service under any similar Fleetmatics Benefit Plan in which such Fleetmatics Employee participated or was eligible to participate immediately prior to the Effective Time, provided that the foregoing shall (i) not apply with respect to any benefit accrual under any defined benefit pension plan or retiree welfare benefit plan, (ii) not apply to the extent that would result in a duplication of benefits with respect to the same period of service, (iii) not apply for purposes of any plan, program or arrangement (x) under which similarly situated employees of Verizon and its Subsidiaries do not receive credit for prior service or (y) that is grandfathered or frozen, either with respect to level of benefits or participation, (iv) apply only with respect to the initial welfare benefit plan of Bidco that a Fleetmatics Employee is eligible to participate in immediately following the Effective Time. In addition, and without limiting the generality of the foregoing, (A) each Fleetmatics Employee shall be immediately eligible to participate, without any waiting time, in any and all New Plans to the extent coverage under such New Plan is replacing comparable coverage under a Fleetmatics Benefit Plan in which such Fleetmatics Employee participated immediately before the Effective Time (such plans, collectively, the “Old Plans”), and (B) for purposes of each New Plan providing medical, dental, pharmaceutical and/or vision benefits (but not including any disability benefits) to any Fleetmatics Employee, Verizon shall use its commercially reasonable efforts to cause (1) all pre-existing condition exclusions and actively-at-work requirements of such New Plan to be waived for such employee and his or her covered dependents, unless and to the extent the individual, immediately prior to entry in the New Plans, was subject to such conditions under the comparable Old Plans, and (2) any eligible expenses incurred by such employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date such employee’s participation in the corresponding New Plan begins to be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.

(c)	Verizon and Fleetmatics shall cooperate in respect of consultation obligations and similar notice and bargaining obligations owed to any employees or consultants of Fleetmatics or any Subsidiary of Fleetmatics in accordance with all applicable Laws and works council or other bargaining agreements, if any.

(d)	Fleetmatics will provide Verizon with a copy of any written communications intended for broad-based and general distribution to current or former employees of Fleetmatics or any of its Subsidiaries that relate to Verizon or this Agreement and the transactions contemplated hereby, and will provide Verizon with a reasonable opportunity to review and comment on such communications prior to distribution.

(e)

Nothing in this Agreement shall confer upon any Fleetmatics Employee any right to continue in the employ or service of Verizon or any Affiliate of Verizon, or shall interfere with or restrict in any way the rights of Verizon or any affiliate of Verizon, which rights are hereby expressly reserved, to discharge or terminate the services of any Fleetmatics Employee at any time for any reason whatsoever, with or without cause. Notwithstanding any provision in this Agreement to the contrary, nothing in this Clause 7.4 shall (x) be deemed or construed to be an amendment or other modification of any Fleetmatics Benefit Plan or employee benefit plan of Verizon or any Affiliate of Verizon, or (y) create any third party rights in any current or former service provider or employee of Verizon, Fleetmatics or any of their respective Affiliates (or any beneficiaries or dependents thereof).

(f)	From and after the Effective Time, Verizon shall cause Fleetmatics and its Subsidiaries to honour, in accordance with its terms, each compensation, employment, severance, change-of-control and similar agreement to which Fleetmatics or a Subsidiary of Fleetmatics is a party and that is set forth in Clause 7.4(f) of the Fleetmatics Disclosure Schedule; provided that such obligation is subject to any right of Verizon to amend or terminate any such agreement in accordance with its terms.

7.5	Tax Matters

Verizon may, in its sole discretion, cause a timely and irrevocable election under Section 338(g) of the Code (and any corresponding provisions of state or local Tax law) to be made with respect to Fleetmatics and any or all of its Subsidiaries which, in each case, is not a U.S. corporation.

7.6	Rule 16b-3 Actions

Prior to the Effective Time, Fleetmatics and Verizon shall take all such steps as may be required to cause (a) any disposition of Fleetmatics Ordinary Shares (including derivative securities with respect to Fleetmatics Ordinary Shares) resulting from the Acquisition and the other transactions contemplated by this Agreement by each individual who will be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Fleetmatics immediately prior to the Effective Time to be exempt under Rule 16b-3 promulgated under the Exchange Act and (b) any acquisitions of Verizon Shares (including derivative securities with respect to Verizon Shares) resulting from the Acquisition and the other transactions contemplated by this Agreement, by each individual who may become or is reasonably expected to become subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Verizon to be exempt under Rule 16b-3 promulgated under the Exchange Act.

7.7	Transaction Litigation

Prior to the earlier of the Effective Time or the termination of this Agreement, Fleetmatics shall control the defense of any litigation brought by shareholders of Fleetmatics against Fleetmatics and/or its directors relating to the transactions contemplated by this Agreement, including the Acquisition; provided, however, that subject to any fiduciary duties of the board of directors of Fleetmatics or any of its Subsidiaries, Fleetmatics shall consult and cooperate with Verizon in Fleetmatics’ defense or settlement of any such litigation, and Fleetmatics agrees that it will not settle or compromise any such litigation or propose any such settlement or compromise (other than any settlement solely for monetary damages paid entirely from proceeds of insurance, except for any applicable deductible) without the written consent of Verizon.

7.8	Acquisition Implementation

Verizon and Fleetmatics shall procure the consummation of the steps set out on Schedule 7.8A in accordance therewith; provided, however, that if either (i) Fleetmatics is unable to procure the auditor’s certificate as described in Step 2.5 of Schedule 7.8A in a timely manner (as determined by Verizon in its sole reasonable discretion), or (ii) Fleetmatics or one of its Subsidiaries is unable to provide the indemnity to the directors of IrishCo described below, then Verizon and Fleetmatics shall in lieu thereof procure the consummation of the steps set out on Schedule 7.8B; provided further that Verizon shall have the right to modify the steps set forth in such schedules so long as such modifications (i) would not violate applicable Law, (ii) do not require Fleetmatics to execute any agreements to implement the modified steps unless the effectiveness of the actions to be taken under any such agreements is conditioned on Completion, (iii) do not adversely affect the right of the Fleetmatics Shareholders to receive the Cash Consideration in accordance with the terms and conditions of this Agreement, and (iv) will not otherwise prevent or materially impair or delay the ability of Verizon to consummate the transactions contemplated by this Agreement (including the Acquisition). In recognition of the fact that the directors of IrishCo will incur personal liability for the issuance of the declaration of solvency in respect of IrishCo as described in Step 2.4 of Schedule 7.8A, (x) Verizon hereby covenants that, from and after Completion, it will cause Fleetmatics and its Subsidiaries to refrain from undertaking any actions to render IrishCo insolvent within the twelve-month period immediately following the issuance of such declaration of solvency, and (y) notwithstanding anything to the contrary contained in this Agreement, Fleetmatics and/or one or more of its Subsidiaries shall be permitted to provide such directors with an indemnity for liabilities arising from the issuance of the declaration of solvency, which indemnity shall be subject to standard and customary terms and conditions, including exclusions for fraudulent conduct and actions taken in bad faith. Except as expressly contemplated or permitted elsewhere in this Agreement, or as set forth in Clause 5.1 of the Fleetmatics Disclosure Schedule, or with the prior written consent of Verizon (which consent shall not be unreasonably withheld, delayed or condition) Fleetmatics covenants that it will use reasonable best efforts to ensure that the Fleetmatics Deficit will not exceed $15 million immediately prior to the Effective Time, and in the event that Fleetmatics is unable to ensure (or in Verizon’s reasonable opinion Fleetmatics is reasonably likely to be unable to ensure) that the Fleetmatics Deficit is at or below $15 million, Fleetmatics will, prior to the Effective Date, cooperate in good faith with Verizon to enable Verizon to take all steps as are reasonably necessary in order to eliminate the Fleetmatics Deficit by means of a reduction of share capital of Fleetmatics immediately after the Effective Time and before the date on which the Cash Consideration must be paid to the Paying Agent in accordance with the terms of Section 8.1. Such cooperation shall include, without limitation, (a) the provision of sufficient information to reasonably enable the directors of Fleetmatics after the Effective Time to swear a statutory declaration of solvency to reduce the issued share capital of Fleetmatics by such amount as is necessary to eliminate the Fleetmatics Deficit, (b) such reasonable assistance to enable the provision of an auditor’s certificate required for such reduction of capital, and (c) such waivers as may be required to be provided to the Irish Companies Registration Office to enable the conversion of Fleetmatics from a public to a private company within an expedited period following the Effective Time, insofar as is reasonably possible. For the avoidance of doubt, in connection with the above, and notwithstanding which of the plans contained in Schedule 7.8A or Schedule 7.8B is used to consummate the Transaction, Fleetmatics shall procure the filing with the Irish Companies Registration Office of audited financials in respect of the financial year ended 31 December 2015 for IrishCo as required under the Act in a timely manner.

7.9	Fleetmatics Indebtedness

Prior to the Completion Date, Fleetmatics shall obtain and deliver the Payoff Letter to Verizon. Fleetmatics shall deliver (A) a draft of the Payoff Letter to Verizon at least three (3) Business Days prior to the anticipated Completion Date (which draft, for the avoidance of doubt, may not include the specific amounts to be paid on the Completion Date under the Credit Agreement) and (B) an executed copy of the Payoff Letter in substantially similar form prior to the anticipated Completion Date (which executed copy, for the avoidance of doubt, shall include the specific amounts to be paid on the Completion Date under the Credit Agreement). To the extent the Payoff Letter does not include UCC-3 termination statements, Fleetmatics shall use its reasonable best efforts to assist in the preparation of such termination statements so they can be filed by Fleetmatics on the Completion Date.

8.	COMPLETION OF ACQUISITION

8.1	Completion

(a)	Completion Date:

(i)

Completion shall take place at 9:00 a.m., New York City time, on a date to be selected by Verizon following, but not later than the third Business Day (or such shorter period of time as remains before 5:00 p.m., New York City time, on the End Date) after, the satisfaction or, in the sole discretion of the applicable Party, waiver (where applicable) of all of the Conditions (“Completion Date”) with the exception of Condition 2(d) (delivery and registration of the

Court Order and a copy of the minute required by Section 86 of the Act) (but subject to the satisfaction of such Condition) or at such other date and time as may be mutually agreed to by the Parties in writing.

(ii)	Completion shall take place at the offices of Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, New York, New York 10006 or at such other place as may be mutually agreed to by the Parties in writing.

(b)	On or prior to Completion:

Fleetmatics shall procure that a meeting of the Fleetmatics Board (or a duly authorised committee thereof) is held at which resolutions are passed (conditional on registration of the Court Order with the Registrar of Companies occurring and effective as of the Effective Time) approving:

(i)	the allotment and issue to Bidco (and/or its respective nominees) in accordance with the Scheme of the number of new shares in the capital of Fleetmatics provided for in the Scheme;

(ii)	the resignations of the directors of Fleetmatics as Verizon shall determine; and

(iii)	the appointment of such persons as Bidco may nominate as the directors of Fleetmatics.

(c)	On Completion:

(i)	In respect of each Fleetmatics Share subject to the Scheme, Bidco shall cause to be paid the Cash Consideration to the applicable Fleetmatics Shareholder (and/or their nominees) in accordance with the terms and conditions of the Scheme and as contemplated in Clause 8.1(d) below.

(ii)	Fleetmatics shall deliver to Verizon:

(A)	a certified copy of the resolutions referred to in Clause 8.1(b)(i);

(B)	letters of resignation from the directors that are removed from Fleetmatics in accordance with Clause 8.1(b)(ii) (each such letter containing an acknowledgement that such resignation is without any claim or right of action of any nature whatsoever outstanding against Fleetmatics or the Fleetmatics Group or any of their officers or employees, in each case for breach of contract to hold office as a director, compensation for loss of such office, redundancy or unfair dismissal or on any other grounds in respect of the resignation; for the avoidance of doubt, any claims or rights of action relating to any of the matters set forth in Clause 7.3, including without limitation rights to indemnification, advancement of expenses and exculpation, are expressly excluded from such acknowledgement);

(C)	share certificates in respect of the aggregate number of shares in the capital of Fleetmatics to be issued to Bidco (and/or its nominees) in accordance with the Scheme; and

(D)	executed certificates pursuant to Treasury Regulations Section 1.1445-2(c) certifying with respect to its U.S. Subsidiaries that none of its U.S. Subsidiaries is or has ever been a U.S. real property holding corporation within the meaning of Section 897(c)(2) of the Code.

(iii)	Fleetmatics shall cause an office copy of the Court Order and a copy of the minute required by Section 86 of the Act to be filed with the Companies Registration Office and obtain from the Registrar of Companies a Certificate of Registration in relation to the reduction of share capital necessary to effect the Scheme.

(d)	Payment of Cash Consideration

(i)	Paying Agent. No later than the second Business Day after the Completion Date, Bidco shall deposit, or cause to be deposited, with the Paying Agent, for the benefit of the Fleetmatics

Shareholders, cash in an amount equal to the aggregate amount of Cash Consideration. All cash deposited with the Paying Agent pursuant to the preceding sentence shall hereinafter be referred to as the “Fleetmatics Paying Agent Fund”. The Paying Agent shall invest any cash included in the Fleetmatics Paying Agent Fund as directed by Verizon; provided that (i) no such investment shall relieve Verizon or the Paying Agent from making the payments required by this Clause 8.1, and following any losses Verizon shall promptly provide additional funds to the Paying Agent for the benefit of the holders of Fleetmatics Ordinary Shares in the amount of such losses, (ii) no such investment shall have maturities that could prevent or delay payments to be made pursuant to this Agreement, and (iii) such investments shall be in short-term obligations of the United States of America with maturities of no more than thirty days or guaranteed by the United States of America and backed by the full faith and credit of the United States of America in commercial paper obligations rated A-l or P-l or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, treasury bills, institutional money market funds or in mutual funds invested primarily in obligations of the type described above. Any interest or income produced by such investments will become a part of the Fleetmatics Paying Agent Fund.

(ii)	Payment Procedures. As soon as reasonably practicable after the Effective Time, and in any event within three (3) Business Days after the Effective Time, Bidco shall cause the Paying Agent to mail to each holder of record of a certificated or book-entry Fleetmatics Ordinary Share, entitled at the Effective Time to a right to receive the Cash Consideration pursuant to Clause 8.1(c)(i), a letter of transmittal and instructions for use in receiving the Cash Consideration. Each holder of record of such Fleetmatics Ordinary Shares shall be entitled to receive, within 14 days of the Effective Time, the amount of cash payable in respect of the Cash Consideration that such holder has the right to receive pursuant to Clause 8.1(c)(i). Prior to the Completion, Bidco and Fleetmatics shall use their respective commercially reasonable efforts to establish procedures with the Paying Agent and the Depository Trust Company (“DTC”) such that, assuming the Effective Time occurs at the time of the Completion, the Paying Agent will transmit to DTC or its nominee no later than the first (1st) Business Day after the Completion Date an amount in cash in immediately available funds equal to the number of shares of Fleetmatics Ordinary Shares held of record by DTC or such nominee immediately prior to the Effective Time multiplied by the Cash Consideration (such amount, the “DTC Payment”). No interest shall be paid or shall accrue for the benefit of holders of the Fleetmatics Ordinary Shares on the Cash Consideration payable in respect of the Fleetmatics Ordinary Shares.

(iii)	Termination of Fleetmatics Paying Agent Fund. Any portion of the Fleetmatics Paying Agent Fund which has not been transferred to the holders of Fleetmatics Ordinary Shares as of the six-month anniversary of the Effective Time shall be delivered to Bidco or its designee, upon demand. Any holder of Fleetmatics Ordinary Shares who has not complied with this Clause 8.1(d) prior to the six-month anniversary of the Effective Time shall thereafter look only to Bidco for payment of such holder’s claim for the Cash Consideration (subject to abandoned property, escheat or other similar applicable Laws).

(iv)	No Liability. Neither Verizon nor Bidco nor Fleetmatics nor the Paying Agent nor any of their respective Affiliates, directors, officers, employees and agents shall be liable to any person in respect of any Cash Consideration (or dividends or distributions with respect thereto) from the Fleetmatics Paying Agent Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

(v)

Withholding. Bidco and the Paying Agent shall be entitled to deduct and withhold from any amount payable pursuant to this Agreement to any Person who was a holder of a Fleetmatics Share subject to the Scheme such amounts as Bidco or the Paying Agent may be required to deduct and withhold with respect to the making of such payment under the Code or any other provision of federal, state, local or non-U.S. Tax law. To the extent that amounts are so withheld by Bidco or the Paying Agent with respect to any Person and paid over to the appropriate Taxing Authority, Bidco shall be treated as having satisfied its obligation to deliver the Cash Consideration in full to such Person by delivering the Cash Consideration net of such withheld amounts and such Person shall not have any claim or entitlement with respect to the Cash Consideration attributable to such withheld amounts.

9.	TERMINATION

9.1	Termination

(a)	This Agreement may be terminated at any time prior to the Effective Time:

(i)	by either Fleetmatics or Verizon, if the Court Meeting or the EGM shall have been completed and the Court Meeting Resolution or the EGM Resolutions, as applicable, shall not have been approved by the requisite majorities;

(ii)	by either Fleetmatics or Verizon, if the Effective Time shall not have occurred by 5:00 p.m., New York City time, on the End Date, provided that the right to terminate this Agreement pursuant to this Clause 9.1(a)(ii) shall not be available to a Party whose breach of any provision of this Agreement shall have been the primary cause of the failure of the Effective Time to have occurred by such time;

(iii)	by either Fleetmatics or Verizon, if the High Court declines or refuses to sanction the Scheme, unless both Parties agree in writing that the decision of the High Court shall be appealed, in which case only following a final, non-appealable order;

(iv)	by either Fleetmatics or Verizon, if any Law or injunction, restraint or prohibition shall have been enacted entered permanently restraining, enjoining or otherwise prohibiting the consummation of the Acquisition and, in the case of an injunction, restraint or prohibition, such injunction, restraint or prohibition shall have become final and non-appealable; provided that the right to terminate this Agreement pursuant to this Clause 9.1(a)(iv) shall not be available to a Party whose breach of any provision of this Agreement shall have been the primary cause of such injunction;

(v)	by Fleetmatics, if any Verizon Party shall have breached or failed to perform in any material respect any of its covenants or other agreements contained in this Agreement or if any of its representations or warranties set forth in this Agreement are inaccurate, which breach, failure to perform or inaccuracy (1) would (A) result in a failure of Conditions 2 or 3 or (B) give rise to a termination right under Clause 9.1(a)(x) if it were to exist during the Pre-Sanction Period and (2) is not reasonably capable of being cured by the End Date or, if curable, Fleetmatics shall have given Verizon written notice, delivered at least 30 days prior to such termination, stating Fleetmatics’ intention to terminate this Agreement pursuant to this Clause 9.1(a)(v) and the basis for such termination and such breach, failure to perform or inaccuracy shall not have been cured within 30 days following the delivery of such written notice;

(vi)	by Verizon, if Fleetmatics shall have breached or failed to perform in any material respect any of its covenants or other agreements contained in this Agreement or if any of its representations or warranties set forth in this Agreement are inaccurate, which breach, failure to perform or inaccuracy (1) would (A) result in a failure of a Condition set forth in Conditions 2, 3 or 4 or (B) give rise to a termination right under Clause 9.1(a)(ix) if it were to exist during the Pre-Sanction Period and (2) is not reasonably capable of being cured by the End Date or, if curable, Verizon shall have given Fleetmatics written notice, delivered at least 30 days prior to such termination, stating Verizon’s intention to terminate this Agreement pursuant to this Clause 9.1(a)(vi) and the basis for such termination and such breach, failure to perform or inaccuracy shall not have been cured within 30 days following the delivery of such written notice;

(vii)	by Verizon, in the event that a Fleetmatics Change of Recommendation shall have occurred prior to the EGM;

(viii)	by Fleetmatics, pursuant to and in accordance with Clause 5.2(h)(i);

(ix)	by Verizon, if, at any time during the Pre-Sanction Period, subject to Clause 3.1(q) (which for the avoidance of doubt, governs if and when any notice of termination exercising the termination right set forth in this Clause 9.1(a)(ix) may become effective):

(A)	Any of the representations and warranties of Fleetmatics set forth in Clause 6.1 (other than the representations and warranties in Clauses 6.1(b)(i), 6.1(b)(ii), 6.1(b)(iii) (to the extent relating to shares in the capital of Fleetmatics), 6.1(v) and 6.1(j) (second sentence only), 6.1(c)(i), 6.1(x) and each of the other representations and warranties made in Clause 6.1 that are qualified by a Materiality Qualification) were not true and correct in all respects as of the date hereof or shall not be true and correct in all respects at and as of the time of the notice of termination delivered by Verizon during the Pre-Sanction Period pursuant to this Clause 9.1(a)(ix)(A), except for such failures to be true and correct as would not, individually or in the aggregate, reasonably be expected to have a Fleetmatics Material Adverse Effect;

(B)	any of the representations and warranties of Fleetmatics that are qualified by a Materiality Qualification were not true and correct (without giving effect to any Materiality Qualification set forth therein) in all respects at and as of the date hereof or shall not be true and correct (without giving effect to any Materiality Qualification set forth therein) in all respects at and as of the time of the notice of termination delivered by Verizon during the Pre-Sanction Period pursuant to this Clause 9.1(a)(ix)(B), except for such failures to be true and correct (without giving effect to any Materiality Qualification set forth therein) as would not, individually or in the aggregate, reasonably be expected to have a Fleetmatics Material Adverse Effect;

(C)	any of the representations and warranties of Fleetmatics set forth in Clauses 6.1(b)(i), 6.1(b)(ii), 6.1(b)(iii) (to the extent relating to shares in the capital of Fleetmatics), 6.1(v) or 6.1(j) (second sentence only) were not true and correct in all material respects at and as of the date hereof or shall not be true and correct in all material respects at and as of the time of the notice of termination delivered by Verizon during the Pre-Sanction Period pursuant to this Clause 9.1(a)(ix)(C);

(D)	any of the representations and warranties of Fleetmatics set forth in Clauses 6.1(c)(i) or 6.1(x) were not true and correct in all respects other than as would not materially impede or prevent the consummation of the Acquisition at and as of the date hereof or shall not be true and correct in all respects other than as would not materially impede or prevent the consummation of the Acquisition at and as of the time of the notice of termination delivered by Verizon during the Pre-Sanction Period pursuant to this Clause 9.1(a)(ix)(D); or

(E)	Fleetmatics shall have not in all material respects performed all obligations and in all material respects complied with all covenants required by the Transaction Agreement to be performed or complied with by it at or prior to the Sanction Date (except for those covenants (x) to be performed or complied with after the time of the notice of termination delivered during the Pre-Sanction Period pursuant to this Clause 9.1(a)(ix)(E) and (y) for which a reasonable basis exists to believe in good faith that such covenants will in fact be performed and complied with when so required at or prior to the Sanction Date);

provided that with respect to clauses (A), (B), (C) and (D) hereof, representations and warranties that expressly relate to a particular date or period shall be true and correct (in the manner set forth in clause (A), (B), (C) or (D), as applicable), only with respect to such date or period;

(x)	by Fleetmatics, if, at any time during the Pre-Sanction Period, the Verizon Parties shall have not in all material respects performed all obligations and in all material respects complied with all covenants required by the Transaction Agreement to be performed or complied with by them at or prior to the Sanction Date (except for those covenants (x) to be performed or complied with after the time of the notice of termination delivered during the Pre-Sanction Period pursuant to this Clause 9.1(a)(x) and (y) for which a reasonable basis exists to believe in good faith that such covenants will in fact be performed and complied with when so required at or prior to the Sanction Date); or

(xi)	by mutual written consent of Fleetmatics and Verizon.

(b)	Termination of this Agreement in accordance with Clause 9.1(a) shall not give rise to any liability of the Parties except as provided in the Expenses Reimbursement Agreement or in the last sentence of Clause 9.1(c). Clause 10 (other than Clauses 10.1 and 10.11) of this Agreement shall survive, and continue in full force and effect, notwithstanding its termination.

(c)	Upon Verizon becoming entitled to a Verizon Reimbursement Payment, neither Fleetmatics nor any of its Representatives or shareholders shall have any further liability in connection with the termination of this Agreement (for the avoidance of doubt, other than the obligation to pay Verizon Reimbursement Payments pursuant to the Expenses Reimbursement Agreement), whether under the Expenses Reimbursement Agreement or this Agreement or otherwise, to Verizon, its Representatives or its shareholders. Notwithstanding anything to the contrary provided in this Agreement, no Party shall be released from liability for Willful Breach, for fraud or as provided for in the Confidentiality Agreement.

(d)	For the avoidance of doubt, termination of this Agreement shall be without prejudice to the provisions of the Expenses Reimbursement Agreement.

10.	GENERAL

10.1	Announcements

Subject to the requirements of applicable Law, the Act, the Takeover Rules, a court order, the Securities Act, the Exchange Act, the SEC, the rules of the NYSE or any Relevant Authority (including, without limitation, the Panel), the Parties shall consult together as to the terms of, the timing of and the manner of publication of any formal public announcement which either Party may make primarily regarding the Acquisition, the Scheme or this Agreement. Verizon and Fleetmatics shall give each other a reasonable opportunity to review and comment upon any such public announcement and shall not issue any such public announcement prior to such consultation, except as may be required by applicable Law, the Act, the Takeover Rules, a court order, the Securities Act, the Exchange Act, the SEC, the rules of the NYSE or any Relevant Authority (including, without limitation, the Panel). The Parties agree that the initial press release to be issued with respect to the transactions contemplated by this Agreement shall be in the form of the Rule 2.5 Announcement. For the avoidance of doubt, the provisions of this Clause 10.1 do not apply to (a) any announcement, document or publication in connection with a Fleetmatics Alternative Proposal or Fleetmatics Superior Proposal or a change in the Scheme Recommendation or any amendment to the terms of the Scheme proposed by Verizon that would effect an increase in the Cash Consideration whether before or after a withdrawal or adverse modification of the Scheme Recommendation.

10.2	Notices

(a)	Any notice or other document to be served under this Agreement may be delivered by overnight delivery service (with proof of service) or hand delivery, or sent by electronic mail, to the Party to be served as follows:

(i)	if to Verizon, to:

Verizon Communications Inc.
One Verizon Way
Basking Ridge, New Jersey 07920
E-mail:	william.horton@verizon.com
michael.rosenblat@verizon.com
Attention:	William L. Horton, Jr., Senior Vice President, Deputy General Counsel and Corporate Secretary
Michael Rosenblat, Vice President, Associate General Counsel

with copies to:

Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, NY 10006
E-mail:	eklingsberg@cgsh.com
nmarkel@cgsh.com
Attention:	Ethan A. Klingsberg
Neil R. Markel

and

Macfarlanes LLP
20 Cursitor Street
London EC4A 1LT
E-mail:	Nicholas.Barclay@macfarlanes.com
graham.gibb@macfarlanes.com
Attention:	Graham Gibb
Nicholas Barclay
and

A & L Goodbody
1 North Wall Quay
International Financial Services Centre
Dublin 1, Ireland
E-mail:	dwidger@algoodbody.com
mward@algoodbody.com
Attention:	David Widger
Mark Ward

(ii)	if to Fleetmatics, to:

Fleetmatics Group PLC
Block C, Cookstown Court
Belgard Road
Tallaght
Dublin 24, Ireland
E-mail:	Sharon.Levine@Fleetmatics.com
Attention:	Sharon Levine

with copies to:

Goodwin Procter LLP
100 Northern Avenue
Boston, MA 02210
E-mail:	kgordon@goodwinprocter.com
jmatarese@goodwinprocter.com
jtheis@goodwinprocter.com
Attention:	Kenneth J. Gordon
James A. Matarese
Joseph C. Theis

and

Maples and Calder
75 St. Stephen’s Green
Dublin 2, Ireland
E-mail:	edward.miller@maplesandcalder.com
patrick.quinlan@maplesandcalder.com
Attention:	Edward Miller
Patrick Quinlan

or such other postal address or e-mail address as it may have notified to the other Party in writing in accordance with the provisions of this Clause 10.2.

(b)	Any notice or document shall be deemed to have been served:

(i)	if delivered by overnight delivery or by hand, at the time of delivery; or

(ii)	when received when sent by e-mail by the party to be notified; provided, however, that notice given by e-mail shall not be effective unless either (i) a duplicate copy of such e-mail is promptly given by one of the other methods described in this Clause 10.2 or (ii) the receiving party delivers a written confirmation of receipt for such notice either by e-mail or any other method described in this Clause 10.2.

10.3	Assignment

No Party shall assign all or any part of the benefit of, or rights or benefits under, this Agreement without the prior written consent of the other Parties; provided that Verizon may assign any or all of its rights and interests hereunder to one or more of its Subsidiaries, provided the prior consent in writing has been obtained from the Panel in respect of such assignment, but no such assignment shall relieve Verizon of its obligations hereunder.

10.4	Counterparts

This Agreement may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same agreement, and each Party may enter into this Agreement by executing a counterpart and delivering it to the other Party (by hand delivery, facsimile process, e-mail or otherwise).

10.5	Amendment

No amendment of this Agreement shall be binding unless the same shall be evidenced in writing duly executed by each of the Parties, except that, following approval by the Fleetmatics Shareholders, there shall be no amendment to the provisions hereof which by applicable Law would require further approval by the Fleetmatics Shareholders without such further approval nor shall there be any amendment or change not permitted under applicable Law.

10.6	Entire Agreement

This Agreement, together with the Confidentiality Agreement, the Expenses Reimbursement Agreement and any documents delivered by Verizon and Fleetmatics in connection herewith (including the Verizon Disclosure Schedule and the Fleetmatics Disclosure Schedule), constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between Verizon and Fleetmatics with respect to the subject matter hereof, it being understood that the Confidentiality Agreement shall survive the execution and delivery of this Agreement.

10.7	Inadequacy of Damages

Each Party agrees that damages would not be an adequate remedy for any breach by it of this Agreement and accordingly each Party shall be entitled, without proof of special damages, to the remedies of injunction, specific performance or other equitable relief for any threatened or actual breach of this Agreement.

10.8	Remedies and Waivers

No delay or omission by either Party to this Agreement in exercising any right, power or remedy provided by Law or under this Agreement shall:

(a)	affect that right, power or remedy; or

(b)	operate as a waiver of it.

The exercise or partial exercise of any right, power or remedy provided by Law or under this Agreement shall not preclude any other or further exercise of it or the exercise of any other right, power or remedy.

10.9	Severability

(a)	If any term, provision, covenant or condition of this Agreement or the Acquisition is held by a court of competent jurisdiction or other Relevant Authority to be invalid, void or unenforceable, the parties shall negotiate in good faith to modify this Agreement or, as appropriate, the terms and conditions of the Acquisition, so as to effect the original intent of the Parties as closely as possible in an equitable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible in accordance with applicable law. Notwithstanding the foregoing, the Parties intend that the remedies and limitations thereon contained in this Agreement (including, without limitation, Clauses 9.1(b), 9.1(c) and 9.1(d)) and the Expenses Reimbursement Agreement shall be construed as integral parts of the transactions contemplated hereby and thereby and therefore shall not be severable in any manner that increases or decreases a Party’s liability or obligations hereunder or thereunder.

(b)	If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the Law of any jurisdiction, that shall not affect or impair:

(i)	the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement; or

(ii)	the legality, validity or enforceability under the Law of any other jurisdiction of that or any other provision of this Agreement.

10.10	No Partnership and No Agency

(a)	Nothing in this Agreement and no action taken by the Parties pursuant to this Agreement shall constitute, or be deemed to constitute, a partnership, association, joint venture or other co-operative entity between any of the Parties.

(b)	Nothing in this Agreement and no action taken by the Parties pursuant to this Agreement shall constitute, or be deemed to constitute, any Party the agent of any other Party for any purpose. No Party has, pursuant to this Agreement, any authority or power to bind or to contract in the name of any other Party.

10.11	Further Assurance

Without limitation to the provisions of this Agreement, the Parties will, and will procure that each member of their respective Groups will, issue, execute or despatch such documentation in a timely fashion or take other actions as is necessary or desirable to facilitate the implementation of the Acquisition or carry out the purposes of this Agreement.

10.12	Costs and Expenses

Save for:

(a)	the Panel’s document review fees (which shall be borne and discharged by Verizon), and

(b)	the filing fees incurred in connection with notifications with any Relevant Authorities under any Antitrust Laws (which shall be borne and discharged by Verizon);

each Party shall pay its own costs and expenses of and incidental to this Agreement, the Acquisition and all other transactions contemplated hereby, except as otherwise provided in this Agreement.

10.13	Governing Law and Jurisdiction

(a)	This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without regard to the conflicts of law rules that would result in the application of the Laws of any other jurisdiction; provided, however, that the Acquisition and the Scheme and matters related thereto (including matters related to the Takeover Rules) and matters relating to the fiduciary duties of the Fleetmatics Board shall be governed by, and construed in accordance with, the Laws of Ireland.

(b)	Each of Fleetmatics, Verizon and Bidco irrevocably agrees that the Chancery Court of the State of Delaware and any state appellate court therefrom, or, if the Chancery Court of the State of Delaware does not have proper jurisdiction, the Federal District Court for the District of Delaware located in Wilmington, Delaware, and any federal appellate courts therefrom, shall have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement, and, for such purposes, irrevocably submits to the exclusive jurisdiction of such courts. Any proceeding, suit or action arising out of or in connection with this Agreement shall therefore be brought in the Chancery Court of the State of Delaware and any state appellate court therefrom, or, if the Chancery Court of the State of Delaware does not have proper jurisdiction, the Federal District Court for the District of Delaware located in Wilmington, Delaware, and any federal appellate court therefrom. Notwithstanding the foregoing, the Scheme and matters related to the sanction thereof shall be subject to the jurisdiction of the High Court and any appellate courts therefrom.

(c)

Each of the Parties hereto acknowledges and irrevocably agrees (i) not to bring or permit any of their Affiliates to bring or support anyone else in bringing any such Action in any court other than as expressly set forth in Clause 10.13(b) (including for the avoidance of doubt, by not seeking to remove any such Action from the Chancery Court of the State of Delaware to the Federal District Court for the District of Delaware located in Wilmington, Delaware or any federal appellate courts therefrom unless the Chancery Court of the State of Delaware does not have proper jurisdiction), (ii) to waive and hereby waive, to the fullest extent permitted by Law, any objection which any of them may now or hereafter have to the laying of venue of, and the defence of an inconvenient forum to the maintenance of, any such Action in any such courts, as applicable, (iii) that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law and (iv) that any such Action shall be governed by, and construed in accordance with, the Laws of Ireland or the Laws of the State of Delaware, as expressly set forth in Clause 10.13(a).

(d)	EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (INCLUDING ANY ACTION, PROCEEDING OR COUNTERCLAIM).

10.14	Third Party Beneficiaries

Except as provided in Clause 7.3, this Agreement is not intended to confer upon any person other than Fleetmatics and Verizon any rights or remedies under or by reason of this Agreement.

10.15	Non Survival of Representations and Warranties

None of the representations and warranties in this Agreement shall survive the Completion or the termination of this Agreement.

IN WITNESS whereof the Parties have entered into this Agreement on the date specified above.

GIVEN under the common seal
of Fleetmatics Group PLC

/s/ James M. Travers
Director

[Signature Page to Transaction Agreement]

IN WITNESS whereof the Parties have entered into this Agreement on the date specified above.

SIGNED for and on behalf of
Verizon Communications Inc. by its authorised signatory:

/s/ John N. Doherty
Name:	John N. Doherty
Title:	Senior Vice President of Corporate Development

[Signature Page to Transaction Agreement]

IN WITNESS whereof the Parties have entered into this Agreement on the date specified above.

SIGNED for and on behalf of

Verizon Business International Holdings B.V., by its authorised signatory:

/s/ William Van Saders
Name:	William Van Saders
Title:	Managing Director A

[Signature Page to Transaction Agreement]

DATED AUGUST 22, 2016

FLEETMATICS GROUP PLC,

VERIZON BUSINESS INTERNATIONAL HOLDINGS B.V.

AND

VERIZON COMMUNICATIONS INC.,

AMENDMENT NO. 1

TO

TRANSACTION AGREEMENT

AMENDMENT NO. 1 TO TRANSACTION AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”), to the Transaction Agreement (the “Transaction Agreement”), dated as of July 30, 2016, by and among Fleetmatics Group PLC, a public limited company incorporated in Ireland (“Fleetmatics”), Verizon Communications Inc., a Delaware corporation (“Verizon”), and Verizon Business International Holdings B.V., a private limited liability company incorporated under the laws of the Netherlands (“Bidco”), is entered into as of August 22, 2016.

WHEREAS, in accordance with Clause 10.5 of the Transaction Agreement, the Parties desire to amend the Transaction Agreement as provided in this Amendment;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.	Amendments to the Transaction Agreement.

1.1.	Clause 1.1 of the Transaction Agreement is hereby amended by inserting the following immediately after the definition of Exchange Act:

““Excluded Shares”, the 815 Fleetmatics Ordinary Shares held by Exchange Indemnity Company, an indirect wholly-owned subsidiary of Verizon;”

1.2.	Clause 1.1 of the Transaction Agreement is hereby amended by inserting the following immediately after the definition of Scheme Recommendation:

““Scheme Shares”, each Fleetmatics Ordinary Share in issue immediately prior to Completion, other than the Excluded Shares;”

1.3.	Clause 8.1(c)(i) of the Transaction Agreement is hereby deleted in its entirety and replaced with the following:

“(i) In respect of each Scheme Share, Bidco shall cause to be paid the Cash Consideration to the applicable Fleetmatics Shareholder (and/or their nominees) in accordance with the terms and conditions of the Scheme and as contemplated in Clause 8.1(d) below.”

1.4.	The reference to the “first (1st) Business Day after the Completion Date” in Clause 8.1(d)(ii) of the Transaction Agreement is hereby deleted and replaced with a reference to the “third (3rd) Business Day after the Completion Date.”

1.5.	Schedule 7.8A and Schedule 7.8B of the Transaction Agreement are hereby amended as attached hereto.

2.	Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Transaction Agreement.

3.	Effect of Amendment. This Amendment is limited by its terms and does not and shall not serve to amend or waive any provision of the Transaction Agreement except as expressly provided for in this Amendment. The Transaction Agreement, including the schedules thereto, as amended by this Amendment, shall continue in full force and effect and, except as expressly amended or supplemented hereby, the Transaction Agreement is in all respects ratified and confirmed. This Amendment shall form a part of the Transaction Agreement for all purposes. From and after the execution of this Amendment by Parties, any reference to the Agreement shall be deemed to be a reference to the Agreement as amended by this Amendment.

4.	Counterparts. This Amendment may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same agreement, and each Party may enter into this Agreement by executing a counterpart and delivering it to the other Party (by hand delivery, facsimile process, e-mail or otherwise).

5.	Article 10 of the Transaction Agreement shall, to the extent not already set forth in this Amendment, apply mutatis mutandis to this Amendment.

[Signature page to follow.]

IN WITNESS whereof the Parties have entered into this Agreement on the date specified above.

GIVEN under the official seal of Fleetmatics Group PLC

/s/ Sharon Levine
Name: Sharon Levine Title: Assistant Secretary

[Signature Page to Amendment No. 1 to Transaction Agreement]

SIGNED for and on behalf of Verizon Communications Inc. by its authorised signatory:

/s/ John N. Doherty
Name:	John N. Doherty
Title:	Senior Vice President of Corporate Development

[Signature Page to Amendment No. 1 to Transaction Agreement]

SIGNED for and on behalf of

Verizon Business International Holdings B.V.,

by its authorised signatory:

/s/ William Van Saders
Name:	William Van Saders
Title:	Managing Director A

[Signature Page to Amendment No. 1 to Transaction Agreement]

Annex B

DATED JULY 30, 2016

FLEETMATICS GROUP PLC

AND

VERIZON COMMUNICATIONS INC.

EXPENSES REIMBURSEMENT AGREEMENT

CONTENTS

Clause	Page
1. DEFINITIONS	B-3

2. VERIZON REIMBURSEMENT	B-7

3. GENERAL	B-10

THIS AGREEMENT is made as a deed on July 30, 2016

BETWEEN:

1.	Verizon Communications Inc. a corporation incorporated in the State of Delaware (hereinafter called “Verizon”) and

2.	Fleetmatics Group Public Limited Company, a public limited company incorporated in Ireland (hereinafter called “Fleetmatics”).

RECITALS:

1.	Verizon has agreed to make a proposal to acquire Fleetmatics on the terms set out in the Rule 2.5 Announcement (as defined below) and the Transaction Agreement (as defined below) and Fleetmatics has agreed to reimburse certain third party costs and expenses incurred and to be incurred by Verizon for the purposes of, in preparation for, or in connection with the Acquisition (as defined below) if the Transaction Agreement is terminated in certain circumstances and the Acquisition does not proceed.

2.	This Expenses Reimbursement Agreement (this “Agreement”) sets out the agreement between the Parties (as defined below) as to, among other things, the reimbursement in certain circumstances by Fleetmatics of certain expenses incurred and to be incurred by Verizon for the purposes of, in preparation for, or in connection with the Acquisition (as defined below).

NOW IT IS HEREBY AGREED as follows:

1.	DEFINITIONS

1.1	In this Agreement (including in the Recitals), the following words and expressions shall have the meanings set opposite them:

“Acquisition”, the proposed acquisition by Bidco of Fleetmatics by means of the Scheme or a takeover offer (and any such Scheme or takeover offer as it may be revised, amended or extended from time to time) pursuant to the Transaction Agreement (whether by way of the Scheme or such takeover offer) (including the payment by Bidco of the aggregate cash consideration pursuant to the Scheme or such takeover offer), to be described in the Rule 2.5 Announcement and provided for in the Transaction Agreement;

“Act”, the Companies Act 2014 and every modification and re-enactment thereof for the time being in force;

“Acting in Concert”, shall have the meaning given to that term in the Takeover Panel Act;

“Actions”, any civil, criminal or administrative actions, suits, demands, claims, hearings, notices of violation, investigations, proceedings, demand letters, settlement or enforcement actions by, from or before any Relevant Authority;

“Agreed Form”, in relation to any document, the form of that document which has been agreed to by or on behalf of each of the Parties;

“Agreement”, shall have the meaning given to that term in the Recitals;

“Antitrust Laws”, the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder, and any other federal, state or foreign Law designed to prohibit, restrict or regulate actions for the purpose or effect of monopolisation, competition, antitrust or restraint of trade;

“Antitrust Order”, any legislative, administrative or judicial action, decree, judgment, injunction, decision or other order (whether temporary, preliminary or permanent) that restricts, prevents or prohibits the consummation of the Acquisition or any other transactions contemplated by the Transaction Agreement under any Antitrust Law;

“Bidco”, Verizon Business International Holdings B.V., a private limited liability company incorporated under the laws of the Netherlands;

“Business Day”, any day, other than a Saturday, Sunday or a day on which banks in Ireland or in the State of New York are authorised or required by law or executive order to be closed;

“Cap”, shall have the meaning given to that term in Clause 2.1;

“Concert Parties”, such persons as are deemed to be acting in concert with Verizon pursuant to Rule 3.3 of Part A of the Takeover Rules;

“Conditions”, the conditions to the Scheme and the Acquisition set out in Part A of Appendix I of the Rule 2.5 Announcement, and “Condition” means any one of the Conditions;

“Court Hearing”, the hearing by the High Court of the Petition to sanction the Scheme under Section 449 to 455 of the Act;

“Court Order”, the order or orders of the High Court sanctioning the Scheme under Sections 449 to 455 of the Act and confirming the reduction of capital necessary to implement the Scheme under Sections 84 and 85 of the Act;

“Court Meeting”, the meeting or meetings of the Fleetmatics Shareholders (and any adjournment thereof) convened pursuant to Section 450 of the Act to consider and, if thought fit, approve the Scheme (with or without amendment);

“Court Meeting Resolution”, the resolution to be proposed at the Court Meeting for the purposes of approving and implementing the Scheme;

“EGM Resolutions”, the resolutions to be proposed at the EGM for the purposes of approving and implementing the Scheme, the reduction of capital of Fleetmatics necessary to implement the Scheme, changes to the articles of association of Fleetmatics and such other matters as Fleetmatics reasonably determines to be necessary or desirable for the purposes of implementing the Acquisition as have been approved by Verizon (such approval not to be unreasonably withheld, conditioned or delayed);

“End Date”, December 31, 2016; provided, that if as of such date all Conditions (other than (i) Conditions 3(a) and/or 3(b), (ii) Condition 3(d) (if, in the case of this clause (ii), the reason for the failure of such Condition is an Antitrust Order) and/or (iii) Conditions 2(c) and 2(d) (if, in the case of this clause (iii), the reason for the failure of such Conditions is the failure of the Conditions set forth in clause (i) and/or (ii) of this definition to have been satisfied)) have been satisfied (or, in the sole discretion of the applicable Party, waived (where applicable)) or would be satisfied (or, in the sole discretion of the applicable Party, waived (where applicable)) if the Acquisition were completed on such date, the “End Date” shall be extended to August 1, 2017 and in such case all references in this Agreement to the “End Date” shall be deemed to be to August 1, 2017;

“Extraordinary General Meeting” or “EGM”, the extraordinary general meeting of the Fleetmatics Shareholders (and any adjournment thereof) to be convened in connection with the Scheme, expected to be convened as soon as the Court Meeting shall have been concluded or adjourned (it being understood that if the Court Meeting is adjourned, the EGM shall be correspondingly adjourned);

“Fleetmatics”, shall have the meaning given to that term in the Preamble;

“Fleetmatics Alternative Proposal”, any bona fide proposal or bona fide offer made by any person (other than a proposal or offer by Verizon or any of its Concert Parties or any person Acting in Concert with Verizon pursuant to Rule 2.5 of the Takeover Rules) for (i) the acquisition of Fleetmatics by scheme of arrangement, takeover offer or business combination transaction; (ii) the acquisition by any person of 20% or more of the assets of Fleetmatics and its Subsidiaries, taken as a whole, measured by either book value or fair market value (including equity securities of Fleetmatics’s Subsidiaries); (iii) the acquisition by any person (or the stockholders of any person) of 20% or more of the outstanding Fleetmatics Ordinary Shares; (iv) any merger, business combination, consolidation, share exchange, recapitalisation or similar transaction involving Fleetmatics as a result of which the holders of Fleetmatics Ordinary Shares immediately prior to such transaction do not, in the aggregate, own at least 80% of the outstanding voting power of the surviving or resulting entity in such transaction immediately after consummation thereof; or (v) any combination of the foregoing;

“Fleetmatics Board”, the board of directors of Fleetmatics;

“Fleetmatics Shareholders”, the holders of Fleetmatics Ordinary Shares;

“Fleetmatics Ordinary Shares”, the ordinary shares of €0.015 each in the capital of Fleetmatics;

“Fleetmatics Superior Proposal”, a written bona fide Fleetmatics Alternative Proposal made by any person that the Fleetmatics Board determines in good faith (after consultation with Fleetmatics’ financial advisor and outside legal counsel) is more favourable to the Fleetmatics Shareholders than the transactions contemplated by the Transaction Agreement, taking into account such financial, regulatory, legal and other aspects of such proposal as the Fleetmatics Board considers in good faith to be appropriate (it being understood that, for purposes of the definition of “Fleetmatics Superior Proposal”, references to “20%” in the definition of Fleetmatics Alternative Proposal shall be deemed to refer to “75%”);

“High Court”, the High Court of Ireland;

“Irrecoverable VAT”, in relation to any person, any amount in respect of VAT which that person (or a member of the same VAT Group as that person) has incurred and in respect of which neither that person nor any other member of the same VAT Group as that person is entitled to a refund (by way of credit or repayment) from any relevant Tax Authority pursuant to and determined in accordance with section 59 of the Value Added Tax Consolidation Act 2010 and any regulations made under that Act or similar provision in any other jurisdiction;

“Law” means any federal, state, local, foreign or supranational law, statute, ordinance, rule, regulation, judgment, order, injunction, decree, agency requirement, license or permit issued, enacted, promulgated, implemented or otherwise effected by or under the authority of any Relevant Authority;

“Panel”, the Irish Takeover Panel;

“Parties”, Fleetmatics and Verizon and “Party” shall mean either Fleetmatics, on the one hand, or Verizon, on the other hand (as the context requires);

“Person” or “person”, an individual, group (including a “group” under Section 13(d) of the United States Securities Exchange Act of 1934, as amended), corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organisation or other entity or any Relevant Authority or any department, agency or political subdivision thereof;

“Petition”, the petition to the High Court seeking the Court Order;

“Pre-Sanction Period”, the period beginning at 12:01 a.m., New York City time on the tenth day prior to the date most recently scheduled and publicly announced as the date of the Court Hearing (as such date may be rescheduled and publicly announced from time to time in accordance with the Transaction Agreement, including without limitation, Clause 3.1(q) of the Transaction Agreement, and applicable Law) and ending at 5:00 p.m., New York City time, on the day immediately preceding such date most recently scheduled and publicly announced as the date of the Court Hearing; provided, that, for the avoidance of doubt, if the date Court Hearing is so rescheduled and publicly announced as such, then such period shall be determined in reference to the date of such rescheduled and publicly announced Court Hearing;

“Relevant Authority”, any Irish, United States, foreign or supranational, federal, state or local governmental commission, board, body, division, political subdivision, bureau, or other regulatory authority, agency, including courts and other judicial bodies, or any competition, antitrust or supervisory body, central bank, public international organisation or other governmental, trade or regulatory agency or body, securities exchange or any self-regulatory body or authority, including any instrumentality or entity designed to act for or on behalf of the foregoing, in each case, in any jurisdiction, including, for the avoidance of doubt, the Panel, the High Court and the U.S. Securities and Exchange Commission;

“Resolutions”, the resolutions to be proposed at the EGM and Court Meeting required to effect the Scheme, which will be set out in the Scheme Document;

“Rule 2.5 Announcement”, the announcement in the Agreed Form to be made by the Parties pursuant to Rule 2.5 of the Takeover Rules in accordance with the Transaction Agreement (and annexed to the Transaction Agreement);

“Scheme”, the proposed scheme of arrangement pursuant to Sections 449 to 455 of the Act and the capital reduction under Sections 84 and 85 of the Act necessary to effect the proposed scheme of arrangement pursuant to the Transaction Agreement, in such terms and form as the Parties, acting reasonably, mutually agree, and as reflected on Schedule 7.8 of the Transaction Agreement, including any revision thereof as may be agreed between the Parties in writing;

“Scheme Recommendation”, the recommendation of the Fleetmatics Board that Fleetmatics Shareholders vote in favour of the Resolutions;

“Subsidiary”, in relation to any person, any corporation, partnership, association, trust or other form of legal entity of which such person directly or indirectly owns securities or other equity interests representing more than 50% of the aggregate voting power;

“Takeover Panel Act”, the Irish Takeover Panel Act 1997 (as amended);

“Takeover Rules”, the Irish Takeover Panel Act 1997 (as amended), Takeover Rules, 2013, as amended;

“Tax Authority”, any Relevant Authority responsible for the assessment, collection or enforcement of laws relating to taxes (including the Internal Revenue Service and the Irish Revenue Commissioners and any similar state, local, or non-U.S. revenue agency);

“Transaction Agreement”, the transaction agreement dated July 30, 2016 between Fleetmatics, Verizon and Bidco;

“VAT”, any tax imposed by any member state of the European Community in conformity with the Directive of the Council of the European Union on the common system of value added tax (2006/112/EC) and any tax similar to or replacing same;

“VAT Group”, a group as defined in Section 15 of the Value Added Tax Consolidation Act 2010 and any similar VAT grouping arrangement in any other jurisdiction;

“Verizon”, shall have the meaning given to that term in the Preamble;

“Verizon Payment Events”, shall have the meaning given to that term in Clause 2.2; and

“Verizon Reimbursement Payments”, shall have the meaning given to that term in Clause 2.1.

1.2	Construction

(a)	In this Agreement, words such as “hereunder”, “hereto”, “hereof” and “herein” and other words commencing with “here” shall, unless the context clearly indicates to the contrary, refer to the whole of this Agreement and not to any particular section or clause thereof.

(b)	In this Agreement, save as otherwise provided herein, any reference herein to a section, clause, schedule or paragraph shall be a reference to a section, sub-section, clause, sub-clause, schedule, paragraph or sub-paragraph (as the case may be) of this Agreement.

(c)	In this Agreement, any reference to any provision of any legislation shall include any amendment, modification, re-enactment or extension thereof and shall also include any subordinate legislation made from time to time under such provision, and any reference to any provision of any legislation, unless the context clearly indicates to the contrary, shall be a reference to legislation of Ireland.

(d)	In this Agreement, the masculine gender shall include the feminine and neuter and vice versa and the singular number shall include the plural and vice versa.

(e)	In this Agreement, any reference to an Irish legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall, in respect of any jurisdiction other than Ireland, be deemed to include a reference to what most nearly approximates in that jurisdiction to the Irish legal term.

(f)	In this Agreement, any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms.

(g)	In this Agreement, any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented, including by waiver or consent, and all attachments thereto and instruments incorporated therein.

1.3	Captions

The table of contents and the headings or captions to the clauses in this Agreement are inserted for convenience of reference only and shall not affect the interpretation or construction thereof.

1.4	Time

References to times are to New York City times unless otherwise specified.

2.	VERIZON REIMBURSEMENT

2.1	In consideration for the issuance of the Rule 2.5 Announcement, Fleetmatics agrees to pay to Verizon, if any Verizon Payment Event occurs, an amount equal to all documented, specific and quantifiable third party costs and expenses incurred by Verizon, or on its behalf, for the purposes of, in preparation for, or in connection with the Acquisition, including but not limited to, exploratory work carried out in contemplation of and in connection with the Acquisition, legal, financial and commercial due diligence, arranging financing and engaging advisers to assist in the process (the payments provided for in this Clause 2.1, the “Verizon Reimbursement Payments”); provided that the gross amount payable to Verizon pursuant to this Agreement shall not, in any event, exceed such sum as is equal to 1% of the total value of the issued share capital of Fleetmatics that is the subject of the Acquisition (excluding, for the avoidance of doubt, any treasury shares and any interest in such share capital of Fleetmatics held by Verizon or any Concert Parties of Verizon) as ascribed by the terms of the Acquisition as set out in the Rule 2.5 Announcement (the “Cap”). The amount payable by Fleetmatics to Verizon under this Clause 2.1 will exclude any amounts in respect of VAT incurred by Verizon attributable to such third party costs other than Irrecoverable VAT incurred by Verizon.

2.2	The “Verizon Payment Events” are any one or more of the following, occurring after the issue by the Parties of the Rule 2.5 Announcement:

(a)	the Transaction Agreement is terminated (in accordance with Clause 9.1(a) of the Transaction Agreement):

(i)	for the reason that the Court Meeting or the EGM shall have been completed and the Court Meeting Resolution or the EGM Resolutions, as applicable, shall not have been approved by the requisite votes, if the Fleetmatics Board or any committee thereof has:

(A)	withdrawn or failed to make when required pursuant to the Transaction Agreement (or qualified or modified in any manner adverse to Verizon), or proposed publicly to withdraw or fail to make when required pursuant to the Transaction Agreement (or qualify or modify in any manner adverse to Verizon), the Scheme Recommendation or the recommendation contemplated by Clause 3.6(c)(iii) of the Transaction Agreement, or

(B)	approved, recommended or declared advisable, or proposed publicly to approve, recommend or declare advisable, any Fleetmatics Alternative Proposal, or

(C)	otherwise taken any action that is or is deemed to be a “Fleetmatics Change of Recommendation” under the Transaction Agreement;

(it being understood, for the avoidance of doubt, that the provision by Fleetmatics to Verizon of notice or information in connection with a Fleetmatics Alternative Proposal or Fleetmatics Superior Proposal as required or expressly permitted by the Transaction Agreement shall not, in and of itself, satisfy this Clause 2.2(a)(i)); or

(ii)	by Fleetmatics, at any time prior to obtaining the Fleetmatics Shareholder Approval, in order to enter into a definitive written agreement to implement a Fleetmatics Superior Proposal;

or

(b)	all of the following occur:

(i)	prior to the Court Meeting, a Fleetmatics Alternative Proposal is publicly disclosed or any person shall have publicly announced an intention (whether or not conditional) to make a Fleetmatics Alternative Proposal and, in each case, such disclosure or announcement is not publicly and irrevocably withdrawn without qualification at least three Business Days before the date of the Court Meeting (it being understood that, for purposes of this Clause 2.2(b)(i) and Clause 2.2(b)(iii) below, references to “20%” and “80%” in the definition of Fleetmatics Alternative Proposal shall be deemed to refer to “50%”); and

(ii)	the Transaction Agreement is terminated by either Fleetmatics or Verizon in accordance with Clause 9 of the Transaction Agreement for the reason that the Court Meeting or the EGM shall have been completed and the Court Meeting Resolution or the EGM Resolutions, as applicable, shall not have been approved by the requisite votes; and

(iii)	a Fleetmatics Alternative Proposal is consummated within 12 months after such termination, or a definitive agreement providing for a Fleetmatics Alternative Proposal is entered into within 12 months after such termination and such Fleetmatics Alternative Proposal is consummated pursuant to that definitive agreement (regardless of whether such Fleetmatics Alternative Proposal is the same Fleetmatics Alternative Proposal referred to in Clause 2.2(b)(i));

or

(c)	all of the following occur:

(i)

prior to the Court Meeting, a Fleetmatics Alternative Proposal is publicly disclosed or any person shall have publicly announced an intention (whether or not conditional) to make a Fleetmatics Alternative Proposal and, in each case, such disclosure or announcement is not publicly and irrevocably withdrawn without qualification at the time the Transaction Agreement is terminated under the circumstances specified in Clause 2.2(c)(ii); and

(ii)	the Transaction Agreement is terminated by Verizon in accordance with Clause 9 of the Transaction Agreement for the reason that either:

(A)	Fleetmatics shall have breached or failed to perform in any material respect any of its covenants or obligations contained in the Transaction Agreement or any of its representations and warranties set forth in the Transaction Agreement are inaccurate, which breach or failure to perform or inaccuracy (A) would (1) result in a failure of any of the Conditions to the Acquisition and the Scheme or of the other Conditions to Verizon’s obligations to effect the Acquisition or (2) give rise to a termination right under Clause 9.1(a)(ix) of the Transaction Agreement if it were to exist during the Pre-Sanction Period and (B) is not reasonably capable of being cured by the End Date or, if curable, Verizon shall have given Fleetmatics written notice, delivered at least 30 days prior to such termination, stating Verizon’s intention to terminate the Transaction Agreement for such reason and the basis for such termination and such breach or failure to perform shall not have been cured within 30 days following the delivery of such written notice; or

(B)	Fleetmatics shall have breached or failed to perform any of its covenants or obligations contained in the Transaction Agreement or any of its representations and warranties set forth in the Transaction Agreement are inaccurate, which breach or failure to perform or inaccuracy gave rise to a termination right under Clause 9.1(a)(ix) of the Transaction Agreement during the Pre-Sanction Period; and

(iii)	a Fleetmatics Alternative Proposal is consummated within 12 months after such termination, or a definitive agreement providing for a Fleetmatics Alternative Proposal is entered into within 12 months after such termination and such Fleetmatics Alternative Proposal is consummated pursuant to that definitive agreement (regardless of whether such Fleetmatics Alternative Proposal is the same Fleetmatics Alternative Proposal referred to in Clause 2.2(c)(i)).

2.3	For purposes of Clause 2.2(b) and Clause 2.2(c), a Fleetmatics Alternative Proposal shall not be deemed to have been publically withdrawn by any Person if, within 6 months after termination of the Transaction Agreement, Fleetmatics or any of its Subsidiaries enters into a definitive agreement providing for, or the Fleetmatics Board or Fleetmatics approves or recommends to the Fleetmatics Shareholders, or does not oppose, a Fleetmatics Alternative Proposal made by or on behalf of such Person or its Affiliates, or such a Fleetmatics Alternative Proposal is consummated.

2.4	Each request by Verizon for a Verizon Reimbursement Payment shall be:

(a)	submitted in writing to Fleetmatics no later than 60 calendar days following the occurrence of any of the Verizon Payment Events; and

(b)	accompanied by payment instructions and written invoices or written documentation supporting the request for a Verizon Reimbursement Payment; and

(c)	subject to satisfactory compliance with Clause 2.4 (b) and subject always to the Cap, fully satisfied by payment in full by Fleetmatics to Verizon in cleared, immediately available funds within 10 calendar days following receipt of such invoices or documentation by Fleetmatics.

2.5	If and to the extent that any relevant Tax Authority determines that any Verizon Reimbursement Payment is consideration for a taxable supply and that Fleetmatics (or any member of a VAT Group of which Fleetmatics is a member) is liable to account to a Tax Authority for VAT in respect of such supply and such VAT is Irrecoverable VAT, then:

(a)	the amount payable by Fleetmatics by way of any Verizon Reimbursement Payment, together with any Irrecoverable VAT arising in respect of the supply for which the payment is consideration, shall not exceed the Cap; and

(b)	to the extent that Fleetmatics has already paid an amount in respect of any Verizon Reimbursement Payment which exceeds the amount described in Clause 2.5(a) above, Verizon shall repay to Fleetmatics the portion of the Irrecoverable VAT in excess of the Cap.

2.6	Verizon confirms that it is established outside of the European Union for VAT purposes.

3.	GENERAL

3.1	This Agreement shall be governed by, and construed in accordance with, the laws of Ireland. Each of the Parties irrevocably agrees that the courts of Ireland are to have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement and, for such purposes, irrevocably submits to the exclusive jurisdiction of such courts and waives, to the fullest extent permitted by Law, any objection which any of them may now or hereafter have to the laying of venue of, and the defence of an inconvenient forum to the maintenance of, any such Action in any such court. Any Action arising out of or in connection with this Agreement shall therefore be brought in the courts of Ireland.

3.2	This Agreement may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same agreement, and each Party may enter into this Agreement by executing a counterpart and delivering it to the other Party (by hand delivery, facsimile process, e-mail or otherwise).

3.3	Notices

(a)	Any notice or other document to be served under this Agreement may be delivered by overnight delivery service (with proof of service) or hand delivery, or sent by electronic mail, to the Party to be served as follows:

(i)	if to Verizon, to:

Verizon Communications Inc.
One Verizon Way, VC44E239 Basking Ridge, New Jersey 07920
E-mail:	william.horton@verizon.com
michael.rosenblat@verizon.com
Attention:	William L. Horton, Jr., Senior Vice President, Deputy General Counsel and Corporate Secretary
Michael Rosenblat, Vice President, Associate General Counsel

with copies to:

Cleary Gottlieb Steen & Hamilton LLP One Liberty Plaza New York, NY 10006
E-mail:	eklingsberg@cgsh.com
nmarkel@cgsh.com
Attention:	Ethan A. Klingsberg
Neil R. Markel

Macfarlanes LLP
20 Cursitor Street
London EC4A 1LT
E-mail:	nicholas.barclay@macfarlanes.com
graham.gibb@macfarlanes.com
Attention:	Graham Gibb
Nicholas Barclay
and

A & L Goodbody North Wall Quay International Financial Services Centre
Dublin 1, Ireland
E-mail:	dwidger@algoodbody.com
mward@algoodbody.com
Attention:	David Widger
Mark Ward

if to Fleetmatics, to:

Fleetmatics Group PLC Block C, Cookstown Court Belgard Road
Tallaght
Dublin 24
Ireland Fax: 781-577-4615
E-mail:	Sharon.levine@fleetmatics.com
Attention:	Sharon Levine
with copies to:

Goodwin Procter LLP
100 Northern Avenue Boston, MA 02210
E-mail:	kgordon@goodwinprocter.com
jmatarese@goodwinprocter.com
jtheis@goodwinprocter.com
Attention:	Kenneth J. Gordon
James A. Matarese
Joseph C. Theis

and

Maples and Calder
75 St. Stephen’s Green
Dublin 2, Ireland
Facsimile:	+353 1 619 2001
E-mail:	edward.miller@maplesandcalder.com
patrick.quinlan@maplesandcalder.com
Attention:	Edward Miller
Patrick Quinlan

or such other postal address or e-mail address as it may have notified to the other Party in writing in accordance with the provisions of this Clause 3.3.

(b)	Any notice or document shall be deemed to have been served:

(i)	if delivered by overnight delivery or by hand, at the time of delivery; or

(ii)	when received when sent by e-mail by the party to be notified; provided, however, that notice given by e-mail shall not be effective unless either (i) a duplicate copy of such e-mail is promptly given by one of the other methods described in this Clause 3.3 or (ii) the receiving party delivers a written confirmation of receipt for such notice either by e-mail or any other method described in this Clause 3.3.

3.4	The invalidity, illegality or unenforceability of a provision of this Agreement does not affect or impair the continuance in force of the remainder of this Agreement.

3.5	No release, discharge, amendment, modification or variation of this Agreement shall be valid unless it is in writing and signed by or on behalf of each Party.

3.6	Each Party hereto represents and warrants to the other that, assuming due authorisation, execution and delivery by the other Party hereto, this Agreement constitutes the valid and binding obligations of that Party.

3.7	Each Party hereto confirms and agrees that no provision of the Transaction Agreement shall supersede, vary or otherwise amend the provisions of this Agreement.

[Signature Page Follows]

IN WITNESS whereof the Parties hereto have caused this Agreement to be executed and delivered as a Deed on the day and year first before WRITTEN.

GIVEN under the common seal

of FLEETMATICS

and DELIVERED as a DEED

/s/ James M. Travers
Director

[Signature Page to Expenses Reimbursement Agreement]

IN WITNESS whereof the Parties hereto have caused this Agreement to be executed and delivered as a Deed on the day and year first before WRITTEN.

EXECUTED by VERIZON BY ITS AUTHORIZED SIGNATORY:

/s/ John N. Doherty
Signature

John N. Doherty
Name

[Signature Page to Expenses Reimbursement Agreement]

Annex C

Morgan Stanley & Co. International plc	20 Bank Street Canary Wharf London E14 4AD tel +44 (0)20 7425 8000 fax +44 (0)20 7425 8990 telex 8812564

July 29, 2016

Board of Directors

Fleetmatics Group PLC

1100 Winter Street, Suite 4600

Waltham, MA 02451

Members of the Board:

We understand that Fleetmatics Group PLC (the “Company”), Verizon Communications Inc. (the “Buyer”) and Verizon Business International Holdings B.V., a wholly owned subsidiary of the Buyer (“Acquisition Sub”), propose to enter into a Transaction Agreement, substantially in the form of the draft dated July 29, 2016 (the “Transaction Agreement”), which, among other things, provides for a scheme of arrangement under Sections 449 to 455 of the Companies Act 2014 of Ireland, as amended (the “Act”), and the capital reduction under Sections 84 and 85 of the Act necessary to effect the proposed scheme of arrangement, pursuant to which, the Company will be acquired by Acquisition Sub (the “Acquisition”) and become a wholly owned indirect subsidiary of the Buyer. We refer to the draft announcement to be made on or around August 1, 2016 (the “Announcement”) by the Company and the Buyer in which the Company and the Buyer announce that they have reached an agreement on the terms of a recommended cash offer for the Company (the “Offer”). Pursuant to the Acquisition, the shareholders of the Company will be entitled to US$60.00 (the “Consideration”) for each outstanding ordinary share of the Company, nominal value €0.015 per share (the “Company Ordinary Shares”). The Announcement constitutes an announcement of a firm intention to make the Offer under Rule 2.5 of the Irish Takeover Panel Act 1997 (as amended), Takeover Rules, 2013, as amended (the “Takeover Code”). The terms and conditions of the Acquisition and the Offer are more fully set forth in the Transaction Documents (as defined below).

Rule 3.1 of the Takeover Code requires the Board of Directors (the “Directors”) to obtain competent independent advice on the Offer, and in connection with this requirement and the statement given by the Directors in the Announcement that they consider the terms of the Acquisition to be fair and reasonable, the Directors have asked for our opinion as to whether the Consideration to be received by the holders of Company Ordinary Shares pursuant to the terms of the Transaction Agreement is fair and reasonable from a financial point of view to such holders of Company Ordinary Shares.

For purposes of the opinion set forth herein, we have:

1)	Reviewed certain publicly available financial statements and other business and financial information of the Company;

2)	Reviewed certain internal financial statements and other financial and operating data concerning the Company;

3)	Reviewed certain financial projections prepared by the management of the Company;

Registered in England and Wales, No. 2164628.

Registered Office: 25 Cabot Square, Canary Wharf, London E14 4QA

Authorised and Regulated by the Financial Conduct Authority

4)	Discussed the past and current operations and financial condition and the prospects of the Company with the management of the Company;

5)	Reviewed the reported prices and trading activity for the Company Ordinary Shares;

6)	Compared the financial performance of the Company and the prices and trading activity of the Company Ordinary Shares with that of certain other publicly-traded companies comparable with the Company, and their securities;

7)	Reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

8)	Participated in certain discussions and negotiations among representatives of the Company and the Buyer and their financial and legal advisors;

9)	Reviewed (i) a draft of the Transaction Agreement, dated July 29, 2016, (ii) a draft of the Expenses Reimbursement Agreement, dated July 26, 2016, between the Company and the Buyer, (iii) a draft of the Announcement, dated July 27, 2016, and a draft of Appendix I to the Announcement, dated July 29, 2016, to be issued pursuant to the Transaction Agreement (clauses (i), (ii) and (iii) collectively, the “Transaction Documents”) and (iv) certain related documents; and

10)	Performed such other analyses, reviewed such other information and considered such other factors as we have deemed appropriate.

We have assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to us by the Company, and which formed a substantial basis for this opinion. We have further relied upon the assurances of the Company’s management that it is not aware of any facts or circumstances that would make any such information inaccurate or misleading and that no relevant facts or circumstances had been omitted. With respect to the financial projections, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company of the future financial performance of the Company.

In addition, we have assumed that the Acquisition will be consummated in accordance with the terms set forth in the Transaction Documents without any waiver, amendment or delay of any terms or conditions thereof, including, among other things, that the final Transaction Documents will not differ in any material respects from the drafts thereof furnished to us. We have assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed Acquisition, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed Acquisition.

We are not legal, tax, regulatory, accounting or actuarial advisors. We are financial advisors only and have relied upon, without independent verification, the assessment of the Company and its legal, tax, regulatory, accounting or actuarial advisors with respect to legal, tax, regulatory, accounting or actuarial matters arising out of or in connection with the Acquisition. We express no opinion with respect to the fairness or reasonableness of the amount or nature of the compensation to be paid to any of the Company’s officers, directors or employees, or any class of such persons, relative to the Consideration to be received by the holders of Company Ordinary Shares in the Acquisition. We express no opinion as to the relative fairness or reasonableness of any portion of the Consideration to be paid pursuant to the Transaction Agreement to holders of any equity securities of the Company other than the holders of the Company Ordinary Shares.

In arriving at our opinion we have not conducted a physical inspection of the properties and facilities of the Company and have not made any independent valuation or appraisal of the assets or liabilities (including any derivative or off-balance sheet assets and liabilities) of the Company, nor have we been furnished with any such valuations or appraisals. In addition, we have not made any independent valuation or appraisal concerning the solvency or fair value of the Company under any laws relating to bankruptcy, insolvency or similar matters. This opinion is not a solvency opinion and does not in any way address the solvency or financial condition of the Company.

Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion.

Our opinion does not address the relative merits of the Acquisition as compared to any other alternative business transaction, or other financing or similar alternatives, or whether or not such alternatives could be achieved or are available.

In arriving at our opinion, we were not authorized to solicit, and did not solicit, interest from any party with respect to the acquisition, business combination or other extraordinary transaction, involving the Company.

Please note that Morgan Stanley, together with its associated companies, branches and affiliates (the “Morgan Stanley Group”), is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. The Morgan Stanley Group’s securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. In the ordinary course of our business, the Morgan Stanley Group and each member of the Morgan Stanley Group’s respective directors, officers and employees may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debt or equity securities or loans of the Buyer and its affiliates, the Company and its affiliates, or any other company, or any currency or commodity, that may be involved in the Acquisition, or any related derivative instrument.

We have acted as financial advisor to the Board of Directors of the Company in connection with this transaction and will receive a fee for our services, a substantial portion of which is contingent upon the closing of the Acquisition. In the two years prior to the date hereof, we and our affiliates have provided financing services to the Buyer or its affiliates and have received fees in connection with such services. In addition, one of our affiliates is currently a lender to the Buyer. Morgan Stanley may also seek to provide financial advisory and financing services to the Buyer and its affiliates and the Company and its affiliates in the future and expects to receive fees for the rendering of these services.

This opinion has been approved by a committee of Morgan Stanley investment banking and other professionals in accordance with our customary practice. In providing the opinion we have taken into account the Board of Directors’ commercial assessment of the Acquisition. This opinion is for the information of the Board of Directors of the Company and may not be used for any other purpose or disclosed without our prior written consent, except that a copy of this opinion may be included in its entirety in any filing the Company is required to make with the United States Securities and Exchange Commission in connection with this transaction if such inclusion is required by applicable law.

We have not been requested to opine on, and our opinion does not in any manner address, the underlying business decision of the Directors to recommend that the shareholders of the Company vote their shares in favor of the Acquisition and our opinion does not in any way constitute a recommendation by any member of the

Morgan Stanley Group as to how any holder of securities in the Company should act or vote at the shareholders’ meetings to be held in connection with the Acquisition or whether any holder of securities in the Company should take any other action in connection with the Acquisition. In addition, our opinion does not address the relative merits of the Acquisition as compared to any other alternative business transaction or other alternatives, or whether or not such alternatives could be achieved or are available.

Based on and subject to the foregoing, we are of the opinion on the date hereof that the Consideration to be received by the holders of Company Ordinary Shares pursuant to the terms of the Transaction Agreement is fair and reasonable from a financial point of view to such holders of Company Ordinary Shares.

Very truly yours,

MORGAN STANLEY & CO. INTERNATIONAL PLC

By:	/s/ Colm Donlon
	Name:	Colm Donlon
	Title:	Managing Director
Head of Mergers & Acquisitions – EMEA

FLEETMATICS GROUP PLC BLOCK C COOKSTOWN COURT COOKSTOWN INDUSTRIAL ESTATE TALLAGHT DUBLIN 24, IRELAND

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:00 P.M. Eastern Time on October 11, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY MAIL

Mark, sign and date this proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge,

51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E13398-S50086	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

FLEETMATICS GROUP PLC

MEETING 1 – COURT MEETING

The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain

1.	To approve the Scheme of Arrangement as described in the Proxy Statement with or subject to such amendments, modifications and changes as may be approved or imposed by the High Court of Ireland.	☐	☐	☐

2.	To adjourn the Court Meeting, if necessary, to solicit additional votes in favor of approval of these resolutions.	☐	☐	☐

In their discretion the proxies are authorized to vote upon such other business as may properly come before the Court Meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no such direction is made, this proxy will be voted FOR the proposal(s).

Each of the proposals shall be decided on a poll. On a poll, a person entitled to more than one vote need not use all his, her or its votes or cast all the votes he, she or it uses in the same way. This form of proxy is for use by shareholders only. If the appointer is a corporate entity, this form of proxy must either be under its seal or under the hand of some officer or attorney duly authorized for that purpose. Alternatively, a corporate entity may complete a separate appointment of representation form.

To be valid, this form must be completed and sent to or deposited with Broadridge (together with any power of attorney or other authority under which it is signed or a notarial certified copy of that power or authority) in the manner described above by 5:00 P.M. Eastern time on October 11, 2016. Any alterations made to this form must be initialed by you.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Court Meeting:

The Notice of Court Meeting, Proxy Statement and Proxy Card are available at www.proxyvote.com.

MEETING 1 – COURT MEETING

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

E13399-S50086

FLEETMATICS GROUP PLC

Court Meeting

October 12, 2016 8:00 a.m. Irish Time

This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Stephen Lifshatz and Sharon Levine, and each of them, with full power of substitution and power to act alone, as proxies to vote all of the ordinary shares of FLEETMATICS GROUP PLC that the shareholder(s) is/are entitled to vote at the Court Meeting to be held at 8:00 a.m. Irish Time, on October 12, 2016, at the offices of Maples & Calder, 75 St. Stephen’s Green, Dublin 2, Ireland and any adjournment or postponement thereof, as set forth on the reverse side.

Continued and to be signed on reverse side

FLEETMATICS GROUP PLC BLOCK C COOKSTOWN COURT COOKSTOWN INDUSTRIAL ESTATE TALLAGHT DUBLIN 24, IRELAND

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:00 P.M. Eastern Time on October 11, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY MAIL

Mark, sign and date this proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E13400-S50086	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

FLEETMATICS GROUP PLC

MEETING 2 – EXTRAORDINARY GENERAL MEETING

The Board of Directors recommends you vote FOR the following proposals:

		For	Against	Abstain

1.	Special Resolution – To amend the Memorandum of Association of the Company to authorize the Company to enter into a Scheme of Arrangement pursuant to Sections 449 to 455 of the Irish Companies Act 2014.	☐	☐	☐

2.	Ordinary Resolution – To approve the Scheme of Arrangement as described in the Proxy Statement with or subject to such amendments, modifications and changes as may be approved or imposed by the High Court of Ireland, and to authorize the directors to take all necessary action to effect the Scheme of Arrangement.	☐	☐	☐

3.	Special Resolution – To reduce the issued share capital of the Company by the nominal value of the Cancellation Shares and to cancel all such Cancellation Shares as set out in the Proxy Statement.	☐	☐	☐

4.	Ordinary Resolution – To authorize the directors to allot the New Fleetmatics Shares as described in the Proxy Statement and to apply the reserve created by the reduction of capital referred to in Resolution 3 in paying up the New Fleetmatics Shares in full at par, such New Fleetmatics Shares to be allotted and issued to Verizon Business International Holdings B.V. or its nominee(s).	☐	☐	☐

5.	Special Resolution – To amend the Articles of Association of the Company in furtherance of the Scheme of Arrangement as described in the Proxy Statement.	☐	☐	☐

6.	Ordinary Non-Binding Advisory Resolution – To approve on a non-binding advisory basis the “Golden Parachute Compensation” of the Company’s named executive officers.	☐	☐	☐

7.	Ordinary Resolution – To adjourn the Extraordinary General Meeting, if necessary, to solicit additional votes in favor of approval of these resolutions.	☐	☐	☐

In their discretion the proxies are authorized to vote upon such other business as may properly come before the Extraordinary General Meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no such direction is made, this proxy will be voted FOR the proposal(s).

Each of the resolutions shall be decided on a poll. On a poll, a person entitled to more than one vote need not use all his, her or its votes or cast all the votes he, she or it uses in the same way. This form of proxy is for use by shareholders only. If the appointer is a corporate entity, this form of proxy must either be under its seal or under the hand of some officer or attorney duly authorized for that purpose. Alternatively, a corporate entity may complete a separate appointment of representation form.

To be valid, this form must be completed and sent to or deposited with Broadridge (together with any power of attorney or other authority under which it is signed or a notarial certified copy of that power or authority) in the manner described above by 5:00 P.M. Eastern Time on October 11, 2016. Any alterations made to this form must be initialed by you.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Extraordinary General Meeting:

The Notice of Extraordinary General Meeting, Proxy Statement and Proxy Card are available at www.proxyvote.com.

MEETING 2 – EXTRAORDINARY GENERAL MEETING

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

E13401-S50086

FLEETMATICS GROUP PLC

Extraordinary General Meeting of Shareholders

October 12, 2016 8:15 a.m. Irish Time or immediately following the Court Meeting, if later

This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Stephen Lifshatz and Sharon Levine, and each of them, with full power of substitution and power to act alone, as proxies to vote all of the ordinary shares of FLEETMATICS GROUP PLC that the shareholder(s) is/are entitled to vote at the Extraordinary General Meeting to be held at 8:15 a.m. Irish Time or immediately following the Court Meeting, if later, on October 12, 2016, at the offices of Maples & Calder, 75 St. Stephen’s Green, Dublin 2, Ireland and any adjournment or postponement thereof, as set forth on the reverse side.

Continued and to be signed on reverse side